COMPLETE APPRAISAL
                                TRANSMITTED IN A
                         SELF-CONTAINED APPRAISAL REPORT
                                     C97-604

                                       OF

                             THE NOB HILL APARTMENTS
                                   LOCATED AT
                              5410 NORTH BRAESWOOD
                          HOUSTON, HARRIS COUNTY, TEXAS

                                       FOR

                                MR. ERNIE IRIARTE
                                 VICE PRESIDENT
                               L. J. MELODY & CO.
                        4675 MACARTHUR COURT, SUITE 1425
                         NEWPORT BEACH, CALIFORNIA 92660

                                       BY

                  PATRICK O'CONNOR AND ASSOCIATES, INCORPORATED
                         D.B.A. O'CONNOR AND ASSOCIATES
                         2000 NORTH LOOP WEST, SUITE 110
                              HOUSTON, TEXAS 77018
                                 (713) 686-9955

                         EFFECTIVE DATE OF THE APPRAISAL

                                 AUGUST 7, 1997

                              Letter of Transmittal
                                Executive Summary
                                Table of Contents

                       [O'Connor & Associates Letterhead]

                                 August 12, 1997

Mr. Ernie Iriarte
Vice President
L. J. Melody & Company
4675 MacArthur Court, Suite 1425
Newport Beach, California  92660

Reference:  The Nob Hill Apartments, encompassing a total of +/-38.1796 acres
            (+/-1,663,103 square feet) of land and 1,326 apartment units located at the intersection of North Braeswood Boulevard and Burdine Drive. The subject property has a primary physical address of 5410 North Braeswood, Houston, Harris County, Texas. (Key Map: 531-T)

Dear Mr. Iriarte:

At your request, we have prepared a complete appraisal for the purpose of estimating the "As Is" Market Value of the Fee Simple Estate (subject to short term leases) in the above referenced property.

The value estimate concluded to herein is subject to the assumptions and contingent and limiting conditions contained within both the body of this self-contained appraisal report and the addenda. The effective date of this appraisal is August 7, 1997, which is the date of our final physical inspection of the property.

Inspection of the property, and the analyses that form the basis for our value conclusions were made by the undersigned. This report has been prepared in compliance with the Code of Professional Ethics of the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice (USPAP).

Mr. Ernie Iriarte
August 12, 1997
Page 2

O'Connor and Associates is a professional real estate appraisal and consulting firm, providing service to a variety of corporate, institutional, governmental and private clientele. In the past twelve (12) months our firm has completed numerous valuation assignments involving similarly improved properties.

We are not qualified to detect or identify hazardous substances which may, or may not be present on, in, or near this property. The presence of hazardous materials may negatively affect value. We have valued the subject property as though free of hazardous materials. We urge the user of this report to obtain the services of a specialist for the purpose of conducting an environmental audit to ensure that the subject property is free of hazardous materials.

Based on our investigation of the available market data, including sales of similar properties (see Sales Comparison Approach-Improved) and conversations with brokers and individuals active in the local area, the time that would be required to effectively expose the subject property to the market is estimated to be twelve (12) months. Attached is our self-contained appraisal report which describes the investigation and analyses undertaken in arriving at our value estimate. As such, the "As Is" Market Value of the subject property, as of August 7, 1997, is as follows:

                FORTY-FIVE MILLION THREE HUNDRED THOUSAND DOLLARS
                                   $45,300,000

Respectfully submitted,

O'CONNOR & ASSOCIATES


/s/ Ross P. Welshimer                     /s/ Patrick C. O'Connor
--------------------------                -------------------------------
Ross P. Welshimer                         Patrick C. O'Connor, MAI
State Certified Real Estate Appraiser     State Certified Real Estate Appraiser
TX-1324328-G                              TX-1321378-G


/s/ W. F. Trotter, Jr.
--------------------------
W. F. Trotter, Jr.
State Certified Real Estate Appraiser
TX-1322606-G
Associate Member of the Appraisal Institute

                                TABLE OF CONTENTS

        I. PREFACE

           Title Page                                                        I

           Letter of Transmittal                                            II

           Table of Contents                                                IV

           Certification of Appraisal                                       VI

           Assumptions and Limiting Conditions                            VIII

           Summarization of Important Data and Conclusions                 XII

       II. METHODOLOGY AND PROCEDURES IN THE APPRAISAL PROCESS

           The Appraisal Process                                             1

      III. DESCRIPTIONS, ANALYSES, & CONCLUSIONS                            11

           Definitions of Value                                             11

           Purpose of Appraisal                                             14

           Use of Appraisal                                                 14

           Effective Date of Appraisal                                      15

           Appraisal Development and Reporting Process                      15

           Legal Description                                                16

           Ownership History                                                16

           Houston Area Data                                                17

           Neighborhood Data                                                36

           Site Data                                                        46

           Improvement Data                                                 53

           Property Taxes                                                   63

           Zoning and Restrictions                                          65

           Apartment Market Analysis                                        66

           Highest and Best Use Analysis                                    81


C97-604                      O'Connor & Associates                          IV

                                TABLE OF CONTENTS

        B. SALES COMPARISON APPROACH-LAND VALUATION                         88

           Comparable Land Sales                                            89

           Analysis of Comparable Land Sales                                94

           Land Grid Analysis                                               98

           Final Estimate of Land Value                                     99

           COST APPROACH TO VALUE                                          100

           Estimate of Replacement Cost New                                103

           Depreciation                                                    104

           Final Estimate of Value via the Cost Approach to Value          108

           SALES COMPARISON APPROACH                                       109

           Comparable Improved Sales                                       110

           Analysis of Improved Sales                                      125

           Final Estimate of Value via the Sales Comparison Approach       133

           INCOME APPROACH TO VALUE                                        134

           Rent Comparables                                                138

           Estimate of Market Rent                                         153

           Expense Analysis                                                169

           Net Operating Income                                            174

           Direct Capitalization                                           175

           Effective Gross Income Multiplier Analysis                      180

           Discounted Cash Flow Analysis                                   182

           Final Estimate of Value via the Income Approach                 191

           RECONCILIATION AND FINAL VALUE ESTIMATE                         192

           EXHIBITS


C97-604                      O'Connor & Associates                          V

                           CERTIFICATION OF APPRAISAL

We certify that, to the best of our knowledge and belief, ...

(1) The statements of fact contained in this report, upon which the analysis, opinions and conclusions expressed herein are based, are true and correct.

(2) The reported analyses, opinions and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions and conclusions.

(3) We have no present or prospective interest in the property that is the subject of this appraisal report, and we have no personal interest or bias with respect to the parties involved.

(4) Our compensation is not contingent on an action or event resulting from the analyses, opinions, or conclusions in, or use of, this report; our compensation is not contingent upon a predetermined value, or direction in value, or finding that favors the cause of the client, the amount of value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event.

(5) Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice as promulgated by the Appraisal Institute, and the Code of Professional Ethics of the Appraisal Institute.

(6) The use of this report is subject to the requirements of the Appraisal Institute relating to review by their duly authorized representatives.

(7) Ross P. Welshimer has performed an interior and exterior inspection of the subject property. W. F. Trotter, Jr. and Patrick C. O'Connor, MAI have performed exterior inspections of the subject property.

(8) No one provided significant professional assistance to the persons signing this report.

(9) This assignment was not based upon a requested minimum value, a specific valuation, or the approval of a loan.

(10) Patrick O'Connor is an MAI Member of the Appraisal Institute. Ross P. Welshimer and W. F. Trotter, Jr. are Associate Members of the Appraisal Institute. The bylaws and regulations of the Institute require each member to control the use and distribution of each report signed by such member.


C97-604                      O'Connor & Associates                          VI

(11) The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

(12) As of the date of appraisal, Patrick C. O'Connor, MAI has completed the requirements under the continuing education program of the Appraisal Institute.

Based on the preceding investigations and the analyses of the subject property, and subject to the attached definitions, assumptions, and limiting conditions, it is our opinion that as of the effective date of this appraisal, the "As Is" Market Value of the subject property, as of August 7, 1997 is as follows:

                FORTY-FIVE MILLION THREE HUNDRED THOUSAND DOLLARS
                                   $45,300,000

Respectfully submitted,

O'CONNOR & ASSOCIATES


/s/ Ross P. Welshimer                     /s/ Patrick C. O'Connor
--------------------------                -------------------------------
Ross P. Welshimer                         Patrick C. O'Connor, MAI
State Certified Real Estate Appraiser     State Certified Real Estate Appraiser
TX-1324328-G                              TX-1321378-G


/s/ W. F. Trotter, Jr.
--------------------------
W. F. Trotter, Jr.
State Certified Real Estate Appraiser
TX-1322606-G
Associate Member of the Appraisal Institute


C97-604                      O'Connor & Associates                          VII

                       ASSUMPTIONS AND LIMITING CONDITIONS

This appraisal is subject to the following assumptions and limiting conditions:

1) No survey of the subject property was undertaken and the appraiser(s) assume no responsibility associated with such matters.

2) The value estimate assumes responsible ownership and competent management. The subject property is assumed to be free and clear of all liens, except as may be otherwise herein described. No responsibility is assumed by the appraiser(s) for matters legal in character, nor is any opinion on the title rendered, which is assumed to be good and marketable.

3) The information contained herein has been gathered from sources deemed to be reliable, but the appraiser(s) assume no responsibility for its accuracy. Correctness of estimates, opinions, dimensions, sketches and other exhibits which have been furnished and have been used in this report are not guaranteed.

4) The value estimate rendered herein is considered reliable and valid only as of the date of the appraisal, due to rapid changes in the external factors that can significantly affect the property value. The final estimate of market value is expressed in terms of the current purchasing power of the dollar.

5) Any leases, agreements or other written or verbal representations and/or communications and information received by the appraiser(s) have been reasonably relied upon in good faith but have not been analyzed for their legal implications. We urge and caution the user of this report to obtain legal counsel of his/her own choice to review the legal and factual matters, and to verify and analyze the underlying facts and merits of any investment decision in a reasonably prudent manner.

6) Appraiser(s) assume no responsibility for any hidden agreements known as "side letters", which may or may not exist relative to this property, which have not been made known to us, unless specifically acknowledged within this report.

7) This report is to be used in whole, and not in part. Any separate valuation for land and improvements shall not be used in conjunction with any other appraisal and is invalid if so used. Possession of this report or any copy thereof does not carry with it the right of publication nor may the same be used for any purpose by anyone but the client without the previous written consent of the appraiser(s), and in any event, only in it entirety.

8) The appraiser(s), by reason of this report, are not required to give testimony in court with reference to the property appraised unless notice and proper arrangements have been previously made therefore.


C97-604                      O'Connor & Associates                         VIII

 9) Neither all nor any part of the contents of this report shall be conveyed to the public through advertising, public relations, news, sales or other media without prior written consent and approval of the author.

10) No subsoil data or analysis based on engineering core borings or other tests were furnished to us. We have assumed that there are no subsoil defects present that would impair development of the land to its maximum permitted use, or would render it more or less valuable. No responsibility is assumed for engineering which might be required to discover such factors.

11) The construction and physical condition of the improvements described herein are based on visual inspection. No liability is assumed by the appraiser(s) for the soundness of structural members since no engineering tests were conducted. No liability is assumed for the condition or adequacy of mechanical equipment, plumbing or electrical components. No responsibility is assumed for engineering which might be required to discover such factors. We urge the user of this report to retain an expert in this field.

12) Unless otherwise stated in this report, the existence of hazardous substances, including without limitation asbestos, polychlorinated byphenyls, petroleum leakage, or agricultural chemicals, which may or may not be present in or on the property, or other environmental conditions were not called to the attention of the appraiser(s) nor did the appraiser(s) become aware of such during the appraiser(s) inspection. The appraiser(s) have no knowledge of the existence of such materials on or in the property unless otherwise stated. The appraiser(s), however, are not qualified to test such substances or conditions. If the presence of such substances as asbestos, urea formaldehyde, foam insulation or other hazardous substance or environmental conditions may affect the value of the property, the value estimate is predicated on the assumption that there is no such condition on or in the property or in such proximity thereto as to cause a loss in value. No responsibility is assumed for any such conditions, nor for any expertise or engineering knowledge required to detect or discover them. We urge the user of this report to retain an expert in the field of environmental impacts on real estate if so desired.

13) The projections of income, expenses, terminal values or future sales prices are not predictions of the future, rather, they are the best estimate of current market thinking of what future trends will be. No warranty or representation is made that these projections will materialize. The real estate market is constantly changing. It is not the task of the appraiser(s) to estimate the conditions of a future real estate market, but rather to reflect what the investment community envisions for the future, and upon what assumptions of the future investment decisions are based.


C97-604                      O'Connor & Associates                          IX

14) The client or user of this report agrees to notify the appraiser(s) of any error, omission or inaccurate date contained in the report within 15 days of receipt, and return the report and all copies thereof to the appraiser(s) for correction prior to any use.

15) The acceptance of this report, and its subsequent use by the client or any other party in any manner whatsoever for any purpose, is acknowledgement by the user that the report has been read and understood, and specifically agrees that the data and analyses, to their knowledge, are correct and acceptable.

16) The appraisal assignment was not based upon a requested minimum valuation, a specific valuation, or the approval of a loan.

17) We have not made a specific compliance survey to determine if the subject property is in compliance with the American Disabilities Act (ADA). It is possible that compliance survey of the subject property, together with a detailed analysis of the requirements of the ADA could reveal that the subject property is not in compliance with the Act. If so, this could have a negative effect upon the value of the subject property. Since we do not have any direct evidence relating to this issue, we did not consider possible noncompliance with the requirements of the ADA in estimating the value of the subject property.


C97-604                      O'Connor & Associates                          X

                            ENVIRONMENTAL ASSUMPTIONS

This appraisal is subject to the following environmental assumptions:

 1)   There is a safe, lead-free, adequate supply of drinking water.

 2)   The subject property is free of soil contamination.

 3) There is no uncontaminated friable asbestos or other hazardous asbestos material on the property.

 4)   There are no uncontaminated PCB's on or near the property.

 5)   The radon level is at or below EPA recommended levels.

 6) Any functioning underground storage tanks (UST's) are not leaking and are properly registered; any abandoned UST's are free from contamination and were properly drained, filled and sealed.

 7) There are no hazardous waste sites on or near the subject property that negatively affect the value and/or safety of the property.

 8) There is no significant UREA formaldehyde (UFFI) insulation or other UREA formaldehyde material on the property.

 9)   There is no flaking or peeling of lead-based paint on the property.

10)   The property is free of air pollution.

11)   There are no wetlands/flood plains on the property.

12) There are no other miscellaneous hazardous substances and/or detrimental environmental conditions on or in the area of the site (excess noise, radiation, light pollution, magnetic radiation, acid mine drainage, agricultural pollution, waste heat, miscellaneous chemical, infectious medical wastes, pesticides, herbicides, and the like).


C97-604                      O'Connor & Associates                          XI

SUMMARY OF SALIENT FACTS AND CONCLUSIONS

      Property Name:                Nob Hill Apartments

      Tax I.D. #'s:                 041-088-000-0003; 041-088-000-0004;
                                    041-088-000-0005; 041-088-000-0010;
                                    041-088-000-0016; 041-088-000-0017;
                                    041-088-000-0019

      Key Map:                      531-T

      Location:                     The subject property is located at the
                                    intersection of North Braeswood Boulevard and Burdine Drive. The subject property has a primary physical address of 5410 North
                                    Braeswood, Houston, Harris County, Texas.
                                    Additionally, the property fronts
                                    Braesvalley Drive and Braesmont Drive.

      Purpose of Appraisal:         To estimate the "As Is" Market Value of the
                                    Fee Simple Estate, subject to assumptions and limiting conditions listed herein.

      Property Rights Appraised:    Fee Simple Estate, subject to short term
                                    leases.

      Land Size:                    Three irregularly shaped tracts containing a
                                    total of +/-38.1796 acres (+/-1,663,103
                                    square feet) of land. The tracts are
                                    effectively contiguous, separated only by roadway (see plat).

      Improvement Description:      The subject property's improvements consist
                                    of a Class "B" apartment complex and
                                    supporting site improvements. The facility consists of two-story buildings, with a total net rentable area of 1,188,324 square feet (according to the rent roll provided).
                                    The project contains 1,326 master-metered units.

      Average Unit Size:            896 Square Feet

      Stabilized Occupancy:         93% (5% vacancy & collection loss + 2%
                                    employee/model units)


C97-604                      O'Connor & Associates                         XII

      Year of Construction:         1967-1970

      Zoning: The City of Houston does not utilize zoning to regulate development.

      Utilities:                    All available

      Effective Date of the
      Appraisal:                    August 7, 1997

      Flood Plain:                  According to FIRM map panel no.
                                    48201C0865-J, published for Harris County and dated November 6, 1996, the large majority of the subject property is located in Zone AE, an area within the 100-Year
                                    Floodplain. Improvements located within the flood plain must be properly elevated. The north boundary appears to be in shaded Zone
                                    X, an area between the 100- and 500-Year
                                    Floodplains. A copy of this map is included in the Site Data section of this report.

      Highest and Best Use:
            As Vacant:              Future multifamily development.
            As Improved:            Its present multifamily use.

Value Estimates:
      Land Value (As Vacant)        $5,820,000
      Cost Approach:                $43,980,000
      Sales Comparison Approach:    $45,350,000
      Income Approach:              $45,250,000
      Concluded Market Value:       $45,300,000
      Insurable Value:              $47,640,000

      Exposure Time/Marketing Time: Assuming adequate exposure and normal marketing efforts, the estimated exposure time (i.e. the length of time the subject property would have been exposed for sale in the market had it sold at the market value concluded to in this analysis as of the date of this valuation) would have been within about twelve (12) months; the estimated marketing time (i.e. the amount of time it would probably take to sell the subject property if exposed in the market beginning on the date of this valuation) is estimated to be within about twelve (12) months.


C97-604                      O'Connor & Associates                         XIII

METHODOLOGY AND PROCEDURES USED IN THE APPRAISAL PROCESS

An appraisal is defined as "the act or process of estimating value." (Appraisal of Real Estate, Eleventh Edition, Appraisal Institute). Real estate appraisal involves selective research into appropriate market areas; the assemblage of pertinent data; the use of appropriate analytical techniques; and the application of knowledge, experience, and professional judgement to develop an appropriate solution to an appraisal problem.

The underlying principles in the appraisal process are supply/demand, anticipation, change, competition, substitution, opportunity cost, balance, contribution, surplus productivity, conformity, and externalities. As found in the Appraisal of Real Estate, Eleventh Edition, these principles are defined as follows:

Supply and Demand

"In economic theory, the principle of supply and demand states that the price of a commodity, good, or service varies inversely, but not necessarily proportionately, with demand, and directly, but not necessarily proportionately, with supply. In a real estate context, the appraisal principle of supply and demand states that the price of real property varies inversely, but not necessarily proportionately, with demand, and directly, but not necessarily proportionately, with supply. Thus, an increase in the supply of an item or a decrease in the demand for an item tends to reduce the equilibrium price; the opposite conditions produce an opposite effect. The relationship between supply and demand may not be directly proportional, but the interaction of these forces is fundamental to economic theory. The interaction of suppliers and demanders, or sellers and buyers, constitutes a market.

"Usually, property values vary directly with changes in supply. If properties for a particular use become more abundant than they were in the past, their equilibrium value declines; by contrast, if properties become more scarce and supply declines relative to demand, the equilibrium price of the properties increases. The supply of and demand for commodities always tend toward equilibrium. At this theoretical point (which virtually never occurs), market value, price, and cost are equal."


C97-604                      O'Connor & Associates                       Page 1

Anticipation

"Value is created by the anticipation of benefits to be derived in the future. In the real estate market, the current value of a property is usually not based on its historical prices or the cost of its creation; rather, value is based on market participants' perceptions of the future benefits of acquisition.

"The value of owner-occupied residential property is based primarily on the expected future advantages, amenities, and pleasures of ownership and occupancy. The value of income-producing real estate is based on the income it will produce in the future. Therefore, real property appraisers must be aware of local, regional and national real estate trends that affect the perceptions of buyers and sellers and their anticipations of the future. Historical data on a property or the market are relevant only insofar as they help interpret current market anticipations."

Change

"The dynamic nature of the social, economic, governmental, and environmental forces that influence real property value accounts for change. Although change is inevitable and continuous, the process may be gradual and not easily discernible. In active markets, change may occur rapidly, with new properties put up for sale and others sold on a daily basis. Abrupt changes may be precipitated by plant or military base closures, tax law revisions, or the start of new construction. The pervasiveness of change is evident in the real estate market, where the social, economic, governmental, and environmental forces that affect real estate are in constant transition. Changes in these forces influence the demand for and supply of realty and, therefore, individual property values. Appraisers attempt to identify current and anticipated changes in the market that could affect current property values, but because change is not always predictable, value estimates may be valid only for a relatively brief period after the date specified in the appraisal report."

Competition

"Competition between buyers or tenants represents the interactive efforts of two or more potential purchasers or tenants to make a purchase or secure a lease. Between sellers or landlords, competition represents the interactive efforts of two or more potential sellers or landlords to effect a sale or lease. Competition is fundamental to the dynamics of supply and demand in a free enterprise, profit-maximizing, economic system.

"Buyers and sellers of real property operate in a competitive market setting; in essence, each property competes with all other properties suitable for the same use in the particular market segment and often with properties from other market segments."

Substitution

"The principle of substitution states that when several similar or commensurate commodities, goods, or services are available, the one with the lowest price attracts the greatest demand and widest distribution. This principle assumes rational, prudent market behavior with no undue cost to delay. According to the principle of substitution, a buyer would not pay more for one property than for another that was equally desirable.


C97-604                      O'Connor & Associates                       Page 2

"Property values tend to be set by the cost of acquiring an equally desirable substitute property. The principle of substitution recognizes that buyers and sellers of real property have options, i.e., other properties are available for similar uses. The substitution of one property for another may be considered in terms of use, structural design, or earnings. The cost of acquisition may be the cost to purchase a similar site and construct a building of equivalent utility, assuming no undue cost due to delay; this is the basis of the cost approach. On the other hand, the cost of acquisition may be the price of acquiring an existing property of equal utility, again assuming no undue cost due to delay; this is the basis of the sales comparison approach.

"The principle of substitution is equally applicable to properties such as houses, which are purchased for their amenity-producing attributes, and properties purchased for their income-producing capabilities. The amenity-producing attributes of residential properties include excellence of design, quality of workmanship, or superior construction materials. In regard to income-producing property, an equally desirable substitute might be an alternative investment property that produces equivalent investment returns with equivalent risk. The limits of property prices, rents, and rates tend to be set by the prevailing prices, rents and rates of equally desirable substitutes. The principle of substitution is fundamental to all three traditional approaches to value - sales comparison, cost, and income capitalization."

Opportunity Cost

"Opportunity cost is the net cost of opportunities not chosen or options foregone, denied, or lost. An investor who selects one investment forgoes the opportunity to invest in other available investments. An investor will select the investment that best meets his or her investment objectives. Some investors look for the highest rate of return at the lowest risk, while others seek the assurance of long-term growth at a more conservative rate of return. In addition to the illiquidity the investor endures over the term of the investment, there is a potential for opportunity cost if alternative investments at comparable levels of risk outperform the investment chosen."

Balance

"The principle of balance holds that real property value is created and sustained when contrasting, opposing, or interacting elements are in a state of equilibrium. This principle applies to relationships among various property components as well as the relationship between the costs of production and the property's productivity. Land, labor, capital, and entrepreneurship are the agents of production, but for most real property the critical combination is the land and the improvements. Economic balance is achieved when the combination of land and improvements is optimal -- i.e., when no marginal benefit or utility is achieved by adding another unit of capital. The law of increasing returns holds that increments in the agents of production added to a parcel of property produce greater net income up to a certain point. At this point, the point of decreasing or diminishing returns, the maximum value is achieved. Any additional expenditures will not produce a return commensurate with the additional investment, according to the law of decreasing returns. At the point of decreasing returns, further


C97-604                      O'Connor & Associates                       Page 3
increments in the agents of production will cause productivity to decline proportionately. This principle is also known as the principle of diminishing marginal productivity or law of diminishing returns."

Contribution

"The concept of contribution states that the value of a particular component is measured in terms of its contribution to the value of the whole property, or as the amount that its absence would detract from the value of the whole. The cost of an item does not necessarily equal its value.

"In some cases, a property's market value may not increase even though the real estate has undergone alteration, modification, or rehabilitation.

"The contribution of existing improvements may not be in proper balance with the total property. Especially in areas of rapid transition, a property's present use may underutilize the land. Nevertheless, an existing, less-than optimal use, called an interim use, will continue until it is economically feasible for a developer to absorb the costs of converting the property by either razing and replacing or rehabilitating the existing improvements."

Surplus Productivity

"Surplus productivity is the net income that remains after the costs of various agents of production have been paid. The classical economists identified the surplus with land rent, which they understood to account for land value. Traditionally, the principle of surplus productivity has provided the basis for the residual concept of land returns and residual valuation techniques. The principles of surplus productivity and residual returns to the land are useful in establishing the highest and best use of land and in analyzing which option among alternative land use options will yield the highest value. Some twentieth-century economists argue that surplus productivity should be ascribed to a different agent of production, i.e., the entrepreneurship required to combine the land, labor, and capital into a complete real estate product."

Conformity

"Conformity holds that real property value is created and sustained when the characteristics of a property conform to the demands of the market. The styles and uses of the properties in a given area may conform for several reasons, including economic pressures and the shared preferences of owners for certain types of structures, amenities, and services. The imposition and enforcement of zoning ordinances and plans by local governments to regulate land use may also contribute to conformity. Standards of conformity set by the market are subject to change. Zoning codes which tend to establish conformity in basic property characteristics such as size, style and design, are often difficult to change and may hasten the pace of obsolescence."


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Externalities

"The principle of externalities states that factors external to a property can have a positive effect on its value or a negative effect on its value. When an essential product or service affects a great number of people, it is often provided by government.

"Real estate is affected by externalities perhaps more strongly than any other economic good, service or commodity. Because it is physically immobile, real estate is subject to many types of external influences. Externalities may refer to the use or physical attributes of properties located near the subject property or to the economic conditions that affect the market in which the subject property competes."


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

In arriving at a final value estimate for real property, an arduous and systematic process is undertaken. This process, as detailed in The Appraisal of Real Estate, Eleventh Edition, is set forth below.

"The valuation process begins when an appraiser identifies the appraisal problem and ends when he or she reports a conclusion to the client.

"Each real property is unique, and many different types of value can be estimated for a single property. The most common appraisal assignment is performed to estimate market value; the valuation process contains all the steps appropriate to this type of assignment. The model also provides the framework for estimating any other defined value. Consulting assignments often call for value estimates which are derived through application of the valuation process.

"The valuation process is accomplished through specific steps; the number of steps followed depends on the nature of the appraisal assignment and the data available. The model indicates a pattern that can be used in any appraisal assignment to perform market research and data analysis, to apply appraisal techniques, and to integrate the results of these activities into an estimate of defined value.

"Research begins after the appraisal problem has been defined. The analysis of data relevant to the problem starts with an investigation of trends observed at all market levels - international, national, regional, community, and neighborhood. This examination helps the appraiser understand the interrelationships among the principles, forces, and factors that affect real property value in the specific area. It also provides raw data from which to extract quantitative information and other evidence of market trends such as positive or negative percentage changes in property value over a number of years, the population movement into an area, and the number of employment opportunities available and their effect on the purchasing power of potential property users. These data can be analyzed and employed to estimate a defined value.

"Traditionally, appraisal techniques are the specific procedures within the three approaches that are applied to derive indications of real property value. Other procedures, such as the use of inferential statistics and economic models also contribute to appraisals. One or more approaches to value may be used depending on their applicability to the particular appraisal assignment."


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1. The Cost Approach is based on the understanding that market participants relate value to cost. In the cost approach the value of a property is derived by adding the estimated value of the land to the current cost of constructing a reproduction or replacement for the improvements and then subtracting the amount of depreciation (i.e., deterioration and obsolescence) in the structures from all causes. Entrepreneurial profit may be included in the value indication. This approach is particularly useful in valuing new or nearly new improvements and properties that are not frequently exchanged in the market. Cost approach techniques can also be employed to derive information needed in the sales comparison and income capitalization approaches to value, such as the costs to cure items of deferred maintenance.

2. The Sales Comparison Approach is the process in which a market value estimate is derived by analyzing the market for similar properties and comparing these properties to the subject property. Estimates of market rent, cost, depreciation, and other value parameters may be derived in the other approaches to value using comparative techniques. Often these elements are also analyzed in the sales comparison approach to determine the adjustments to be made to the sales prices of comparable properties. The comparative techniques of analysis applied in the sales comparison approach are fundamental to the valuation process. In the sales comparison approach, market value is estimated by comparing the subject property to similar properties that have recently sold, are listed for sale, or are under contract (i.e., recently drawn up purchase offers accompanied by a cash or equivalent deposit). A major premise of the sales comparison approach is that the market value of a property is directly related to the prices of comparable, competitive properties.

3. In the Income Capitalization Approach, the present value of future benefits of property ownership is measured. A property's income streams and its resale value upon reversion may be capitalized into a present, lump-sum value.

"In assignments to estimate market value, the ultimate goal of the valuation process is a well-supported conclusion that reflects all the factors that influence the market value of the property being appraised. To achieve this goal, the appraiser studies the property from three different viewpoints, which correspond to the three traditional approaches to value.

"The three approaches are interrelated; each requires the gathering and analysis of sales, cost, and income data that pertain to the property being appraised...From the approaches applied, the appraiser derives separate indications of value for the property being appraised. One or more approaches may not be applicable to a specific assignment or may be less reliable due to the nature of the property, the needs of the client, or the data available."


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The final step in the appraisal process involves the reconciliation of the values indicated by each of the applicable approaches into a final value conclusion. In this process the reliability of the value indications and the applicability of the approaches are explained. Reconciliation also provides an opportunity to resolve variations and inconsistencies among the value indications and the methods with which they were derived.

The appraiser weighs the relative significant applicability and defensibility of the indication of value derived from each approach and places most weight and reliance on the one which in his professional judgment best approximates the value of the property. The facts are reconciled and their probable validity and reliability are reconciled to a final value estimate.

"To complete the valuation process, the appraiser integrates the information drawn from market research and data analysis and from the application of approaches to form a value conclusion. This conclusion may be presented as a single point estimate of value or as a range within which the value may fall. An effective integration of all the elements in the process depends on an appraiser's skill, experience, and judgment."


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An outline of the valuation process is presented below.
   I.    Definition of the Problem
         A. Identification of real estate
         B. Identification of property rights to be valued
         C. Use of appraisal
         D. Definition of Value
         E. Date of Value Estimate
         F. Description of Scope of Appraisal
         G. Other limiting conditions

   II.   Preliminary Analysis and Data Selection and Collection
         A. General
            1. Social
            2. Economic
            3. Government
            4. Environmental

         B. Specific (Subject and Comparables)
            1. Site and improvements
            2. Cost and Depreciation
            3. Income/expense and capitalization rate
            4. History of ownership and use of property

         C  Competitive Supply and Demand (The subject market)
            1. Inventory of competitive properties
            2. Sales and listings
            3. Vacancies and offerings
            4. Absorption rates
            5. Demand studies

   III.  Highest and Best Use Analysis
         A. Land as though vacant
         B. Property as improved

   IV.   Land Value Estimate

   V.    Application of the Three Approaches
         A. Cost
         B. Sales Comparison
         C. Income Capitalization

   VI.   Reconciliation of Value Indications and Final Value Estimate

   VII.  Report of Defined Value


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Approaches applicable to this appraisal

In the following pages, the report will be segregated into six major categories. The first section covers general considerations, such as Region, City and Neighborhood Data, description of site and improvements, and the Highest and Best Use. The Second Section will deal with the land analysis and arrives at an estimate of land value. This section is then followed by the three (3) approaches to value, the Cost Approach, Sales Comparison Approach, and the Income Approach. In the last section, the estimates of value are then correlated and reconciled in the Final Reconciliation Section at the end of the report, just preceding the Final Value Estimate

Competency of the Appraisers

Ross P. Welshimer, W. F. Trotter, Jr., and Patrick C. O'Connor, MAI are Certified Real Estate Appraisers with the State of Texas, and have appraised numerous properties similar to the subject.

Your attention is invited to the following descriptions and analyses that form, in part, our opinion of value for the subject property.


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                     DESCRIPTIONS, ANALYSES, AND CONCLUSIONS
                             GENERAL CONSIDERATIONS

Definitions of Value and Ownership

The following are definitions of Value and Ownership rights that will be referred to in the following analyses.

Complete Appraisal

As defined by the Appraisal Standards Board of the Appraisal Foundation, a Complete Appraisal is defined as follows;

    "The act or process of estimating value or an estimate of value performed without invoking the Departure Provision."

Self-Contained Appraisal Report

As defined by the Appraisal Standards Board of the Appraisal Foundation, a Self Contained Appraisal Report is defined as follows:

      "A written report prepared under standards Rule 2-2(a) of a Complete or Limited Appraisal performed under Standard 1."


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Market Value

Market Value is defined by the OCC, Regulation 12 CFR, part 34 as being "the most probable price which a property will bring in a competitive and open market under all conditions requisite to a fair sale, with the buyer and seller each acting prudently, knowledgeably and assuming the price is not affected by undue stimulus."

"Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

      1.    Buyer and Seller are typically motivated;
      2. Both parties are well informed or well advised, and each acting in what he considered his own best interest;
      3.    A reasonable time is allowed for exposure in the open market;
      4. Payment is made in terms of cash in U. S. dollars or in terms of financial arrangements comparable thereto; and
      5. The price represents the normal consideration for the property sold, unaffected by special or creative financing or sales concessions granted by anyone associated with the sale."

The value conclusions in this report are expressed in terms of cash.

Exposure Time/Marketing Time

Assuming adequate exposure and normal marketing efforts, the estimated exposure time (i.e. the length of time the subject property would have been exposed for sale in the market had it sold at the market value concluded to in this analysis as of the date of this valuation) would have been within about twelve (12) months; the estimated marketing time (i.e. the amount of time it would probably take to sell the subject property if exposed in the market beginning on the date of this valuation) is estimated to be within about twelve (12) months.


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Market Rent

Market Rent is defined by The Dictionary of Real Estate Appraisal as "the rental income that a property would most probably command in the open market."

Ownership Rights

The holding of rights or interest in real estate is referred to as ownership rights. As defined by The Appraisal of Real Estate, Eleventh Edition, the following are definitions of ownership interest applicable to our investigation.

Fee Simple Estate

This bundle of ownership rights refer to the "absolute ownership unencumbered by any other interest or estate, subject only to the limitations imposed by governmental powers of taxation, eminent domain, police power, and escheat."

Leased Fee Estate

The leased fee interest refers to "an ownership interest held by a landlord with specified rights that include the right of use and occupancy conveyed by lease to others; the rights of lessor (the leased fee owner) and lessee (leaseholder) are specified by contract terms contained within the lease."

Property Rights Appraised

The property rights appraised in this assignment are the Fee Simple Estate (subject to short-term leases) in the subject property.


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Assets Appraised

The assets appraised in this appraisal assignment include land, buildings, and ancillary site improvements. No moveable equipment or personal property, other than appliances typically provided by the landlord in a multifamily setting, was included in the valuation process.

No title policy was submitted to the appraiser and reservations, if any, are unknown. If property rights differ from the above definitions, the value may be affected. We reserve the right to modify our value conclusions should a current title policy or survey indicate adverse easements or encroachments not visible during our inspection.

Purpose of Appraisal

The purpose of the appraisal is to estimate the Market Value of the Fee Simple Estate, subject to short term leases.

Use of the Appraisal

The use of this appraisal is understood to be for loan decisions in association with the re-financing of the property. The development of this appraisal entailed the use of the complete appraisal process as defined by the Uniform Standards of Professional Appraisal Practice. This means that no departures from Standard 1 were invoked.

Date of the Appraisal Report

The writing of this appraisal report was completed on August 12, 1997.


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Effective Date of the Appraisal

The descriptions, analyses, and conclusions of this report for the subject property are applicable as of August 7, 1997. The appraisers inspected the site on August 7, 1997.

Appraisal Development and Reporting Process

This report has been prepared in compliance with the following: Uniform Standards of Professional Appraisal Practice, promulgated by the Appraisal Standards Board of the Appraisal Foundation, as set forth in 12 C.F.R. Part 1608; The Code of Professional Ethics of the Appraisal Institute.

The value set forth herein was estimated after application and analysis by all three approaches to value, i.e.; Cost Approach, Income Approach, Sales Comparison Approach - Land Only, for an estimate of land as though vacant (to be used in conjunction with the Cost Approach) and Sales Comparison Approach - Improved Property. This appraisal included an inspection of the subject of this report and comparable sales, and an analysis of the surrounding neighborhood with recognition of existing and future trends. Market data, including sales and lease information on comparable properties, were obtained from sources considered to be reliable. Personal property, other than appliances typically provided by the landlord in a multifamily setting, was not included in the value estimate. This appraisal report details all pertinent data, descriptions, and discussions germane to the appraisal of the subject of this report. The development of this appraisal entailed the use of the complete appraisal process, as defined by the Uniform Standards of Professional Appraisal Practice (USPAP). This


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means that no departures from Standard 1 were invoked. A copy of this report and the data included herein have been retained in our files.

Legal Description

The legal description for the subject property was provided the Harris County Appraisal District, as follows:

      Tracts 3, 3A, 3B, 3C, 3G, 3H, 6F, W. J. Brown Survey, Abstract 132, Houston, Harris County, Texas.

Neither a metes and bounds legal description nor a site survey was provided to the appraisers.

Ownership History of Subject Property

According to information provided by the client, title to the subject property is currently vested in Harold Farb Investments (or its assigns), which built the property in 1969-72. Therefore, no sales activity involving the subject property has taken place over the past three years. The subject property is not currently listed for sale and no offers are pending.


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                                 Subject Area/
                               Property Analyses

                              HOUSTON AREA ANALYSIS

The subject is located within the Houston Consolidated Metropolitan Statistical Area (CMSA), which is composed of a seven-county area consisting of Harris, Montgomery, Galveston, Fort Bend, Brazoria, Waller, and Liberty Counties.

Houston is the nation's fourth largest city with a metropolitan area population of over three million people. Houston emerged as a major corporate center during the 1960's and 1970's when more than 200 corporations moved their headquarters here. Thirty-four of the thirty-five major energy and petroleum corporations are headquartered in the city of Houston. As a result, the city has emerged as the "energy capital" of the world.

Population

According to the 1990 census, the Houston CMSA had a population of roughly 3.6 million, and Houston was the fourth largest city in the nation. From 1970 to 1980, the population growth of Houston averaged 3.6 percent per year, which was more than triple the national average. From 1980 to 1990, growth slowed due to poor economic conditions of the mid-1980's.

Despite the economic downturn of the mid-1980's, Houston's seven-county Consolidated Statistical Metropolitan Area is projected to increase by an additional 1.48 million people through the year 2010, according to a task force working for the Houston-Galveston Area Council (HGAC). Employment in the area encompassing Harris, Fort Bend, Brazoria,


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Galveston, Liberty, Montgomery, and Waller Counties, is projected to increase from 1.5 million employed in 1980 to 2.4 million in 2010, an increase of more than 60%.

This latest projection recognized that the pace of growth for the seven-county area has lessened recently, and as a result, overall growth from 1980-1990 was moderate. The study projects greater increases in population and employment in the years after the 1980's. Population growth in the 1990 to 2010 time period is expected to be moderate, approximately 2% per year for population. Employment growth is expected to be slightly higher. The HGAC population projections are shown in the following table.

======================================================================
                   POPULATION PROJECTIONS
======================================================================

                                                           Forecast
                                                           % Increase
County            Actual 1990          2000        2010    1990 - 2010

Brazoria              198,178       235,821     282,384      42.5%

Fort Bend             206,120       281,270     346,214      68.0%

Galveston             224,169       264,120     313,533      40.0%

Harris              2,712,765     3,160,005   3,716,947      37.0%

Liberty                61,186        72,890      86,809      41.9%

Montgomery            166,051       218,671     290,043      74.7%

Waller                 25,269        30,442      40,851      61.7%

CMSA Total          3,593,738     4,263,219   5,076,781      41.3%
======================================================================

Transportation Networks

The principal thoroughfares servicing the Houston metropolitan area include the Sam Houston Tollway/Beltway 8, the 610 Loop, U.S. Highway 59, Interstate Highway 45, Interstate Highway 10, and the Hardy Toll Road.


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The Sam Houston Tollway consists of 6 main lanes separated by a concrete barrier, with an additional 3 lane frontage road (Beltway 8) system. The first phase of construction began in early 1985 at U.S. 59 and the Tollway was completed to Interstate Highway 10. Phase 2, completed in July 1989, extended the Tollway to the Northwest Freeway. In May, 1997, the final phase of the Tollway, extending from Highway 288 to Interstate 45, was completed. The Sam Houston Tollway/Beltway 8 now encircles the city limits of Houston and provides an outer loop for the suburban areas of Houston. This tollway/freeway system and its intersections has been the site of some of the most important development corridors in the Harris County area, and experienced a significant amount of development in the form of office, retail, light industrial, and apartment development during the early 1980's.

The 610 Loop completely encircles Houston's Central Business District at a radius of 5 to 6 miles. The 610 South Loop West which extends in a north/south direction on the western portion of the city is one of Houston's most established areas for office, retail, and hotel development, second only to the Houston Central Business District.

U.S. Highway 59, southwest of Loop 610, is known as the Southwest Freeway. This section was recently widened and improved. The Southwest Freeway is 8 to 10 lanes wide with a High Occupancy Vehicle center lane. Widening of the section of the Southwest Freeway from Loop 610 to Beltway 8 was completed in 1992. The section from Beltway 8 to West Airport is currently underway. Northeast of the Loop 610,


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Highway 59 is known as the Eastex Freeway. This section of freeway, from Loop
610 out to Beltway 8 is currently under construction for similar widening and improving.

Interstate Highway 45 is a 6- to 8-lane controlled access freeway that principally serves to connect the Houston Central Business District with areas to the north (i.e. Conroe, Huntsville, Dallas, etc) and south (i.e. Clear Lake, Galveston). Due to its proximity to Houston's Intercontinental Airport and its terminus in the City of Galveston, as well as its intersection with most major east/west thoroughfares, Interstate Highway 45 is considered one of Houston's principal highways.

Interstate Highway 10 is a 6- to 8-lane controlled access freeway which extends east and west from just north of the Houston Central Business District. East of its intersection with Interstate Highway 45, the development trend is toward manufacturing and petroleum production. This freeway extends east in proximity to the Houston Ship Channel, which connects to Galveston Bay and allows shipping access to inland areas. Interstate Highway 10 continues east to Beaumont and further east to Florida. West of the Loop 610 intersection, development has tended toward primarily retail, until west of the Sam Houston Tollway, where office development becomes the primary land use. Interstate Highway 10, between the Sam Houston Tollway and Highway 6, has become known as the "energy corridor", as most major oil companies have located their main offices in this location. This freeway continues to the west, connecting with San Antonio before continuing out of the state.


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The Hardy Toll Road is a controlled access thoroughfare which provides access to the northern portion of the city of Houston. It is a 6-lane concrete paved, lighted, thoroughfare that begins at the Loop 610 and continues north to the Harris County line where it merges with Interstate Highway 45. The Hardy Toll Road was planned as a reliever highway for Interstate Highway 45 between the growing communities north of the Houston Central Business District. The Hardy Toll Road improves accessibility to Houston Intercontinental Airport, which is located on the east side of this roadway.

Manufacturing

Manufacturing accounts for one of every ten employees in the Houston-Galveston area, with the majority involved in the energy industry. The majority of the factories located in the Houston area are related to off-load equipment, refined petroleum products, or petrochemicals.

Houston ranks first in the nation in petroleum refining, and is typically known as the world's petroleum refining capital. Houston is also the center of a continually expanding network of product pipelines which connects some 200 chemical plants and refineries. It is anticipated that Houston will continue to be the nation's energy capital into the foreseeable future. The mid 1980's collapse of the petroleum and drilling industries was due primarily to a sharp decline in the price of oil.


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Oil
Drilling rig activity is an important leading economic indicator for the energy dependent Houston area. The rise or fall in the number of active exploratory drilling rigs tends to indicate trends in near term future employment in the energy industry. According to a recent survey of active drilling rigs by Baker Hughes, U.S. drilling rig activity for the month of May 1997 included 913 active rotary rigs, up 7% from the 853 active rigs reported in October 1996. West Texas Intermediate (the benchmark of U.S. Crude), has recently been selling in the $18 to $24 per barrel range, below the 1985 levels of $32 per barrel, but up significantly from the 1986 low of $12 per barrel.


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Employment

Houston's job growth has been strong, producing approximately 40,100 new jobs in 1996 (as compared 50,000 jobs in 1995, 18,800 jobs in 1993 and 37,400 jobs in
1994). According to the June 1997 report by the Texas Employment Commission, the Houston PMSA non-agricultural employed for June 1997 numbered 1,852,600, up from 1,820,500 in February 1997, and up from 1,809,700 in August 1996. Because of the high concentration of energy related industries in the Houston PMSA, the distribution of employment varies from national percentages primarily in the areas of manufacturing, services and mining (oil industry). Government employment and manufacturing are well below national averages.

==============================================================
       June 1997 Non-Agricultural Employed in (000's)
--------------------------------------------------------------
Industry                       Houston PMSA           Percent
--------------------------------------------------------------

Manufacturing                         202.5            10.93%

Mining                                 66.4             3.58%

Construction                          132.0             7.13%

Trans., Comm., Utilities              126.6             6.83%

Trade                                 432.1            23.32%

Fin., Ins., Real Estate                97.6             5.27%

Services & Miscellaneous              548.8            29.62%

Government                            246.6            13.31%
                                      -----            ------

Total                               1,852.6           100.00%
==============================================================


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Unemployment

According to Texas Employment Commission statistics, the Texas unemployment rate was 6.1% in June 1997, down from 6.4% in June 1996. The Houston metropolitan area unemployment rate for June 1997 was 5.9%, down from 6.1% in June 1996. The national unemployment rate was 5.2% for June 1997. The national unemployment rate was 4.7% for May 1997, the lowest rate in 24 years.

Other Categories

Houston also has numerous businesses involved in international trade and business, retail sales, marine sciences, and research and development. The city has several major universities including the University of Houston and Rice University. Houston is the location of the world famous Texas Medical Center
(TMC) which was conceived as a means to coordinate health education, health research, and patient care. The Johnson Space Center is located southeast of downtown Houston and is responsible for the flight operations of the space shuttle.

Texas Medical Center

As the largest employer in Houston (approximately 52,000 employees), and the largest medical center in the world, the Texas Medical Center has an annual operating budget of $4.25 billion. The medical center has a daily population of 110,000, including employees, patients and students. The complex consists of 85 buildings and 41 nonprofit institutions, including more than a dozen hospitals.


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Biotechnology

The commercialization of the research discoveries made at the center's medical schools and hospitals has led to the emergence of biotechnology utilizing the life sciences for business results, which could result in producing food as well as medicine. It ranges from the manufacture of artificial hearts, drugs, and diagnostic medical tests to the splitting and recombining of genetic material. The combined resources of Baylor, the University of Texas Health Science Center, and the M. D. Anderson Hospital and Tumor Institute have made the city a scientific and economic leader in the field of biotechnology. According to a local Houston newspaper, a survey conducted by Sommers & Associates projected that Houston's biomedical technology industry will double in size during the next three years, growing to more than $1.1 billion in total revenues.

Lyndon B. Johnson Space Center and Related Developments

The Johnson Space Center is located southeast of downtown Houston and employs approximately 16,000 people. There are only eleven NASA space centers in the United States, and the Johnson Space Center has been selected to develop the majority of the $8 billion Space Station project. JSC is the flight control center and the training center for NASA Space Shuttle astronauts which gives the Houston area an advantage for space commercialization development. In an effort to reduce the national deficit, the federal government in 1995 decreased NASA's annual budget. Additionally, future downsizing appears possible for the complex. Space Center Houston, located adjacent to JSC, is a tourist attraction developed in conjunction with theme park designers from Walt Disney.


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This attraction, which opened to the public in October, 1992, has experienced attendance figures substantially below initial projections. Although below expectations, the park has added jobs and revenue to the area. 1995 attendance was reported to be +450,000 persons. The owners of the attraction recently made an effort to reorganize the project's debt structure.

Port of Houston

The Port of Houston is a 25-mile-long complex of facilities just a few hours' sailing time from the Gulf of Mexico. Houston's location makes it an ideal gateway between interior U.S. markets and foreign countries throughout the world. Four major railroads and more than 120 trucking lines connect the port to the continental United States, Canada and Mexico. Air service is also easily accessible through two major public airports and dozens of private terminals. More than 2,000 import/export companies operate in the city. Over 50 governments maintain consulates in Houston. According to the Port of Houston Magazine, tankers reported loading and discharging a total of +/-53.57 million tons of petroleum, petroleum products, industrial chemicals, and other cargo at the Port of Houston in 1996. 1997 figures were unavailable as of the date of appraisal.


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Foreclosures According to the Houston Economic News, a publication of the
Greater Houston Partnership's Research Department, foreclosures during 1996 totalled 3,985, down from 5,023 in 1995, and down 22% compared to 1994. The number of foreclosures has declined significantly since reaching over 30,000 in 1987. In the following chart, we have presented a summary of the total number of actual foreclosures since 1985:

======================================
           Foreclosures
======================================

1985........................16,571

1986........................25,602

1987........................31,015

1988........................19,996

1989........................13,054

1990.........................9,083

1991.........................6,685

1992.........................5,747

1993.........................5,454

1994.........................5,113

1995.........................5,023

1996.........................3,985
======================================


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General Real Estate Market

Houston is currently experiencing an imbalance of supply and demand factors, as a result of the 1982 oil glut and downturn in the petrochemical industry. The economic base of Houston had a considerable amount of dependence on oil exploration, refining, and related activities, which slowed in the 1980's. According to researchers at the University of Texas, as much as 35% of Houston's Gross Regional Product is in the oil industry, or related services such as pipe manufacturing, refining, engineering, geology, and other support services such as legal, accounting, and marketing. According to research compiled by the Center for Public Policy, 59.1% of Houston's base employment is energy related. Construction during the late 1970's and early 1980's, within all segments of the real estate market, continued on the assumption that the local economy was immune to recession, based on the favorable experience of the preceding ten years, including the 1974 oil embargo. At that time, the Houston market boomed with new construction to meet the demands of the expanding petrochemical industry. The 1982 downturn stymied the absorption of office space, retail, apartments, and industrial and manufacturing facilities, as well as decreasing average annual occupancy in the Houston hotel industry. However, construction continued unabated until 1984. As a result, the supply of virtually all types of real estate in the Houston area exceeded the demand until recently. However, as absorption of this overbuilding has been occurring for ten plus years, the level of the excess supply of area real estate has decreased substantially. Since 1994, significant levels of new construction and absorption have occurred in many area market segments.


C97-604                      O'Connor & Associates                       Page 28

Office Market

Houston's office market is continuing to improve. For the third consecutive survey period of O'Connor & Associates' Houston Area Office Ownership Guide, April, 1997, more than 1.5 million square feet of space was absorbed, which is a solid sign of a recovering, stabilizing office market. The April, 1997 survey period shows absorption at 2,532,705 square feet. Citywide occupancy for all building types and classes combined has been climbing steadily and has been over the 80 percent mark since the January, 1995 survey. Occupancy at that time was
80.2 percent. Current statistics reflect an occupancy rate of 84.7 percent, a
3.7 point increase over the same period a year ago.

Currently, average rental rates for all building classes and types is $13.53 per square foot. By class, rates have jumped an average of $0.68 per square foot in Class A and $0.21 per square foot in Class B from the same period a year ago. However, some of the submarkets experienced slight dips in the Class C/D rates and occupancy.

New construction completed in 1996 was limited to one 36,000 square foot building near Loop 610 at El Rio, built by Sueba. The future, however, indicates numerous under-construction projects, as well as proposed. Based on dwindling amounts of large blocks of contiguous space, increasing rental rates and the number of projects proposed and under construction, 1997 should be an active year for the Houston office market.


C97-604                      O'Connor & Associates                       Page 29

Apartment Market

According to the June 1997 Houston Area Apartment Ownership Guide, published by O'Connor and Associates, there are 2,342 apartment projects with 385,297 units in the Harris County market (for which rental data is available). The rental apartment market is currently experiencing an overall occupancy rate of approximately 92.09%. Separately metered projects reflect 92.46% occupancy and have remained relatively stable in the last two years. Master-metered projects average 89.74% occupancy.

Rental rates have been increasing gradually for the past three years, for both resident-paid and owner-paid utility projects. Rental concessions have virtually disappeared. Rental rates for resident-paid units, which comprise the majority of the market are at the highest level since Spring 1983. These units average $0.599 per square foot per month and have experienced steady increases in the last two years from $0.55 per square foot in March 1994. Owner-paid units average $0.628 per square foot per month, up from $0.54 in March 1994.


C97-604                      O'Connor & Associates                       Page 30

Retail Market

The Houston Area Retail Market Survey, prepared by O'Connor & Associates, May, 1997, reports substantial increases in the construction of retail centers over the last two years. The following chart lists recent construction:

========================
   Year    Square Feet

   1990     1,205,447

   1991     2,175,271

   1992     1,406,319

   1993     3,296,975

   1994     4,307,731

   1995     4,803,459

   1996     4,611,031

   1997      384,350
========================

Presently, 35 centers (6,920,420) are proposed. The current overall occupancy for existing shopping centers was 86.41%. The lowest occupancy rates for retail centers are being reported in the Inner Loop, South, and Far Southeast areas of Harris County. By contrast, the highest occupancy rates were reported in the Near West, Near North, and Near Southwest market areas. Based on existing vacancy, the Houston market is slightly overbuilt with shopping centers to the extent that, depending upon the submarket, there is a 2 to 4 year supply. Grocery-anchored retail centers average 84% occupancy. Much of the excess vacant space is in ill-conceived strip and neighborhood centers which are unlikely to be fully utilized for their intended purpose (retail). However, some of this space is being used for alternative uses including churches, service, schools and offices.


C97-604                      O'Connor & Associates                       Page 31

The average annual rental rate for retail centers as of May 1997 indicated $14.64 per square foot. Regional malls reflected an average asking rental rate of $31.20 per square foot, community shopping centers $13.20, neighborhood centers $10.56, and strip centers $9.24 per square foot. Average rental rates have been increasing at a relatively slow and steady rate (2.5% per year) since 1991.

Industrial Market

According to The Houston Area Industrial Ownership Guide, prepared by O'Connor & Associates, dated April 1997, there is a total of 260,414,977 square feet of existing service center, warehouse, and heavy manufacturing facility space in 5,283 buildings in the Houston market. The current overall occupancy of 88.35% is higher than the occupancy in April 1996 of 87.79%. Rental rates for industrial space average $0.328 per square foot per month.


C97-604                      O'Connor & Associates                       Page 32

Hotel / Motel Market

According to the December 1996, Year End Trends in the Hotel Industry, published by Pannell-Kerr-Foster PKF Consulting, the overall Houston market reflected a relatively stable occupancy level from 1995 to 1996, reflecting occupancy levels of 64.6% in 1995 and 64.5% in 1996. The average daily rate (ADR) for the Houston area increased 6.0%, and overall revenues per available room (REVPAR) have increased 5.8% during the same time period. The following table depicts how this market fared in 1995 and 1996.

==========================================================================================================
                                   Occupancy                   ADR                         REVPAR

Market Area                 1995     1996      Pt.     1995    1996       %       1995      1996       %
                                              Change                   Change                       Change
----------------------------------------------------------------------------------------------------------
Galleria/Post Oak           70.3%    71.4%     1.1    $92.48  $97.38     5.3%    $65.06    $69.52   6.9%

Astrodome/South Main        52.5%    51.5%    -1.0    $61.70  $65.58     6.3%    $32.39    $33.78   4.3%

Texas Medical Center        71.1%    73.7%     2.6    $66.70  $68.52     2.7%    $47.41    $50.51   6.5%

Intercontinental Airport    65.2%    64.9%    -0.3    $58.92  $61.69     4.7%    $38.43    $40.02   4.1%

Hobby Airport               68.4%    64.3%    -4.1    $59.09  $57.45    -2.8%    $40.39    $36.96  -8.5%

Clear Lake                  63.6%    58.9%    -4.7    $67.45  $70.93     5.2%    $42.91    $41.81  -2.6%

Southwest                   58.0%    60.3%     2.3    $59.02  $60.55     2.6%    $34.22    $36.53   6.8%

Westchase/Katy              64.4%    65.6%     1.2    $67.84  $71.52     5.4%    $43.70    $46.93   7.4%
Freeway

Northwest                   64.8%    62.1%    -2.7    $55.61  $58.12     4.5%    $36.02    $36.12   0.3%

Houston CBD                 63.0%    63.9%     0.9    $94.46 $102.71     8.7%    $59.46    $65.60  10.3%

East/Baytown                71.1%    67.0%    -4.1    $46.16  $47.15     2.1%    $32.84    $31.59  -3.8%
----------------------------------------------------------------------------------------------------------
Total Houston Area          64.6%    64.5%    -0.1    $70.12  $74.33     6.0%    $45.32    $47.97   5.8%

==========================================================================================================


C97-604                      O'Connor & Associates                       Page 33

AREA ANALYSIS - Conclusion

According to a daily Houston newspaper, DRI/McGraw Hill ranked Houston as the third highest city in the country for projected job growth through 1996. The city continues to diversify away from the oil business. It is our opinion that the current economic trend is toward recovery. As the Houston economy continues to become more diversified, and less dependent on the oil and gas industry, it will remain a viable and dominant factor in the national economy, and particularly in the south central United States. It is our opinion that Houston now has a fundamentally healthy, viable economic base, with only normal, typically expected unemployment, following the downturn of the energy industry. Employment growth was 90,700 jobs in 1990, 26,500 in 1991, -400 in 1992, 18,800 in 1993, 37,100 in 1994, 50,000 in 1995, and 40,100 in 1996 according to the
Texas Employment Commission.

Over the past several years, Houston real estate has suffered from the severe over-building in the early 1980's, rather than from a weak economic base. However, after a decade of absorption, the level of oversupply of all types of Houston real estate has decreased substantially. In 1994 and 1995, significant levels of new construction occurred in several market segments. It is our opinion that the market is recovering from population declines and employment losses of the past, but there still remains an imbalance of supply and demand factors for real estate. It is our opinion that the local real estate economy bottomed out in 1987 and has experienced a gradual recovery during the 1990's. Additionally, area economists are predicting a continued gradual recovery for the economy as well as the real estate market in the foreseeable future. However, it may


C97-604                      O'Connor & Associates                       Page 35
take another decade for all submarkets to recover. Retail, multifamily and industrial have improved drastically over the last decade. The office market is still the weakest, as this sector experienced the greatest overbuilding during the 1980's. Even during the boom, it took as many as seven to eight years for employment to reach their record highs following the oil embargo of 1974.

While the overall market is still suffering from overbuilding, not all submarkets are suffering equally. There are prosperous submarkets and certain areas will recover faster than others. Certain sectors of the market in some submarkets indicate strength sufficient to warrant additional construction immediately, while others could remain depressed for as long as five or more years. Our review and analysis of the above information indicates that the city of Houston and surrounding counties are, for the first time in recent history, becoming a diversified economy and exhibit favorable trends for long-term economic stability. Houston's population and economy are expected to recover and continue to grow over the next decade, but at a much slower rate than during the boom years of the late 1970's and early 1980's.


C97-604                      O'Connor & Associates                       Page 35

--------------------------------------------------------------------------------
                                HOUSTON AREA MAP
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]

                                NEIGHBORHOOD DATA

Definition:

A neighborhood is defined in The Dictionary of Real Estate Appraisal, Third Edition, copyright 1993, page 242, by the Appraisal Institute as:

      "a group of complementary land uses; a congruous grouping of inhabitants, buildings, or business enterprises"

A neighborhood can be a portion of a larger community, or an entire community in which there is a homogeneous group of inhabitants, buildings, and business enterprises in which inhabitants have a more than casual community interest and a similarity of economic levels or cultural backgrounds. Neighborhood boundaries may consist of well defined natural or man made barriers or they may be more or less well defined such as by distinct change in land uses.

Neighborhoods may be devoted to such uses as residential, commercial, industrial, agricultural, cultural and civic activities, or a mixture of uses. Analysis of the neighborhood in which a particular property is located is important due to the fact that the various economic, social, political, and physical forces which affect that neighborhood also directly includes the individual properties within it. An analysis of the various factors as they affect the value of the subject property is presented in the following discussion.


C97-604                      O'Connor & Associates                       Page 36

Subject Neighborhood Defined

The subject property is located at the intersection of North Braeswood Boulevard and Burdine Drive. The subject property has a primary physical address of 5410 North Braeswood, Houston, Harris County, Texas. For the purposes of this analysis, the subject neighborhood is generally defined as being bound by the Southwest Freeway to the north, West Loop South and South Post Oak to the east, West Bellfort to the south, and Gessner Road to the west. These boundaries have been defined because the properties within them tend to exhibit similar characteristics, physical features, price desirability, and they are affected by similar physical, economic, governmental and social forces.

Accessibility

The subject neighborhood is most easily accessible from downtown Houston by traveling west on the Southwest Freeway to Chimney Rock, Hillcroft, or Fondren, all of which extend through the middle portion of the neighborhood.

Streets

Major east/west thoroughfares in the neighborhood include the Southwest Freeway (which extends in a northeast/southwest direction), Bellaire Boulevard, Bissonnet, Beechnut, North and South Braeswood, Willowbend, and West Bellfort. Major north/south streets include Gessner, Fondren, Hillcroft, Chimney Rock, South Post Oak Boulevard, and West Loop South.


C97-604                      O'Connor & Associates                       Page 37

Land Use Patterns

The neighborhood is a viable, heterogeneous area in the westerly portion of Harris county. Land uses in the neighborhood consist of a variety of commercial, and residential land uses, including, but not limited to, single-family residential subdivisions, multifamily, retail, and service. Residential development is located in various upper-income subdivisions throughout the neighborhood, with commercial development located along the aforementioned thoroughfares. Single-family use within the immediate area includes established residential subdivisions with home prices typically ranging from the $125,000's to $250,000's, and higher. Homes in the area are typically fifteen to twenty-five years old and are well-maintained. Other development in the immediate subject area includes dense retail development along the major thoroughfares (Chimney Rock, Hillcroft, Bellaire Boulevard, etc.) and multifamily properties along the secondary roadways.

Prevalent forms of commercial uses include neighborhood shopping centers, free-standing retail facilities, restaurants, and office buildings. The most predominant influence in the area is the Galleria Mall, which is located just north of the subject neighborhood. The Galleria Mall is located on the south line of Westheimer, between Sage and Post Oak. This up-scale regional mall contains 1,610,000 square feet of space and was built in stages from 1970 to 1986. This mall is reportedly +98% occupied and is anchored by Neiman-Marcus, Lord & Taylor, Marshall Field's, and Macy's. This mall is one of the area's largest employment centers. Additionally, the Meyerland Plaza, recently completely renovated, is located at Beechnut and the West Loop South, as well as


C97-604                      O'Connor & Associates                       Page 38

Sharpstown Mall, which is located at the Southwest Freeway and Bellaire
Boulevard.

Public Services

Police and fire protection and other services are provided by the City of Houston as well as Harris County. Public water and sanitary sewer services for the area are provided by the city systems. The neighborhood is also served by the Houston Independent School District with schools of all levels located throughout the area. Hospital facilities are located nearby, with the Sharpstown General Hospital situated on Bellaire Boulevard near the Southwest Freeway.

Real Estate Market

The following are summaries of surveys of the various real estate submarkets for areas which include the subject neighborhood.


C97-604                      O'Connor & Associates                       Page 39

Multifamily Development

   Sector: 8A - Bellaire/Southwest, as defined by the Houston Area Apartment Ownership Guide, published by O'Connor & Associates.

   Boundaries:    North: Bissonnet and Bellaire Boulevard
                  South: South Loop and South Main (Highway 90A)
                  West:  Hillcroft
                  East:  Almeda Road

   Survey Period: June 1997

               Separately Metered    Master Metered
               ------------------    --------------
   Projects:         109                  34
   Units:            15,629               4,764
   Occupancy:        92.07%               96.53%
   Rent PSF:         $0.672               $0.682
   Rent/Unit:        $538                 $578


C97-604                      O'Connor & Associates                       Page 40

Office Development

   Sector: Southwest, as defined by the Houston Area Office Building Survey, published by O'Connor & Associates.

   Boundaries:      North: West Park
                    South: Harris County Line
                    East:  West Loop South and Almeda Road
                    West:  Harris County Line

   Survey Period:   April 1997
                    All Classes
   Buildings:       181
   Net Rentable SF: 18,133,643
   Occupancy:       83.8%
   Rent PSF/Yr:     $11.44


C97-604                      O'Connor & Associates                       Page 41

Retail Development

   Sector: Near Southwest as defined by Houston Area Retail Building Survey, published by O'Connor & Associates.

   Boundaries:      North:  West Park
                    South:  Beltway 8
                    East:   Loop 610 and Almeda Road
                    West:   Beltway 8

   Survey Period:   May 1997
   Buildings:       170
   Net Rentable SF: 11,671,959
   Occupancy:       86.33%

=====================================================================
                   Regional    Community   Neighborhood     Strip
                                                           Center
---------------------------------------------------------------------
Buildings             3           11           102           54
---------------------------------------------------------------------
Net Rentable SF   2,942,000    2,155,652    5,730,894      843,413
---------------------------------------------------------------------
Occupied SF       2,593,160    1,680,312    5,055,053      747,916
---------------------------------------------------------------------
Occupancy           88.14%      77.95%        88.21%       88.68%
---------------------------------------------------------------------
Rent PSF/Mo         $2.33        $0.87        $0.86         $0.73
=====================================================================


C97-604                      O'Connor & Associates                       Page 42

Industrial Development

    Sector: Near Southwest, as defined by the Houston Area Industrial Ownership Guide, published by O'Connor & Associates.

   Boundaries:      North:  Buffalo Bayou
                    South:  Brays Bayou
                    East:   South Main
                    West:   Hillcroft

   Survey Period:   April 1997
   Buildings:       277
   Net Rentable SF: 11,787,068
   Occupancy:       90.56%
   Rental Rate:     $0.372


C97-604                      O'Connor & Associates                       Page 43

Trends

The neighborhood is considered to be heterogeneous in nature and experienced an increase in commercial/retail construction activity in recent years. Recent development in and around the subject neighborhood includes Class A apartments in 1994 and early 1995, 11 retail developments between 1990 and year-to-date (most concentrated near the West Loop and the Southwest Freeway), four (4) new office buildings constructed in 1992 through 1996, and one (1) industrial building between 1991 and 1996. Included in these developments is the redevelopment of the Meyerland Plaza, an 887,000 square foot center completely renovated within the past three (3) years. Major tenants of this center include J.C. Penney's, Venture, Bed, Bath & Beyond, Marshall's, and Service Merchandise. Several pad sites adjacent to this center have also been developed with fast-food restaurants in the last two years. Several motels have been constructed along the West Loop within the past year.


C97-604                      O'Connor & Associates                       Page 44

Summary

In conclusion, the neighborhood is well located with good accessibility to area developments, major thoroughfares, and surrounding communities. The overall land area is approximately 95% built up allowing limited opportunity for future growth. Therefore, as vacant land sites become more scarce, older properties will be purchased and razed for new construction. Commercial properties should have continued improvement as the recovery proceeds. Additionally, well maintained and well managed properties are expected to have stable, if not increasing occupancy rates. The subject neighborhood is considered to have a stable and positive influence on the subject property being appraised.


C97-604                      O'Connor & Associates                       Page 45

--------------------------------------------------------------------------------
                                NEIGHBORHOOD MAP
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]

                                    SITE DATA

The following description of the subject's characteristics are based on review of a plat map obtained from Harris County, and our physical inspection of the site. No survey of the subject was provided for review. Please refer to copies of the plat map and photographs for a visual perspective of the subject's physical characteristics.

Location

The subject property is located at the intersection of North Braeswood Boulevard and Burdine Drive. The subject property has a primary physical address of 5410 North Braeswood, Houston, Harris County, Texas. Additionally the subject fronts Braesvalley and Braesmont Drive.

Physical Attributes

The subject property consists of a total of +/-38.1796 acres (+/-1,663,103 square feet) of land area, and is irregular in shape. As indicated by the plat map, the subject is separated into three parcels by Braesvalley Drive and Burdine Drive. Based on the plat map, the subject property has +/-1,033 feet of frontage along the north line of North Braeswood Boulevard, +/-776 feet of frontage along the west line of Burdine Drive, +/-758 feet of frontage along the east line of Burdine Drive, +/-1,415 feet of frontage along the south line of Braesvalley Drive, +/-1,462 feet of frontage along the north line of


C97-604                      O'Connor & Associates                       Page 46

Braesvalley Drive, and +/-778 feet of frontage along the west line of Braesmont Drive. The property has a frontage to acreage ratio of 162.97:1.

Accessibility

The subject property is accessible from downtown Houston by traveling west on the Southwest Freeway to the West Loop South, then south to North Braeswood Boulevard, then west to the subject property. The subject property is located at the intersection of North Braeswood Boulevard and Burdine Drive. The subject property has a primary physical address of 5410 North Braeswood, Houston, Harris County, Texas. Accessibility and visibility are considered to be good.

Streets

In the subject neighborhood, North Braeswood Boulevard is a 4-lane, 2-way, esplanade- divided primary area thoroughfare which handles heavy daily traffic flows. Burdine, Braesvalley, and Braesmont Drives are two-lane, two-way concrete-paved roadways with curb and gutter drainage. Burdine Drive extends between North Braeswood Boulevard and Braesvalley Drive. Braesmont Drive extends north from North Braeswood Boulevard, and Braesvalley Drive extends west from Braesmont Drive.

Topography

The topography of the site is generally level. Based on our inspection, the site has adequate slope and drainage to remove ground water.


C97-604                      O'Connor & Associates                       Page 47

Zoning and Restrictions

Neither the City of Houston nor Harris County utilizes zoning to regulate development. Individual subdivisions often use deed restrictions to regulate development. The appraisers were not provided a copy of any applicable deed restrictions, and reserve the right to modify our value conclusions should any deed restrictions be present that are detrimental to the subject site.

Utilities

Water and sewer service are provided by the City of Houston. Local telephone service is provided by Southwestern Bell, and natural gas is available via Entex. Electricity is provided by Houston Lighting & Power.

Easements/Encroachments

A survey was not provided to the appraisers for review. No easements or encroachments that would have a negative effect on property value were visibly apparent during our inspection. We reserve the right to modify our value conclusions should a title policy reveal that any adverse easements or encroachments are present.

Soil and Sub-soil Conditions

No soil engineer's report was available to us and no recent soil tests were performed. Based on our inspection of surrounding development in the immediate area and lack of further evidence to the contrary we have assumed a stable soil condition that would ensure the structural integrity of any improvement which may be constructed. We


C97-604                      O'Connor & Associates                       Page 48
reserve our right to modify our value conclusions should these assumptions prove incorrect. We caution and advise the user of this report to obtain engineering studies which may be required to ascertain any structural integrity.

Environmental Conditions

No environmental report was available to us, nor did we observe any signs of possible conditions during our physical inspection. Because we have no evidence to the contrary, we have assumed that the properties are free of any material which would adversely affect the value, including, but not limited to, asbestos and toxic waste. We reserve our right to modify our value conclusions should these assumptions prove incorrect. We caution and advise the user of this report to obtain environmental studies which may be required to ascertain status of the property with regard to asbestos and other hazardous materials.

Surrounding Development

Land use adjacent to the subject site includes Brays Bayou to the south across North Braeswood Boulevard, a drainage easement to the west, single-family residences to the north, and a retail shopping center to the east across Braesmont Drive.


C97-604                      O'Connor & Associates                       Page 49

Flood Zone

According to FIRM map panel no. 48201C0865-J, published for Harris County and dated November 6, 1996, the large majority of the subject property is located in Zone AE, an area within the 100-Year Floodplain. Improvements located within the flood plain must be properly elevated. The north boundary appears to be in shaded Zone X, an area between the 100- and 500-Year Floodplains. A portion of the flood map is included at the end of this section of the report.


C97-604                      O'Connor & Associates                       Page 50

================================================================================


                                [GRAPHIC OMITTED]


--------------------------------------------------------------------------------
                                    PLAT MAP
================================================================================


C97-604                      O'Connor & Associates                       Page 51

================================================================================


                                [GRAPHIC OMITTED]


--------------------------------------------------------------------------------
                                 FLOOD PLAIN MAP
================================================================================


C97-604                      O'Connor & Associates                       Page 52

                         DESCRIPTION OF THE IMPROVEMENTS

The subject property is improved with a 1,326-unit multifamily project which is master-metered for electricity. The units are contained in two-story, garden-style apartment buildings, constructed in 1967-70. Our final inspection of the subject site was performed on August 7, 1997. The property manager (Sue) was present during our interior inspection. The following chart exhibits the unit mix for the project.

====================================================
                 SUBJECT UNIT MIX
----------------------------------------------------
   Unit Type       Number of     Unit    Rentable
                     Units       Size      Area

  1 BR / 1 BA         320         670     214,400

  1 BR / 1 BA          84         756      63,504

  1 BR / 1 BA          37         798      29,526

  2 BR / 1 BA         183         850     155,550

  2 BR / 1 BA         100         900      90,000

  2 BR / 1 BA         120         930     111,600

  2 BR / 1 BA          20         936      18,720

 2 BR / 1.3 BA         60         942      56,520

  2 BR / 2 BA         110       1,050     115,500

  2 BR / 2 BA          66       1,054      69,564

  2 BR / 2 BA          92       1,066      98,072

  2 BR / 2 BA          22       1,120      24,640

  2 BR / 2 BA          28       1,210      33,880

  2 BR / 2 BA          74       1,240      91,760

  3 BR / 2 BA           4       1,282       5,128

  3 BR / 2 BA           2       1,440       2,880

  3 BR / 3 BA           4       1,770       7,080
                        -

 Total # Units       1,326

 Avg Unit Size                   896

 Net Rentable Area                      1,188,324
====================================================


C97-604                      O'Connor & Associates                       Page 53

The above net rentable area and unit mix was provided by the client; however, we were not provided building plans. Our value conclusion is subject to revision if a subsequent survey indicates building area significantly varying from the above NRA.

The total net rentable area of the subject project is indicated to be 1,188,324 SF. The office/clubhouse, storage, and laundry rooms bring the gross building area to an estimated +/-1,196,250 square feet.

Based on our inspection, the following is a description of the various improvement construction components:

   Foundation:        Reinforced concrete slab at grade level

   Building Type:     Two-story garden style apartments

   Net Rentable Area: +/-1,188,324 square feet of net rentable building area

   Exterior Walls:    Brick, wood trim

   Roofing: Flat built-up, tar and gravel and pitched composition shingle

   Unit Finish:       Partitions between units are wood studs with painted
                      sheetrock panels. Floor coverings are carpet and vinyl tile. Ceilings are textured sheetrock. Kitchen packages include refrigerators, oven/ranges with exhaust fans, dishwasher and disposal in a metal sink.

   Unit Amenities:    Units include ceiling fans, full kitchen packages, private patios/balconies, walk-in closets, built-in shelving (in some floorplans) and cable television hook-ups.

   Fixtures:          Plumbing and light fixtures are average for an apartment
                      complex in the area. Hot water is provided by central boiler systems.

   Insulation:        Adequacy not known; assumed adequate

   Heating/Cooling:   Four pipe chilled water system with individually
                      controlled thermostats

   Parking: Covered parking (metal canopies) is provided for 1,806 spaces. On street parking is available as well. Including sidewalks, the


C97-604                      O'Connor & Associates                       Page 54
                      paving is estimated to total +/-500,000 SF of asphalt and concrete paving.

   Landscaping:       Above average with courtyards, mature trees and shrubs

   Pool:              Nine fenced pools (in central locations).

   Fence: Brick and iron rail fencing surround perimeter. Limited access gates regulate pedestrian and auto traffic through the property.

   Stairs/landings:   Access to the upstairs units is by metal stairways with
                      light-weight concrete risers. Second level landings are similar construction.

   Laundry: Sixteen laundry rooms with coin-operated washers and dryers

   Leasing Office:    Four units are currently utilized as leasing offices, one
                      located in each of the sections.

   Clubhouse:         The subject property has a clubhouse which is open for use by the residents. The complex offers a "movie night" and plays videos on a large-screen television. This clubhouse is also where bingo is played, as well as being available for wedding receptions and general parties. An entertainment director is in charge of the clubhouse and organizes the events.

   Fireplaces:        None

   Occupancy:         +/-95%, as of the provided June rent roll, 99% leased as
                      of the effective date of this appraisal (only one (1) unit was available for lease).

   Year Built:        1967-70

   Condition:         The property has been well-maintained by the owners, with
                      many updates over the years. One portion of Nob Hill West burned in 1985 and was rebuilt. The complex is considered to be in good condition and is estimated to have an effective age of 17 years, with a remaining estimated economic life of 33 years (50 years total). No significant deferred maintenance was noted during our physical inspection nor during conversations with the on-site manager. Some roofs on small pool buildings are in need of replacement, lint-traps are being installed near the laundry rooms, as well as electronic gate


C97-604                      O'Connor & Associates                       Page 55
                      equipment for one of the phases and several balconies needing repair. The total cost of these repairs are considered as part of the on-going maintenance.

   Functional
   Utility: The subject improvements are considered to be adequately functional when compared with competing properties in the neighborhood.

Conclusions:

The property is considered to have good curb appeal and should maintain a competitive position in the market. The effective age of the subject property is estimated at 17 years based on its observed condition. The apartment units (all floorplans) have adequate functional utility with no items of functional obsolescence noted, based on our personal inspection and discussions with the manager. To the best of our knowledge, there are no actual or suspect code violations and/or health and safety issues, based upon our physical inspection. The subject property suffers from external obsolescence (see Cost Approach). It is our conclusion that the subject property should remain competitive in its sub-market area into the foreseeable future.


C97-604                      O'Connor & Associates                       Page 56

                   SUBJECT PHOTOGRAPHS TAKEN ON AUGUST 7, 1997
================================================================================


                                [GRAPHIC OMITTED]


================================================================================

                 Subject property as seen from Braesvalley Drive
================================================================================


                                [GRAPHIC OMITTED]


================================================================================

             Exterior view of subject property and typical courtyard


C97-604                      O'Connor & Associates                       Page 57

                   SUBJECT PHOTOGRAPHS TAKEN ON AUGUST 7, 1997
================================================================================


                                [GRAPHIC OMITTED]


================================================================================

                    View of building exterior and parking lot
================================================================================


                                [GRAPHIC OMITTED]


================================================================================

                          View of covered parking area


C97-604                      O'Connor & Associates                       Page 58

                   SUBJECT PHOTOGRAPHS TAKEN ON AUGUST 7, 1997
================================================================================


                                [GRAPHIC OMITTED]


================================================================================

                                 Typical kitchen
================================================================================


                                [GRAPHIC OMITTED]


================================================================================

                                 Typical bedroom


C97-604                      O'Connor & Associates                       Page 59

                   SUBJECT PHOTOGRAPHS TAKEN ON AUGUST 7, 1997
================================================================================


                                [GRAPHIC OMITTED]


================================================================================

                                Typical bathroom
================================================================================


                                [GRAPHIC OMITTED]


================================================================================

                               Typical living room


C97-604                      O'Connor & Associates                       Page 60

                   SUBJECT PHOTOGRAPHS TAKEN ON AUGUST 7, 1997
================================================================================


                                [GRAPHIC OMITTED]


================================================================================

                           Interior view of clubhouse
================================================================================


                                [GRAPHIC OMITTED]


================================================================================

                          View of typical swimming pool


C97-604                      O'Connor & Associates                       Page 61

                   SUBJECT PHOTOGRAPHS TAKEN ON AUGUST 7, 1997
================================================================================


                                [GRAPHIC OMITTED]


================================================================================

                 View looking west on North Braeswood Boulevard
================================================================================


                                [GRAPHIC OMITTED]


================================================================================

                 View looking east on North Braeswood Boulevard


C97-604                      O'Connor & Associates                       Page 62

PROPERTY TAXES

The Harris County Appraisal District maintains the following account numbers for the subject property: 041-088-000-0003; 041-088-000-0004; 041-088-000-0005;
041-088-000-0010; 041-088-000-0016; 041-088-000-0017; 041-088-000-0019.
Following are the 1996 overall tax rates for the taxing jurisdictions involved.

=========================================================================
Jurisdiction                                               1996 Tax Rate
------------                                               -------------

   Harris County                                               $0.647350

   City of Houston                                             $0.665000

   Houston I.S.D.                                              $1.384000

   Houston Community College                                   $0.063170
                                                               ---------

Total Tax Rates                                                $2.759520
=========================================================================

The 1997 preliminary assessed value of the land and improvements for the subject property for the above mentioned jurisdictions, is as follows.

=========================================================================
 Assessed Land Value    Assessed Improvement Value  Total Assessed Value
 -------------------    --------------------------  --------------------

      $4,989,340               $26,850,590                   $31,839,930
=========================================================================

Based on the 1996 tax rates and preliminary 1997 assessment, the subject property's tax liability is estimated to be +/-$878,629. The 1997 assessment remains the same as the 1996 assessment.


C97-604                      O'Connor & Associates                       Page 63

The subject property's assessed value and overall tax liability was compared to those of other properties with similar improvements. The following are the preliminary 1997 assessed values for the rent comparables and the subject property on a per unit basis.

===================================================
   Comparable Tax Properties - 1997 Preliminary
===================================================
    Rental No.         No.       Age       A.V./
                      Units    (Years)     Unit
===================================================
         1             226        25      $14,256
---------------------------------------------------
         2             218        32      $18,158
---------------------------------------------------
         3             246        30      $18,891
---------------------------------------------------
         4             250        30      $17,806
---------------------------------------------------
         5             152        31      $23,995
---------------------------------------------------
 Subject Property     1,326       26      $24,012
===================================================

With the exception of Rental 5, the subject's preliminary 1997 assessed value per unit is much higher than all the tax comparables. However, the current assessed value is below our estimate of market value. Therefore, we cannot assume a tax reduction for the subject property. A stabilized tax assessment of +/-$24,012/unit is considered reasonable.

According to the office of Carl S. Smith, Tax Assessor, as well as the Houston Independent School District, there are no delinquent taxes owed on the subject property.


C97-604                      O'Connor & Associates                       Page 64

                        ZONING AND RESTRICTIONS

Neither the City of Houston nor Harris County utilizes zoning to regulate development. Individual subdivisions often use deed restrictions to regulate development. The appraisers were not provided a copy of any applicable deed restrictions, and reserve the right to modify our value conclusions should any deed restrictions be present that are detrimental to the subject site.


C97-604                      O'Connor & Associates                       Page 65

                            APARTMENT MARKET ANALYSIS

The sources of information used in this analysis are O'Connor and Associates' Houston Area Apartment Ownership Guide, June 1997, and Apartment Data Services' Apartment Market TRAC, April, 1997.

According to the June 1997 Houston Area Apartment Ownership Guide, the average rental rate for the overall Houston market for separately metered (electricity) was $495 per unit or $0.599 per square foot per month, with the overall average occupancy rate being 92.46%. This is based on a sample of 1,961 projects and 333,328 rental units in the greater Houston area.

According to the April, 1997 Apartment Market TRAC, published by Apartment Data Services, the average occupancy rate for the overall Houston market for all apartment units was 90.3%, with an average rental rate of approximately $0.571 per square foot of net rentable area. This survey encompassed a total of 2,264 projects, or 400,111 units, with an average monthly rental of $474 and average unit size of 831 square feet of net rentable area. Separately metered units involved a total sample of 1,962 projects, or 354,146 units, with an average monthly rental payment of $482 ($0.579 PSF/NRA) and average size of 832 square feet. Historically, apartment construction in Harris County has been periodic, ensuing whenever occupancies achieve 90%+ levels. During the early 1980's, the oil embargo generated unprecedented gains in employment, and together with the Economic Recovery Tax Act of 1981 (ERTA), which allowed taxpayers


C97-604                      O'Connor & Associates                       Page 66
favorable treatment for investment in residential properties, the construction of new apartments boomed.

The apartment market in Harris County experienced a much longer construction cycle than was typical or justified during this period. The table on the following page depicts new apartment construction activity in Greater Houston through the Spring of 1997.


C97-604                      O'Connor & Associates                       Page 67

====================================================
 HISTORICAL METROPOLITAN AREA APARTMENT CONSTRUCTION

        Year          Number of Units Built
        ----          ---------------------

   Prior to 1970              74,074

        1970                  14,649

        1971                  18,561

        1972                  19,377

        1973                  14,640

        1974                  10,069

        1975                  10,797

        1976                  13,267

        1977                  18,860

        1978                  34,708

        1979                  28,163

        1980                  15,134

        1981                  14,027

        1982                  28,147

        1983                  36,671

        1984                  15,673

        1985                   3,731

        1986                   1,371

        1987                    609

        1988                     0

        1989                    978

        1990                   1,845

        1991                   3,554

        1992                   3,977

        1993                   1,495

        1994                   5,789

        1995                   5,180

        1996                   4,765

        1997                     0
====================================================


C97-604                      O'Connor & Associates                       Page 68

During the early 1980's, a tremendous number of people moved into the area, as employment in the energy industry expanded as a result of the 1973 oil embargo. This fact probably had as much to do with the apartment glut as the 1981 tax law. The oil embargo was a boon to the Houston area economy because of the economic dependence on oil and gas, whereas the nation at large suffered from the effects of the oil embargo.

The Houston area experienced rapid new growth due to increased oil production. Because manufacturing was declining in the northeasterly portions of the nation, many people moved to this area for employment.

Occupancy, Vacancy, and Absorption

According to the June 1997 Houston Area Apartment Ownership Guide, published by O'Connor & Associates, the occupancy level for separately metered projects was 92.46% in June 1997 and 91.59% in June 1996. This represents a decrease of 0.94% in the vacancy rate of operating units for the Harris County Metropolitan Area. According to the April, 1997 Apartment Market TRAC, published by Apartment Data Services, occupancy levels in Harris County have remained in the 89%+ range over the past several years. The table on the following page depicts a history of physical vacancy during the past several years for both separately metered and master metered apartment projects in the Harris County area.


C97-604                      O'Connor & Associates                       Page 69

=============================================
HISTORICAL METROPOLITAN AREA OCCUPANCY LEVELS

       Period          Occupancy Level
       ------          ---------------

     March 1989            81.90%

     June 1989             83.50%

   September 1989          84.30%

   December 1989           84.50%

     March 1990            84.90%

     June 1990             85.90%

   September 1990          86.80%

   December 1990           87.20%

     March 1991            87.40%

     June 1991             87.30%

   September 1991          87.60%

   December 1991           87.40%

     March 1992            86.90%

     June 1992             87.90%

   September 1992          88.10%

   December 1992           87.50%

     March 1993            87.40%

     June 1993             88.00%

   September 1993          88.20%

   December 1993           88.10%

     March 1994            87.90%

     June 1994             88.50%

   September 1994          89.10%

   December 1994           88.50%

     March 1995            88.30%

     June 1995             89.00%

   September 1995          89.60%

   December 1995           89.50%

     March 1996            89.50%

     June 1996             90.00%

   September 1996          90.40%

   December 1996           90.00%

     March 1997            90.30%
=============================================


C97-604                      O'Connor & Associates                       Page 70

Net unit absorption can be described as being the sum of the net new units absorbed plus the older units absorbed. If the net units absorbed is a plus, it indicates positive growth and demand for new units. However, a number contained within parenthesis indicates a decrease in demand or negative growth. The following chart illustrates a recent history of Harris County net unit absorption.

=========================================
 METROPOLITAN AREA NET UNIT ABSORPTION

       Period          Units Absorbed
       ------          --------------

 First Quarter 1991        (1,086)

Second Quarter 1991          662

 Third Quarter 1991         2,818

Fourth Quarter 1991         (209)

 First Quarter 1992        (1,230)

Second Quarter 1992         4,853

 Third Quarter 1992          798

Fourth Quarter 1992         (504)

 First Quarter 1992          85

Second Quarter 1993         2,285

 Third Quarter 1993         1,219

Fourth Quarter 1993         (624)

 First Quarter 1994          462

Second Quarter 1994         3,036

 Third Quarter 1994         2,769

Fourth Quarter 1994          224

 First Quarter 1995          452

Second Quarter 1995         3,605

 Third Quarter 1995         3,344

Fourth Quarter 1995          122

 First Quarter 1996         1,654

Second Quarter 1996         3,503

 Third Quarter 1996         2,035

Fourth Quarter 1996         (463)

 First Quarter 1997         1,170
=========================================


C97-604                      O'Connor & Associates                       Page 71

Concessions

Rental concessions have become less of a consideration during the past several years. During 1984 and 1985, as an incentive to entice renters into a project, apartment owners offered trips to exotic places, cash, microwave ovens, free rent during some portion of the lease, as well as other promotions. However, those concessions were offered at a time when the quoted rental rates remained high. This practice has abated to a great extent. According to the April, 1997 Apartment Market TRAC, of the 2,264 projects operating in Greater Houston, only 641 projects are offering some sort of rent concession. It has become apparent that project owners are now quoting "effective" rental rates, while offering fewer rental concessions.

The following chart itemizes the types of rental concessions offered in the Greater Houston market:

==========================================================
                    Rental Concessions
==========================================================
       Type of Rental Concession          # of Projects
----------------------------------------------------------
Move-in special                                       147
----------------------------------------------------------
Months free special                                   112
----------------------------------------------------------
Floorplan special                                     382
==========================================================
                                  Total               641
==========================================================


C97-604                      O'Connor & Associates                       Page 72

Rental Rates

As mentioned previously, apartment owners are now quoting on an effective rental rate basis. The following table (as taken from the Apartment Market TRAC) illustrates the improving Greater Houston apartment market. The average rental rate increased steadily during the past five years.

=========================================
  HISTORICAL METROPOLITAN AREA AVERAGE
          MONTHLY RENTAL RATES

       Period        Rental Rate ($/PSF)
       ------        -------------------

   September 1991          $0.488

   December 1991           $0.491

     March 1992            $0.498

     June 1992             $0.503

   September 1992          $0.507

   December 1992           $0.508

     March 1993            $0.513

     June 1993             $0.516

   September 1993          $0.520

   December 1993           $0.522

     March 1994            $0.526

     June 1994             $0.530

   September 1994          $0.534

   December 1994           $0.535

     March 1995            $0.538

     June 1995             $0.544

   September 1995          $0.548

   December 1995           $0.549

     March 1996            $0.552

     June 1996             $0.556

   September 1996          $0.563

   December 1996           $0.565

     March 1997            $0.571
=========================================


C97-604                      O'Connor & Associates                       Page 73

General Market Conclusions

The Harris County apartment market experienced drastic declines in occupancies and rental rates in the mid- and late 1980's. However, these factors were the result of extreme overbuilding, which was intensified by OPEC's supply and pricing of oil, which in effect, caused severe layoffs in the energy industry. The apartment market is recovering, as evidenced by the continuing trend of positive net unit absorption, improved occupancy rates, and increases in rental rates.

Subject Market Area

Apartment Data Services segments the Harris County market into 39 individual submarkets within Harris County, and delineates between apartment complexes where the "resident pays the utilities" (separately metered) and the "owner pays the utilities" (master metered). The subject property is located in the Braeswood/Fondren Southwest Market Area (Southwest 8) by Apartment Data Services. This area's general boundaries are U.S. Highway 59, Bissonnet, and Beechnut to the north, South Gessner Road, West Bellfort, and Beltway 8 to the west, Beltway 8 to the south, and Hillcroft, and Loop 610 to the east. As all of the units at the subject property are master-metered; therefore this analysis will concentrate on this type of project.

According to the April, 1997 Apartment Market TRAC, there were 7 master-metered projects in this market area, which contained a total of 3,395 units. Master-metered projects comprise only 8% of the total number of apartment projects in this market area.


C97-604                      O'Connor & Associates                       Page 74

The overall occupancy rate for master-metered projects in this market area was 90.90%. The average rental rate for projects in this market area was $0.654 per square foot, with the average monthly rent being $544 per month. The following chart depicts recent trends in this market.

=====================================================
             MARKET AREA TREND ANALYSIS
=====================================================
    Time Period        Occupancy      Rental Rate
-----------------------------------------------------
   Last 3 Months         4.00%           7.00%

   Last 6 Months        (1.50)%          4.40%

  Last 12 Months        (0.70)%          3.40%

  Last 18 Months         2.00%           0.30%
=====================================================

The trend analysis indicates that occupancy rate increases are greater than those of the Greater Houston area, as well as rent increases also being greater. The chart below depicts trends of the Greater Houston area for comparison purposes.

=====================================================
        GREATER HOUSTON AREA TREND ANALYSIS
=====================================================
    Time Period        Occupancy      Rental Rate
-----------------------------------------------------
   Last 3 Months         1.50%           4.00%

   Last 6 Months        (0.60)%          2.40%

  Last 12 Months         0.50%           3.20%

  Last 18 Months         0.70%           2.90%
=====================================================

Construction & Building Permits

From 1992 to March, 1997, no new units were built in the subject submarket (Apartment Market TRAC). Approximately 2,895 units have been renovated since 1992 in the subject submarket. Presently, there are no projects under construction. The following chart illustrates new construction activity within the subject submarket.


C97-604                      O'Connor & Associates                       Page 75

=========================================
   MARKET AREA APARTMENT CONSTRUCTION
=========================================

                       Number    Number
                      of Units  of Units
        Year           Built   Renovated
        ----           -----   ---------

   Prior to 1970       3,685       0

        1970            169        0

        1971             0         0

        1972            574        0

        1973            290        0

        1974            107        0

        1975            521        0

        1976           1,290       0

        1977           3,347       0

        1978           3,514       0

        1979           1,822       0

        1980            844        0

        1981           1,216       0

        1982            940        0

        1983           1,372       0

        1984            573       323

        1985            119      1,322

        1986            64       1,597

        1987             0         0

        1988             0        195

        1989             0        681

        1990             0        436

        1991             0         0

        1992             0       1,021

        1993             0        130

        1994             0        341

        1995             0        179

        1996             0       1,224

        1997             0         0
=========================================


C97-604                      O'Connor & Associates                       Page 76

Absorption, Occupancy, and Vacancy

According to Apartment Data Services, during the four (4) quarters ending March, 1997, a positive 253 apartment units were absorbed in the subject submarket. The following depicts the net unit absorption for this market area from March, 1992 to March, 1997.

=========================================
    MARKET AREA NET UNIT ABSORPTION

       Period          Units Absorbed
       ------          --------------

 First Quarter 1992          61

Second Quarter 1992          108

 Third Quarter 1992         (130)

Fourth Quarter 1992         (135)

 First Quarter 1993         (61)

Second Quarter 1993         (20)

 Third Quarter 1993          255

Fourth Quarter 1993         (26)

 First Quarter 1994         (127)

Second Quarter 1994          67

 Third Quarter 1994         (33)

Fourth Quarter 1994           8

 First Quarter 1995         (155)

Second Quarter 1995          301

 Third Quarter 1995          367

Fourth Quarter 1995          29

 First Quarter 1996          345

Second Quarter 1996          402

 Third Quarter 1996         (33)

Fourth Quarter 1996         (291)

 First Quarter 1997          175
=========================================


C97-604                      O'Connor & Associates                       Page 77

According to Apartment Data Services, the overall occupancy rate for the subject market has increased from 84.4% to the current occupancy of 91.20% within the past five years (March, 1992 through March, 1997). The following chart depicts historical occupancy levels within the subject's market area.

=========================================
      HISTORICAL OCCUPANCY LEVELS
=========================================

       Period          Occupancy Level
       ------          ---------------

     March 1992            84.40%

     June 1992             84.90%

   September 1992          84.40%

   December 1992           83.70%

     March 1993            83.40%

     June 1993             84.00%

   September 1993          85.20%

   December 1993           85.10%

     March 1994            84.50%

     June 1994             84.80%

   September 1994          84.60%

   December 1994           84.60%

     March 1995            83.90%

     June 1995             84.70%

   September 1995          88.30%

   December 1995           88.50%

     March 1996            90.20%

     June 1996             92.00%

   September 1996          91.80%

   December 1996           90.30%

     March 1997            91.20%
=========================================


C97-604                      O'Connor & Associates                       Page 78

Rental Rates

As in the Greater Houston area, the subject's market area has enjoyed steadily increasing overall rental rates. The chart below details rental rates in this area over the past few years.

=========================================
MARKET AREA AVERAGE MONTHLY RENTAL RATES
=========================================

       Period        Rental Rate ($/PSF)
       ------        -------------------

     March 1992            $0.469

     June 1992             $0.474

   September 1992          $0.472

   December 1992           $0.470

     March 1993            $0.474

     June 1993             $0.475

   September 1993          $0.479

   December 1993           $0.477

     March 1994            $0.485

     June 1994             $0.488

   September 1994          $0.487

   December 1994           $0.484

     March 1995            $0.486

     June 1995             $0.492

   September 1995          $0.498

   December 1995           $0.497

     March 1996            $0.489

     June 1996             $0.489

   September 1996          $0.491

   December 1996           $0.495

     March 1997            $0.504
=========================================


C97-604                      O'Connor & Associates                       Page 79

Apartment Market Area Conclusions

Many apartment facilities in the area are similar in age and are experiencing similar rental rates and occupancy levels. It is our opinion that rental rates will experience steady moderate increases over the next few years, as vacancy levels continue to decline. Demand is reducing the oversupply and rental rates have increased significantly such that additional construction is feasible for some apartment types. However, there are indications of limited external economic obsolescence in the market.

Subject's Micro-Market Area

The subject property and the identified comparable rentals are thoroughly discussed in the Income Approach section of this report.


C97-604                      O'Connor & Associates                       Page 80

                                Highest and Best
                                       Use

                          HIGHEST AND BEST USE ANALYSIS

The highest and best use may be defined as "the reasonably probable and legal use of vacant land or an improved property, which is physically possible, appropriately supported, financially feasible, and that results in the highest value," according to The Appraisal of Real Estate, Eleventh Edition. The opinion of such use may be based on the highest and most profitable continuous use to which the property is adapted and needed, or likely to be in demand in the reasonably near future.

However, elements affecting value which depend upon events, or a combination of occurrences which, while within the realm of possibility, are not fairly shown to be reasonably probable, should be excluded from consideration. Also, if the intended use is dependent on an uncertain act of another person, the intention cannot be considered.

It may be further defined as that use of land which may reasonably be expected to produce the greatest net return to land over a given period of time - that use which will yield to the land the highest present value.
This is sometimes referred to as the optimum use.


C97-604                      O'Connor & Associates                       Page 81

Alternatively, that use, from among reasonably probable and legal alternative uses, is found to be:

            a. Physically Possible
            b. Legally Permissible
            c. Financially Feasible
            d. Maximally Productive

The definition, immediately preceding, applies specifically to the highest and best use of land. It is to be recognized that in cases where a site has existing improvements on it, the highest and best use may very well be determined to be different from the existing use. The existing use will continue however, unless and until land value in its highest and best use exceeds the total value of the property in its existing use, plus the cost of demolition.

Implied within these definitions is recognition of the contribution of that specific use to community environment or to community development goals in addition to wealth maximization of individual property owners.

In appraisal practice, the concept of highest and best use represents the premise upon which value is based. In the context of the most probable selling price (market value)


C97-604                      O'Connor & Associates                       Page 82
another appropriate term to reflect highest and best use would be most probable use. In the context of investment value, an alternative term would be most profitable use.

"Also Implied in these definitions is that the determination of highest and best use takes into account the contribution of a specific use to the community and community development goals as well as the benefits of that use to individual property owners. Hence, in certain situations the highest and best use of the land may be for parks, greenbelt, preservation, conservation, wildlife habitats and the like."

There are two distinct types of highest and best use, that being the highest and best use as if the site were vacant, and the highest and best use as if the site were improved. Both use determinations require consideration of the physical, legal, financial feasibility and maximal productivity for the site and improvements.

A neighborhood and site analysis is essential in estimating the highest and best use of the site as if vacant. The improvement analysis contributes to the highest and best use as improved. The subject site will first be analyzed as if vacant, and then an analysis of the property as improved will follow.


C97-604                      O'Connor & Associates                       Page 83

               Highest and Best Use Analysis - "As Vacant"

Physically Possible

The site is irregular in shape, and contains a total of +/-38.1796 acres (+/-1,663,103 square feet) of land. Further, the subject property is located at the intersection of North Braeswood Boulevard and Burdine Drive. The subject property has a primary physical address of 5410 North Braeswood, Houston, Harris County, Texas.

All public utilities are available to the tract. The topography of the site is generally level. As stated previously, no soil engineer's report was available to us and no recent soil tests were performed. As a result, we have assumed a stable soil condition with sufficient load bearing capacity. Once again, we caution and advise the user of this report to obtain engineering studies which may be required to ascertain structural integrity and reserve the right to modify our value conclusions should these assumptions prove incorrect.

The physical characteristics of the tract would allow potential development of the site to a wide range of large-scale uses. As such, virtually all large-scale uses are physically possible.

Legally Permissible

The City of Houston does not utilize zoning to regulate development. Individual subdivisions often use deed restrictions to regulate development. The appraisers were


C97-604                      O'Connor & Associates                       Page 84
not provided a copy of any applicable deed restrictions, and reserve the right to modify our value conclusions should any deed restrictions be present that are detrimental to the subject site. As such, Legally Permissible uses would include virtually all physically possible uses.

Financial Feasibility and Maximal Productivity

In order to be financially feasible, the improvements should conform with the surrounding land uses. To meet the test of being financially feasible, the project must provide a net return over a reasonable period of time. Current market rents do not justify development of a new, Class-B, 1,300+ unit multifamily complex, office building, retail building, or industrial development. Considering the trends and conditions that prevail in this market area, development of the site for a use other than owner-occupancy is not financially feasible. However, rent levels and occupancies are increasing in some areas, and are approaching feasible levels for some types of properties.

Single-family lot development is financially feasible but is not the maximally productive use of the site, since subdivision developers typically pay approximately $5,000 to $10,000 per acre for land.


C97-604                      O'Connor & Associates                       Page 85

Conclusion - "As Vacant"

Commercial utilization of the subject site is physically possible and legally permissible; however, most types of commercial properties are experiencing an oversupply, as well as low demand for new speculative multi-tenant construction. However, in the current subject market and given the subject's location and immediate surrounding development, it is considered that neither new apartment development nor new speculative retail development will be undertaken. As such, the Highest and Best Use for the subject site is for future multifamily development at a time when market rents approach feasible rent levels and occupancies of Class A properties warrant additional supply.


C97-604                      O'Connor & Associates                       Page 86

Highest and Best Use Analysis - "As Improved"

The subject site is improved with a 1,326-unit apartment project with a net rentable area of +/-1,188,324 square feet. The improvements are of good quality construction and are in good condition. Such improvements are Physically Possible and Legally Permissible.

Financially Feasible and Maximally Productive:

Our analysis of market rent (Income Approach) and feasible rent (Cost Approach) indicate that presently, the subject property, as improved, would not be feasible to build new. Further, based on the current trends and conditions, this would be true for a significant number of property types in this market.

The improvements, which are considered to be in good condition, are functionally adequate for their intended use and contribute value to the site. As such, and in the absence of any higher use, the existing improvements are considered the highest productive use at the present time.

Highest and Best Use Conclusion:

In consideration of all of the above, and no other apparent higher use for the site in the foreseeable future, it is our opinion that the Highest and Best Use for the subject property is its present multifamily use.


C97-604                      O'Connor & Associates                       Page 87

                                 Cost Approach

SALES COMPARISON APPROACH - LAND

In reaching the land value estimate of the subject property by the sales comparison approach, Harris County Deed Records were searched for recent sales of comparable properties within this area. Additionally, real estate brokers and appraisers active in the area were consulted as to their knowledge of properties currently offered on the market for sale which would be in competition with the subject property, if it were offered for sale on the open market.

The available market data was investigated, analyzed and compared to the subject property, taking into prime consideration the various similar and dissimilar characteristics, including terms of sale, and adjustments were applied accordingly in reaching the value estimate of the subject property by the market approach. No sales which were known to have occurred were arbitrarily disregarded. Only sales which were deemed not comparable, or could not be confirmed, or involved conditions not considered to represent fair market conditions, were deliberately omitted. The following is a listing of sales considered in our analysis of the subject property.


C97-604                     O'Connor and Associates                      Page 88

================================================================================
LAND SALE NUMBER ONE
--------------------------------------------------------------------------------
Location:                      +/-350 ft N of Westheimer & +/-1000 ft W of
                               Stoney Brook

Date of Sale:                  05/08/96

Key Map Reference:             490-V

Recording Data:                Film Code 508-29-0767

Grantor:                       Ronald E. Lee

Grantee:                       TCR South Central 1995

Legal Description:             Part of 3rd Tract, Camille G. Pillot Survey,
                               Abstract 72, Harris County, Texas

Land Area:                     15.500    Acres              675,180  Square Feet

Consideration:                 $7,427,000

Price Per Square Foot:         $11.00

Terms:                         Cash to seller

Property Characteristics:

        Property Use:          Vacant at time of sale

        Utilities:             All available

        Topography:            Basically level

        Flood Plain:           None

        Frontage:              N/A

Remarks: This site was purchased for expansion of an existing apartment complex. It appears as though the buyer was willing to pay a premium to acquire this particular tract located adjacent to his existing project. Based on the market data, a downward adjustment is necessary for conditions of sale.

================================================================================


C97-604                     O'Connor and Associates                      Page 89

================================================================================
LAND SALE NUMBER TWO
--------------------------------------------------------------------------------
Location:                      Southeast corner of Loop 610 and Glenmont

Date of Sale:                  10/31/94

Key Map Reference:             531-D

Recording Data:                ###-##-####

Grantor:                       Pin Oak Partners, Ltd.

Grantee:                       Houston ISD

Legal Description:             Part of Lots 1, 2 Block 3, Westmoreland Farms 1,
                               James Blessing Survey, Abstract 162, Harris
                               County, Texas

Land Area:                     18.150   Acres               790,614 Square Feet

Consideration:                 $5,534,298

Price Per Square Foot:         $7.00

Terms:                         Cash to seller

Property Characteristics:

        Property Use:          Vacant at time of sale

        Utilities:             All available

        Topography:            Basically level

        Flood Plain:           None

        Frontage:              630 FF - Loop 610
                               1,254 FF - Glenmont
                               630 FF - Avenue B

================================================================================


C97-604                     O'Connor and Associates                      Page 90

================================================================================
LAND SALE NUMBER THREE
--------------------------------------------------------------------------------
Location:                      North side of Club Creek, +/-350' northwest of
                               Highway 59

Date of Sale:                  10/27/94

Key Map Reference:             530-N

Recording Data:                ###-##-####

Grantor:                       Charles W. Austin, Tr.

Grantee:                       Equitable Life

Legal Description:             22.19 acres out of the H.T.& B.R.R. Co. Survey,
                               Abstract 398, Harris County, Texas

Land Area:                     22.190    Acres              966,596  Square Feet

Consideration:                 $3,363,944

Price Per Square Foot:         $3.48

Terms:                         Cash to Seller

Property Characteristics:

        Property Use:          Vacant at time of sale

        Utilities:             All available

        Topography:            Basically level

        Flood Plain:           None

        Frontage:              1,439 FF - Club Creek

================================================================================


C97-604                     O'Connor and Associates                      Page 91

================================================================================
LAND SALE NUMBER FOUR
--------------------------------------------------------------------------------
Location:                      Adjacent to the southwest corner of West Bellfort
                               and South Post Oak

Date of Sale:                  04/12/93

Key Map Reference:             531-U

Recording Data:                ###-##-####

Grantor:                       Southmark Corp.

Grantee:                       SCC Development Corp.

Legal Description:             9.78 acres out of the J.D. Owen Survey, Abstract
                               612, Harris County, Texas

Land Area:                     9.7800   Acres               426,017 Square Feet

Consideration:                 $1,848,500

Price Per Square Foot:         $4.34

Terms:                         Cash to seller

Property Characteristics:

        Property Use:          Vacant at time of sale

        Utilities:             All available

        Topography:            Basically level

        Flood Plain:           None

        Frontage:              607 FF - West Bellfort
                               744 FF - South Post Oak

================================================================================


C97-604                     O'Connor and Associates                      Page 92

================================================================================
LAND SALE NUMBER FIVE
--------------------------------------------------------------------------------
Location:                      Adjacent to the southwest corner of West Bellfort
                               and South Post Oak

Date of Sale:                  04/12/93

Key Map Reference:             531-U

Recording Data:                ###-##-####

Grantor:                       SCC Development Corp.

Grantee:                       Kroger Company

Legal Description:             5.60 acres out of the J.D. Owen Survey, Abstract
                               612, Harris County, Texas

Land Area:                     5.6000     Acres              243,936 Square Feet

Consideration:                 $1,848,500

Price Per Square Foot:         $7.58

Terms:                         Cash to seller

Property Characteristics:

        Property Use:          Vacant at time of sale

        Utilities:             All available

        Topography:            Basically level

        Flood Plain:           None

        Frontage:              607 FF - West Bellfort
                               55 FF - South Post Oak

Remarks: This tract was purchased for construction of a Kroger store.

================================================================================


C97-604                     O'Connor and Associates                      Page 93

                                 LAND SALES MAP

                                [GRAPHIC OMITTED]

Analysis of the Sales

The value for the subject tract was based on consideration of the previously mentioned comparable land sales. This estimate was based on an analysis of these sales in relation to the subject site after adjustments were applied for conditions of sale, availability of utilities, location, size, corner influence, and shape. The following is a summary of the sales used in our analysis. We will compare the sales on the basis of sales price per square foot, which is the most common unit of comparison for commercial tracts.

================================================================================================
  Sale    Location                                  Sale        Sale           Size     Price
   No.                                              Date        Price         (Acres)   Per SF
================================================================================================

    1     +/-350 ft N of Westheimer & +/-1000 ft    05/08/96    $7,427,000    15.500   $11.00
          W of Stoney Brook
------------------------------------------------------------------------------------------------
    2     Southeast corner of Loop 610 and          10/31/94    $5,534,298    18.150    $7.00
          Glenmont
------------------------------------------------------------------------------------------------
    3     North side of Club Creek, +/-350'         10/27/94    $3,363,944    22.190    $3.48
          northwest of Highway 59
------------------------------------------------------------------------------------------------
    4     Adjacent to the southwest corner of       04/12/93    $1,848,500     9.780    $4.34
          West Bellfort and South Post Oak
------------------------------------------------------------------------------------------------
    5     Adjacent to the southwest corner of       04/12/93    $1,848,500     5.600    $7.58
          West Bellfort and South Post Oak
================================================================================================

The land sales incorporated in this analysis occurred from 1993 through 1996. Despite intense research efforts, no comparable 1997 land sales were found. Due to the large size of the subject site, and the built-up nature of the area, few large acreage tracts were available for analysis. Data on each of the sales, including sales price, was confirmed with sources considered to be reliable. Based on analysis of this data and other pertinent information obtained in our research, the following is a discussion of the factors which were found to exhibit significant influence on property values in this market.


C97-604                     O'Connor and Associates                      Page 94

FACTORS TO BE CONSIDERED AND SUMMARY OF ADJUSTMENTS

Property Rights Conveyed       This adjustment considers the difference in sales
                               price of properties sold in fee simple estate or in leased fee estate and the affect of any existing leases on the sales price of the property. All the sales were fee simple with no adjustments applicable.

Cash Equivalency               Typical land investment property terms are
                               considered to be 20-30% cash down with a 10-15 year note, with varying interest on payments. All sales were cash or equivalent, thus an adjustment for this item was not necessary.

Conditions of Sale             This adjustment reflects the motivations of the
                               buyer and seller, i.e., assemblage, distress sale, reduced prices from family purchase, or purchase by adjacent land owners. With the exception of Sale 1, all of the sales were considered arms-length transactions with no conditions perceived which warranted a condition of sale adjustment. Sale 1, however, was purchased by an adjoining land owner who was willing to pay a premium to acquire this particular tract to expand his project. Thus, based on the market data, a 25% downward adjustment was considered applicable to Sale 1 for conditions of sale.

Changing Market Conditions     Since about 1992, land prices in the Houston area
                               and the subject neighborhood have generally stabilized. This stabilized trend is consistent with today's market; therefore, no adjustments were indicated for Sales 1 through 5 (which occurred from 1993 to 1996).

Location The type and density of surrounding development was examined for each sale. In addition, locations with proximity to business and retail centers were also considered. Properties which are located in densely developed areas, leading to higher visibility and traffic passage, tend to sell for higher prices than properties which are in less developed locations. Additionally, properties located on major


C97-604                     O'Connor and Associates                      Page 95
                               thoroughfares are generally considered superior to those located on secondary streets and typically command premium sales prices. The subject is located at the intersection of North Braeswood Boulevard and Burdine Drive, with additional frontage on Braesvalley and Braesmont Drives (see plat - Site Description section). Primarily due to its frontage on North Braeswood Boulevard, the subject property enjoys good exposure, access, and commercial appeal. Sale 1 is located on Westheimer Road, which is the most heavily travelled non-highway road in Houston. This sale is considered superior to the subject in location and is adjusted downward 25%. Sale 2 is located along the West Loop South, just within the city limits of Bellaire. This sale is also considered superior to the subject and is adjusted downward 20%. Sale 3 is located west of the Southwest Freeway along a secondary traffic carrier. This location is considered inferior to the subject and this sale is adjusted upward 15%. Sales 4 and 5 are located in close proximity to the subject along South Post Oak and West Bellfort Streets. No location adjustment is considered necessary for these sales.

Size Typically, the larger the tract the lower the unit price. The converse also tends to be true. Land sales analyzed on a regional basis indicates a 5% to 10% price premium for each halving (or doubling) of size. A 10% adjustment appears reasonable for the subject area and has been utilized in our analysis. All sales are smaller than the subject and were adjusted downward 10% to 50%.

Shape Properties which are irregular in shape, therefore making development more difficult, usually sell for less than a tract which is of a more normal configuration. The streets dividing the subject do not affect the utility of the tract for its highest and best use. Similar to the subject, all of the sales are reasonably shaped for development purposes and required no adjustment for shape.


C97-604                     O'Connor and Associates                      Page 96

Utilities                      The availability of utilities is a major factor
                               in the development of any property. If a site has no utility service or cannot acquire access, it is virtually impossible to develop. The subject has access to all public utilities. All of the sales have similar access and warranted no adjustments for utilities.

Corner Properties that have corner influences, or those that have access from two or more thoroughfares are typically superior than interior tracts, due to access and exposure characteristics. Although valued as one tract, Burdine and Braesvalley Drives separate the subject into three parcels with multiple corners. Sales 1, 3, 4, and 5 are all inferior to the subject in corner influence and required upward adjustments of 5% to 10%. Sale 2 is considered similar and is not adjusted.

Topography                     The subject site appears basically level and well
                               drained, and is located within the 100-Year Flood
                               Plain (Zone AE and Shaded Zone X). Sales 1 through 3 are located outside of the 100-Year
                               Flood Plain and were adjusted downward 10% for this superior feature. Sales 4 and 5 are located within a similar flood plain and are not adjusted.

Each of the sales was analyzed and compared to the subject, with adjustments applied for differences in the factors discussed above. Insufficient data was available to utilize the matched pair analysis. Adjustments were applied based on general comparisons of empirical data and the personal observation and judgement of the appraiser. The grid on the following page illustrates the procedure used in arriving at an estimate of value for the subject site.


C97-604                     O'Connor and Associates                      Page 97

================================================================================
                           LAND SALES ADJUSTMENT GRID
================================================================================
                               SALE 1     SALE 2    SALE 3    SALE 4     SALE 5
--------------------------------------------------------------------------------
Sale Price Per Square Foot     $11.00     $7.00     $3.48     $4.34      $7.58
--------------------------------------------------------------------------------
Property Rights Conveyed         0%        0%         0%        0%         0%
--------------------------------------------------------------------------------
Adjusted Sales Price           $11.00     $7.00     $3.48     $4.34      $7.58
--------------------------------------------------------------------------------
Cash Equivalency                 0%        0%         0%        0%         0%
--------------------------------------------------------------------------------
Adjusted Sales Price           $11.00     $7.00     $3.48     $4.34      $7.58
--------------------------------------------------------------------------------
Conditions of Sale              -25%       0%         0%        0%         0%
--------------------------------------------------------------------------------
Adjusted Sales Price           $8.25      $7.00     $3.48     $4.34      $7.58
--------------------------------------------------------------------------------
Changing Market Conditions       0%        0%         0%        0%         0%
--------------------------------------------------------------------------------
Adjusted Sales Price           $8.25      $7.00     $3.48     $4.34      $7.58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Location                        -25%      -20%       15%        0%         0%
--------------------------------------------------------------------------------
Size                            -20%      -20%       -10%      -30%       -50%
--------------------------------------------------------------------------------
Shape                            0%        0%         0%        0%         0%
--------------------------------------------------------------------------------
Utilities                        0%        0%         0%        0%         0%
--------------------------------------------------------------------------------
Corner                          10%        0%        10%        5%         5%
--------------------------------------------------------------------------------
Topography                      -10%      -10%       -10%       0%         0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Overall Adjustment (%)          -45%      -50%        5%       -25%       -45%
--------------------------------------------------------------------------------
Indicated Value Per Sq. Ft.    $4.54      $3.50     $3.65     $3.25      $4.17
================================================================================

                        Summary of Indicated Land Values

                 Indicated Value Range:        $3.25               to      $4.54

             Indicated Mid-Point Value:        $3.90

                  Indicated Mean Value:        $3.82

                Estimated Value Per SF:        $3.50


C97-604                     O'Connor and Associates                      Page 98

Reconciliation and Land Value Estimate

After adjustment, the land sales indicate values for the subject ranging from $3.25 to $4.54 per square foot. The mean indicated value is $3.82 per square foot, and the midpoint of the indicated values is $3.90 per square foot. Sales 3 and 4 received the least net adjustments, indicating a value range of $3.25 to $3.65 per square foot. It is our opinion that the value of subject site, land only, is estimated at $3.50 per square foot. The total value of the site is estimated as follows:

================================================================================
                              INDICATED LAND VALUE
--------------------------------------------------------------------------------
     Land Area / SF                 Indicated Value PSF     Indicated Land Value
--------------------------------------------------------------------------------
        1,663,103                          $3.50                 $5,820,861
--------------------------------------------------------------------------------
                                   VALUE OF SUBJECT SITE:        $5,820,000
================================================================================


C97-604                     O'Connor and Associates                      Page 99

                                THE COST APPROACH

The cost approach is the process of estimating the current cost (new) of reproducing a property's improvements, subtracting estimated depreciation from all sources and adding the estimated value of the land to arrive at an estimate of value for the property as a whole.

Reproduction cost is the present cost of duplicating the improvements with one which is an exact replica. It is often difficult to estimate reproduction cost because details and methods of original construction are not available, identical materials are unavailable and/or methods of construction have changed.

Replacement cost is the current cost of replacing the improvement with one having equal utility or able to perform the same economic function:

      1. It could be the cost of acquiring an equally desirable substitute, or

      2. The cost to replace, with a property having an equivalent utility, which may or may not be a replica, or

      3. The replacing or remodeling of parts of a structure to maintain it in its highest and best use and operating condition.

In practice, the terms have tended to be used interchangeably and have more commonly come to mean: The present cost of replacing the improvements with improvements of equivalent utility, considering modern materials and construction methods.


C97-604                     O'Connor and Associates                     Page 100

Depreciation: defined as loss in capital value from any cause. It is employed in this report in estimating the difference in the present day value of the improvements and the cost of new replacement. The three major types of accrued depreciation are:

      Physical Deterioration

      This is loss in value from actual physical causes and measured either as curable or incurable. The curable items are measured by the actual cost to replace or repair the component parts. The incurable portion is estimated by virtue of an observed condition or ascertaining the used portion by the best estimate of the appraiser. Curable physical deterioration, also referred to as deferred maintenance, is caused by normal wear and tear that should be corrected immediately, or is necessary to keep rents at market levels. The cost of curing the condition, and bringing the property to a satisfactory and functioning condition, is generally the measure of deferred maintenance.

      Functional Obsolescence

      This is loss in value from conditions existing within the property which make the property inadequate of less desirable to the typical prudent purchases. It, too, may be curable or incurable. Incurable obsolescence is normally measured by the loss in income which may accrue to the property by reason thereof.

      External Obsolescence

      This is defined as "the impairment of desirability or useful life arising from factors external to the property, such as economic forces or environmental changes which affect supply-demand relationships in the market." Loss in the use and value of a property arising from the factors of external obsolescence is to be distinguished from loss in value from physical deterioration and functional obsolescence, both of which are inherent in a property.


C97-604                     O'Connor and Associates                     Page 101

As indicated earlier, it is our opinion that the existing improvements do represent the current Highest and Best Use of the site "as improved". As such, the following is a discussion of land value, cost and depreciation components used in arriving at a value estimate for the subject via the Cost Approach.

Replacement Cost Estimate

Cost factors are estimated from data in our files and from Marshall Valuation Service, Section 12, Page 14, Category D, dated December 1995, adjusted for local and current factors. Results of these calculations are indicated in the following schedules:


C97-604                     O'Connor and Associates                     Page 102

===================================================================================================
                                    ESTIMATE OF REPLACEMENT COST
===================================================================================================
I. DIRECT COSTS

Apartment Area (SF):          1,196,250

  Base Cost PSF:                                               $48.00

  Multipliers (Sec. 99):

    Area:                                       85.00%

    Current Cost:                               103.00%

    Times Local:                                93.00%
                                                ------

  Total Factor:                                 81.42%

  Adj. Base Cost PSF:                                          $39.08

TOTAL BASE BUILDING COST:                                                               $46,749,450

  Plus Segregated Cost:

  Built Ins                   Number            Unit Cost      Total Cost
                              ------            ---------      ----------

    Oven/Range                 1,326            $300           $397,800

    Refrigerator               1,326            $325           $430,950

    Disposal                   1,326            $75            $99,450

    Dishwashers                1,326            $200           $265,200

  Total Built Ins                                                                        $1,193,400

  Swimming Pools                                                                           $300,000

  Fences, Gates                                                                            $500,000

  Parking/Drives/Walkways
   (500,000 SF - asphalt
   and concrete)                                                                         $1,037,000

  Landscaping                                                                              $750,000

  Carports                                                                               $1,140,000
                                                                                         ----------

  Total Direct Cost                                                                     $51,669,850

II. INDIRECT COST

  Entrepreneurial Profit:                         10.00%                                 $5,166,985
                                                  ------
  Real Estate Taxes during
   construction:                                                                           $240,906

  Financing Fees:

    Average Balance:                70.00%         $36,168,895

    Origination Fees:

      Construction:                 1.00%

      Permanent:                    1.00%
                                    -----

    Total:                          2.00%                                                  $723,378

  Appraisal and Other
   Fees/Permits:                                                                            $50,000

  Title and Misc. Cost:                                                                    $129,175
                                                                                           --------
  Total Indirect Cost:                                                                   $6,310,444

  TOTAL COST NEW,
   INCLUDING PROFIT:                                                                    $57,980,294
===================================================================================================


C97-604                     O'Connor and Associates                     Page 103

Entrepreneurial profit is the amount which the developer expects to receive for his time and effort in the construction process. This has been estimated at 10% of the base direct costs, based upon discussions with local developers.

Short-Life Physical Deterioration

The depreciation estimate for short-life items can be divided into two categories; "Curable" and "Incurable". The following is a discussion of each.

Short-life curable physical deterioration, also referred to as deferred maintenance, is caused by normal wear and tear that should be corrected immediately, or is necessary to keep rents at market levels. The cost of curing the condition, and bringing the property to a satisfactory and functioning condition, is generally the measure of deferred maintenance. Based on observations of the appraiser, the subject improvements do not suffer from any significant items of deferred maintenance.

Incurable Short-Life deterioration is also attributable to normal wear and tear, but is generally unfeasible or uneconomical to repair. Age of short-life items is based on observed condition. Typically this charge is estimated on an age/life method. The following chart exhibits the calculations used.


C97-604                     O'Connor and Associates                     Page 104

==================================================================================================
                  Physical Deterioration; Incurable Short Life
==================================================================================================
     Item         Area (SF)    Unit Cost     Cost New       Eff. Age / Eco. Life      Depreciation
--------------------------------------------------------------------------------------------------
HVAC             1,196,250       $1.75     $2,093,438                 5 /  15             $697,813

Flooring         1,196,250       $1.00     $1,196,250                 4 /  10             $478,500

Built Ins                                  $1,193,400                 4 /  12             $397,800

Roof Cover        629,605        $1.50     $944,408                   8 /  20             $377,763
                                           --------                                       --------

Totals                                     $5,427,495                                   $1,951,876

% of Replacement Cost New, including profit              $57,980,294                         3.37%
==================================================================================================

Physical Deterioration: Incurable Long-Life

The improvements are constructed with good quality materials and are considered to be in good condition. The effective age of the project is considered to be 17 years, with a remaining life of +/-33 years. Prior to calculating incurable long-life depreciation, the replacement cost new of short-life items is subtracted.

=========================================================================================
                       Physical Deterioration; Incurable Long Life
=========================================================================================
Item Description                     Cost New  Eff. Age  /  Eco. Life        Depreciation

RCN (Incl. Profit)                $57,980,294                   17 / 50            34.00%

Less:

Deferred Maintenance                       $0

RCN Short Life Items               $5,427,495
                                  -----------

RCN Bone Structure Items          $52,552,799            34.00%               $17,867,952

                                                                                   30.82%
=========================================================================================


C97-604                     O'Connor and Associates                     Page 105

External Obsolescence- Due to Rent Loss is typically the result of contracted rental rates below market rental rates and is influenced by the property's ownership and management. Given the subject's present physical and financial occupancies, a deduction for rent loss due to below market rents is not considered necessary.

External Obsolescence- Due to Below Feasible Market Rents is typically calculated by first estimating the feasible net operating income and then calculating the difference between market net operating income and the feasible net operating income. The net operating income loss, if any, is capitalized using the rate developed in the Income Approach. The building to property ratio is then applied to arrive at the amount of obsolescence attributable to the improvements. These calculations are illustrated in the table on the following page:


C97-604                     O'Connor and Associates                     Page 106

================================================================================================
                      Calculation of External Obsolescence
================================================================================================
RCN, Including Profit                                                                $57,980,294

Less Physical Deterioration

    Short Life                                    3.37%

    Long Life                                     30.82%

    Deferred Maintenance                          0.00%
                                                  -----

  Total                                           34.19%                           ($19,823,463)
                                                                                   -------------

RCN Less Physical Deterioration                                                      $38,156,831

Plus Land                                                                             $5,820,000
                                                                                      ----------

RCN Less Physical Deterioration Plus Land                                            $43,976,831

Times Feasible Overall Rate (Ro)                                                           9.25%
                                                                                           -----

Feasible Net Operating Income (NOI)                                                   $4,067,857

RCN Less Physical Deterioration                                                      $38,156,831

Divided by RCN Less Physical
 Deterioration Plus Land                                                             $43,976,831

Equals Building to Property Ratio (%)                                                     86.77%

Feasible Net Operating Income                                                         $4,067,857

Market Net Operating Income                                                           $4,187,850
                                                                                      ----------

Loss in Net Operating Income                                                          ($119,993)

Divided by Ro                                                                              9.25%

Capitalized Net Operating Income Loss                                                         $0

Multiplied by Building to Property Ratio                                                  86.77%
                                                                                          ------
Estimate of External Obsolescence                                                             $0

Rounded:                                                                                      $0

External Obsolescence Expressed as a
 Percentage of Replacement Cost New                                                        0.00%
================================================================================================

        Based on the foregoing analysis, the following chart recaps and illustrates the calculations used in arriving at the final value estimate via the Cost Approach.


C97-604                     O'Connor and Associates                     Page 107

================================================================================================
                                          COST SCHEDULE
================================================================================================
Replacement Cost New

I.  Direct Cost

    Building Cost                                                                    $46,749,450

    Built Ins                                                                         $1,193,400

    Carports                                                                            $300,000

    Fences                                                                              $500,000

    Parking/Drives/Walkways                                                           $1,037,000

    Landscaping                                                                         $750,000

    Carports                                                                          $1,140,000
                                                                                      ----------

        Total Direct Cost                                                            $51,669,850

II. Indirect Cost

    Entrepreneurial Profit                                                            $5,166,985

    Real Estate Taxes During Construction                                               $240,906

    Financing Fees                                                                      $723,378

    Appraisal and Legal Cost                                                             $50,000

    Title and Misc. Cost                                                                $129,175
                                                                                        --------

        Total Indirect Cost                                                           $6,310,444
                                                                                     -----------

TOTAL COST NEW, INCLUDING PROFIT                                                     $57,980,294

Less Depreciation From All Causes:

    Type Depreciation

    Deferred Maintenance                                      $0

    Physical Incurable Short Life                     $1,951,876

    Physical Incurable Long Life                     $17,867,952

    External Obsolescence                                     $0

    Functional Obsolescence                                   $0
                                                              --

        Total Depreciation                           $19,819,828

DEPRECIATED VALUE OF IMPROVEMENTS                                                    $38,160,466

Plus Land Value Estimate                                                              $5,820,000
                                                                                      ----------

Final Value Estimate                                                                 $43,980,466

FINAL VALUE ESTIMATE (ROUNDED)                                                       $43,980,000
================================================================================================


C97-604                     O'Connor and Associates                     Page 108

                                Sales Comparison
                                    Approach

                         SALES COMPARISON APPROACH - IMPROVED

General

In this independent approach to value, the value estimate is predicated upon prices paid in actual market transactions. The methodology involved is a process of analyzing similarly improved properties and comparing them to the subject. In some instances a comparison analysis is utilized, with adjustments being made for differences in financing, location and physical characteristics. Based on our research, investors in the market area apartment market typically rely heavily on the following methodology:

        1. Sales Price Per Unit - This denominator is obtained by dividing the sale price by the total number of units in the project.

The Harris County Deed Records were searched for recent sales of similarly improved apartment projects. Owners, property managers and other professionals active in the area were consulted as to their knowledge of current trends and conditions that prevail within the apartment market. The sale transactions considered most comparable to the subject are detailed on the following pages. (The reported and proforma operating expenses include reserves for replacements.)


C97-604                 O'Connor and Associates                         Page 109

================================================================================
                           COMPARABLE IMPROVED SALE NUMBER ONE
--------------------------------------------------------------------------------
Key Map:                               532-K

Project Name:                          Brompton Court Apartments

Location:                              7510 Brompton

Legal Description:                     18.78 acres being Brompton Court
                                       Apartments, P.W. Rose Survey, Abstract
                                       645, Houston, Harris County Texas
Grantor:                               7510 Brompton

Grantee:                               PTR Holding

Sale Price:                            $26,739,000

Sale Date:                             July 28, 1994

Recording Data:                        Film Code 500-38-0975

Financing:                             Cash to seller

Size/Acres:                            18.7800

Year Built:                            1972

Net Rentable Area (Square Feet):       692,125

Number of Units:                       794

Land to Building Ratio:                1.18

Units Per Acre:                        42.28

Average Unit Size (Square Feet):       872

Actual Occupancy:                      98%

Stabilized Occupancy:                  93%                      PSF
                                                               ----

Gross Potential Income:                $5,813,850              $8.40

Less Vacancy:                          $406,970                $0.59
                                       --------
Effective Gross Income:                $5,406,881              $7.81

Less Expenses:                         $2,941,531              $4.25
                                       ----------

Net Operating Income:                  $2,465,349              $3.56

Sales Price/SF of Building Area:       $38.63

Sales Price/Unit                       $33,676

EGIM:                                  4.95

Overall Rate (Ro):                     9.22%

Expense Ratio:                         54.40%

================================================================================


C97-604                 O'Connor and Associates                         Page 110

================================================================================
                            APARTMENT SALE NUMBER ONE
================================================================================

                                     Unit Mix
                                     --------
                  # of Units         Unit Type         Unit Size     Total Area

                      112       1 Bedroom / 1 Bath        600            67,200
                       39       1 Bedroom / 1 Bath        606            23,634
                      165       1 Bedroom / 1 Bath        698           115,170
                       29       1 Bedroom / 1 Bath        745            21,605
                      142       2 Bedroom / 2 Bath        793           112,606
                      100       2 Bedroom / 2 Bath       1,020          102,000
                       70       2 Bedroom / 2 Bath       1,051           73,570
                       51       2 Bedroom / 2 Bath       1,250           63,750
                       76       2 Bedroom / 2 Bath       1,300           98,800
                       10       2 Bedroom / 2 Bath       1,379           13,790
                      ---                                               --------
                      794                                               692,125

Project Amenities:  This project's amenities include access gates, four swimming pools, a jacuzzi, an exercise room, a clubhouse, and on-site laundry. Unit amenities include cable television access, washer/dryer connections in some units, ceiling fans, mini-blinds, and private patios/ balconies.

Utilities:  This is a separately-metered project.

================================================================================

C97-604                 O'Connor and Associates                         Page 111

================================================================================
                       COMPARABLE IMPROVED SALE NUMBER TWO
--------------------------------------------------------------------------------

Key Map:                               491-U

Project Name:                          York Townhouse Apartments

Location:                              2530 Yorktown

Legal Description:                     17.73 acres being the York Townhouse
                                       Apartments, C. Sage Survey, Abstract
                                       697, Houston, Harris County, Texas

Grantor:                               Weingarten Realty

Grantee:                               Intercapital Yorktown Ltd.

Sale Price:                            $18,000,000

Sale Date:                             August 6, 1996

Recording Data:                        Film Code 509-51-3222

Financing:                             Cash sale

Size/Acres:                            17.7300

Year Built:                            1971

Net Rentable Area (Square Feet):       480,734

Number of Units:                       564

Land to Building Ratio:                1.61

Units Per Acre:                        31.81

Average Unit Size (Square  Feet):      852

Actual Occupancy:                      93%

Stabilized Occupancy:                  93%                      PSF
                                                                ----
Gross Potential Income:                $4,038,166              $8.40

Less Vacancy:                          $282,672
                                       --------
Effective Gross Income:                $3,755,494              $7.81

Less Expenses:                         $2,043,120              $4.25
                                       ----------

Net Operating Income:                  $1,712,375              $3.56

Sales Price/SF of Building Area:       $37.44

Sales Price/Unit                       $31,915

EGIM:                                  4.79

Overall Rate (Ro):                     9.51%

Expense Ratio:                         54.40%

================================================================================


C97-604                 O'Connor and Associates                         Page 113

================================================================================
                            APARTMENT SALE NUMBER TWO
================================================================================

                                  Unit Mix
                                  --------
              # of Units         Unit Type         Unit Size      Total Area

                   62       0 Bedroom / 1 Bath        550             34,100
                  171       1 Bedroom / 1 Bath        680            116,280
                   29       1 Bedroom / 1 Bath        680             19,720
                   72       1 Bedroom / 1 Bath        750             54,000
                    4       1 Bedroom / 1 Bath        805              3,220
                   50       1 Bedroom / 1 Bath        850             42,500
                   90       2 Bedroom / 2 Bath       1,090            98,100
                    2       2 Bedroom / 2 Bath       1,115             2,230
                   44       2 Bedroom / 2 Bath       1,126            49,544
                    4       2 Bedroom / 2 Bath       1,285             5,140
                   16       3 Bedroom / 2.5 Bath     1,350            21,600
                   20       2 Bedroom / 2 Bath       1,715            34,300
                  ---       --------------------     -----           -------
                  564                                 852            480,734

Project Amenities: This project offers two swimming pools, limited access gates, clubhouse, tennis courts, an exercise room, covered parking, and laundry rooms. Unit amenities include cable television access, microwaves, some fireplaces, some washer/dryer connections, ceiling fans and miniblinds.

Utilities:  This is a separately-metered project.

================================================================================


C97-604                 O'Connor and Associates                         Page 114

                        PHOTOGRAPH OF IMPROVED SALE NUMBER TWO

================================================================================

                                [GRAPHIC OMITTED]

================================================================================


C97-604                 O'Connor and Associates                         Page 115

================================================================================
                      COMPARABLE IMPROVED SALE NUMBER THREE
--------------------------------------------------------------------------------

Key Map:                               533-N

Project Name:                          Scotland Yard Apartments

Location:                              2250 Holly Hall

Legal Description:                     Reserve A, Plaza Del Oro Section 4, P.W.
                                       Rose Survey, Abstract 645, Houston,
                                       Harris County, Texas

Grantor:                               Carlyle Real Estate LP

Grantee:                               Almo Properties LLC.

Sale Price:                            $25,515,000

Sale Date:                             October 31, 1996

Recording Data:                        Film Code 510-62-0041

Financing:                             Cash to seller

Size/Acres:                            18.0600

Year Built:                            1982

Net Rentable Area (Square Feet):       481,816

Number of Units:                       678

Land to Building Ratio:                1.63

Units Per Acre:                        37.54

Average Unit Size (Square  Feet):      711

Actual Occupancy:                      96%

Stabilized Occupancy:                  93%                      PSF
                                                               -----
Gross Potential Income:                $4,509,798              $9.36

Less Vacancy:                          $315,686
                                       --------
Effective Gross Income:                $4,194,112              $8.70

Less Expenses:                         $1,854,992              $3.85
                                       ----------
Net Operating Income:                  $2,339,120              $4.85

Sales Price/SF of Building Area:       $52.96

Sales Price/Unit                       $37,633

EGIM:                                  6.08

Overall Rate (Ro):                     9.17%

Expense Ratio:                         44.23%

================================================================================


C97-604                 O'Connor and Associates                         Page 116

================================================================================
                           APARTMENT SALE NUMBER THREE
================================================================================

                                 Unit Mix
                                 --------
             # of Units         Unit Type         Unit Size      Total Area

                 72        1 Bedroom / 1 Bath        566             40,752
                 48        1 Bedroom / 1 Bath        567             27,216
                 72        1 Bedroom / 1 Bath        622             44,784
                 72        1 Bedroom / 1 Bath        630             45,360
                 72        1 Bedroom / 1 Bath        656             47,232
                 72        1 Bedroom / 1 Bath        676             48,672
                 90        1 Bedroom / 1 Bath        706             63,540
                 32        2 Bedroom / 1 Bath        830             26,560
                  8        2 Bedroom / 1 Bath        881              7,048
                 16        2 Bedroom / 1 Bath        924             14,784
                 56        2 Bedroom / 2 Bath        892             49,952
                  8        2 Bedroom / 2 Bath        925              7,400
                 16        2 Bedroom / 2 Bath        965             15,440
                 44        2 Bedroom / 2 Bath        979             43,076
                ---        ------------------        ---             ------
                678                                  711            481,816

Project Amenities:    This project offers 6 swimming pools, limited
                      access gates, an exercise room, a clubhouse, and on-site laundry rooms. Unit amenities include free basic cable television, some washer/ dryer connections, some fireplaces, alarm systems, ceiling fans, mini-blinds and private patios and balconies.

Utilities:     This is a separately-metered project.



================================================================================

C97-604                 O'Connor and Associates                         Page 117

                       PHOTOGRAPH OF IMPROVED SALE NUMBER THREE


================================================================================

                               [GRAPHIC OMITTED]

===============================================================================


C97-604                 O'Connor and Associates                         Page 118

================================================================================
                      COMPARABLE IMPROVED SALE NUMBER FOUR
--------------------------------------------------------------------------------

Key Map:                               490-V

Project Name:                          7979 Westheimer Apartments

Location:                              7979 Westheimer

Legal Description:                     Part of Tract 2, Westover Square
                                       Apartments, A-72, J.D. Taylor Survey,
                                       Houston, Harris County, Texas

Grantor:                               Copley/Finger Venture 2

Grantee:                               EOR-Lincoln Village I Vista

Sale Price:                            $13,800,000

Sale Date:                             February 7, 1996

Recording Data:                        Film Code 507-09-1549

Financing:                             Cash sale

Size/Acres:                            15.4000

Year Built:                            1970

Net Rentable Area (Square Feet):       401,571

Number of Units:                       459

Land to Building Ratio:                1.67

Units Per Acre:                        29.81

Average Unit Size (Square  Feet):      875

Actual Occupancy:                      95%

Stabilized Occupancy:                  93%                      PSF
                                                               -----
Gross Potential Income:                $3,180,442              $7.92

Less Vacancy:                          $222,631
                                       --------
Effective Gross Income:                $2,957,811              $7.37

Less Expenses:                         $1,485,813              $3.70
                                       ----------
Net Operating Income:                  $1,471,999              $3.67

Sales Price/SF of Building Area:       $34.37

Sales Price/Unit                       $30,065

EGIM:                                  4.67

Overall Rate (Ro):                     10.67%

Expense Ratio:                         50.23%

================================================================================


C97-604                 O'Connor and Associates                         Page 119

================================================================================
                           APARTMENT SALE NUMBER FOUR
================================================================================

                             Unit Mix
                             --------
         # of Units         Unit Type         Unit Size      Total Area

             206       1 Bedroom / 1 Bath        614            126,484
              48       1 Bedroom / 1 Bath        748             35,904
              12       2 Bedroom / 1.5 Bath      914             10,968
              24       2 Bedroom / 1 Bath        923             22,152
              12       2 Bedroom / 2 Bath        928             11,136
              21       2 Bedroom / 2 Bath       1,075            22,575
             120       2 Bedroom / 2 Bath       1,212           145,440
              16       3 Bedroom / 3 Bath       1,682            26,912
             ---       ------------------       -----            ------
             459                                 875            401,571

Project Amenities:    This project offers swimming pools, limited access gates,
                      an exercise room, and on-site laundry rooms. Unit amenities include cable television access, alarms systems, some fireplaces, ceiling fans, mini-blinds and private patios/balconies.

Utilities:            This is a separately-metered project.

================================================================================


C97-604                 O'Connor and Associates                         Page 120

                     PHOTOGRAPH OF IMPROVED SALE NUMBER FOUR

================================================================================

                               [GRAPHIC OMITTED]

================================================================================


C97-604                 O'Connor and Associates                         Page 121

================================================================================
                      COMPARABLE IMPROVED SALE NUMBER FIVE
--------------------------------------------------------------------------------

Key Map:                               491-R

Project Name:                          Tree Top Apartments

Location:                              4510 Briar Hollow Place

Legal Description:                     Tracts 1 and 2, Briar Hollow Place, R/P,
                                       Houston, Harris County, Texas

Grantor:                               Fon Associates, LP

Grantee:                               KC Venture Group, LLC

Sale Price:                            $5,650,000

Sale Date:                             February 1, 1996

Recording Data:                        Film Code Not Available

Financing:                             Cash sale

Size/Acres:                            3.7600

Year Built:                            1968

Net Rentable Area (Square Feet):       131,325

Number of Units:                       179

Land to Building Ratio:                1.25

Units Per Acre:                        47.61

Average Unit Size (Square  Feet):      734

Actual Occupancy:                      91%

Stabilized Occupancy:                  93%                      PSF
                                                               ----
Gross Potential Income:                $1,260,720              $9.60

Less Vacancy:                          $88,250
                                       -------
Effective Gross Income:                $1,172,470              $8.93

Less Expenses:                         $630,360                $4.80
                                       --------
Net Operating Income:                  $542,110                $4.13

Sales Price/SF of Building Area:       $43.02

Sales Price/Unit                       $31,564

EGIM:                                  4.82

Overall Rate (Ro):                     9.59%

Expense Ratio:                         53.76%

================================================================================


C97-604                 O'Connor and Associates                         Page 122

================================================================================
                           APARTMENT SALE NUMBER FIVE
================================================================================

                              Unit Type         Unit Size

                         1 Bedroom / 1 Bath        586
                         1 Bedroom / 1 Bath        636
                         1 Bedroom / 1 Bath        663
                         1 Bedroom / 1 Bath        679
                         1 Bedroom / 1 Bath        695
                         1 Bedroom / 1 Bath        723
                         1 Bedroom / 1 Bath        756
                         2 Bedroom / 2 Bath        976
                         2 Bedroom / 2 Bath       1,027
                         ------------------       -----
                                                   734

Project Amenities:    This project offers two swimming pools, an exercise room,
                      limited access gates, covered parking, and on-site laundry room. Unit amenities include cable television, microwaves, miniblinds, and ceiling fans.

Utilities:            This is a master-metered project.

================================================================================


C97-604                 O'Connor and Associates                         Page 123

                        PHOTOGRAPH OF IMPROVED SALE NUMBER FIVE

================================================================================

                               [GRAPHIC OMITTED]

================================================================================


C97-604                 O'Connor and Associates                         Page 124

ANALYSIS OF IMPROVED SALES


==============================================================================================
                            SUMMARY OF IMPROVED SALES
----------------------------------------------------------------------------------------------
Sale                                No.       Size          Sales        Price
No.     Project Name                Units     SF NRA         Price      Per Unit       Ro
----------------------------------------------------------------------------------------------
   1    Brompton Court               794      692,125     $26,739,000    $33,676      9.22%

   2    York Townhouse               564      480,734     $18,000,000    $31,915      9.51%

   3    Scotland Yard                678      481,816     $25,515,000    $37,633      9.17%

   4    7979 Westheimer              459      401,571     $13,800,000    $30,065     10.67%

   5    Tree Top                     179      131,325      $5,650,000    $31,564      9.59%
==============================================================================================

The improved sales incorporated in this analysis occurred between July 1994 and October 1996. We were unable to confirm any sales of properties of similar age and size in the subject's market area which occurred in 1997. All of the sales are of older properties (constructed between 1968 and 1982) similar to the subject property. Data on each of the sales, including sales price and income and expense data, was confirmed with sources considered to be reliable.

The subject property contains master-metered units. Sale 5 is a master-metered project while Sales 1 through 4 are separately-metered. As discussed later in the income approach section of this report, in and around the subject's market area there is little difference between the market rental rates for separately versus master metered properties. Although these sales are not as close in proximity to the subject as the ensuing comparable rental properties, it is evident through analyzing the overall rates and EGIMs that investors, in this area, are not showing preference for one metering over another. The reasoning for this, based on the sales analysis, lies in the average net

C97-604                 O'Connor and Associates                         Page 125
operating income per square foot and overall expense ratios. In short, cash flows are indicated to be more of a concern to investors than the metering type.

Based on our analysis of this data and other pertinent information obtained in my research, the following is a discussion of the factors which were found to exhibit significant influence on property values in this market.


C97-604                 O'Connor and Associates                         Page 126

FACTORS TO BE CONSIDERED AND SUMMARY OF ADJUSTMENTS

Property Rights Conveyed

The comparable sales were subject to short term leases, typically six months. The fee simple estate for the subject property is the interest appraised. Area apartment investors do not differentiate between the leased fee estate and the fee simple estate for apartments subject to short term leases. Further, buyers and sellers contacted when confirming sales indicated they recognized no difference between the leased fee estate and the fee simple estate. Therefore, no adjustment was necessary for this item.


Terms of Financing

The transaction price of one property may differ from that of an identical property due to different financing arrangements. For example, the purchaser of a comparable property may have assumed an existing mortgage at a favorable interest rate. In another case, a seller may have arranged a buydown, paying cash to the lender so that a mortgage with a below-market interest rate could be offered. Interest rates at above-market levels often result in lower sales prices. All sales were cash or considered cash equivalent; thus an adjustment for this item was not necessary.


C97-604                 O'Connor and Associates                         Page 127

Conditions of Sale

This adjustment reflects the motivations of the buyer and seller, i.e., assemblage, distress sale, reduced prices from family purchase and purchase by adjacent land owners. All of the sales are considered to represent arms-length market sales, and no price differences are noted which are attributable to conditions of sale. Therefore, no adjustments are applied to the sales for this factor.

Market Conditions

Adjustments are often necessary to correct for changes in value over time due to market factors such as supply and demand, and economic factors such as inflation. Discussions with apartment brokers have indicated that values declined during 1982-1988, but have since increased. However, prices have been relatively stable for this market since about early 1994 and, despite rental increases, have not demonstrated quantifiable value increases. Therefore, no market adjustments were justified for the transactions used in this analysis.


C97-604                 O'Connor and Associates                         Page 128

Location

Adjustments occur when the comparable sale is located in an area that is either more or less desirable than the subject, in relationship to absorption and new construction starts. Also, surrounding development and property use trends are given consideration. All sales are considered to have similar locations when compared to the subject with regard to access, visibility, surrounding development, and property use trends. Consequently, no location adjustments are considered necessary for these sales.

Quality/Appeal

Quality adjustments are warranted when the construction quality of the comparable sales (including the level of amenities offered) are either inferior or superior to the subject property and the "curb appeal" of the comparable sales differ from the subject property. Overall, the subject property is superior in quality and appeal to Sales 2 and 4 and reasonably similar to Sales 1, 3 and 5. Sales 2 and 4 were adjusted upward 5% for inferior quality/appeal in comparison to the subject.


C97-604                 O'Connor and Associates                         Page 129

Age/Condition

This factor adjusts for differences due to incurable physical deterioration. Newer properties, when compared to the subject property, have accrued less physical incurable deterioration, while older properties have accrued more incurable physical deterioration. Discussions with brokers indicated that a property's physical condition is of utmost importance with investors. A property may recapture some of its incurable physical deterioration if it has been renovated, thus altering its effective age. Properties that are inferior in this respect receive upward adjustments, while properties that are superior receive downward adjustments. The subject property was constructed in 1967-70, appears to be well-maintained, and is considered to be in good condition with an effective age of 17 years. The sales were all built between 1968 and 1982. With the exception of Sale 3, all of the sales are reasonably similar to the subject in age and condition and warranted no adjustments. Sale 3, however, was constructed in 1982 and is considered to have a superior effective age compared to the subject. This sales was adjusted downward 10% for this superior feature.

Average Unit Size

Generally, projects with a larger average unit size are found to bring a higher per unit price than projects with smaller average unit size. The assumption is that larger units cost more, and generally lease for more on a per unit basis. The subject property has an average unit size of +/-896 SF. Sales 3 through 5 have smaller average unit sizes in


C97-604                 O'Connor and Associates                         Page 130
comparison to the subject property. Thus, upward adjustments of 5% each were applied to Sales 3 through 5 for this factor. Sales 1 and 2 are similar to the subject in average unit size and were not adjusted.

Project Size

This would reflect market differences for projects with a varying number of units. According to area apartment investors, they are relatively indifferent with respect to project size for properties over 100 units. The subject property contains 1,326 units, more than any of the sales. However, insufficient data was available to substantiate any difference in price per unit due to a larger number of units. Sale 1 contains the most units and has a price per unit near the middle of the range. Sale 5 has the least number of units and has a price per unit near the bottom of the range. Consequently, as no definitive evidence was present which would indicate an adjustment to price for a large number of units, no adjustment was applied to the sales.

The grid on the following page details our adjustment process for the comparable sales.


C97-604                 O'Connor and Associates                         Page 131

=========================================================================================
                         Improved Sales Adjustment Grid
=========================================================================================
                                   1           2           3          4           5
-----------------------------------------------------------------------------------------
Sales Price Per Unit            $33,676     $31,915     $37,633    $30,065     $31,564
-----------------------------------------------------------------------------------------
Property Rights Conveyed          0%          0%          0%         0%           0%
-----------------------------------------------------------------------------------------
Terms of Financing                0%          0%          0%         0%           0%
-----------------------------------------------------------------------------------------
Condition of Sale                 0%          0%          0%         0%           0%
-----------------------------------------------------------------------------------------
Market Condition                  0%          0%          0%         0%           0%
-----------------------------------------------------------------------------------------
Adjusted Price Per Unit         $33,676     $31,915     $37,633    $30,065     $31,564
-----------------------------------------------------------------------------------------
Location                          0%          0%          0%         0%           0%
-----------------------------------------------------------------------------------------
Quality/Appeal                    0%          5%          0%         5%           0%
-----------------------------------------------------------------------------------------
Age/Condition                     0%          0%         -10%        0%           0%
-----------------------------------------------------------------------------------------
Average Unit Size                 0%          0%          5%         5%           5%
-----------------------------------------------------------------------------------------
Project Size                      0%          0%          0%         0%           0%
=========================================================================================
Overall Adjustment (%)            0%          5%          -5%        10%          5%
=========================================================================================
Indicated Value Per Unit        $33,676     $33,511     $35,751    $33,072     $33,142
=========================================================================================

--------------------------------------------------------------------------------
               SUMMARY OF INDICATED VALUES AFTER ADJUSTMENTS
--------------------------------------------------------------------------------
                   Indicated Value Range:   $33,072       to       $35,751

                  Median Indicated Value:   $34,412

                    Mean Indicated Value:   $33,830

                         Estimated Value:   $34,200
================================================================================


C97-604                 O'Connor and Associates                         Page 132

VALUE ESTIMATE - SALES COMPARISON APPROACH - IMPROVED

After adjustment, the sales indicate values ranging from $33,072 to $35,751 per unit. The mean indicated value is $33,830 per unit and the median value is $34,412 per unit. The overall value of the subject property is considered to be near the mean and median indicated values. Thus, we have concluded that the subject property has an indicated value of $34,200 per unit. The total value indication for the subject property is estimated as follows:

================================================================================
                    "AS IS" VALUE ESTIMATE - PER UNIT METHOD
================================================================================

Number of Units                                                          1,326

Multiply by indicated Value Per Unit                                   $34,200
                                                                       -------
Indicated "As Is" Value                                            $45,349,200

Rounded                                                            $45,350,000
================================================================================


C97-604                 O'Connor and Associates                         Page 133

                                 Income Approach

                         INCOME CAPITALIZATION APPROACH

The Income Approach to value is predicated on the assumption that there is a definite relationship between the amount of income a property will earn and its value. The theory of the Income Approach is that the value of a property is the present worth of the net income it will produce during its remaining economic or productive life. An investor generally would not be justified in paying more for an investment property (versus speculation) than the value that the net earning power will support based on an appropriate capitalization of the net income. In conformity with the principle of substitution, a prudent investor will not pay more for the right to receive income from a specified property than he would have to pay for another available investment which would produce income stream of similar quantity and quality.

The first step in the Income Approach is to estimate the gross income of the property which is the total income produced by the property if 100 percent occupied in its current highest and best use. To arrive at this figure an estimate is made of the "market" rent for the particular property being appraised. Market rent is that rent which is established from the market. Estimated gross annual income is not necessarily past or current annual income or existing rental rates or contract rental. The appraiser must determine current market rent and compare it with a property's existing rental, leases, tenant's ability to pay and competitive or comparative space.


C97-604                   O'Connor and Associates                       Page 134

Current economic, social, and political trends likely to affect the property or rentals must be considered, all in order to arrive at probable future earnings. In other words, past and present income are useful and significant only as an indication in determining expected future income. The income must be considered and weighted as to the expected quantity, quality and durability. The factors affecting the quantity of income have been mentioned above. A charge for potential loss from vacancy and/or collection problems typically must be considered in arriving at estimated effective annual income. The quality and durability of income are also weighted in the selection of the proper interest and capitalization rates and method of converting net income to value.

The next step in the Income Approach is the estimate of expenses to be deducted from the effective annual income to arrive at estimated net income (before depreciation). As in analyzing the income, the historical and present expenses are used only as a tool to arrive at the probable future expenses. Operating and maintenance expenses of similar properties as well as trends in expenses must be considered.

The final step in the approach is to establish the technique for conversion of income to value which is done by establishing a holding period, identifying all future cash flows, their patterns and relationships to present, selecting an appropriate interest (discount) rate and capitalization rate for conversion of future benefits to value by discounting each future annual benefit to present value.


C97-604                   O'Connor and Associates                       Page 135

The most important consideration is the risk and comparable rates on other real estate properties and alternative investments which investors are willing to accept. Therefore, in the valuation of the subject property by the Income Approach, the following procedures were followed in order to estimate the value of the property being appraised:

Estimate Market Rent:

Based on an analysis of similar projects with similar location, amenity and environmental characteristics.

Estimate Total Gross Income Potential:

Based on estimated market rents supported in the market, plus any ancillary income.

Estimate Vacancy and Rent Loss:

Based on present occupancy trends for competing properties with similar location, amenity and environmental influences.

Estimate Annual Operating Expenses:

These costs were based on an analysis of expenses typical of the industry for similar projects.

Capitalization of Net Income:

Based on capitalization rates typical of the current market (i.e., based on the overall capitalization rates of recent sales of comparable properties).

The Income Approach to value provides a good estimate when income and expenses can be reasonably determined in addition to interest and recapture rates. It applies most reliably when the property is an investment type, when the investor is purchasing for the income rather than speculation, where the highest and best use is stable rather than speculative, and where the highest and best use does not involve an area or property that is in a state of transition.


C97-604                   O'Connor and Associates                       Page 136

Since the subject property improvements are considered an acceptable use as improved, and since they are operating at (or above) stabilized rent and occupancy levels, a direct capitalization approach will be utilized in estimating the value of the stabilized income stream. Additionally, we have included a discounted cash flow analysis utilizing a 10- year projection.

Following are detailed sheets of rent comparables within the vicinity of the subject, utilized in estimating market rent. Their size, lease rates, and amenities support the viability of the cash flow we have projected for the holding period. As the subject property contains master-metered units, rentals of this type of apartment in the area are included in the following pages.

C97-604                   O'Connor and Associates                       Page 137

==============================================================================================
APARTMENT RENTAL COMPARABLE NUMBER ONE
==============================================================================================
Key Map:                        531-R

Name:                           Meyer Grove Plaza Apartments

Location:                       4605 North Braeswood Boulevard

Year Built:                     1972        (Renovated 1984)

Construction:                   Two-story, wood frame, brick veneer, pitched shingle roofs

Date Surveyed:                  August 1997

Contact:                        Management Office 713-666-6262

Total No. of Units:             226

Avg. Unit Size (SF):            902

Avg. Mo. Rent (PSF):            $0.77

Occupancy:                      86%

          Units      Type        Size (SF)    Monthly Rent     Rent PSF   Pot. Rent   Tot. SF
          -----     ------       ---------    ------------     --------   ---------   --------
              4   0 BR, 1 BA           420            $450        $1.07      $1,800      1,680
             14   1 BR, 1 BA           665            $550        $0.83      $7,700      9,310
             20   1 BR, 1 BA           680            $610        $0.90     $12,200     13,600
             70   1 BR, 1 BA           772            $610        $0.79     $42,700     54,040
             12   2 BR, 1 BA           845            $680        $0.80      $8,160     10,140
             12   2 BR, 1 BA           908            $680        $0.75      $8,160     10,896
              8   2 BR, 1 BA           928            $680        $0.73      $5,440      7,424
             67   2 BR, 2 BA         1,075            $810        $0.75     $54,270     72,025
              2   2 BR, 2 BA         1,113            $810        $0.73      $1,620      2,226
              8   3 BR, 2 BA         1,173            $900        $0.77      $7,200      9,384
              8   3 BR, 2 BA         1,400            $930        $0.66      $7,440     11,200
              1   3 BR, 2 BA         1,900          $1,100        $0.58      $1,100      1,900
              -                      -----          ------        -----      ------      -----
            226                        902            $698        $0.77    $157,790    203,825

==============================================================================================


C97-604                   O'Connor and Associates                       Page 138

================================================================================
RENT COMPARABLE NUMBER ONE: AMENITIES, FEATURES, COMMENTS
================================================================================

              Recreation                                Unit Features
              ----------                                -------------
      3       Pools                             X       W/D Connections
              Hot Tub                                   W/D in Unit
              Sauna                                     Fireplaces
              Gazebo                                    Wet Bars
              Club House                        X       Ceiling Fans
              Weight/Recreation Room                    Self Cleaning Ovens
              Playground                        X       Frost Free Refrigerators
              Picnic Areas                      X       Mini Blinds
                                                X       Smoke Alarms
              Security                          X       Private Patios/Balconies
              --------
              Access Gates
      X       Unit Alarms                               Project
              Courtesy Patrols                          -------
                                                X       Covered Parking
              Utilities                                 Storage
              ---------                         X       On-Site Laundry
      X       Master Metered
              Individual Metered
      X       Cable TV

================================================================================


C97-604                   O'Connor and Associates                       Page 139

                        PHOTOGRAPH OF RENT COMPARABLE ONE

================================================================================

                               [GRAPHIC OMITTED]

================================================================================


C97-604                   O'Connor and Associates                       Page 140

==============================================================================================
APARTMENT RENTAL COMPARABLE NUMBER TWO
==============================================================================================
Key Map:                        531-P

Name:                           Governor's House Apartments

Location:                       8850 Chimney Rock

Year Built:                     1965

Construction:                   2-story, wood frame, brick exterior, pitched and
                                flat built-up roofs

Date Surveyed:                  August 1997

Contact:                        Management Office - 713-666-2904

Total No. of Units:             218

Avg. Unit Size (SF):            803

Avg. Mo. Rent (PSF):            $0.71

Occupancy:                      99%

          Units      Type        Size (SF)    Monthly Rent    Rent PSF   Pot. Rent    Tot. SF
          -----     ------       ---------    ------------    --------   ---------    --------
             44   1 BR, 1 BA           668            $500       $0.75     $22,000      29,392
             44   1 BR, 1 BA           697            $510       $0.73     $22,440      30,668
             51   2 BR, 1 BA           862            $600       $0.70     $30,600      43,962
             51   2 BR, 1 BA           864            $585       $0.68     $29,835      44,064
             28   2 BR, 2 BA           960            $680       $0.71     $19,040      26,880
             --                        ---            ----       -----     -------      ------
            218                        803            $568       $0.71    $123,915     174,966

==============================================================================================


C97-604                   O'Connor and Associates                       Page 141

================================================================================
RENT COMPARABLE NUMBER TWO: AMENITIES, FEATURES, COMMENTS
================================================================================

              Recreation                                Unit Features
              ----------                                -------------
      2       Pools                                     W/D Connections
              Hot Tub                                   W/D in Unit
              Sauna                                     Fireplaces
              Gazebo                                    Wet Bars
      X       Club House                                Ceiling Fans
              Weight/Recreation Room                    Self Cleaning Ovens
              Playground                        X       Frost Free Refrigerators
              Picnic Areas                      X       Mini Blinds
              Tennis Courts                     X       Smoke Alarms
                                                X       Private Patios/Balconies
              Security
              --------
              Access Gates
      X       Unit Alarms                               Project
              Courtesy Patrols                          -------
                                                X       Covered Parking
              Utilities                                 Storage
              ---------                         X       On-Site Laundry
      X       Master Metered
              Individual Metered
      X       Cable TV

================================================================================


C97-604                   O'Connor and Associates                       Page 142

==============================================================================================
APARTMENT RENTAL COMPARABLE NUMBER THREE
==============================================================================================
Key Map:                        531-P

Name:                           British Inn Apartments

Location:                       8900 Chimney Rock

Year Built:                     1966

Construction:                   Two-story, wood frame, brick and wood veneer,
                                pitched roofs

Date Surveyed:                  August 1997

Contact:                        Management Office - 713-666-2904

Total No. of Units:             246

Avg. Unit Size (SF):            717

Avg. Mo. Rent (PSF):            $0.71

Occupancy:                      99%

          Units      Type        Size (SF)    Monthly Rent    Rent PSF   Pot. Rent    Tot. SF
          -----     ------       ---------    ------------    --------   ---------    --------
            164   1 BR, 1 BA           640            $470       $0.73     $77,080     104,960
              6   1 BR, 1 BA           704            $510       $0.72      $3,060       4,224
             60   2 BR, 1 BA           864            $585       $0.68     $35,100      51,840
             16   2 BR, 2 BA           960            $660       $0.69     $10,560      15,360
             --                        ---            ----       -----     -------      ------
            246                        717            $511       $0.71    $125,800     176,384
==============================================================================================


C97-604                   O'Connor and Associates                       Page 144

================================================================================
RENT COMPARABLE NUMBER THREE: AMENITIES, FEATURES, COMMENTS
================================================================================

              Recreation                                Unit Features
              ----------                                -------------
      2       Pools                                     W/D Connections
              Hot Tub                                   W/D in Unit
              Sauna                                     Fireplaces
              Gazebo                                    Wet Bars
      X       Club House                        X       Ceiling Fans
              Weight/Recreation Room                    Self Cleaning Ovens
              Playground                        X       Frost Free Refrigerators
              Picnic Areas                      X       Mini Blinds
                                                X       Smoke Alarms
              Security                          X       Private Patios/Balconies
              --------
              Access Gates
      X       Unit Alarms                               Project
              Courtesy Patrols                          -------
                                                X       Covered Parking
                                                        Storage
              Utilities                         X       On-Site Laundry
              ---------
      X       Master Metered
              Individual Metered
      X       Cable TV

================================================================================


C97-604                   O'Connor and Associates                       Page 145


==============================================================================================
APARTMENT RENTAL COMPARABLE NUMBER FOUR
==============================================================================================
Key Map:                        531-P

Name:                           Hampton House Apartments

Location:                       8950 Chimney Rock

Year Built:                     1967

Construction:                   Two-story, wood frame, brick veneer, pitched
                                roofs

Date Surveyed:                  August 1997

Contact:                        Management Office - 713-666-2904

Total No. of Units:             250

Avg. Unit Size (SF):            660

Avg. Mo. Rent (PSF):            $0.73

Occupancy:                      99%

          Units      Type        Size (SF)    Monthly Rent    Rent PSF   Pot. Rent    Tot. SF
          -----     ------       ---------    ------------    --------   ---------    -------
             44   1 BR, 1 BA           600            $450       $0.75     $19,800      26,400
            156   1 BR, 1 BA           630            $460       $0.73     $71,760      98,280
              2   1 BR, 1 BA           677            $480       $0.71        $960       1,354
             48   2 BR, 1 BA           810            $570       $0.70     $27,360      38,880
             --                        ---            ----       -----     -------      ------
            250                        660            $480       $0.73    $119,880     164,914

==============================================================================================


C97-604                   O'Connor and Associates                       Page 147

================================================================================
RENT COMPARABLE NUMBER FOUR: AMENITIES, FEATURES, COMMENTS
================================================================================

              Recreation                                Unit Features
              ----------                                -------------
      2       Pools                                     W/D Connections
              Hot Tub                                   W/D in Unit
              Sauna                                     Fireplaces
              Gazebo                                    Wet Bars
              Club House                                Ceiling Fans
              Exercise Room                             Self Cleaning Ovens
              Playground                        X       Frost Free Refrigerators
              Picnic Areas                      X       Mini Blinds
              Tennis Courts                     X       Smoke Alarms
                                                        Private Patios/Balconies
              Security
              --------
              Access Gates
      X       Unit Alarms                               Project
              Courtesy Patrols                          -------
                                                X       Covered Parking
                                                        Storage
              Utilities                         X       On-Site Laundry
              ---------
      X       Master Metered
              Individual Metered
      X       Cable TV

================================================================================


C97-604                   O'Connor and Associates                       Page 148


===========================================================================================
APARTMENT RENTAL COMPARABLE NUMBER FIVE
===========================================================================================
Key Map:                   531-R

Name:                      Meyer Oaks Apartments

Location:                  4600 Beechnut

Year Built:                1966        (Substantially renovated in 1984)

Construction:              2-story, wood frame, brick and wood veneer, pitched
                           roofs

Date Surveyed:             August 1997

Contact:                   Management Office - 713-668-6555

Total No. of Units:        152

Avg. Unit Size (SF):       903

Avg. Mo. Rent (PSF):       $0.76

Occupancy:                 93%

     Units       Type      Size (SF)      Monthly Rent     Rent PSF    Pot. Rent   Tot. SF
     -----      ------     ---------     -------------     --------    ---------   --------
        16    1 BR, 1 BA           660            $550        $0.83       $8,800     10,560
        56    1 BR, 1 BA           781            $610        $0.78      $34,160     43,736
         6    1 BR, 1 BA           800            $610        $0.76       $3,660      4,800
        12    2 BR, 1 BA           908            $680        $0.75       $8,160     10,896
         8    2 BR, 1 BA           960            $680        $0.71       $5,440      7,680
         4    2 BR, 2 BA           980            $610        $0.62       $2,440      3,920
        20    2 BR, 2 BA         1,065            $810        $0.76      $16,200     21,300
        12    2 BR, 2 BA         1,100            $810        $0.74       $9,720     13,200
         6    2 BR, 2 BA         1,100            $810        $0.74       $4,860      6,600
         6    2 BR, 2 BA         1,150            $810        $0.70       $4,860      6,900
         4    3 BR, 2 BA         1,200            $930        $0.78       $3,720      4,800
         2    3 BR, 2 BA         1,420          $1,100        $0.77       $2,200      2,840
         -                       -----          ------        -----       ------      -----
       152                         903            $686        $0.76     $104,220    137,232

===========================================================================================


C97-604                   O'Connor and Associates                       Page 150

================================================================================
RENT COMPARABLE NUMBER FIVE: AMENITIES, FEATURES, COMMENTS
================================================================================

          Recreation                                Unit Features
          ----------                                -------------
  3       Pools                                     W/D Connections
          Hot Tub                                   W/D in Unit
          Sauna                                     Fireplaces
          Gazebo                                    Wet Bars
          Club House                        X       Ceiling Fans
          Weight/Recreation Room                    Self Cleaning Ovens
          Playground                        X       Frost Free Refrigerators,
                                                    with icemaker
          Picnic Areas                      X       Mini Blinds
                                            X       Smoke Alarms
          Security                          X       Private Patios/Balconies
          --------
          Access Gates
  X       Unit Alarms                               Project
          Courtesy Patrols                          -------
                                            X       Covered Parking
          Utilities                                 Storage
          ---------                         X       On-Site Laundry
  X       Master Metered
          Individual Metered
  X       Cable TV

================================================================================


C97-604                   O'Connor and Associates                       Page 151

                          PHOTOGRAPH OF RENT COMPARABLE FIVE

================================================================================

                               [GRAPHIC OMITTED)

================================================================================


C97-604                   O'Connor and Associates                       Page 152

ESTIMATE OF MARKET RENT

Summary and Analysis of Rent Comparables

In order to estimate market rent for the subject, it was necessary to examine and analyze current rents from projects with which the subject will be in competition. All of the projects surveyed are in the immediate area of the subject, and are considered representative of the subject's competition within this market area. The following chart summarizes the rent comparables:

==============================================================================================
                           SUMMARY OF RENT COMPARABLES
==============================================================================================
                                         No.       Total     Avg. Unit               Avg. Mo
  No.    Project Name                   Units     SF NRA      Size SF      Occ.     Rent PSF
----------------------------------------------------------------------------------------------
   1     Meyer Grove Plaza Apartments       226     203,825     902        97%        $0.77
----------------------------------------------------------------------------------------------
   2     Governor's House Apartments        218     174,966     803        99%        $0.71
----------------------------------------------------------------------------------------------
   3     British Inn Apartments             246     176,384     717        99%        $0.71
----------------------------------------------------------------------------------------------
   4     Hampton House Apartments           250     164,914     660        99%        $0.73
----------------------------------------------------------------------------------------------
   5     Meyer Oaks Apartments              152     137,232     903        98%        $0.76
==============================================================================================

The comparable apartment projects surveyed range in size from 152 units to 250 units, with average rents ranging from $0.70 PSF/month to $0.77 PSF/month for master-metered projects. The average unit sizes range from 660 square feet to 903 square feet. The subject property has an average unit size of +/-896 square feet.

All of the rentals are considered direct competitors for the subject property. The subject and the comparable rentals are considered to be Class "B" properties, all of reasonably comparable age, curb appeal, and tenant mixes. All of these properties have similar tenant mixes, being of no particular employer concentration with the many of the tenants


C97-604                   O'Connor and Associates                       Page 153
working in the Galleria area or at the medical center. The subject property is considered superior to all of the comparable rentals in level of amenities. In addition to the amenities found at the majority of the competition such as pools, access gates, cable TV availability, ceiling fans, covered parking, private balcony\patio, and laundry facilities, the subject property offers a large clubhouse with an activities director, mini-theatre, games night, etc.

Each of the projects surveyed was inspected and the reported rents analyzed in an effort to determine prevalent trends and tenant preferences. Factors considered to exhibit significant influence on rent levels in this market are discussed as follows:

    Location: Generally the multifamily projects located along or in close proximity to major roadways were found to receive higher unit rents than those situated along lesser secondary roads. Ease of access appears to be a major tenant concern.

    Project Style/Design: Conversations with owners and on-site managers indicate that "curb appeal" is a major marketing feature. Although all of the projects included in our survey are garden style developments, differences in building design, site layout and landscaped areas are judged to influence potential tenants.


C97-604                   O'Connor and Associates                       Page 154

    Age/Condition: Tenant motivation in regard to these factors are often directed at the attractiveness of a project. As a result newer projects, which have experienced less deterioration due to time, tend to bring a higher rent level than older projects. It should be noted, however, that the influence of age can be mitigated somewhat by long term maintenance and/or renovation. Therefore, while age is an important factor, it is our opinion that tenants place greater emphasis on condition.

    Project Amenities: The amenities offered by the various projects surveyed varied. Swimming pools, laundry rooms and adequate parking are considered to be typical for this market. Projects offering more amenities generally utilize them as incentives in their marketing program and generally have higher rent levels. Examples of these type amenities include additional recreational features, fitness/weight rooms, covered carport parking and clubhouses.

    Unit Size/Type: The square footage of the individual units was found to generate some influence on per unit rent levels in this market, due primarily to the economy of size (higher per unit rent; lower per square foot rent). However, it was generally found that tenants appear to place greater emphasis on the type of unit (number of bedrooms and baths). One, two, and three bedrooms are typical throughout the market. Typically the greater the number of bedrooms, the higher the per unit rent.


C97-604                   O'Connor and Associates                       Page 155

    Unit Amenities: Unit finish was found to have significant influence on rent levels. Generally projects offering modern kitchen packages, energy efficient items (ceiling fans, etc.), fireplaces, and washer dryer connections can realize higher rent levels than those with lesser finish. Cable television service is often used as a promotional marketing tool, although we could not quantify a direct positive influence of this factor in regard to rent levels.

    Utilities: The subject property contains master-metered (for electricity) units.

    In consideration of these factors, a comparison of each of the subject unit types was made to comparable units in the apartment projects surveyed. This analysis was useful in arriving at an estimate of monthly market rent for each unit type. In June, 1997, street rents at the subject property were increased. Given the subject's 99% occupancy (leased), level of amenities offered, and strong occupancies at comparable properties, an increase in rents for new tenants is considered justified and sustainable. The procedure used in this analysis is illustrated on the following pages.


C97-604                   O'Connor and Associates                       Page 156

SUBJECT - Small 1BR/1BA Units (670 square feet)

The subject has 320 one bedroom/ one bath units, containing 670 square feet. The following is a recap of the units from the comparables considered most similar to the subject units:

================================================================================
                  SUMMARY OF SMALL ONE BEDROOM RENT COMPARABLES
================================================================================
  Comparable  Unit Size(SF)   Monthly Rent     Monthly Rent Per Square Foot
--------------------------------------------------------------------------------
       1        665              $550                   $0.83
 -------------------------------------------------------------------------------
       2        668              $500                   $0.75
 -------------------------------------------------------------------------------
       3        640              $470                   $0.73
 -------------------------------------------------------------------------------
       4        677              $480                   $0.71
 -------------------------------------------------------------------------------
       5        660              $550                   $0.83
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
   Subject     670           $550 - $570           $0.82 - $0.85
================================================================================

The current asking rental rate for the subject property is within the upper end of the range indicated by its competitors. These subject units range from $550 to $570, depending on location within the property. However, as previously indicated, the subject property offers an amenity package which is superior to the comparable rentals. Therefore, a rental rate on the upper end of the range appears reasonable. Based on a review of the most recent actual leases at the subject property (see rent roll in addenda), actual rent range from $495 to $595, with an average rent of +/-$535 per month being achieved. The most recent lease signings have been between $565 and $570 per month. Based upon a comparison to the above comparable rentals, with consideration given for age, location, appeal, condition and amenities, $565 per month ($0.84 per square foot) for the market rent of the 670 square foot unit appears appropriate and has been utilized in our analysis.


C97-604                   O'Connor and Associates                       Page 157

SUBJECT - Large 1BR/1BA Units (756 - 798 square feet)

The subject contains 84 units containing 756 square feet and 37 units containing 798 square feet. The following is a recap of the units from the comparables considered most similar to the subject units:

================================================================================
                      SUMMARY OF LARGE 1BR/1BA COMPARABLES
================================================================================
  Comparable   Unit Size (SF)     Monthly Rent      Monthly Rent Per Square Foot
 -------------------------------------------------------------------------------
       1            772               $610                    $0.79
 -------------------------------------------------------------------------------
       2            697               $510                    $0.73
 -------------------------------------------------------------------------------
       3            704               $510                    $0.72
 -------------------------------------------------------------------------------
       4            677               $480                    $0.71
 -------------------------------------------------------------------------------
       5            781               $610                    $0.78
 -------------------------------------------------------------------------------
       5            800               $610                    $0.76
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
    Subject         756            $595 - $615            $0.79 - $0.81
 -------------------------------------------------------------------------------
    Subject         798               $630                    $0.79
================================================================================

The current asking rental rates for the subject units are on the upper end of the rental range. Based on location within the subject, rates range from $595 to $615 for the 756 square foot unit. However, as previously indicated, the subject property offers an amenity package which is superior to the comparable rentals. Therefore, a rental rate on the upper end of the range appears reasonable. Based on a review of the most recent actual leases at the subject property (see rent roll in addenda), rents of $545 - $605 per month are being achieved on the 756 SF units (most recent near $595), and $535 - $620 on the 798 SF units (average of $610). Based upon a comparison to the above comparable rental units, with consideration given for unit size, age, location, appeal, condition and amenities, $595 per month ($0.79 PSF) market rent for the 756 SF units, and $610 per month ($0.76 PSF) market rent for the 798 SF units appear appropriate and have been utilized in our analysis.


C97-604                   O'Connor and Associates                       Page 158

SUBJECT - 2BR/1BA Units (850 - 936 square feet)

The subject has 183 units containing 850 square feet, 100 units containing 900 square feet, 120 units containing 930 square feet, 20 units containing 936 square feet, and 60 units containing 942 square feet. The following is a recap of the units from the comparables considered most similar to the subject units:

================================================================================
                      SUMMARY OF SMALL 2BR/1BA COMPARABLES
================================================================================
  Comparable    Unit Size (SF)      Monthly Rent    Monthly Rent Per Square Foot
--------------------------------------------------------------------------------
       1              845               $680                  $0.80
--------------------------------------------------------------------------------
       1              908               $680                  $0.75
--------------------------------------------------------------------------------
       1              928               $680                  $0.73
--------------------------------------------------------------------------------
       2              862               $600                  $0.70
--------------------------------------------------------------------------------
       2              864               $585                  $0.68
--------------------------------------------------------------------------------
       3              864               $585                  $0.68
--------------------------------------------------------------------------------
       4              810               $570                  $0.70
--------------------------------------------------------------------------------
       5              908               $680                  $0.75
--------------------------------------------------------------------------------
       5              960               $680                  $0.71
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Subject           850               $630                  $0.74
--------------------------------------------------------------------------------
    Subject           900               $685                  $0.76
--------------------------------------------------------------------------------
    Subject           930               $680                  $0.73
--------------------------------------------------------------------------------
    Subject           936               $680                  $0.73
--------------------------------------------------------------------------------
    Subject           942               $680                  $0.72
================================================================================

The above 942 SF unit is a 2BR/1.3 BA floorplan

The current asking rental rates for the subject units are on the upper end of the rental range. As before, rental rates vary depending on unit location, with a premium location adding up to $25 per month. However, as previously indicated, the subject property offers an amenity package which is superior to the comparable rentals. Therefore, a rental rate on the upper end of the range appears reasonable. Based on a review of the


C97-604                   O'Connor and Associates                       Page 159
most recent actual leases at the subject property (see rent roll in addenda), rents of $580 - $710 per month for the 850 SF units (average of $600), $600 - $675 per month for the 900 SF units (average of $635), $600 - $695 per month for the 930 SF units (average of $655), $620 - $695 per month for the 936 SF units (average of $655), and $635 - $705 per month for the 942 SF units (average of $660) are being achieved. Based upon a comparison to the above comparable rentals, with consideration given for age, location, appeal, condition and amenities, $620 per month ($0.73 per square foot) for the market rent of the 850 SF units, $645 per month ($0.72 per square foot) for the market rent of the 900 SF units, $670 per month ($0.72 per square foot) for the market rent of the 930 SF units, $660 per month ($0.71 per square foot) for the market rent of the 936 SF units, and $665 per month ($0.71 per square foot) market rent for the 942 SF units appear appropriate and have been utilized in our analysis.


C97-604                   O'Connor and Associates                       Page 160

SUBJECT - Small 2BR/2BA Units (1,050 - 1,120 square feet)

The subject has 110 units containing 1,050 square feet, 66 units containing 1,054 square feet, 92 units containing 1,066 square feet, and 22 units containing 1,120 square feet. The following is a recap of the units from the comparables considered most similar to the subject units:

================================================================================
                         SUMMARY OF 2BR/2BA COMPARABLES
================================================================================
  Comparable    Unit Size (SF)     Monthly Rent    Monthly Rent Per Square Foot
--------------------------------------------------------------------------------
       1             1,075             $810                  $0.75
--------------------------------------------------------------------------------
       1             1,113             $810                  $0.73
--------------------------------------------------------------------------------
       2              960              $680                  $0.71
--------------------------------------------------------------------------------
       3              960              $660                  $0.69
--------------------------------------------------------------------------------
       5             1,065             $810                  $0.76
--------------------------------------------------------------------------------
       5             1,100             $810                  $0.74
--------------------------------------------------------------------------------
       5             1,150             $810                  $0.70
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Subject          1050              $780                  $0.74
--------------------------------------------------------------------------------
    Subject          1054              $760                  $0.72
--------------------------------------------------------------------------------
    Subject          1066              $780                  $0.73
--------------------------------------------------------------------------------
    Subject          1,120             $860                  $0.77
================================================================================

The current asking rental rates for the subject units are on the upper end of the rental range. As before, rental rates vary depending on unit location, with a premium location adding up to $25 per month. However, as previously indicated, the subject property offers an amenity package which is superior to the comparable rentals. Therefore, a rental rate on the upper end of the range appears reasonable. Based on a review of the most recent actual leases at the subject property (see rent roll in addenda), rents of $685


C97-604                   O'Connor and Associates                       Page 161

- $795 per month for the 1,050 SF units (average $740), $670 - $750 per month for the 1,054 SF units (average $695), $670 - $795 per month for the 1,066 SF units (average $725), and $750 - $850 per month for the 1,120 SF units (average $810) are being achieved. Based upon a comparison to the above comparable rentals, with consideration given for age, location, appeal, condition and amenities, $760 per month ($0.72 per square foot) for the market rent of the 1,050 SF units, $705 per month ($0.67 per square foot) for the market rent of the 1,054 SF units, $750 per month ($0.70 per square foot) for the market rent of the 1,066 SF units, and $815 per month ($0.73 per square foot) market rent for the 1,120 SF units appear appropriate and have been utilized in our analysis.


C97-604                   O'Connor and Associates                       Page 162

SUBJECT - Large 2BR/2BA Units (1,210 - 1,240 square feet)

The subject has 28 units containing 1,210 square feet and 74 units containing 1,240 square feet. The following is a recap of the units from the comparables considered most similar to the subject units:

================================================================================
                      SUMMARY OF LARGE 2BR/2BA COMPARABLES
================================================================================
  Comparable    Unit Size (SF)      Monthly Rent    Monthly Rent Per Square Foot
--------------------------------------------------------------------------------
       1             1,075              $810                  $0.75
--------------------------------------------------------------------------------
       1             1,113              $810                  $0.73
--------------------------------------------------------------------------------
       5             1,100              $810                  $0.74
--------------------------------------------------------------------------------
       5             1,150              $810                  $0.70
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Subject          1,210              $880                  $0.73
--------------------------------------------------------------------------------
    Subject          1,240              $915                  $0.74
================================================================================

The current asking rental rates for the subject units are on the upper end of the rental range. As before, rental rates vary depending on unit location, with a premium location adding up to $25 per month. However, as previously indicated, the subject property offers an amenity package which is superior to the comparable rentals. Therefore, a rental rate on the upper end of the range appears reasonable. Based on a review of the most recent actual leases at the subject property (see rent roll in addenda), rents of $790 - $895 per month (average $850) for the 1,210 SF units and $795 - $905 per month (average $870) for the 1,240 SF units are being achieved. Based upon a comparison to the above comparable rentals, with consideration given for age, location, appeal, condition and amenities, $875 per month ($0.72 per square foot) for the market rent of the 1,210 SF units, and $895 per month ($0.72 per square foot) market rent for the 1,240 SF units appear appropriate and have been utilized in our analysis.


C97-604                   O'Connor and Associates                       Page 163

SUBJECT - 3BR/2BA and 3BA Units (1,282 - 1,770 square feet)

The subject has 4 units containing 1,282 square feet, 2 units containing 1,440 square feet, and 4 units containing 1,770 square feet. The following is a recap of the units from the comparables considered most similar to the subject units:

================================================================================
                           SUMMARY OF 3BR COMPARABLES
================================================================================
  Comparable    Unit Size (SF)     Monthly Rent    Monthly Rent Per Square Foot
--------------------------------------------------------------------------------
       1             1,173             $900                  $0.77
--------------------------------------------------------------------------------
       1             1,400             $930                  $0.66
--------------------------------------------------------------------------------
       1             1,900            $1,100                 $0.58
--------------------------------------------------------------------------------
       5             1,200             $930                  $0.78
--------------------------------------------------------------------------------
       5             1,420            $1,100                 $0.77
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Subject          1,282            $1,060                 $0.83
--------------------------------------------------------------------------------
    Subject          1,440            $1,260                 $0.88
    Subject          1,770            $1,460                 $0.82
================================================================================

The current asking rental rates for the subject units are above the upper end of the rental range. However, as previously indicated, the subject property offers an amenity package which is superior to the comparable rentals. Therefore, a rental rate above the upper end of the range appears reasonable. Based on a review of the most recent actual leases at the subject property (see rent roll in addenda), rents of $1,025 per month for the 1,282 SF units, $1,200 - $1,225 per month (average $1,215) for the 1,440 square foot units, and $1,345 - $1,400 per month (average $1,365) for the 1,770 SF units are being achieved. Based upon a comparison to the above comparable rentals, with consideration given for age, location, appeal, condition and amenities, $1,025 per month ($0.80 per


C97-604                   O'Connor and Associates                       Page 164
square foot) for the market rent of the 1,282 SF units, $1,215 per month ($0.84 per square foot) for the market rent of the 1,440 SF units, and $1,365 per month ($0.77 per square foot) market rent for the 1,770 SF units appear appropriate and have been utilized in our analysis.

Ancillary Income

Miscellaneous income generated $190,999 for the subject property in 1996 and $181,611 in 1995, according to the income statements provided. Additionally, miscellaneous income through June 1997, plus 1997 budget numbers total $174,727. These receipts indicate totals of $12.00, $11.41, and $10.98 per unit per month, respectively, on an "as occupied" basis (effective gross income). The 1996 Institute of Real Estate Management publication, Income/Expense Analysis:
Conventional Apartments, reported the average ancillary income per unit per month for garden style apartments in the Houston area to be $13.66.

Based on the subject's historical levels, a stabilized gross miscellaneous income of $11.00 per month per unit, or $14,586 per month, say $175,032 per year, is considered reasonable. This estimate is the gross ancillary income before deduction for vacancy and collection loss. Typically, a third party provides the laundry equipment and splits the revenue with the subject project, and this is considered the primary source of this income along with security deposit forfeitures and application fees.


C97-604                   O'Connor and Associates                       Page 165

POTENTIAL GROSS INCOME

Based on the comparable rentals, stabilized potential gross income for the subject project is estimated as follows:

==========================================================================================
                       CALCULATION OF ANNUAL POTENTIAL GROSS INCOME
------------------------------------------------------------------------------------------
    Unit Type       Number      Unit     Rentable      Monthly       Rent/SF      Pot Rent
                   of Units     Size       Area          Rent

   1 BR / 1 BA        320        670      214,400        $565          $0.84      $180,800

   1 BR / 1 BA        84         756      63,504         $595          $0.79       $49,980

   1 BR / 1 BA        37         798      29,526         $610          $0.76       $22,570

   2 BR / 1 BA        183        850      155,550        $620          $0.73      $113,460

   2 BR / 1 BA        100        900      90,000         $645          $0.72       $64,500

   2 BR / 1 BA        120        930      111,600        $670          $0.72       $80,400

   2 BR / 1 BA        20         936      18,720         $660          $0.71       $13,200

  2 BR / 1.3 BA       60         942      56,520         $665          $0.71       $39,900

   2 BR / 2 BA        110       1,050     115,500        $760          $0.72       $83,600

   2 BR / 2 BA        66        1,054     69,564         $705          $0.67       $46,530

   2 BR / 2 BA        92        1,066     98,072         $750          $0.70       $69,000

   2 BR / 2 BA        22        1,120     24,640         $815          $0.73       $17,930

   2 BR / 2 BA        28        1,210     33,880         $875          $0.72       $24,500

   2 BR / 2 BA        74        1,240     91,760         $895          $0.72       $66,230

   3 BR / 2 BA         4        1,282      5,128        $1,025         $0.80        $4,100

   3 BR / 2 BA         2        1,440      2,880        $1,215         $0.84        $2,430

   3 BR / 3 BA         4        1,770      7,080        $1,365         $0.77        $5,460
                       -        -----      -----        ------         -----        ------

                     1,326       896     1,188,324       $667          $0.74      $884,590

MONTHLY POTENTIAL RENTAL INCOME                                                   $884,590

Ancillary Income     1,326     units @       $11.00 per unit                       $14,586
                                                                                   -------

MONTHLY POTENTIAL GROSS INCOME:                                                   $899,176

                                                    Multiplied By:               12 Months
                                                                                 ---------

ANNUAL POTENTIAL GROSS INCOME:                                                 $10,790,112
==========================================================================================


C97-604                    O'Connor and Associates                      Page 166

Therefore, the annual potential rental income is estimated to be $10,615,080, plus $175,032 in ancillary income for a total potential gross income of $10,790,112.

Vacancy/Collection Loss:

In the previous discussion of the subject's market area, the occupancy levels for master-metered complexes averaged 90.90% (Apartment Market TRAC). The overall occupancy of the market area was 91.20%. This occupancy level is at the upper end of the range of the previous recent years, ranging from 84.50% to 91.20%, over a four year period. The occupancy levels exhibited by the rent comparables range from 93% to 99%. As of the date of inspection, the subject property was +/-99% occupied (leased). Historical occupancy for the subject property has ranged from 93.08% in 1994 to 95.35% in 1995 to 93.85% in 1996 (according the income statements provided). Occupancy and rental rates have increased consistently at the subject property (as well as the sub-market) over the past few years. Considering the subject's current occupancy, the occupancies reported by nearby competing properties, and the overall appeal of the subject, a stabilized vacancy and collection loss rate of 5% for the subject property.

Employee/Model Units

This category provids for a deduction for rent loss on employee, administrative, and model units. The financial statements provided indicate a rent loss due to employee/model units ranging from 2.11% to 3.0% of potential gross rental income from 1994 to 1996. The June 1997 statement indicates a rent loss estimate for this category


C97-604                    O'Connor and Associates                      Page 167
of 2.10%. Therefore, based on the historical levels, a stabilized annual rent loss due to employee/model units of 2% of potential gross rental income.

No move-in specials are being offered at the subject apartments.

While multifamily housing trends in this area are not expected to change significantly in the near future, it is reasonable to assume that over a typical investor holding period of eight to ten years, there will be losses of income during tenant turnover and/or collection problems. In the subject property type, stability of tenant base is of primary concern, and is a function of management through proper maintenance and attention to tenants' concerns. As such, a total stabilized occupancy level of 93% (including employee/model vacancy), or an annual loss of 7% of gross income is considered reasonable for this charge.

Effective Gross Income

Based on the foregoing analysis of potential gross income and vacancy /collection loss, the effective annual gross income for the project can be calculated as follows:

================================================================================
                             EFFECTIVE GROSS INCOME
--------------------------------------------------------------------------------
  Potential Gross       Less: Vacancy/Collection        Effective Gross Income
      Income                 Allowance (7%)
--------------------------------------------------------------------------------
    $10,790,112                 $755,308                      $10,034,804
================================================================================


C97-604                    O'Connor and Associates                      Page 168

ANALYSIS OF OPERATING EXPENSES:

Estimates of expenses associated with the operation of the subject property are based on surveys of similar properties in the area compared to reported data on the subject project. 1994, 1995, and 1996 operating statements for the subject were provided by the client. In addition to reviewing the subject's historical data, we have utilized income/expense data published by the Institute of Real Estate Management (IREM) as independent support for the forthcoming expense projections for the subject property.

While it is recognized that expenses such as maintenance and utilities will vary over time, our estimates are based on stabilized annual charges over a typical investor holding period. The following is a discussion of each major expense item for the subject project.

Property Taxes:

The subject is within the taxing jurisdiction of the Houston Independent School District, Harris County, Houston Community College, and the City of Houston. The preliminary 1997 assessed value is $31,839,930, which is the same as the 1996 assessment. Considering on the tax comparable assessments, an increase in the subject assessment of 10% per year is anticipated in Year 2 and 3 of the holding period. In Year 1 of the discounted cash flow, taxes are calculated based on the preliminary 1997 assessment. This results in a 1997 tax expense for the subject property of $878,629.


C97-604                    O'Connor and Associates                      Page 169

Insurance:

The subject reflected an insurance expense per square foot of $0.31 in 1994, $0.35 per square foot in 1995, and $0.29 per square foot in 1996. IREM reported this expense to range from $0.12 to $0.21 per square foot, with a median cost of $0.15 per square foot. We have utilized an expense of $0.25 per square foot of NRA ($297,081) as the proforma insurance expense, based upon the subject's historical information.

Utilities (natural gas, electric, water, sewer, and basic cable)

The subject project's owner pays all utility costs for the complex. The subject's historical operating expenses indicated a per square foot expense of $1.53 in 1994, $1.41 in 1995, and $1.47 in 1996. IREM data estimate this expense to be between $0.52 and $1.38 per square foot. The subject is slightly above the IREM range due to the superior level of amenities offered at this project. We have estimated the proforma expense to be $1.50 per square foot or $1,782,486 annually.

Management:

Typical cost for general management and accounting for multifamily properties typically range from 3% to 6% of the effective gross income. IREM data reflected management fees of between 3.4% and 4.6%. The subject's historical expense was indicated to be 4.00% in 1996, 1995, and 1994. The actual historical subject expense appears consistent with the supporting market data. Thus, an annual stabilized management fee for the subject of 4.00% of the projected effective gross income has been utilized in Year 1.


C97-604                    O'Connor and Associates                      Page 170

Maintenance:

This expense item covers structural maintenance, maintenance of mechanical equipment, appliances, parking areas, grounds maintenance, and cleaning and redecorating of vacant units, including supplies. These items are necessary to insure the quality of both the appearance and functional utility of the apartment complex in order to retain the highest possible occupancy level.

Maintenance charges for apartment complexes of this quality typically range from $0.38 to $0.77 per square foot/year, according to IREM data. This charge should include cleaning and supplies, painting, landscaping, floor and wall coverings, mechanical repair, exterior repairs, roof repairs, pool chemicals, trash removal, pest control, etc. The subject reported historical expenses of $0.52 per square foot in 1994; $0.66 per square foot in 1995; and $0.63 per square foot in 1996. Based upon analysis of this and competing projects, the stabilized charge for maintenance was estimated at $0.64 per square foot, or $760,527.

Payroll/Salaries:

The subject reflected a total salaries expense of $0.85 PSF in 1994, $0.85 PSF in 1995, and $0.92 PSF in 1996. Typical payroll expense ranges between $0.78 and $0.98 per square foot, according to IREM. Overall payroll expense can include other costs in addition to base salary expenses: manager salaries, other employee's salaries, payroll taxes, group insurance, workman's compensation, and/or additional employee benefits.


C97-604                    O'Connor and Associates                      Page 171

Based on the above expense levels, we have utilized $0.95 PSF or $1,128,908, as the salary expense.

Administrative & Advertising

This expense item includes the cost for apartment guide and newspaper advertisements, promotional specials (i.e. referral fees), as well as those office and administrative costs involved in the day to day operations (excluding maintenance and management). These include office supplies, uniform service, rental furniture, legal fees, bookkeeping and other miscellaneous leasing expenses. Typical cost for this item ranges from $0.25-$0.75 per square foot. Actual historical expenditures for the subject property approximate $0.15 PSF in 1994, $0.24 PSF in 1995, and $0.29 PSF in 1996. For a stabilized expense, we have utilized $0.28 per square foot, or $332,731, in this category.

Reserves for Replacement:

This expense charge allows for the replacement of building component items whose physical useful life expectancy is less than the building, but longer than the typical investor holding period (replacement of shorter life items would be considered maintenance). The theory is that prudent management would allocate an annual charge sufficient for the periodic replacement of these items. The short life building component items with life expectancies greater than the typical holding period were identified in the cost approach. Additionally, unit remodeling expenses are included in this category. Typically, these costs are estimated at $200 to $250 per unit, based on the age/condition,


C97-604                    O'Connor and Associates                      Page 172
location, and the average unit size of the property, and external factors such as interest rates. Brokers, investors, structural engineers, estimators, and other professionals considered knowledgeable in this area confirm these estimates. We have estimated this expense for the subject property at $200 per unit, or $265,200 on a stabilized basis.

Total Expenses

Expenses for the total project are $5,846,954, or +/-$4.92 per square foot of net rentable area. This expense is considered reasonable, based on data from similar complexes and given the subject property's master-metered status and maintenance requirements.

The expense ratio (expenses/ effective gross income) for the subject is estimated to be 58.27%. The identified comparable sales indicated expense ratios between 44.23% and 54.40%. The subject is slightly above this range due to the subject being a master-metered project compared to the sales, which were predominantly separately-metered. The higher utility expense for a master-metered property would indicate a slightly higher expense ratio.


C97-604                    O'Connor and Associates                      Page 173

NET OPERATING INCOME (NOI)

Based on the foregoing analysis, the following schedule illustrates the calculations used in arriving at the Net Operating Income Estimate for the subject project.

==========================================================================================
                               INCOME SCHEDULE - STABILIZED
------------------------------------------------------------------------------------------
 Rental Income                           $884,590     Mo  x         12 =       $10,615,080

   SF NRA and Ave. Rent PSF             1,188,324     SF  @      $8.93

 Plus Other Income                                                               $175,032
                                                                                ----------

 Potential Gross Income                                          $9.08         $10,790,112

 Less Vacancy/Collection Loss                                       7%          ($755,308)
                                                                                ----------

 Effective Gross Income Estimate                                               $10,034,804

 Less Expenses                             Amount     % EGI        PSF
                                           ------     -----        ---

  Property Taxes                         $878,629     8.76%      $0.74

  Insurance                              $297,081     2.96%      $0.25

  Utilities                            $1,782,486    17.76%      $1.50

  Management                             $401,392     4.00%      $0.34
                                         --------     -----      -----

   Total Fixed Expenses                $3,359,588    33.48%      $2.83

  Maintenance and Repairs                $760,527     7.58%      $0.64

  Payroll/Salaries                     $1,128,908    11.25%      $0.95

  Administrative/Adver.                  $332,731     3.32%      $0.28

  Reserves                               $265,200     2.64%      $0.22
                                         --------     -----      -----

   Total Variable Expenses             $2,487,366    24.79%      $2.09
                                       ----------    ------      -----

 Total Expenses                        $5,846,954    58.27%      $4.92        ($5,846,954)
                                                                              ------------

 Net Operating Income                                                           $4,187,850
==========================================================================================


C97-604                    O'Connor and Associates                      Page 174

NOI DEFICIENCY

Net Operating Income Deficiency is the total of the loss of market rent and expense recovery (rent loss) due to vacancy during the forecasted absorption period, together with costs and expenses associated with achieving that occupancy, such as tenant improvements and leasing commissions, offset by expense savings during the period that the building, or portions of the building, is not occupied. As the subject property is projected to maintain stabilized levels throughout a typical investor holding period, this procedure is not applicable to this analysis.

DIRECT CAPITALIZATION:

Direct Capitalization is a process whereby net operating income is converted into value utilizing an overall capitalization rate (Ro). There are several methods of deriving capitalization rates in order to adequately account for risk associated with the quantity, quality and durability of the income stream. Based upon the defined appraisal problem and in consideration of the available data, it is the appraisers' position to determine which of these techniques is the most indicative of current investor's attitudes. As such, two methods for developing a capitalization rate were considered applicable in this appraisal. The following is a discussion of each.


C97-604                    O'Connor and Associates                      Page 175

Market Extraction Method

In this case, we have developed an overall rate from an analysis of the market sales considered in the Sales Comparison Approach-Improved Properties Section of this report. An overall rate was derived for each sale by dividing the net operating income of the sale property by its sale price. This technique involves constant dollars and stabilized operating ratios. The overall rates extracted from the sales are based on net operating incomes resulting from estimated expenses typical of comparable projects in the marketplace, including reserves. Expenses for comparable projects are retained in our files. Therefore, the Ro's reflect estimated economic indicators, but are considered to be reflective of market conditions. The following is a summary of the rates developed from the market data.

                        ====================================
                          Sale #          Indicated Ro
                        ------------------------------------
                             1               9.22%
                        ------------------------------------
                             2               9.51%
                        ------------------------------------
                             3               9.17%
                        ------------------------------------
                             4               10.67%
                        ------------------------------------
                             5               9.59%
                        ------------------------------------
                           Avg.              9.63%
                        ====================================


C97-604                    O'Connor and Associates                      Page 176

The overall capitalization rates calculated for the comparable sales range from 9.17% to 10.67%. The mean capitalization rate of the sales is 9.63% and the median is 9.51%. Sales of Class "B" apartments in Greater Houston area are currently reporting capitalization rates between 9% and 10%. In addition to the above sales, the Telegragh Hill Apartments sold in June 1997 with a capitalization rate (based on current NOI/Sale Price) of 9.17%. Although this sale was not included in the Sales Comparison Approach, it does provide an indication of current capitalization rates for apartments in Houston. Due to the unusually large size of the subject property, and the high overall value for the project (in relation to other Houston area apartments), the subject is considered to be attractive to an institutional investor. There are very few other investment opportunities in a single apartment project in the Houston area which would provide a similar size contribution to a portfolio. Additionally, the subject facility has been operated by Harold Farb for several years. Harold Farb is well-known in the Houston market and has a reputation for offering good quality projects complemented by attentive management staff. Therefore, given the capitalization rates reported by the sales, and considering the size, name recognition, occupancy, tenant mix, and overall appeal of the subject property, a "going-in" rate of 9.25% was considered applicable.


C97-604                    O'Connor and Associates                      Page 177

Band of Investment Method:

This technique of developing a capitalization rate basically involves a synthesis between a mortgage constant and an equity dividend rate, each weighted by its percentage of contribution. The mortgage portion of this rate includes an allowance for both interest on and amortization of the mortgage component.

Our research, including reviews of various publications and conversations with local lenders, revealed that mortgage terms for this type property are being quoted to a credit worthy customer in the range of 8.00% to 10.00%. The typical amortization period is 20 years. Additionally, the typical loan to value ratio is 70%. Assuming a 9% interest rate, the annual mortgage constant is calculated to be 0.107967.

The remainder of the total value (i.e., 30%) is attributable to the equity contribution. The equity portion is below the mortgage portion due to negative leverage in some property types in the current market. The calculations used to develop a capitalization rate via the Band of Investment technique is illustrated as follows:

       Calculation of Ro

       Mortgage Portion           0.70     x      0.107967     =     0.075577

       Equity Portion             0.30     x      0.070000     =     0.021000
                                  ----

       Indicated Overall Rate     1.00                               0.096577

                                  SAY   9.65%


C97-604                    O'Connor and Associates                      Page 178

            Reconciliation of Overall "Going-In" Capitalization Rates

           1.  Market Extraction:                             9.25%

           2.  Band of Investment:                            9.65%

Emphasis is placed on the Market Extraction Method as this method is more often relied upon by investors in the current market. Based on the foregoing, it is our opinion that the appropriate capitalization rate for the subject is 9.25%, which is the rate generated by the Market Extraction Method and generally supported by the Band of Investment Method.

VALUE VIA DIRECT CAPITALIZATION

This calculation is illustrated as follows:

================================================================================
                              DIRECT CAPITALIZATION
================================================================================
 Net Operating Income   Divided By Capitalization Rate    Equals Indicated Value
--------------------------------------------------------------------------------
      $4,187,850                    9.25%                       $45,274,054
--------------------------------------------------------------------------------
                       VALUE VIA DIRECT CAPITALIZATION          $45,274,054
--------------------------------------------------------------------------------
                                              ROUNDED:          $45,270,000
================================================================================


C97-604                    O'Connor and Associates                      Page 179

Effective Gross Income Multiplier Analysis

The second unit of comparison abstracted is the effective gross income multiplier (EGIM). The EGIM expresses the relationship between the effective gross income attributable to a property and the overall sale price. The Effective Gross Income Multipliers extracted from the sales are listed as follows.

          =====================================
            Sale #     Indicated     Expense
                          EGIM        Ratio
          -------------------------------------
               1          4.95        54.40%
          -------------------------------------
               2          4.79        54.40%
          -------------------------------------
               3          6.08        44.23%
          -------------------------------------
               4          4.67        50.23%
          -------------------------------------
               5          4.87        53.76%
          -------------------------------------
             Avg.         5.07        51.40%
          =====================================

Typically, there is an inverse relationship between the effective expense ratio and the effective gross income multiplier. Generally, the lower the expense ratio, the higher the EGIM. Based on the subject's characteristics, including its 58.27% expense ratio in comparison to the sales, an EGIM below the average of the range of EGIMs indicated by the sales is considered applicable. Based on this data and in consideration of the subject's location, age and physical characteristics, a multiplier of 4.50 is judged to be an applicable indicator of value for the subject property via this method. Utilizing the


C97-604                    O'Connor and Associates                      Page 180
annual stabilized effective gross income for the subject estimated in this report, the following calculation indicates the total value for the property via this method.

================================================================================
  Effective Gross Income   Effective Gross Income Multiplier    Indicated Value
--------------------------------------------------------------------------------
      $10,034,804                        4.50                      $45,156,618
--------------------------------------------------------------------------------
                              VALUE VIA EGIM METHOD, ROUNDED:      $45,160,000
================================================================================


C97-604                    O'Connor and Associates                      Page 181

DISCOUNTED CASH FLOW ANALYSIS

The appraiser performed a discounted cash flow analysis on the subject property to analyze the income stream over a typical holding period. The cash flow was performed on the Argus discounted cash flow computer program. The following is a list of the assumptions applicable to this analysis,

A method of capitalization often used for income producing properties is the discounted cash flow method. In this method, the value estimate for the subject is considered to be the sum of the annual income, discounted to present worth, that the property will generate over a projected period of ownership plus the present worth of the value of the property at the end of the ownership period (reversion value). The following projections and assumptions, based on market research, were used in setting up the DCF model.

Projections and Assumptions for DCF Model:

Ownership Period: For the purpose of this analysis, we have assumed a 10 year investor holding period. The length of the cash flow and holding period is a function of the liquidity of a capital investment and the average holding period present in the Greater Houston Market.

Leases/Rental:    As earlier estimated, we have utilized the market rental rates for the subject property. Additionally, we utilized the actual physical occupancy (99%), adjusted for vacancy and collection losses.


C97-604                    O'Connor and Associates                      Page 182

                  Based on current trends with rental rates increasing every year for the past two years in the market area and with the subject property exhibiting rental increases of between 1% and 5% over the past two years, we are projecting annual rate increases of 3.50%

Occupancy:        Vacancy/credit and collection allowance of 5.0% and
                  employee/model units of 2.0% (totalling 7%) was applied in the cash flow.

Expenses:         For the purpose of this analysis operating expenses for the first year are generally similar to those used in the direct capitalization, and grown at a rate of 3.5% per year.

Renewals:         We have estimated that approximately 75% of the tenants will renew their leases, rather than vacating the subject property.
                  The basis for this assumption lies in the relative stability of the subject area apartment market and the low turnover reported by property management.


C97-604                    O'Connor and Associates                      Page 183

Discount Rates    To develop an appropriate discount rate, the appraiser must start with utilization of what is considered to be a safe rate in the market, and build a gross discount rate by adding for additional risks attendant with ownership of the property. The safe rate for a typical investor is considered to be similar to 3-Month treasury securities, which according to the Federal
                  Reserve Bank of St. Louis were averaging a yield of approximately 5.00% as of the most recent date bids were available, which was June 26, 1997. The current safe rate used for development of the discount rate is estimated to be 5.50% as of the appraisal date. As of June 26, 1997, yields on alternative security investments are as follows:

                  ========================================================
                        Type of Investment                Current Yield

                       Corporate AAA Bonds                    7.33%

                       Corporate BAA Bonds                    7.94%

                      3-Month Treasury Bills                  5.08%

                      1-Year Treasury Bills                   5.42%

                     Long-Term Treasury Bonds                 6.03%
                  ========================================================

Yields on these securities have been fluctuating over the past 3 months. Anticipated risk was estimated to be approximately 2.00%. The burden of management is estimated to require approximately 2.00%, and the illiquidity of invested capital required an additional 2.00% increment. The total discount rate is therefore summarized as follows:


C97-604                    O'Connor and Associates                      Page 184

                  ========================================================
                     Safe Rate                                 5.50%

                     Risk                                      2.00%

                     Management                                2.00%

                     Illiquidity of Funds                      2.00%
                                                              ------

                     Total Discount Rate                      11.50%
                  ========================================================

Real Estate Research Corporation conducts a survey that provides information from national investors as to their accepted growth and discount rate assumptions. Peter F. Korpacz & Associates also conducts a similar survey.

These surveys indicate acceptable Internal Rates of Return for all property types ranging from 9.0% to 15.0%. The lowest range of yield rates for alternative investments was indicated by Korpacz Survey for the Manhattan, New York office market of 9.0% to 11.5% and the highest yield rate to be 11.0% to 15.0% for oversupplied office markets such as the Houston market. According to the Korpacz Survey, the average anticipatory yield rate for oversupplied office markets was 13.11%.

According to the Real Estate Research Corporation Report, hotels and industrial properties have the highest average Internal Rates of Return requirements of 11.0% to 13.5%. Yield rates for regional malls had the lowest yield requirements which range from 10.0% to 11.5%. Office yield rates ranged from 10.5% to 13.5%, with central business district offices at the low end of the range. Yields for apartment projects and


C97-604                    O'Connor and Associates                      Page 185
industrial buildings in Houston have ranged from 8.0% to 15.0%, depending on condition, occupancy, rental rate and location.

In selecting an appropriate rate, consideration must be given not only to available yields on alternative investments, but also to the property's location, age and condition. Income growth rate assumptions for the Houston Metropolitan Area market are typical of the national market. Commensurately, internal rates of return are increased to account for increased risks associated with buying property primarily for future potential value, rather than annual cash flow. Based on the above analysis of yield rates and other characteristics of the subject property, it is our opinion that the 10.50% discount rate (annually pre-tax and before debt) developed by the Build-Up Method earlier in this discussion, is an appropriate yield rate to attract equity capital to the subject property.

Reversion Value:  Based on recent improved sales a "going-in rate" of 9.25% was utilized in the direct capitalization. Therefore, a terminal rate of 10.25% will be used to convert the net income projected for the conversion year into an indication of value. A sale expense of 5.0% is applied in year 11.

Based on these assumptions, the final cash flow summary and value estimate are presented on the following pages. The discounted cash flow worksheets, tenant summaries, and supporting schedules are presented in the Addenda of this report.


C97-604                    O'Connor and Associates                      Page 186

Value Estimate - Discounted Cash Flow Method

Base on the discounted cash flow prepared on the Argus program, the value is indicated to be between $42,750,000 and $45,471,000, with discount rates ranging from 11.25% to 12.25%. Given the characteristics of the subject, a value of $45,250,000 was considered appropriate via the Discounted Cash Flow Method.


C97-604                    O'Connor and Associates                      Page 187

                                    NOB HILL
                               5410 N. BRAESWOOD
                                    HOU, TX
                       SCHEDULE OF PROSPECTIVE CASH FLOW
           In Inflated Dollars for the Fiscal Year beginning 8/1/1997

                              Year 1         Year 2        Year 3         Year 4        Year 5        Year 6
For the Years Ending        Jul-1998       Jul-1999      Jul-2000       Jul-2001      Jul-2002      Jul-2003
                         -----------    -----------   -----------    -----------   -----------   -----------

POTENTIAL GROSS
 REVENUE
  Potential Rental
  Revenue                $10,615,080    $10,857,687   $11,237,707    $11,631,025   $12,038,110   $12,459,445
                         -----------    -----------   -----------    -----------   -----------   -----------
  Scheduled Base
  Rental Revenue          10,615,080     10,857,687    11,237,707     11,631,025    12,038,110    12,459,445
  OTHER INCOME               175,032        178,533       182,103        185,745       189,460       193,249
                         -----------    -----------   -----------    -----------   -----------   -----------

TOTAL POTENTIAL
 GROSS REVENUE            10,790,112     11,036,220    11,419,810     11,816,770    12,227,570    12,652,694
  General Vacancy           (743,056)      (760,038)     (786,639)      (814,172)     (842,668)     (872,161)
                         -----------    -----------   -----------    -----------   -----------   -----------

EFFECTIVE GROSS
 REVENUE                  10,047,056     10,276,182    10,633,171     11,002,598    11,384,902    11,780,533
                         -----------    -----------   -----------    -----------   -----------   -----------

OPERATING EXPENSES
  TAXES                      878,629        909,381       941,209        974,152     1,008,247     1,043,536
  INSURANCE                  297,081        307,479       318,241        329,379       340,907       352,839
  UTILITIES                1,782,486      1,844,873     1,909,444      1,976,274     2,045,444     2,117,034
  MANAGEMENT                 401,882        411,047       425,327        440,104       455,396       471,221
  MAINTENANCE                760,527        787,145       814,696        843,210       872,722       903,268
  PAYROLL                  1,128,908      1,168,420     1,209,314      1,251,640     1,295,448     1,340,789
  ADMINISTRATIVE             332,731        344,377       356,430        368,905       381,816       395,180
  RESERVES                   265,200        274,482       284,089        294,032       304,323       314,974
                         -----------    -----------   -----------    -----------   -----------   -----------

TOTAL OPERATING
 EXPENSES                  5,847,444      6,047,204     6,258,750      6,477,696     6,704,303     6,938,841
                         -----------    -----------   -----------    -----------   -----------   -----------

NET OPERATING INCOME       4,199,612      4,228,978     4,374,421      4,524,902     4,680,599     4,841,692
                         -----------    -----------   -----------    -----------   -----------   -----------

CASH FLOW BEFORE
 DEBT SERVICE
 & INCOME TAX             $4,199,612     $4,228,978    $4,374,421     $4,524,002    $4,680,599    $4,841,692
                         ===========    ===========   ===========    ===========   ===========   ===========

                              Year 7        Year 8         Year 9       Year 10       Year 11
For the Years Ending        Jul-2004      Jul-2005       Jul-2006      Jul-2007      Jul-2008
                         -----------   -----------    -----------   -----------   -----------

POTENTIAL GROSS
 REVENUE
  Potential Rental
  Revenue                $12,895,525   $13,346,869    $13,814,011   $14,297,499   $14,797,915
                         -----------   -----------    -----------   -----------   -----------
  Scheduled Base
  Rental Revenue          12,895,525    13,346,869     13,814,011    14,297,499    14,797,915
  OTHER INCOME               197,114       201,057        205,078       209,179       213,363
                         -----------   -----------    -----------   -----------   -----------

TOTAL POTENTIAL
 GROSS REVENUE            13,092,639    13,547,926     14,019,089    14,506,678    15,011,278
  General Vacancy           (902,687)     (934,281)       (966,981   (1,000,825)   (1,035,854)
                         -----------   -----------    -----------   -----------   -----------

EFFECTIVE GROSS
 REVENUE                  12,189,952    12,613,645     13,052,108    13,505,853    13,975,424
                         -----------   -----------    -----------   -----------   -----------

OPERATING EXPENSES
  TAXES                    1,080,059     1,117,861      1,156,987     1,197,481     1,239,393
  INSURANCE                  365,188       377,970        391,199       404,891       419,062
  UTILITIES                2,191,130     2,267,820      2,347,194     2,429,345     2,514,373
  MANAGEMENT                 487,598       504,546        522,084       540,234       559,017
  MAINTENANCE                934,882       967,603      1,001,469     1,036,520     1,072,798
  PAYROLL                  1,387,716     1,436,286      1,486,556     1,538,586     1,592,436
  ADMINISTRATIVE             409,011       423,327        438,143       453,478       469,350
  RESERVES                   325,999       337,408        349,218       361,440       374,091
                         -----------   -----------    -----------   -----------   -----------

TOTAL OPERATING
 EXPENSES                  7,181,583     7,432,821      7,692,850     7,961,975     8,240,520
                         -----------   -----------    -----------   -----------   -----------

NET OPERATING INCOME       5,008,369     5,180,824      5,359,258     5,543,878     5,734,904
                         -----------   -----------    -----------   -----------   -----------

CASH FLOW BEFORE
 DEBT SERVICE
 & INCOME TAX             $5,008,369    $5,180,824     $5,359,258    $5,543,878    $5,734,904
                         ===========   ===========    ===========   ===========   ===========

File             :DCF                                            Date: 8/22/97
Property Type    :Apartment                                      Time: 3:28 pm
Portfolio        :ML                                             Ref#:   AIN
                                                                  Pag:    2

                            PR0SPECTIVE PRESENT VALUE
               Cash Flow Before Debt Service plus Property Resale
   Discounted Annually (Endpoint 0n Cash Flow & Resale) 0ver a 10-Year Period

                     For the                  P.V. of      P.V. of     P.V. of
Analysis              Year        Annual     Cash Flow    Ca$h Flow   Cash Flow
Period               Ending      Cash Flow    @ 11.25%     @ 11.75%    @ 12.25%
------               ------      ---------    --------     --------    --------

Year 1              Jul-1998    $4,199,612   $3,774,932   $3,758,042  $3,741,302
Year 2              Jul-1999     4,228,978    3,416,925    3,386,416   3,356,316
Year 3              Jul-2000     4,374,421    3,177,024    3,134,571   3,092,869
Year 4              Jul-2001     4,524,902    2,953,990    2,901,476   2,850,124
Year 5              Jul-2002     4,680,599    2,746,638    2,685,739   2,626,453
Year 6              Jul-2003     4,841,692    2,553,860    2,486,062   2,420,355
Year 7              Jul-2004     5,008,369    2,374,631    2,301,249   2,230,447
Year 8              Jul-2005     5,180,824    2,207,998    2,130,191   2,055,455
Year 9              Jul-2006     5,359,258    2,053,073    1,971,864   1,894,207
Year 10             Jul-2007     5,543,878    1,909,033    1,825,317   1,745,622
                                 ---------    ---------    ---------   ---------

Total Cash Flow                 47,942,533   27,168,104   26,580,927  26,013,150
Property Resale @ 10.25% Cap    53,152,769   18,303,144   17,500,505  16,736,414
                                             ----------   ----------  ----------
Total Property Present Value                $45,471,248  $44,081,432 $42,749,564

Rounded to Thousands                        $45,471,000  $44,081,000 $42,750,000
                                            ===========  =========== ===========
Per Unit                                             38           37          36

PERCENTAGE VALUE DISTRIBUTION

Prospective Income                                59.75%       60.30%     60.85%
Prospective Property Resale                       40.25%       39.70%     39.15%
                                               ========     =======     ========
                                                 100.00%      100.00%    100.00%

File              :DCF                                            Date  :8/22/97
Property Type     :Apartment                                      Time  :3:28 pm
Portfolio         :ML                                             Ref#  :AIN
                                                                  Page  : 3

                                    NOB HILL
                               5410 N. BRAESWOOD
                                     HOU, TX
                             PR0PERTY SUMMARY REPORT

 TIMING & INFLATI0N
   Analysis Period:                    August 1, 1997 to July 31, 2007; 10 year
   Inflation Method:                   Fiscal
   General Inflation Rate:             3.50%

 PR0PERTY SIZE & 0CCUPANCY
   Property Size:                      1, 188,324 units
   Alternate Size:                     I Square Foot
   Number of unit types:               17
   Toal 0ccupied Area:                 1,326 individual units, 0.11%, during
                                       first month of analysis

 GENERAL VACANCY
   Method:                             Percent 0f All Rental Revenue
   Amount:                             7.00%

 PR0PERTY PURCHASE & RESALE
   Purchase Price:                     -
   Resale Method:                      Capitalize Net 0perating Income
   Cap Rate:                           10.25%
   Cap Year:                           Year 11
   C0mmission/Closing Cost:            5.00%
   Net Cash Flow from Sale:            $53,152,769

 PRESENT VALUE DISC0UNTING
   Discount Method:                    Annually (Endpoint on Cash Flow & Resale)
   Unleveraged Discount Rate:          11.25% t0 12.25%, 0.50% increments
   Unleveraged Present Value:          $42,749,564 at 12.25%

                          Annual Cash Flow before Debt

                                [GRAPHIC OMITTED]

                               Distribution of PV

                                [GRAPHIC OMITTED]

Income Approach - Conclusion

A value of $45,270,000 is indicated for the subject property by the direct capitalization method, $45,160,000 is indicated by the EGIM method, and $45,250,000 is indicated via the discounted cash flow analysis. The strengths and weaknesses of each technique were considered. The direct capitalization method is considered to be the valuation methodology most often utilized by investors in this market, and a value nearer to the value conclusion of the direct capitalization method is appropriate. The Effective Gross Income Multiplier technique and the Discounted Cash Flow both generally support the value indicated by the Direct Capitalization. As such, the final estimate of value for the subject property via the Income Approach was estimated to be $45,250,000.


C97-604                    O'Connor and Associates                      Page 191

                               Reconciliation and
                                  Final Value
                                   Conclusion

RECONCILIATION AND FINAL VALUE ESTIMATE

The Appraisal of Real Estate, 11th Edition, copyright 1996, pages 601-603, published by the Appraisal Institute, states,

      "Reconciliation is the analysis of alternative conclusions to arrive at a final estimate." ..."Reconciliation requires appraisal judgement and a careful, logical analysis of the procedures that lead to each value indication. Appropriateness, accuracy, and quantity of evidence are the criteria with which an appraiser forms a meaningful, defensible final value estimate. These criteria are used to analyze multiple value indications within each approach and to reconcile the indications produced by the different approaches into a final estimate of defined value."

Each of the three approaches to value generally recognized in the appraisal profession (Cost, Sales Comparison, and Income Approaches) were given consideration in the appraisal. Following is a brief discussion of each approach and the value estimate yielded.

The Cost Approach

The Cost Approach was utilized to estimate the sum total value of the subject property by providing an estimate of depreciated replacement costs of the improvements, which is then added to the land value to yield a total value estimate. Cost figures have been substantiated by local construction cost data and by comparison of similar properties being constructed by local builders. This approach has been applied by estimating the value of the entire land site and the construction cost of the improvements less depreciation to yield a composite value estimate. As previously indicated, an informed seller would be very reluctant to sell at a price lower than his cost, including a reasonable profit. The corollary to this is also true by the theory of substitution whereby a buyer will not pay more for a building than it would cost to duplicate in today's market. This approach is particularly useful in the valuation of relatively new construction. The value estimate via the Cost Approach is:

                                          $43,980,000


C97-604                    O'Connor and Associates                      Page 192

Sales Comparison Approach

In the sales comparison approach, market value is estimated by comparing the subject property to similar properties that have been sold recently. This approach reflects the desires and aspirations of buyers and sellers through the market activity of comparable properties. A major premise of the sales comparison approach is that the market value of a property is directly related to the prices of comparable, competitive properties. The comparative analysis in the sales comparison approach focuses on differences in the characteristics of the sales, in relation to the subject, which can account for variation in prices. Extreme care must be exercised in the selection of the comparable sales as there tends to be an inverse relationship between the degree of adjustment and degree of reliability that exists in the adjusted sale price. In other words, the greater the adjustment the less the reliability. The importance of this requirement is underscored because the Sales Comparison Approach is predicated on the process of correlation and analysis between the cited examples and the property being appraised. The indication of value from the Sales Comparison Approach-Improved Property for the subject is:

                                          $45,350,000


C97-604                    O'Connor and Associates                      Page 193

The Income Approach

Income-producing real estate is typically purchased as an investment, and from the investor's point of view, earning power is the critical element affecting property value. An investor who purchases income-producing real estate is essentially trading present dollars for the right to receive future dollars. The income approach to value consists of methods, techniques, and mathematical procedures that an appraiser uses to analyze a property's capacity to generate benefits (i.e. usually the monetary benefits of income and reversion) and convert these benefits into an indication of present value.

As indicated previously, a fully informed investor is, to a great degree, guided by the present worth of his position in the future potential benefits of the income stream generated by an income-producing property. As such, our estimate of market rent, used in calculating the potential gross income for the subject, was based on a comparison of rents currently received on similarly improved properties. Further, data concerning expenses normally incurred by owners was obtained from conversations with owner/operators active in this market. Utilizing this information we were able to arrive at an estimate of net operating income for the property. Finally, the net income is capitalized to arrive at a value estimate via the Direct Capitalization Method, Discounted Cash Flow Method, and EGIM Method. The Direct Capitalization Method is considered to be the valuation methodology most often utilized by investors in this market, and a value nearer to the value conclusion of the Direct Capitalization Method is appropriate. The Effective Gross Income Multiplier technique and the Discounted Cash Flow both generally support the value indicated by the Direct Capitalization. As such, the final estimate of value for the subject property via the Income Approach was estimated to be $45,250,000.


C97-604                    O'Connor and Associates                      Page 194

Final Conclusion Summary

As a result of our investigations, studies and analysis of the sale, cost, income, and expense data, interpreted within the context of all the factors in the market place which affect value, the three approaches indicated a range of values for the subject from $43,980,000 to $45,350,000. The Income Approach reflects the income potential of the subject. The Sales Comparison Approach reflects the attitudes of buyers and sellers that are currently active in the market. According to brokers/professionals active in the area, the Income and Sales Comparison Approaches are typically relied on more heavily by investors in this market. For multitenant apartment complexes (income-producing properties) such as the subject, preference is generally given to the Income Approach. The quality of the data gathered for analysis in the Income Approach was considered good due to the availability of expense information from the subject and similar properties, as well as an adequate number of comparable rentals. Income streams are often capitalized by rates abstracted from comparable sales to arrive at an estimate of value. Hence, the Sales Comparison Approach is closely tied to the Income Approach. The quality of the data available for analysis in the Sales Comparison Approach was also considered to be good as an adequate number of recent arm's length sales of properties similar to the subject was available for analysis. Due to the inherent difficulty in precisely calculating all forms of depreciation, the Cost Approach is accorded the least weight of the three approaches. Therefore, giving greater weight to the Income and Sales Comparison Approaches, the "As Is" Market Value of the Fee Simple Estate of the subject property, as of August 7, 1997, is concluded as follows:

                                      $45,300,000


C97-604                    O'Connor and Associates                      Page 195

Exposure to the Market/Marketing Time

Assuming adequate exposure and normal marketing efforts, the estimated exposure time (i.e. the length of time the subject property would have been exposed for sale in the market had it sold at the market value concluded to in this analysis as of the date of this valuation) would have been within about twelve months; the estimated marketing time (i.e. the amount of time it would probably take to sell the subject property if exposed in the market beginning on the date of this valuation) is estimated to be within about twelve months. Based upon the general market for good quality office properties in the Greater Houston area, a marketing period equal to or less than one year for the subject property is considered appropriate.


C97-604                    O'Connor and Associates                      Page 196

                                    Addenda

===================================================================================================
                                    ESTIMATE OF INSURABLE VALUE
===================================================================================================
I. DIRECT COSTS

Apartment Area (SF):                1,196,250

  Base Cost PSF:                                               $48.00

  Multipliers (Sec. 99):

    Area:                                         85.00%

    Current Cost:                                 103.00%

    Times Local:                                  93.00%
                                                  ------

  Total Factor:                                   81.42%

  Adj. Base Cost PSF:                                          $39.08

TOTAL BASE BUILDING COST:                                                               $46,749,450

  Plus Segregated Cost:

  Built Ins                         Number        Unit Cost    Total Cost
                                    ------        ---------    ----------

    Oven/Range                       1,326        $300         $397,800

    Refrigerator                     1,326        $325         $430,950

    Disposal                         1,326        $75          $99,450

    Dishwashers                      1,326        $200         $265,200

  Total Built Ins                                                                        $1,193,400

  Swimming Pools                                                                           $300,000

  Fences, Gates                                                                            $500,000

  Parking/Drives/Walkways
   (500,000 SF -
   asphalt and concrete)                                                                 $1,037,000

  Landscaping                                                                              $750,000

  Carports                                                                               $1,140,000
                                                                                         ----------

  Total Direct Cost                                                                     $51,669,850

II. Exclusions

  Foundation:                       598,125       $1.50                                  ($897,188)

  Site Work:                                                                           ($1,033,397)

  Below Ground Piping
   & Mechanicals                                                                         ($258,349)

  Swimming Pools:                                                                        ($300,000)

  Fences, Gates:                                                                         ($500,000)

  Parking/Drives/etc.:                                                                 ($1,037,000)

  Total Exclusions:                                                                    ($4,025,934)
                                                                                       ------------

  INSURABLE VALUE:                                                                      $47,643,916

  ROUNDED:                                                                              $47,640,000
===================================================================================================


C97-604                    O'Connor and Associates                      Page 197

                                ENGAGEMENT LETTER

July 9, 1997                         VIA FAX & U.S. MAIL

Mr. Pat O'Connor, MAI
O'Connor & Associates
2000 N. Loop West, Suite 110
Houston, TX 77018

RE:   Nob Hill Apartments

Dear Mr. O'Connor:

This letter and the attached Rider (the "Rider") which is incorporated herein confirm our agreement that your firm will provide L.J. Melody & Company ("L.J. Melody") with an Appraisal Report that meets the requirements of the Uniform Standards of Professional Appraisal Practice as adopted by the Appraisal Institute (the "Report") on the commercial real estate (the "Property") identified below:

                                    Nob Hill Apartments
                                    5410 N. Braeswood
                                    Houston, TX 77096

The Report will cover the matters set forth in the attached Instructions, in accordance with the terms of those instructions. You expect to deliver the full narrative Report to us on or before August 11, 1997 (the "Delivery Date"), but in any event you will deliver the Report before August 12, 1997.

For your services, we agree to pay a fee of $4,000 within 14 days of the receipt of the final Report. Should the Report not be received in our office by the Delivery Date, said fee shall be reduced by $100 for each business day beyond the Delivery Date until the Report is received. You will act as an independent contractor, and not as an employee or agent of the undersigned.

It is further agreed that the completion of this Report and the inspection of the subject property and the comparables may not be subcontracted. It is understood that all persons providing significant professional assistance in the preparation of this Report will be identified and their qualifications presented in the Report. The person or persons who have physically inspected the subject Property and the comparables must sign the final Report. An appraiser with an MAI designation must sign the Report and indicate if he or she has personally inspected die subject Property.

Within the standards required by USPAP, L.J. Melody is particularly interested in seeing a high level of attention focused on the following:

o Actual contractual rents per the lease at comparable properties vs asking rents
o The cost approach to value where the circumstances of the property suggest it
o     The inclusion of an insurable value replacement cost grid in every case

Mr. Pat O'Connor, MAI
Page Two
July 9, 1997

o     The inclusion of a land value in every case
o     Lease provisions that effect value
o     Anchor tenants and leases
o     Market trends that may impact the subject's net cash flows in the future
o Historical sales and economic trends which may affect the property's tenants
o Market vacancy rates and projected down time for in-line and anchor tenants

The Report should be addressed to L.J. Melody & Company, such other persons as may be designated by L.J. Melody & Company, and their respective successors and assigns. The Report should include a statement that (i) the Report may be relied upon by L.J. Melody & Company in determining whether to make a loan evidenced by a note (the "Property Note") secured by the Property, (ii) the Report may be relied upon by any purchaser in determining whether to purchase the Property Note from the undersigned and by any rating agency rating securities issued by or representing an interest in the Mortgage Note, (iii) the Report may be referred to in and included with materials offering for sale the Property Note or an interest in the Property Note, (iv) persons who acquire the Property Note or an interest in the Property Note may rely on the Report, and (v) the Report speaks only as of its date in the absence of a specific written update of the Report signed and delivered by you. The Report shall remain the sole property of L.J. Melody & Company and shall not be assigned. without written permission, to any other entity.

Please forward 3 original "hard" copies of the Report and a copy on a 3 1/2" computer disk together with an unbound set of the photographs of the properties which are contained in the report by the date stated above to my attention at the following address:

                              L.J. Melody & Company
                        4675 MacArthur Court, Suite 1425
                             Newport Beach, CA 92660

    Also, please forward one original copy of the report to Merrill Lynch.

Mr. Pat O'Connor, MAI
Page Three
July 9, 1997

Your signature below and on the attached Rider reflect your agreement with the terms and conditions of this engagement. Please sign and return this Engagement Letter and Rider to the address below and keep a copy for your files:

                              L.J. Melody & Company
                        4675 MacArthur Court, Suite 1425
                       Newport Beach, CA 92660 Sincerely,

Sincerely,


/s/ Ernie Iriarte

Ernie Iriarte
Vice President

Accepted and Agreed:


By: /s/ [Illegible]
    ------------------------

Title: President
    ------------------------

Date: 7/10/97
    ------------------------

Attachment: Rider to Engagement Letter

                           RIDER TO ENGAGEMENT LETTER

      Rider to Engagement Letter, dated as of July 9, 1997, by and between L.J. Melody & Company and O'Connor & Associates, (the "Consultant") (collectively, the "Engagement Letter").

      NOW, THEREFORE, in consideration of the covenants and agreements set forth in the Engagement Letter and set forth herein, the parties hereto agree as follows:

      1. Termination for Cause. This Engagement Letter may be terminated by L.J. Melody for cause at any time upon 10 days advance notice from L.J. Melody to the Consultant. Upon any such termination, the Consultant shall be entitled to all arrearages of amounts to be paid pursuant to this Engagement Letter, but shall not be entitled to any further compensation.

      2. Covenant Not to Disclose. The Consultant covenants and agrees that it will not, to the detriment of L.J. Melody, at any time during or after the termination of its association with L.J. Melody, whether under this Engagement Letter or otherwise, reveal, divulge or make known to any person (other than L.J. Melody or its affiliates) or use for its own account any confidential or proprietary records, data, trade secrets or any other confidential or proprietary information whatever (the "Confidential Information") previously used by L.J. Melody to date or during the engagement and made known (whether or not with the knowledge and permission of L.J. Melody, and whether or not developed, devised or otherwise created in whole or in part by the efforts of the Consultant) to the Consultant by reason of its association with L.J. Melody. The Consultant further covenants and agrees that it shall retain all such knowledge and information which it shall acquire or develop respecting such Confidential Information in trust for the sole benefit of L.J. Melody and its successors and assigns.

      3. Business Materials, Covenant to Report. All written materials, records and documents made by the Consultant or coming into its possession concerning the business or affairs of L.J. Melody shall be the sole property of L.J. Melody and, upon the termination of its association with L.J. Melody or upon the request of L.J. Melody at any time, the Consultant shall promptly deliver the same to L.J. Melody and shall retain no copies thereof. The Consultant agrees to render to L.J. Melody such reports of the activities undertaken by the Consultant or conducted under the Consultant's direction pursuant hereto during the Consulting Period as L.J. Melody may request.

      4. Specific Performance. Without intending to limit the remedies available to L.J. Melody, the Consultant further agrees that damages at law will be an insufficient remedy to L.J. Melody in the event that the Consultant violates the terms of Sections 2. or 3. of this Rider, and that L.J. Melody may apply for and obtain injunctive relief in any court of competent jurisdiction to restrain the breach or threatened breach of, or otherwise to specifically enforce, any of the covenants of such Sections. The parties hereto understand that each of the covenants of the Consultant contained in Section 2. And 3. of this Rider is an essential element of the Engagement Letter.

      5. Entire Agreement. This Engagement Letter contains the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof.

      6. Amendments and Waivers. This Engagement Letter may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, by an instrument in writing, waive compliance by the other party with any term or provision of this Engagement Letter on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision of this Engagement Letter shall not be construed as waiver of any subsequent breach.

      7. Section Headings. The section headings contained in this Engagement Letter are for reference purposes only and shall not be deemed to be part of this Engagement Letter or to control or affect the meaning or construction of any provision of this Engagement Letter.

      8. Severability. If any term or provision of this Engagement Letter is held or deemed to be invalid or unenforceable, in whole or in part, by a court of competent jurisdiction, this Engagement Letter shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Engagement Letter.

      9. Governing Law. This Engagement Letter shall be governed by and construed in accordance with the laws of California.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Rider to Engagement Letter as of the date first above written.

                                                      L.J. Melody & Company


                                                   By: /s/ [Illegible]
                                                       --------------------

                                                   Title: Vice President
                                                         ------------------

                                                       CONSULTANT:


                                                   By: /s/ [Illegible]
                                                       --------------------

                                                   Title: President
                                                         ------------------

                                          DCF ASSUMPTIONS

File            : Dcf
Property Type   : Apartment
Portfolio       : ML                                                 Page:  1

                                    NOB HILL
                                5410 N. BRAESWOOD
                                     HOU, TX

                                Input Assumptions

PROPERTY DESCRIPTION                             PROPERTY TIMING
Name:                 NOB HILL                     Analysis Start Date:   8/97
Address:              5410 N. BRAESWOOD            First Year Ends:       7/98
City:                 HOU                          Years of Analysis:     10
State:                TX
Zip:
Portfolio:            ML
Property Type:        Apartment


AREA MEASURES

       Label                    Area
-------------------------------------------------------
   Property Size                 1,188,324 Units
   Alt. Prop. Size                       1 SqFt


GENERAL INFLATION
  Inflation Method:           Fiscal
  Inflation Rate:             3.5


MISCELLANEOUS REVENUES

   Name                            Acct Code             Amount   Units        Area         Frequency          % Fixed
   ------------------------        ---------             ------   -----        ----         ---------          -------
   OTHER INCOME                                         175,032   $Amount                   /Year                100


APARTMENT OPERATING EXPENSES
   Name                            Acct Code             Amount  Units         Area         Frequency          % Fixed
   ------------------------        ---------             ------  -----         ----         ---------          -------
   TAXES                                                878,629   $Amount                   /Year                100
   INSURANCE                                            297,081   $Amount                   /Year                100
   UTILITIES                                          1,782,486   $Amount                   /Year                100
   MANAGEMENT                                                 4   %ofEGR
   MAINTENANCE                                          760,527   $Amount                   /Year                100
   PAYROLL                                            1,128,908   $Amount                   /Year                100
   ADMINISTRATIVE                                       332,731   $Amount                   /Year                100
   RESERVES                                             265,200   $Amount                   /Year                100

GENERAL VACANCY
  Option:                     Percent of All Rental Revenue
  Percent Based on Revenue Minus Absorption and Turnover Vacancy: No Reduce General Vacancy Result by Absorption & Turnover Vacancy: Yes
  Rate:                       7


Apartment Rent Schedule

       Unit Type            Unit       Total          Current     Current   Current        Market       Maximum     Mos to
   No. Description          Size       Units            Rent      Term       Occup.        Leasing      Occup.      Absorb
   --- -----------          ----       -----            ----      ----       ------        -------      ------      ------
    1  l/l                     670       320             565          6                  M670
    2  1/1                     756        84             595          6                  M756
    3  1/1                     798        37             610          6                  M798
    4  2/1                     850       183             620          6                  M850
    5  2/1                     900       100             645          6                  M900
    6  2/1                     930       120             670          6                  M930
    7  2/1                     936        20             660          6                  M936
    8  2/1.3                   942        60             665          6                  M942
    9  2/2                   1,050       110             760          6                  MiOSO
   10  2/2                   1,054        66             705          6                  M1054
   11  2/2                   1,066        92             750          6                  M1066
   12  2/2                   1,120        22             815          6                  M1120
   13  2/2                   1,210        28             875          6                  M1210
   14  2/2                   1,240        74             895          6                  M1240
   15  3/2                   1,282         4           1,025          6                  M1282
   16  3/2                   1,440         2           1,215          6                  M1440
   17  3/3                   1,770         4           1,365          6                  M1770


                            (continued on next page)

File            : Dcf
Property Type   :Apartment
Portfolio       : ML                                                   Page:  2

                                    NOB HILL
                                5410 N. BRAESWOOD
                                     HOU, TX

                                Input Assumptions
                         (continued from previous page)

MARKET LEASING ASSUMPTIONS

   Leasing Assumptions Category: M670
                                       New Market         Renewal Mkt              Term 2               Term 3               Term 4
    Renewal Probability                                            75
    Market Rent                            565.00
    Months Vacant                               0                   0
    Preparation Costs                        0.00
    Leasing Costs                               0
    Rent Abatements                             0
   NON-WEIGHTED ITEMS
    Term Lengths                                6


   Leasing Assumptions Category: M756
                                       New Market         Renewal Mkt              Term 2               Term 3               Term 4
    Renewal Probability                                            75
    Market Rent                            595.00
    Months Vacant                               0                   0
    Preparation Costs                        0.00
    Leasing Costs                               0
    Rent Abatements                             0
   NON-WEIGHTED ITEMS
    Term Lengths                                6


   Leasing Assumptions Category: M850
                                       New Market         Renewal Mkt              Term 2               Term 3               Term 4
    Renewal Probability                                           75
    Market Rent                           620.00
    Months Vacant                              0                   0
    Preparation Costs                       0.00
    Leasing Costs                              0
    Rent Abatements                            0
   NON-WEIGHTED ITEMS
    Term Lengths                              12


   Leasing Assumptions Category: M798
                                       New Market         Renewal Mkt              Term 2               Term 3               Term 4
    Renewal Probability                                           75
    Market Rent                           610.00
    Months Vacant                              0                   0
    Preparation Costs                       0.00
    Leasing Costs                              0
    Rent Abatements                            0
   NON-WEIGHTED ITEMS
    Term Lengths                              12


   Leasing Assumptions Category: M900
                                       New Market         Renewal Mkt              Term 2               Term 3               Term 4
    Renewal Probability                                            75
    Market Rent                            645.00
    Months Vacant                               0                   0
    Preparation Costs                        0.00
    Leasing Costs                               0
    Rent Abatements                             0
   NON-WEIGHTED ITEMS
    Term Lengths                               12

                            (continued on next page)

File            : Dcf
Property Type   : Apartment
Portfolio       ML                                                     Page :3

                                    NOB HILL
                                5410 N. BRAESWOOD
                                     HOU, TX

                                Input Assumptions
                         (continued from previous page)

  Leasing Assumptions Category: M930
                                       New Market         Renewal Mkt              Term 2               Term 3               Term 4
    Renewal Probability                                          75
    Market Rent                         670.00
    Months Vacant                            0                    0
    Preparation Costs                     0.00
    Leasing Costs                            0
    Rent Abatements                          0
  NON-WEIGHTED ITEMS
    Term Lengths                            12


   Leasing Assumptions Category: M936
                                       New Market         Renewal Mkt              Term 2               Term 3               Term 4
     Renewal Probability                                          75
     Market Rent                        660.00
     Months Vacant                           0                     0
     Preparation Costs                    0.00
     Leasing Costs                           0
     Rent Abatements                         0
   NON-WEIGHTED ITEMS
     Term Lengths                           12

   Leasing Assumptions Category: M942
                                       New Market         Renewal Mkt              Term 2               Term 3               Term 4
    Renewal Probability                                           75
    Market Rent                          665.00
    Months Vacant                             0                    0
    Preparation Costs                      0.00
    Leasing Costs                             0
    Rent Abatements                           0
   NON-WEIGHTED ITEMS
    Term Lengths                              6


   Leasing Assumptions Category: Ml054
                                       New Market         Renewal Mkt              Term 2               Term 3               Term 4
    Renewal Probability                                           75
    Market Rent                           705.00
    Months Vacant                              0                   0
    Preparation Costs                       0.00
    Leasing Costs                              0
    Rent Abatements                            0
   NON-WEIGHTED ITEMS
    TermLengths                               12


   Leasing Assumptions Category: Ml050
                                       New Market         Renewal Mkt               Term 2              Term 3              Term 4
    Renewal Probability                                           75
    Market Rent                           760.00
    Months Vacant                              0                   0
    Preparation Costs                       0.00
    Leasing Costs                              0
    Rent Abatements                            0
   NON-WEIGHTED ITEMS
    Term Lengths                              12


   Leasing Assumptions Category: Ml120
                                       New Market         Renewal Mkt               Term 2              Term 3               Term 4
     Renewal Probability                                          75
     MarketRent                           815.00
     Months Vacant                             0                   0
     Preparation Costs                      0.00
     Leasing Costs                             0
     Rent Abatements                           0
   NON-WEIGHTED ITEMS
     Term Lengths                             12

                            (continued on next page)

File            : Dcf
Property Type   : Apartment
Portfolio       : ML                                                  Page   4

                                    NOB HILL
                                5410 N. BRAESWOOD
                                     HOU, TX

                                Input Assumptions
                         (continued from previous page)

   Leasing Assumptions Category: Ml240
                                       New Market         Renewal Mkt              Term2                Term 3               Term 4
     Renewal Probability                                           75
     Market Rent                           895.00
     Months Vacant                              0                   0
     Preparation Costs                       0.00
     Leasing Costs                              0
     Rent Abatements                            0
   NON-WEIGHTED ITEMS
     Term Lengths                              12


   Leasing Assumptions Category: M1210
                                       New Market         Renewal Mkt               Term 2              Term 3              Term 4
    Renewal Probability                                            75
    Market Rent                            875.00
    Months Vacant                               0                   0
    Preparation Costs                        0.00
    Leasing Costs                               0
    Rent Abatements                             0
   NON-WEIGHTED ITEMS
    TermLengths                                12


   Leasing Assumptions Category: Ml282
                                       New Market         Renewal Mkt              Term2                Term3                Term4
    Renewal Probability                                            75
    Market Rent                          1,025.00
    Months Vacant                               0                   0
    Preparation Costs                        0.00
    Leasing Costs                               0
    Rent Abatements                             0
   NON-WEIGHTED ITEMS
    Term Lengths                               12


   Leasing Assumptions Category: Ml440
                                       New Market         Renewal Mkt               Term 2              Term 3              Term 4
    Renewal Probability                                           75
    Market Rent                         1,215.00
    Months Vacant                              0                   0
    Preparation Costs                       0.00
    Leasing Costs                              0
    Rent Abatements                            0
   NON-WEIGHTED ITEMS
    Term Lengths                              12


   Leasing Assumptions Category: Ml770
                                       New Market         Renewal Mkt               Term 2              Term 3              Term 4
    Renewal Probability                                            75
    Market Rent                          1,365.00
    Months Vacant                               0                   0
    Preparation Costs                        0.00
    Leasing Costs                               0
    Rent Abatements                             0
   NON-WEIGHTED ITEMS
    Term Lengths                               12


   Leasing Assumptions Category: S885
                                       New Market         Renewal Mkt               Term 2              Term 3               Term 4
    Renewal Probability                                            75
    Market Rent                            575.00
    Months Vacant                               0                   0
    Preparation Costs                        0.00
    Leasing Costs                               0
    Rent Abatements                             0
   NON-WEIGHTED ITEMS
    Term Lengths                               12

                            (continued on next page)

File            : Dcf
Property Type   : Apartment
Portfolio       : ML                                                  Page    5

                                    NOB HILL
                                5410 N. BRAESWOOD
                                     HOU, TX

                                Input Assumptions
                         (continued from previous page)

   Leasing Assumptions Category: S890
                                       New Market         Renewal Mkt              Term2                Term3                Term4
    Renewal Probability                                          75
    Market Rent                            625.00
    Months Vacant                               0                 0
    Preparation Costs                        0.00
    Leasing Costs                               0
    Rent Abatements                             0
   NON-WEIGHTED ITEMS
    TermLengths                                12


   Leasing Assumptions Category: S1000
                                      New Market          Renewal Mkt              Term 2               Term 3               Term 4
    Renewal Probability                                          75
    Market Rent                           700.00
    Months Vacant                              0                  0
    Preparation Costs                       0.00
    Leasing Costs                              0
    Rent Abatements                            0
   NON-WEIGHTED ITEMS
    Term Lengths                              12


   Leasing Assumptions Category: S1008
                                       New Market         Renewal Mkt              Term 2               Term 3               Term 4
    Renewal Probability                                           75
    Market Rent                           680.00
    Months Vacant                              0                   0
    Preparation Costs                       0.00
    Leasing Costs                              0
    Rent Abatements                            0
   NON-WEIGHTED ITEMS
    Term Lengths                              12


   Leasing Assumptions Category: S1108
                                       New Market         Renewal Mkt               Term 2              Term 3               Term 4
    Renewal Probability                                           75
    Market Rent                           775.00
    Months Vacant                              0                   0
    Preparation Costs                       0.00
    Leasing Costs                              0
    Rent Abatements                            0
   NON-WEIGHTED ITEMS
    Term Lengths                              12


   Leasing Assumptions Category: S1168
                                       New Market         Renewal Mkt               Term 2              Term 3               Term 4
    Renewal Probability                                           75
    Market Rent                            775.00
    Months Vacant                               0                  0
    Preparation Costs                        0.00
    Leasing Costs                               0
    Rent Abatements                             0
   NON-WEIGHTED ITEMS
    Term Lengths                               12


   Leasing Assumptions Category: Ml066
                                       New Market         Renewal Mkt               Term 2              Term 3               Term 4
    Renewal Probability                                           75
    Market Rent                           750.00
    Months Vacant                              0                   0
    Preparation Costs                       0.00
     Leasing Costs                             0
     Rent Abatements                           0
   NON-WEIGHTED ITEMS
    Term Lengths                              12

                            (continued on next page)

File            : Dcf
Property Type   : Apartment
Portfolio       : ML                                                   Page   6

                                    NOB HILL
                                5410 N. BRAESWOOD
                                     HOU, TX

                                Input Assumptions
                         (continued from previous page)

PROPERTY RESALE
  Initial Purchase Price:     0
  Option:                     Capitalize Net Operating Income
  Cap Rate:                   10.25
  Resale Commission (%):      5
   Apply Rate to following year income: Yes
   Calculate Resale for All Years: Yes

                               PRESENT VALUE DISCOUNTING
                                 Unleveraged Discount Range
                                    Low Discount Rate:            11.25
                                    High Discount Rate:           12.25
                                    Increment:                      0.5
                                 Discount Method: Annually (Endpoint on Cash
                                                  Flow & Resale)

                                   RENT ROLL

QCRM410                                     RENT ROLL REPORT                                                            PAGE 1
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:17:54
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  001  01  A    COOPER FOR ANDREWS    C  670  565.00  540.00  01    05/03/96  12M  05/31/97          100.00   40.00   06/97
             1B1B                                                                                        0.00           40.00

01  002  01  A    LIONG, ELAINE         C  670  565.00  565.00  01    02/21/96  12M  02/28/97          110.00    0.00   04/97
             1B1B                                                                                        0.00           20.00

01  003  01  B-L  SUUIUN SHARON         C  756  585.00  560.00  01    10/21/94  M-M  10/31/95          300.00    0.00   11/96
             1B1B                                                                                        0.00            0.00

01  004  01  B-L  DARNEILLE, KATHY      C  756  5B5.00  560.00  01    01/13/96  12M  01/31/98          150.00    0.00
             1B1B                                                                                        0.00            0.00

01  005  01  B    BANDEMIER CYNTHIA     C  756  605.00  595.00  01    05/22/96  06M  11/30/97          100.00    0.00   06/97
             1B1B                                                                                        0.00           10.00

01  006  01  B    HUME, MARY J.         C  756  605.00  555.00  01    09/03/94  12M  02/28/98          300.00    0.00   03/97
             1B1B                                                                                        0.00           25.00

01  007  01  G-P  ***MCBRIDE, SUE       C 1210  895.00  895.00  01    07/20/96  M-M  08/31/96            0.00    0.00
             2B2B                                                                                        0.00            0.00

01  008  01  G-U  RANKEY, EUGENE/KELLY  C 1210  870.00  795.00  01    07/22/96  12M  07/31/97          300.00    0.00
             2B2B                                                                                        0.00            0.00

01  009  01  G-P  MUELLER KEN & MIRIAM  C 1210  895.00  875.00  01    03/30/95  12M  03/31/98          210.00    0.00   04/97
             2B2B                                                                                        0.00           15.00

01  010  01  G-U  HILL / JOHNSON        C 1210  870.00  835.00  01    10/24/94  12M  02/28/97          210.00    0.00   03/97
             2B2B                                                                                        0.00           10.00

01  011  01  A    CAVASOS ELIZABETH     C  670  565.00  550.00  01    04/30/96  12M  04/30/98          110.00    0.00   05/97
             1B1B                                                                                        0.00           25.00

01  012  01  A    VELASCO, MORAIMA      C  670  565.00  535.00  01    07/27/96  06M  07/31/97          100.00    0.00
             1B1B                                                                                        0.00            0.00

01  013  01  G-P  BERGER IRENE S.       C 1210  895.00  860.00  01    08/09/94  12M  10/31/97          110.00    0.00   11/96
             2B2B                                                                                        0.00            0.00

01  014  01  G-U  HOLMES, DOROTHY ANN   C 1210  870.00  795.00  01    11/01/93  12M  09/30/97          410.00    0.00   11/95
             2B2B                                                                                        0.00            0.00

01  015  01  G-P  GALLEY/JONES          C 1210  895.00  860.00  01    08/01/96  12M  07/31/97          100.00    0.00
             2B2B                                                                                        0.00            0.00

01  016  01  G-U  KOSINA, KIM/CHAD      C 1210  870.00  870.00  01    06/20/97  12M  06/30/98          120.00    0.00
             2B2B                                                                                        0.00            0.00

01  017  01  A    CHAMBERS, MARK L.     0  670  565.00  525.00  01    06/13/87  M-M  06/30/96 05/14/97  70.00  262.50   07/96
             1B1B                                                                             06/15/97 200.00           15.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 2
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:18:32
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  017      A    VACANT                   670  565.00
             1B1B
01  018  01  A    DALY SEAN             C  670  565.00  525.00  01   06/30/95   M-M  06/30/96          100.00     0.00   07/96
             1B1B                                                                                        0.00             5.00

01  019  01  G P  URQUHART, THOMAS      C 1210  895.00  875.00  01   06/01/94   012  05/31/95          210.00     0.00   04/97
             2B2B                                                                                        0.00            15.00

01  020  01  G-U  OTTO, DOROTHY         C 1210  870.00  850.00  01   07/15/90   12M  02/28/97          210.00     0.00   04/97
             2B2B                                                                                        0.00            15.00

01  021  01  G-P  KUGLER, W. J./MARY    C 1210  895.00  860.00  01   09/04/96   12M   09/30/97          110.00    0.00
             2B2B                                                                                         0.00           0.00

01  022  01  G-U  JONES, LAMONT/FERN    C  121  870.00  820.00  01   07/01/96   M-M  06/30/97           300.00    0.00   07/97
             2B2B                                                                                         0.00           25.00

01  023  01  B    BECHDOL, SHILA        C  756  605.00  595.00  01   04/01/97   06M  09/30/97           310.00    0.00
             1B1B                                                                                         0.00            0.00

01  024  01  B    FROHLICH, JANET       C  756  605.00  575.00  01   5/14/93    12M  04/30/98           300.00    0.00   11/96
             1B1B                                                                                         0.00            0.00

01  025  01  B-L  MCDANIEL, ANDREW G.   C  756  585.00  560.00  01  10/30/95    12M  10/31/97           100.00    0.00   11/96
             1B1B                                                                                         0.00            0.00

01  026  01  B-L  TERRY, SUZANNE        C  756  585.00  575.00  01   11/30/88   12M  03/31/98           200.00    0.00   04/97
             1B1B                                                                                         0.00           25.00

01  027  01  A    SCHERKENBACH, JOHN L  C  670  565.00  565.00  01   02/10/97   06M  08/31/97           100.00    0.00
             1B1B                                                                                         0.00            0.00

01  028  01  A    GRAVEL, DIANE         C  670  565.00  565.00  01   05/31/86   M-M  02/31/95           275.00    0.00   04/97
             1B1B                                                                                         0.00           20.00

01  029  01  E    ROTSTEIN, ANNA        C  942  695.00  655.00  01   03/11/78   12M  02/28/97             0.00    0.00   03/97
             2B1B                                                                                         0.00           25.00

01  030  01  E    HALE, ELTON           C  942  695.00  660.00  01   07/15/78   M-M  01/31/79           110.00    0.00   11/96
             2B1B                                                                                         0.00            0.00

01  031  01  E    DAVIS, CECIL          C  942  695.00  660.00  01   03/06/92   12M  02/28/98            10.00    0.00   03/97
             2B1B                                                                                         0.00           20.00

01  032  01  E    CHOUDHURY, ANIRUDDHA  C  942  695.00  660.00  01   08/30/96   12M  08/31/97           110.00    0.00
             2B1B                                                                                         0.00            0.00

01  033  01  A-L  RATHGERBER, JUDY      C  670  540.00  520.00  01   06/01/95   06M  11/30/95           160.00   20.00-  03/97
             1B1B                                                                                         0.00           20.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 3
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:19:1
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  034  01  A-L  GRAYSON, JOANN        C  670  540.00  525.00  01   02/05/93   M-M 09/31/93            270.00    0.00   05/97
             1B1B                                                                                         0.00            5.00

01  035  02  C-L  GARDNER, NIKKI        C  850  620.00  590.00  01   05/10/97   12M 05/30/98            100.00    0.00
             2B1B                                                                                         0.00            0.00

01  036  01  C-L  DEREVYANSKI (RYSIN)   C  850  620.00  570.00  01   06/15/96   12M 07/31/97             100.00   0.00
             2B1B                                                                                          0.00           0.00

01  037  01  C    AHMAD ANWAR           C  850  645.00  620.00  01   06/29/95   09M 05/31/97             110.00   0.00   06/97
             2B1B                                                                                          0.00          25.00

01  038  01  C    KONIECZNY/COLCA       C  850  645.00  595.00  01   02/22/97   06M 08/31/97             100.00   0.00
             2B1B                                                                                          0.00           0.00

01  039  01  A    SKOBEL HELEN          C  670  565.00  565.00  01   03/27/96   06M 09/30/96             110.00   0.00   04/97
             1B1B                                                                                          0.00          20.00

01  040  01  A    HARP, STEPHEN R.      C  670  565.00  535.00  01   05/01/94   M-M 08/31/96             150.00   0.00   09/96
             1B1B                                                                                          0.00           0.00

01  041  01  A    VARTERSSIAN, V        C  670  565.00   95.00  01   08/20/95   12M 02/28/98              60.00   0.00   03/97
             1B1B                                                                                          0.00          25.00

01  042  01  A    HAWKINS, JANE         C  670  565.00  565.00  01   12/15/95   12M 12/31/96             510.00   0.00   04/97
             1B1B                                                                                          0.00          20.00

01  043  01  C    DORAN, BRETT/SHAWNA   C  850  645.00  620.00  01   08/19/96   09M 05/31/98             400.00   0.00   06/97
             2B1B                                                                                          0.00          25.00

01  044  01  C    ZHENG, JI/CHU-FENG    C  850  645.00  595.00  01   03/28/96   06M 09/30/97             110.00   0.00
             2B1B                                                                                          0.00           0.00

01  045  01  C-L   MOORING, ANNIE/CHARL C  850  620.00  610.00  01   02/03/96   M-M 02/28/97             100.00   0.00   07/97
             2B1B                                                                                          0.00           5.00

01  046  01  C-L   ANDRADE, MELANIE     C  850  620.00  570.00  01   01/26/97   06M 07/31/97             400.00   0.00
             2B1B                                                                                          0.00           0.00

01  047  01  A-L   DECANDITIS, GERARD   C  670  540.00  525.00  01   02/15/97   06M 08/31/97             150.00   0.00
             1B1B                                                                                          0.00           0.00

01  048  01  A-L   BARRON, ANNA MARIE   C  670  540.00  500.00  01   07/28/88   12M 08/31/97             120.00   0.00   09/95
             1B1B                                                                                          0.00           0.00

01  049  01  E     THOMAS/HENSON        0  942  695.00  660.00  01   11/21/96   06M 05/31/97 04/15/97    100.00   0.00
             2B1B                                                                            05/31/97      0.00           0.00

01  049  02  E    COOLEY / WOOD         N  942  695.00  695.00  01   07/01/99                              0.00   0.00
             2B1B                                                                                          0.00           0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 4
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:19:50
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  049      E    VACANT                C 942  695.00
             2B1B

01  050  01  E    BLYTH, TINA           C 942  695.00  640.00   01   08/10/96   12M  08/31/97          210.00      0.00
             2B1B                                                                                        0.00              0.00

01  051  01  E    ASELIN, CLAIRE        C 942  695.00  665.00   01   05/24/91   012  05/31/98          210.00      0.00   06/97
             2B1B                                                                                        0.00             25.00

01  052  01  E    LEWIS JO DEYCE        C 942  695.00  635.00   01   04/01/95   12M  03/31/98           90.00      0.00   04/97
             2B1B                                                                                        0.00             25.00

01  053  02  A-L  SANDERS, LEROY        C 670  540.00  525.00   01   06/07/97   12M  06/30/98          110.00      0.00
             1B1B                                                                                        0.00              0.00

01  054  01  A-L  SERICE, JANET         C 670  540.00  495.00   01   09/14/96   12M  09/30/97          110.00      0.00
             1B1B                                                                                        0.00              0.00

01  055  02  A-L  HARWOOD, WENDY        C 670  540.00  525.00   01   04/12/97   09M  01/31/98          410.00      0.00
             1B1B                                                                                        0.00              0.00

01  056  01  A-L  SIMON, SARA           C 670  540.00  540.00   01   06/07/97   12M  06/30/98          100.00    108.00-
             1B1B                                                                                        0.00              0.00

01  057  01  A    NEWELL, VERA H.       C 670  565.00  525.00   01   0/12/92    12M  07/31/97          110.00      0.00   08/96
             1B1B                                                                                        0.00              0.00

01  058  01  A    GOODMAN, JOHN         C 670  565.00  545.00   01  06/26/91    012  02/28/97          150.00      0.00   03/97
             1B1B                                                                                        0.00             25.00

01  059  01  A    YORK, JEAN            C 670  565.00  565.00   01  09/15/95    06M  02/28/97          110.00      0.00   04/97
             1B1B                                                                                        0.00             20.00

01  060  01  A    AZAD ABUL SABERA      C 670  565.00  545.00   01  06/03/95    12M  05/30/98          110.00      0.00   06/97
             1B1B                                                                                        0.00             25.00

01  061  01  A    WISEMAN, TERRY/LENA   C 670  565.00  545.00   01 09/01/95     12M  08/31/97          100.00      0.00
             1B1B                                                                                        0.00              0.00

01  062  01  A    WERDENE, CARMEN       C 670  565.00  525.00   01 06/12/96     12M  06/30/98          110.00      0.00
             1B1B                                                                                        0.00              0.00

01  063  01  A    KAY, ESTER            C 670  565.00  545.00   01 08/15/97     12M  08/31/97            0.00      0.00   01/96
             1B1B                                                                                        0.00              0.00

01  064  01  A    BOND, LAURENA         C 670  565.00  545.00   01 05/01/93     M-M  03/01/96          250.00      0.00   04/97
             1B1B                                                                                        0.00             25.00

01  065  01  A    OWEN, TOM             C 670  565.00  535.00   01 08/14/96     06M  08/31/97          100.00      0.00
             1B1B                                                                                        0.00              0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 5
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:20:28
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R   BALANCE   AMOUNT
===================================================================================================================================
01  066  02  A    ABU-HASAN, MUTASIM    N 670 565.00   565.00   01   07/01/99                          100.00    0.00
             1B1B                                                                                        0.00              0.00

01  066      A    VACANT                  670 565.00
             1B1B

01  067  01  A    LEDER, IRVIN          C 670 565.00   565.00   01   09/06/67   M-M 12/30/89           10.00    0.00     05/97
             1B1B                                                                                        0.00             20.00

01  068  01  A    SKILLAS MARIA         C 670 565.00   545.00   01   08/11/95   12M 08/31/97           110.00    0.00
             1B1B                                                                                        0.00              0.00

01  069  01  A-L  LOSS, IRENE           C 670 540.00   495.00   01   09/07/96   12M 09/30/97           110.00    0.00
             1B1B                                                                                        0.00              0.00

01  070  01  A-L  ELLIS, CHARLES        C 670 540.00   525.00   01   12/01/93   06M 08/31/96           100.00    0.00     04/97
             1B1B                                                                                        0.00              5.00

01  071  01  A-L  SIMPSON,THOMAS        C 670 540.00   495.00   01   08/10/96   12M 08/31/97           110.00    0.00
             1B1B                                                                                        0.00              0.00

01  072      A-L  VACANT                  670 540.00
             1B1B

01  073  01  A    AIELLO, JOSEPH        C 670 565.00   520.00   01   05/01/89   12M 08/31/97           160.00    0.00     02/96
             1B1B                                                                                        0.00              0.00

01  074  01  A    BELLIS, DEBORAH       C 670 565.00   545.00   01   06/20/95   12M 12/31/96           210.00    0.00     03/97
             1B1B                                                                                        0.00             15.00

01  075  01  D    FLOYD, EVELYN         C 930 695.00   660.00   01   06/15/96   M-M 06/30/98           100.00    0.00     07/97
             2B1B                                                                                        0.00             25.00

01  076  01  D    NETHERLAND, SHARON    C 930 695.00   650.00   01   07/01/95   M-M 06/30/97           110.00    0.00     07/97
             2B1B                                                                                        0.00             25.00

01  077  01  D    BRENNER, ARLIENE      C 930 695.00   670.00   01   05/08/71   M-M 11/31/84            10.00    0.00     05/97
             2B1B                                                                                        0.00             10.00

01  078  01  D    BARTLETT, SANDRA      C 930 695.00   650.00   01   05/01/84   12M 08/31/97           410.00    0.00     09/96
             2B1B                                                                                        0.00              0.00

01  079  01  D    MARZAN, KATHERINE     C 930 695.00   650.00   01   06/25/93   M-M 10/31/96           320.00    0.00     11/96
             2B1B                                                                                        0.00              0.00

01  080  01  D    LILLEY, HESTER JANE   C 930 695.00   650.00   01   08/18/79   12M 08/31/97           210.00    0.00     09/96
             2B1B                                                                                        0.00              0.00

01  081  01  D    BILLINGSLEY, CAROLE   C 930 695.00   650.00   01   06/25/94   M-M 06/30/97           110.00    0.00     07/97
             2B1B                                                                                        0.00             25.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 6
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:21:0?
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T SQFT  MARKET  ACTUAL   DUE   MOVE-IN  TRM  EXPIRES  MOVE-OUT  L-M-R   BALANCE    AMOUNT
===================================================================================================================================
01  082  01  D    FARLEY, ELEANOR       C 930   695.00   650.00   01   12/30/96 06M 06/30/97            210.00       0.00
             2B1B                                                                                         0.00               0.00

01  083  01  C    WILMOTH KELLY A.      C 850   645.00   615.00   01   09/17/94 M-M 04/30/95            110.00       0.00   05/97
             2B1B                                                                                         0.00              20.00

01  084  01  C    SADER, KENNETH        C 850   645.00   595.00   01   02/01/97 12M 01/31/98            110.00       0.00
             2B1B                                                                                         0.00               0.00

01  085  01  C-L  GOFF, GEORGE W.       C 850   620.00   575.00   01   06/08/85 12M 08/31/97             60.00       0.00   08/94
             2B1B                                                                                         0.00              20.00


01  086  01  C-L  KNEPSHIELD JUDITH/ED  C 850   620.00   595.00   01   05/01/95 12M 04/30/98            210.00       0.00   05/96
             2B1B                                                                                         0.00               0.00

01  087  01  C    CHERMACK/KOSTAKA      C 850   645.00   595.00   01   11/22/96 12M 11/22/96            500.00       0.00
             2B1B                                                                                         0.00               0.00

01  088  01  C    DIAZ, WILLIAM, JENNIF C 850   645.00   595.00   01   06/07/95 12M 06/30/97            100.00   1,190.00
             2B1B                                                                                         0.00               0.00


01  089  01  F    SACHER, EVELYN        C 1054  750.00   695.00   01   06/15/89 12M 02/28/98            230.00       0.00   03/97
             2B2B                                                                                         0.00              20.00

01  090  01  F    WILLIFORD, RONALD     C 1054  750.00   715.00   01   09/01/84 M-M 03/31/85            200.00       0.00   05/97
             2B2B                                                                                         0.00              20.00

01  091  01  B    HIEDEMAN TIMOTHY      C  756  605.00   585.00   01   07/01/96 06M 11/30/97             10.00       0.00
             1B1B                                                                                         0.00               0.00

01  092  02  B    LOU, ROSE ANN         C 756   605.00   595.00   01   04/05/97 12M 04/30/98            110.00       0.00
             1B1B                                                                                         0.00               0.00

01  093  01  B    YOUNG MARTHA          C 756   605.00   550.00   01   09/17/94 12M 08/31/97            360.00       0.00   09/96
             1B1B                                                                                         0.00               0.00

01  094  01  B    NANCE, GLYNN          0 756   605.00   585.00   01   07/09/96 06M 01/31/97  05/19/97  100.00     195.00
             1B1B                                                                             06/20/97    0.00               0.00

01  094  02  B    SCHWIND            PL N 756   605.00   595.00   01   08/01/99                           0.00       0.00
             1B1B                                                                                         0.00               0.00

01  094      B    VACANT                  756   605.00
             1B1B

01  095  01  F    ROSEMAN, VERA         C 1054  750.00   695.00   01   01/18/92 12M 08/31/97            160.00       0.00    03/97
             2B2B                                                                                         0.00               15.00

01  096  01  F    HAMRA, MARY           C 1054  750.00   695.00   01   05/29/90 M-M 08/31/95            450.00       0.00    03/97
             2B2B                                                                                         0.00                5.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 7
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:21:45
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T SQFT  MARKET  ACTUAL   DUE   MOVE-IN  TRM  EXPIRES  MOVE-OUT  L-M-R   BALANCE    AMOUNT
===================================================================================================================================
01  097  01  C    DISNEY JACKIE         C 850   645.00   595.00   01   02/01/95 06M 0B/31/97           210.00       0.00    03/97
             2B1B                                                                                        0.00               20.00

01  098  01  C    PENG JINCHAO/LIN OR   C 850   645.00   595.00   01   11/16/96 09M 08/31/97           210.00       0.00
             2B1B                                                                                        0.00               0.00

01  099  01  C-L  BROCK / SMITH SONYIA  C 850   620.00   570.00   01   07/27/96 06M 07/31/98           315.00      10.00-
             2B1B                                                                                        0.00               0.00

01  100  01  C-L  QIU SHAN JING LUI     C 850   620.00   595.00   01   12/25/94 1YR 12/31/95           110.00       0.00    5/97
             2B1B                                                                                        0.00              10.00

01  101  01  C   ELISOR VICTOR          C 850   645.00   590.00   01   03/11/95 12M 03/31/98           210.00       0.00   04/97
             2B1B                                                                                        0.00              25.00

01  102  01  C   DELAROSA, ADRIAN       0 850   645.00   595.00   01   04/27/96 06M 05/31/97 04/29/97  110.00     340.00   06/97
             2B1B                                    C    10.00                              06/15/97    0.00              25.00
                                                         605.00

01  102  02  C   NUNEZ                  N 850   645.00   635.00   01   06/25/99                          0.00       0.00
             2B1B                                                                                        0.00               0.00

01  102      C   VACANT                   850   645.00
             2B1B


01  103  01  D   DIAZ, CHOM SON         C 930   695.00  670.00   01   07/30/92  M-M 08/31/93           210.00       0.00    05/97
             2B1B                                                                                        0.00               10.00

01  104  01  D   KOLOBOV/DODOUKH        C 930   695.00  670.00   01   09/01/95  12M 02/28/98           100.00       0.00    04/97
             2B1B                                                                                        0.00               10.00

01  105  01  D   RICH JANICE            C 930   695.00  645.00   01   03/01/95  12M 02/28/98           110.00       0.00    03/97
             2B1B                                                                                        0.00               25.00

01  106  01  D   BRIERY ISABEL, IRENE   C 930   695.00  650.00   01   06/28/95  M-M 06/30/97           110.00       0.00    07/97
             2B1B                                                                                        0.00               25.00

01  107  01  D   LAVALLEE, VICTOR       C 930   695.00  650.00   01   11/03/70  12M 09/30/97            50.00       0.00    10/96
             2B1B                                    C   10.00                                           0.00                0.00
                                                        660.00

01  108  01  D   GRUVER, PHYLLIS V.     C 930   695.00  635.00   01   10/22/94  12M 08/31/97           310.00       0.00    11/95
             2B1B                                                                                        0.00                0.00

01  109  01  D   ROY LEONARD            C 930   695.00  670.00   01   10/01/94  06M 05/31/97           120.00       0.00    06/97
             2B1B                                                                                        0.00               10.00

01  110  01  D   ACZEL STEPHEN          C 930   695.00  670.00   01   11/13/94  06M 08/31/96           100.00       0.00    04/97
             2B1B                                                                                        0.00               20.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 8
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:22:23
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID DESC  NAME                  T SQFT  MARKET  ACTUAL   DUE   MOVE-IN  TRM  EXPIRES  MOVE-OUT  L-M-R   BALANCE    AMOUNT
===================================================================================================================================
01  111  01 A     GWYNNE KENNETH        C 670   565.00   525.00   01  05/08/96  09M  02/28/98           310.00     0.00     06/97
            1B1B                                                                                          0.00              25.00

01  112  01 A     LEMOINE, REBECCA      C 670   565.00   545.00   01  09/14/96  06M  09/30/97           100.00     0.00
            1B1B                                                                                          0.00               0.00

01  113  01 E     FRAZIER, KAREN        C 942   695.00   660.00   01  04/23/94  M-M  08/31/96           310.00     0.00     09/96
            2B1B                                                                                          0.00               0.00

01  114  01 E     MARKS, JANET          C 942   695.00   660.00   01  11/12/96  12M  11/30/97           100.00     0.00
            2B1B                                                                                          0.00               0.00


01  115   01 E   VANDERGRIFT, NORMA J   C 942   695.00   660.00   01  07/26/96  12M  07/31/97           500.00     0.00
            2B1B                                                                                          0.00               0.00


01  116  01 E     MROUE, MOUSSA ALI     0 942   695.00   660.00   01  08/10/96  06M  02/28/97 02/25/97  100.00     0.00
            2B1B                                                                              06/08/97    0.00               0.00

01  116  02 E     DO,                   N 942   695.00   695.00   01  06/27/99                            0.00     0.00
            2B1B                                                                                          0.00               0.00

01  116     E     VACANT                  942   695.00
            2B1B

01  117  01 A-L   MCILVAIN, NICK        C 670   540.00   495.00   01  08/26/94  06M  02/28/97           110.00     0.00     09/96
            1B1B                                                                                          0.00               0.00

01  118  01 A-L   LEGLER, MIKE          C 670   540.00   495.00   01  07/30/92  12M  08/31/97           160.00     0.00     08/95
            1B1B                                                                                          0.00               0.00

01  10   01 C-L   NEWTON & THACKABERRY  C 850   620.00   570.00   01  06/28/96  06M  09/30/97           100.00     0.00
            2B1B                                                                                          0.00               0.00

01  120  01 C-L   NORRIS, DORIS         C 850   620.00   610.00   01  06/16/90  M-M  02/28/97           210.00     0.00     07/97
            2B1B                                                                                          0.00               5.00

01  121  01 C     BOLZ, JEAN            C 850   645.00   595.00   01  07/15/96  12M  07/31/97           110.00     0.00
            2B1B                                                                                          0.00               0.00

01  122  01 C     BROWN, MELVIN       N C 850   645.00   615.00   01  05/30/92  12M  09/30/97 06/04/97  310.00     0.00     04/97
            2B1B                                                                              07/04/99    0.00              20.00

01  122  02 C     XU                 PL N 850   645.00   645.00   01  08/01/99                            0.00     0.00
            2B1B                                                                                          0.00               0.00

01  123  01 A     FRANKLIN, MRS. H      C 670   565.00   545.00   01  01/18/92  12M  03/31/98           150.00     0.00     04/97
            1B1B                                                                                          0.00              25.00

01  124  01 A     KRISHNAN, V.          C 670   565.00   525.00   01  07/03/96  12M  03/31/98           100.00     0.00
            1B1B                                                                                          0.00               0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 9
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:23:01
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID DESC  NAME                  T SQFT  MARKET  ACTUAL   DUE   MOVE-IN  TRM  EXPIRES  MOVE-OUT  L-M-R   BALANCE    AMOUNT
===================================================================================================================================
01  125  01 A     CACIR, MOLLIE         C  670   565.00   545.00  01   10/20/92 12M 02/28/98             0.00      0.00     03/97
            1B1B                                                                                         0.00               25.00

01  126  01 A     DEDMAN, MELISSA/STRA  C  670   565.00   565.00  01   02/10/96 12M 02/28/97           350.00      0.00     04/97
            1B1B                                                                                         0.00               20.00

01  127  01 C     KIM, SARAH            C  850   645.00   595.00  01   12/28/96 09M 09/30/97           100.00      0.00
            2B1B                                                                                         0.00                0.00

01  128  01 C     THORNTON MARIANN      C  850   645.00   635.00  01   04/01/87 M-M 02/28/97           150.00      0.00     07/97
            2B1B                                                                                       200.00                5.00

01  129  01 C-L   BURNS, MATTHEW        0  850   620.00   595.00  01   03/01/97 06M 08/31/97 05/15/97  100.00    362.17
            2B1B                                                                             06/14/97    0.00                0.00

01  129  02 C-L   GLENN              VL N  850   620.00   710.00  01   06/28/99                        100.00      0.00
            2B1B                                                                                         0.00                0.00

01  129     C-L   VACANT                   850   620.00
            2B1B

01  130  01 C-L   BRADLEY, DARREN       C  850   620.00   595.00  01   06/30/96 M-M 12/31/96           100.00      0.00     07/97
            2B1B                                                                                         0.00               25.00

01  131  01 A-L   HOLMES JAMES          C  670   540.00   520.00  01   04/10/95 12M 04/28/98           150.00      0.00     03/97
            1B1B                                                                                         0.00               20.00

01  132  01 AA    HUANG, SHIU         N C  670   540.00   520.00  01   05/02/90 06M 10/31/96 05/01/97  150.00      0.00     03/97
            1B1B                                                                             06/30/99    0.00               25.00

01  133  01 E     RIOS, LAURA           C  942   695.00   660.00  01   01/18/97 06M 07/31/97           100.00      1.00-
            261B                                                                                         0.00                0.00

01  134  01 E     MAGENHEIM, CRAIG      C  942   695.00   660.00  01   05/08/96 12M 05/31/97           100.00      0.00     06/97
            2B1B                                                                                         0.00               25.00

01  135  01 E     SHIPMAN, TINA         C  942   695.00   660.00  01   10/31/96 12M 10/31/97           310.00      0.00
            2B1B                                                                                         0.00                0.00

01  136  01 E     HARNESS, CATHERINE    C  942   695.00   655.00  01   03/01/79 12M 02/28/98           220.00      0.00     03/97
            2B1B                                                                                         0.00               25.00

01  137  01 A-L   BARNHART, MICHAEL     C  670   540.00   495.00  01   06/01/96 06M 11/30/96           100.00      0.00     06/97
            1B1B                                                                                         0.00               25.00

01  138  01 A-L   ROY, OLLIE B.         C  670   540.00   525.00  01   11/30/85 M-M 12/31/91            60.00      5.00-    05/97
            1B1B                                      C    10.00                                         0.00                5.00
                                                          535.00

01  139  02 A-L   HERTTENBERGER,        N  670   540.00   525.00  01   06/28/99                          0.00      0.00
            1B1B                                                                                         0.00                0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 10
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:23:39
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID DESC  NAME                  T SQFT  MARKET  ACTUAL   DUE   MOVE-IN  TRM  EXPIRES  MOVE-OUT  L-M-R   BALANCE    AMOUNT
===================================================================================================================================
01  139     A-L   VACANT                   670  540.00
            1B1B

01  140  01 A-L   RUBIN LEONARD         C  670  540.00   495.00   01   04/20/96 12M 04/30/98           100.00      0.00     05/97
            1B1B                                                                                         0.00               25.00

01  141     A     VACANT                   670  565.00
            1B1B

01  142  01 A     OWENS, SHIRLEY        C  670  565.00   540.00   01   06/19/95 M-M 06/30/97           110.00      0.00     07/97
            1B1B                                                                                         0.00               25.00

01  143  01 A     MILES, YVETTE         C  670  565.00   545.00   01   08/15/91 12M 02/28/97           150.00      0.00     03/97
            1B1B                                                                                         0.00               25.00

01  144  01 A     FERGUSON,             N  670  565.00   565.00   01   06/28/99                          0.00      0.00
            1B1B                                                                                         0.00                0.00

01  144     A     VACANT                   670  565.00
            1B1B

01  145  01 A     HART, LOUISE          C  670  565.00   545.00   01   10/01/93 12M 10/31/97            10.00      0.00     11/96
            1B1B                                                                                         0.00                0.00

01  146  01 A     ROUKE, TERESA         C  670  565.00   565.00   01   12/01/94 M-M 06/30/95           310.00      0.00     04/97
            1B1B                                                                                         0.00               20.00

01  147  01 A     ALSOBROOK, M. JASON   C  670  565.00   535.00   01   07/20/96 06M 01/31/97           100.00      0.00
            1B1B                                                                                         0.00                0.00

01  148  01 A     WOODSIDE, DARREN      C  670  565.00   565.00   01   08/19/93 06M 09/30/97           100.00      0.00     04/97
            1B1B                                                                                         0.00               20.00

01  149  01 A     CAREY W.E             C  670  565.00   565.00   01   05/15/95 113 11/30/95           160.00      0.00     04/97
            1B1B                                                                                         0.00               20.00

01  150  01 A     SABLATURA, GRETCHEN   C  670  565.00   545.00   01   08/30/96 12M 08/31/97           110.00      0.00
            1B1B                                                                                         0.00                0.00

01  151  01 A     FILARDO, ANTHONY      C  670  565.00   515.00   01   03/13/92 06M 09/30/97           200.00      0.00     03/96
            1B1B                                                                                         0.00               25.00

01  152  01 A     KYI AYE AYE           C  670  565.00   545.00   01   08/12/95 12M 08/31/97           150.00      0.00
            1B1B                                                                                         0.00                0.00

01  153  01 A-L   FADEN, MRS. DAVID     C  670  540.00   520.00   01   10/15/67 12M 02/28/97            10.00      0.00     03/97
            1B1B                                                                                         0.00               20.00

01  154  01 A-L   HAMMOND, JENNIFER     C  670  540.00   520.00   01   11/30/96 06M 05/31/97           110.00      0.00
            1B1B                                                                                         0.00                0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 11
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:24:14
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 155   01  A-L  AYALA, ANNA L.        C  670  540.00  495.00  01    10/19/96  09M  07/31/97           110.00    0.00    03/97
             1B1B                                                                                         0.00             0.00

01 156   01  A-L  MOSLEY DONNA          C  670  540.00  515.00  01    06/01/95  06M  08/31/97           100.00    0.00    03/97
             1B1B                                                                                         0.00            15.00

01 157   02  A    BRIGGS, NELDA         C  670  565.90  565.00  01    04/14/97  12M  04/30/98           250.00    0.00
             1B1B                                                                                         0.00             0.00

01 158   01  4    MAGYAR ATTILA/TOTH  J C  670  565.00  550.00  01    05/01/96  06M  10/31/97           110.00    0.00    05/97
             1B1B                                                                                         0.00            25.00

01 159   01 D     MCCAULEY, LOUIS       C  930  695.00  670.00  01    03/16/92  M-M  10/30/93            10.00    0.00    05/97
             2B1B                                                                                         0.00

01 160   01 D     HOUGH, PAUL, ANDREA   C  930  695.00  670.00  01    02/14/97  06M  08/31/97           400.00    0.00
             2B1B                                                                                         0.00             0.00

01 161   01 D     MILLER, LANA          C  930  695.00  670.00  01    11/01/95  12M  10/31/96           100.00    0.00    04/97
             2B1B                                                                                         0.00            10.00

01 162   01 D     JOHNSON CURT / LAURA  C  930  695.00  655.00  01    04/14/95  12M  03/31/98           400.00    0.00    04/97
             2B1B                                                                                         0.00            25.00

01 163   01 D     BURNS, ELLEN          C  930  695.00  670.00  01    07/24/92  M-M  02/31/95           110.00    0.00    04/97
             2B1B                                                                                         0.00            10.00

01 164   02 D     HOUSSIAU, LAURENT     C  930  695.00  670.00  01    04/11/97  06M  10/31/97           100.00    0.00
             2B1B                                                                                         0.00             0.00

01 165   01 D     MORGAN. ANNIE M.    N C  930  695.00  650.00  01    11/28/96  12M  11/30/97  06/01/97 100.00    0.00
             2B1B                                                                              07/09/99   0.00             0.00

01 166   01 D     CORTES, JOSE/ERNESTI  C  930  695.00  650.00  01    08/13/96  06M  02/28/97           100.00    0.00
             2B1B                                                                                         0.00             0.00

01 167   01 C     WALKER, LISA          C  850  645.00  595.00  01    12/29/96  12M  12/31/97           350.00    0.00
             2B1B                                    C   10.00                                            0.00             0.00
                                                        605.00
01 168   01 C     SCHIGEL, ALEKSANDR    C  850  645.00  595.00  01    09/27/96  09M  06/30/97           100.00    0.00
             2B1B                                                                                         0.00             0.00

01 169   01 C-L   MILLER / GILBERT      C  850  620.00  610.00  01    03/04/95  M-M  02/28/97           600.00    0.00    07/97
             2B1B                                                                                         0.00            10.00

01 170   01 C-L   VAYNSHTEYN, BORIS/M   C  850  620.00  570.00  01    10/15/96  06M  10/31/97           100.00    0.00
             2B1B                                                                                         0.00             0.00

01 171   01 C     JOHNSON. RUTH         C  850  645.00  625.00  01    08/15/91  12M  04/30/98           210.00    0.00    03/96
             2B1B                                                                                         0.00            20.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 12
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:24:54
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 172   01  C    YOUNT SHEILA          C  850  645.00  620.00  01    07/01/95  M-M  06/30/97           110.00   0.00    07/97
             2B1B                                                                                         0.00           25.00

01 173   02  F    OFFICER               N 1054  750.00  750.00  01    07/11/99                            0.00   0.00
             2B2B                                                                                         0.00            0.00

01 173       F    VACANT                  1054  750.00
             2B2B

01 174   01  F    MANGUM CAROL & DONAL  C 1054  750.00  715.00  01    08/12/95  12M  03/31/98           110.00   0.00    04/97
             2B2B                                                                                         0.00           20.00

01 175   01  B    WAGNER LUCY M.        C  756  605.00  585.00  01    11/30/94  12M  02/28/98           160.00   0.00    03/97
             1B1B                                                                                         0.00           10.00
01 176   01  B    HUANG, CHIU JUNG      C  756  605.00  585.00  01    10/09/96  12M  10/31/97           110.00   0.00
             1B1B                                                                                         0.00            0.00

01 177   01  B    SHAFTEL, FREDERICA    C  756  605.00  585.00  01    12/20/87  12M  01/31/97            50.00   0.00    03/97
             1B1B                                                                                         0.00           10.00

01 178   01  B    JHONSA, PARAG         C  756  605.00  595.00  01    05/03/97  06M  11/30/97           110.00   0.00
             1B1B                                                                                         0.00            0.00

01 179   01  F    RODRIOUEZ, BERTHA     C 1054  750.00  700.00  01    03/15/95  12M  03/31/98           120.00   0.00    04/97
             2B2B                                                                                         0.00           25.00

01 180   01  F    DELEON, REFUGIO/ERLI  C 1054  750.00  695.00  01    08/03/96  06M  02/28/97           100.00   0.00
             2B2B                                                                                         0.00            0.00

01 181   02  C    HAMIDI,GHALIB,ROSITA  C  850  645.00  615.00  01    03/27/97  06M  09/30/97           100.00   0.00
             2B1B                                                                                         0.00            0.00

01 182   01  C    ZHANG YIHONG          C  850  645.00  635.00  01    10/01/94  M-M  04/31/95           110.00   0.00    07/97
             2B1B                                                                                         0.00            5.00

01 183   01  C-L  ABELLA VERONICA       C  850  620.00  610.00  01    11/28/94  M-M  12/31/96           110.00   0.00    07/97
             2B1B                                                                                         0.00           10.00

01 184   01  C-L  GELMAN, MIKAIL/IRINA  C  850  620.00  570.00  01    10/26/96  06M  10/30/97           100.00   0.00
             2B1B                                                                                         0.00            0.00

01 185   01  C    RAMIREZ, STEVEN/CYNT  C  850  645.00  595.00  01    09/17/96  12M  09/30/97           100.00   0.00
             2B1B                                                                                         0.00            0.00

01 186   01  C    CHU, LUZHEN/LI OUN S  C  850  645.00  595.00  01    11/27/96  12M  11/30/97           210.00   0.00
             2B1B                                                                                         0.00            0.00

01 187   01  D    BEDER, JEAN           C  930  695.00  670.00  01    01/02/96  12M  01/31/97           100.00   0.00    04/97
             2B1B                                                                                         0.00            0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 13
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:25:33
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 188   01 D     MERRILL,JUDITH, JON   C  930  695.00  650.00  01     01/18/96 06M  07/31/97           100.00   0.00
            2B1B                                                                                          0.00           0.00

01 189   01 D     CARTER,BERTINA        C  930  695.00  695.00  01     06/09/97 12M  06/30/98           210.00 138.33
            2B1B                                                                                          0.00           0.00

01 190   01 D     JONES, YUKARI         C  930  695.00  650.00  01     06129/96 M-M  06/30/97           100.00   0.00   07/97
            2B1B                                                                                          0.00          25.00

01 191   01 D     FLORA, BETTY          C  930  695.00  650.00  01     01/15/97 06M  07/31/97           110.00           0.00
            2B1B                                                                                          0.00           0.00

01 192   01 D     DANCY, MARILYN        C  930  695.00  665.00  01     01/08/93 012  05/31/97           210.00   0.00   06/97
            2B1B                                                                                          0.00          40.00

01 193   01 D     BROWN, KATHRYN        C  930  695.00  625.00  01     03/18/97 12M  03/31/98           210.00   0.00
            2B1B                                                                                          0.00           0.00

01 194   01 D     KLEYPAS, ANDREW       C  930  695.00  670.00  01     10/26/88 M-M  11/31/90           170.00   0.00   05/97
            2B1B                                                                                          0.00          10.00

01 195   01 A     CURRY DR. MARY        C  670  565.00  545.00  01     07/18/95 12M  08/31/97           110.00   0.00
            1B1B                                                                                          0.00           0.00

01 196   01 A     GREENSTEIN, IDA       C  670  565.00  525.00  01     07/04/80 12M  04/30/98            10.00   0.00   05/97
            1B1B                                                                                          0.00          25.00

01 197   01 E     HERNANDEZ, GLORIA.    C  942  695.00  645.00  01     10/01/96 09M  06/30/97           100.00   0.00
            2B1B                                                                                          0.00           0.00

01 198   01 E     ECHOLS FRANK          C  942  695.00  660.00  01     12/26/96 06M  06/30/97           210.00   0.00
            2B1B                                                                                          0.00           0.00

01 199   01 H     HANSEN, REX           C  1282 1050.00 1025.00 01     06/01/91 M-M  02/28/97            20.00   0.00   07/97
            3B2B                                                                                          0.00          25.00

01 200   01 H     KIROKOSIAN/MANOUKIAN  C  1282 1050.00 1025.00 01     04/01/95 M-M  03/31/96           100.00   0.00
            3B2B                                                                                          0.00          25.00

01 201   01 P.-L  RAWLINGS, JENNIFER    C  670  540.00  495.00  01     08/08/96 12M  08/31/97           110.00   0.00
            1B1B                                                                                          0.00           0.00

0! 202   01 A-L   DEDEUEUX RUBYE V.     C  670  540.00  525.00  01     08/13/94 M-M  09/30/95           150.00   0.00   04/97
            1B1B                                                                                          0.00           5.00

01 203   01 C-L   BAZAIN/NELSON         C  850  620.00  570.00  01     07/13/96 06M  01/31/97           300.00   0.00
            2B1B                                     C   10.00                                            0.00           0.00
                                                        580.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 14
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:26:10
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 204   01  C-L  TRAN DAVID, CHRISTI   C  850  620.00  600.00  01    08/01/94  12M  01/31/97           300.00   0.00   03/96
             2B1B                                                                                         0.00          25.00

01 205   01  C    MORGAN, KENYETTA D.   C  850  645.00  595.00  01    11/28/96  12M  11/30/97           100.00   0.00
             2B1B                                                                                         0.00           0.00

01 206   01  C    NORRIS, CYNTHIA       C  850  645.00  635.00  01    05/21/94  M-M  12/30/94           150.00   0.00   07/97
             2B1B                                                                                         0.00           5.00

01 207   01  A    LICHTENSTEIN, A.      C  670  565.00  525.00  01    06/13/92  12M  08/31/97            10.00   0.00   08/96
             1B1B                                                                                         0.00            0.00

01 208   01  A    SKLAR, LOUISE         C  670  565.00  545.00  01    08/15/95  12M  08/31/97           130.00   0.00
             1B1B                                                                                         0 00           0.00

01 209   01  A    **OFFICE              C  670  565.00  565.00  01    01/01/76  M/M  01/31/76             0.00   0.00   09/95
             1B1B                                                                                         0.00          15.00

01 210   01  A    MITRANI, EDUARDO      C  670  565.00  545.00  01    07/03/84  M-M  10/31/96           160.00   0.00   11/96
             1B1B                                                                                         0 00           0.00

01 211   01  C    AHDOOT, RABIE         C  850  645.00  590.00  01    05/29/90  12M  08/31/97           200.00   0.00   09/96
             2B1B                                                                                         0.00          25.00

01 212   01  C    SUNDAR, H. G. K.      C  850  645.00  635.00  01    09/10/95  M-M  09/30/96           100.00   0.00   07/97
             2B1B                                                                                         0.00          15.00

01 213   01  C-L  BLACKWELL. RUTH P.    C  850  620.00  570.00  01    09/21/96  06M  03/31/97           100.00   0.00
             2B1B                                                                                         0 00           0.00

01 214   01  C-L  BROUSSARD, DONOVAN    C  850  620.00  570.00  01    08/17/96  12M  05/31/98           110.00   0.00
             2B1B                                                                                         0.00           0.00

01 215   01  A-L  LENDEN, PRUDIE S.     C  670  540.00  510.00  01    06/01/96  06M  11/30/97           100.00   0.00   06/97
             1B1B                                                                                         0.00          40.00

01 216   01  A-L  BRUNDAGE, ELLEN       C  670  540.00  495.00  01    05/16/94  12M  08/31/97           427.50   0.00   09/95
             1B1B                                                                                         0.00           0.00

01 217   02  H    WEISSMAN              N  1282 1050.00 1025.00 01    07/15/99                          100.00   0.00
             3B2B                                                                                         0.00           0.00

01 217       H    VACANT                   1282 1050.00
             3B2B

01 218   01  H    MCGOWAN, MR. & MRS.   C  1282 1050.00 1025.00  01   11/01167  M-M  02/28/97            20.00   0.00    07/97
             3B2B                                                                                         0.00           25.00

01 219   01  E    MARTIN, SEWELL        C  942  695.00  650.00   01   05/02/91  12M  07/31/97           200.00   0.00    08/96
             2B1B                                                                                         0.00            0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE  15
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:26:49
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 220   01 E     BEHRINGER/RYAN        C  942  695.00  675.00   01   05/01/94  012  02/28/97           300.00    0.00    04/97
            2B1B                                                                                          0.00            15.00

01 221   01 A-L   HOWARD, DOLORES       C  670  540.00  520.00   01   11/07/90  M-M  06/30/97           160.00    0.00    07/97
            1B1B                                                                                          0.00            25.00

01 222   01 A-L   ITZHAKI, SHOSHAN      C  670  540.00  520.00   01   06/19/79  12M  04/30/97           160.00    0.00    05/97
            1B1B                                                                                          0.00            25.00

01 223   01 A-L   WALKER, TRELETA       C  670  540.00  495.00   01   06/01/90  12M  07/31/97           360.00    0.00    08/95
            1B1B                                                                                          0.00

01 224      A-L   VACANT                   670  540.00
            1B1B

01 225   01 A     HOUGHTON, MELISSA     C  670  565.00  545.00   01   09/01/95  12M  08/31/97           110.00    0.00     0.00
            1B1B                                                                                          0.00

01 226   01 A     LIPPMAN, MILTON L.    C  670  565.00  565.00   01   03/28/97  12M  03/31/98           100.00    0.00     0.00
            1B1B                                                                                          0.00

01 227   01 A     TAXMAN, PAULINE       C  670  565.00  525.00   01   06/08/96  12M  06/30/98           100.00    0.00    07/97
            1B1B                                                                                          0.00            25.00

01 228   01 A     RUIZ MARIA & DELMY    C  670  565.00  545.00   01   07/01/95  M-M  06/30/97           160.00    0.00    07/97
            1B1B                                                                                          0.00            25.00

01 229   01 A     KOSSACK            VL N  670  565.00  565.00-  01   07/15/99                            0.00    0.00
            1B1B                                                                                          0.00             0.00

01 229      A     VACANT                   670  565.00
            1B1B

01 230   01 A     JOE, EDISON           C  670  565.00  565.00   01   08/12/77  06M  07/31/96           155.00    0.00    04/97
            1B1B                                     C   10.00                                            0.00            20.00
                                                        575.00

01 231   01 A     ERICKSON, KIMBERLY    C  670  565.00  535.00   01   08/15/96  06M  09/30/97           100.00    0.00
            1B1B                                                                                          0.00             0.00

01 232   01 A     STAFFORD, HEATHER     C  670  565.00  560.00   01   03/14/96  09M  12/31/96           100.00    0.00    04/97
            1B1B                                                                                          0.00            25.00

01 233   01 A     SAHASRABUDDHE,AVINAS  C  670  565.00  565.00   01   06/14/97  06M  12/31/97           110.00   20.00
            1B1B                                                                                          0.00             0.00

01 234   01 A     LANE JEFFREY & GINNY  C  670  565.00  525.00   01   07/21/95  06M  02/28/97           200.00    0.00    08/96
            1B1B                                                                                          0.00             0 00

01 235   01 A     DAVIS, VIRGINIA       C  670  565.00  540.00   01   04/24/93  12M  04/30/98           100.00    0.00    05/97
            1B1B                                                                                          0.00            25.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 16
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:27:24
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 236   01  A    SHEPPARD, TRACY       C  670  565.00  540.00  01    05/10/96  12M  11!30/97           100.00    0.00     06/97
             1B1B                                                                                         0.00             40.00

01 237   01  A-L  CHILDERS. JOHN R.     C  670  54O.00  525.00  01    04/12/91  12M  04|30/98           150.00    0.00     05/97
             1B1B                                                                                         0.00              5.00

01 238   01  A-L  ROCH/SCHWABLE, LESLI  C  670  540.00  520.00  01    03/02/96  12M  03/31/97           100.00    5.00     04/97
             1B1B                                                                                         0.00             25.00

01 239   01  A-L  GARDENER NIKKI        0 670   540.00  520.00  01    05/18/95  06M  11/30/95 04/08/97  100.00    0.00     03/97
             1B1B                                                                             05/09/97    0.00             20.00

01 239   01  A-L  VACANT                  670   540.00
             1B1B

01 240   0   A-L  VACANT                  670   540.00
             1B1B

01 241   01  A    SCHULTZ SYLVIA        C 670   565.00  545.00   01   11/15/94  12M  12/31/97           150.00    0.00     01/96
             191B                                                                                         0.00              0 00

01 242   01  A    DENTON, DON           C 670   565.00  550.00   01   08/29/90  12M  04/30/98           160.00    0.00     05/97
             1B1B                                                                                         0.00             25.00

01 243   01  D    FRUSH, JAMES          C 930   695.00  670.00   01   12/19/90  M-M  07/30/91           105.00    0.00     05/97
             2B1B                                                                                         0.00             10.00

01 244   01  D    MANLEY MEL/JONE DWAY  C 930   695.00  670.00   01   03/01/97  12M  02/28/98           300.00   0.00
             2B1B                                    C   10.00                                            0.00              0.00
                                                        680.09

01 245   01  D    BAXTER, ELIZABETH     C 930   695.00  650.00   01   02/06/93  12M  08/31/97           110.00   0.00      09/96
             2B1B                                                                                         0.00              0.00

01 246   01  D    JENNINGS, PEARSON     C 930   695.00  640.00   01   09/18/94  12M  09/30/97           110.00   0.00      10/96
             2B1B                                                                                         0.00              0 00

01 247   01  D    ANGELLE, SIMON/SONIA  C 930   695.00  695.00   01   05/31/97  06M  11/30/97           250.00   0.00
             2B1B                                                                                         0.00              0.00

01 248   01  D    KASNER, SCOTT       N C 930   695.00  685.00   01   06/15/96  M-M  06/30/97 05/20/97  110.00   0.00      07/97
             2B1B                                                                             06/30/99    0.00             25.00

01 249   02  D    WALKER, SHERRY/ROBERT C 930   695.00  695.00   01   06/07/97  06M  12/31/97           100.00   0.00
             2B1B                                                                                         0.00              0.00


01 250   01  D    COHEN, HARRY          C 930   695.00  660.00   01   01/01/71  12M  12/31/97            20.00   0.00      01/96
             2B1B                                                                                         0.00              0.00

01 251   01  C    SHANOFF, SUZANNE      C 850   645.00  605.00   01   03/26/96  12M  03/31/98           210.00  30.00-     04/97
             2B1B                                                                                          0.00             20.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 17
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:28:01
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  252  02  C    NICACIO, JAIME/MARIA  C  850  645.00  635.00  01    06/05/97  06M  12/31/97           100.00    0.00
             2B1B                                                                                         0.00             0.00

01 253   01  C-L  GIBSON - ABBT JEFF    C  850  620.00  595.00  01    02/15/97  06M  08/31/97           110.000   0.00
             2B1B                                    C   10.00                                             0.00            0.00

01 254   01  C-L  MILLER, DARLENE       C  850  620.00  610.00  01    07/30/88  M-M  06/30/90            120.00   0.00    07/97
             2B1B                                                                                          0.00            5.00

01 255   03  C    TESCH, PATRICIA       C  850  645.00  615.00  01    04/04/97  06M  10/31/97            110.00   0.00
             2B1B                                                                                          0.00            0.00

01 256   01  C    GROSS, DAVID L.     N C  850  645.00  635.00  01    03/26/88  M-M  10/30/88  06/04/97   50.00   0.00    07/97
             2B1B                                                                              07/04/99    0.00            5.00

01 257   01  F    BLONDELL CAROL, BONN  C  1054 750.00  715.00  01    02/10/96  12M  02/28/97  05/11/96  100.00   0.00    04/97
             2B2B                                                                              07/01/99    0.00           20.00

01 257   02  F    BLADO                 N  1054 750.00  750.00  01    07/20/99                             0.00    0.00
             2B2B                                                                                          0.00            0.00

01 258   01  F    HU YING-SHENG         C  1054 750.00  690.00  01    01/07/95  12M  10/31/97            100.00    0.00   11/96
             2B2B                                                                                          0.00           25.00

01 259   01  B    STANISLAV, ZABOLOTSK  C  756  605.00  585.00  01    09/18/96  12M  09/30/97            110.00   0.00
             1B1B                                                                                          0.00            0.00

01 260   01  B    LEWIS, ELISA          C  756  605.00  585.00  01    09/18/96  06M  03/31/97            100.00   0.00
             1B1B                                                                                          0.00            0.00

01 261   01  B    JOLISSANT DENA        C  756  605.00  595.00  01    08/19/95  09M  05/31/97            100 00   0.00    06/97
             1B1B                                                                                          0.00           10.00

01 262   01 B     BRANNAN, PATTY        C  756  605.00  585.00  01    08/10/79  12M  03/31/98            150.00   0.00    05/97
            1B1B                                                                                           0.00           10.00

01 263   01 F     KAPNER, ROSE          C  1054 750.00  715.00  01    11/02/67  12M   02/28/97            20.00   0.00    04/97
            2B2B                                                                                           0.00           25.00

01 264   01 F     MENDOZA, RACHEL       C  1054 750.00  695.00  01    12/10/91  M-M   07/30/92           150.00   1.00-   03/97
            2B2B                                                                                           0.00            5.00

01 265   01 C    GLOSSMAN, DAISY        C  850  645.00  615.00  01    05/12/71  12M   04/30/98            30.00   0.00    04/97
            2B1B                                     C   10.00                                             0.00            5.00
                                                        625.00

01 266   01 C    DUNBAR, DOW & CYNTHI   C  850  645.00  620.00  01    06/29/96  12M   06/30/98           300 00   0.00     07/97
            2B1B                                                                                           0.00            25.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 18
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:28:40
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  267  02  C-L  MARTINEZ/PEREZOUS     C  850  620.00  595.00  01    04/26/97  06M  10/31/97           100.00   0.00
             2B1B                                                                                         0.00              0.00

01  268  02  C-L  QUESADA CANCELLED     O  8S0  620.00  595.50  01                                      100.00   0.00
             2B1B                                                                     09/1/96             0.00              0.00

01 268   03  C-L  AGUILAR            VL N  850  620.00  620.00  01    07/12/99                            0.00   0.00
             2B1B                                                                                         0.00              0.00

01 268       C-L  VACANT                   850  620.00
             2B1B

01 269   01  C    VEGDER, MARIAN        C  850  645.00  630.00  01    01/15/86  12M   04/30/9B           50.00   0.00      01/96
             2B1B                                                                                         0.00              0.00

01 270   01  C    HENKE, LARRY/JESSICA  C  850  645.00  595.00  01    09/14/96  06M   09/30/97          100.00   0.00
             2B1B                                                                                         0.00              0.00

01 271   01  D    HUNT,RITA V.          C  930  695.00  670.00  01    11/22/89  12M   04/28/98          400.00   0.00      04/97
             2B1B                                                                                         0.00             10.00

01 272   01 D     ABU-HASAN, MUTASI N   C  930  695.00  650.00  01    06/26/96  M-M   06/30/97 06/03/97 100.00   0.00      07/97
            2B1B                                                                               06/30/99   0.00             25.00

01 272   02 D     MORGAN             PL N  930  69S.00  695.00  01    07/15/99                            0.00     0.00
            2B1B                                                                                          0.00              0.00

01 273   01 D     FISHER, KAREN         C  930  695.00  600.00  01    03/31/95  12M   07/31/97          210.00     0.00    04/96
            2B1B                                                                                          0.00              0.00

G1 274   01 D     SPRATLING, B. LEE     C  930  695.00  650.00  01    01/21/96  06M   03/31/97          210.00     0.00
            2B1B                                                                                          0.00              0.00

01 275   01 D     VASLUSKI,ADELINE      C  930  695.00  670.00  01    08/22/93  12M   04/30/9B          110.00     0.00    04/97
            2B1B                                                                                          0.00             20.00

01 276   01 D     BLATT, TAMMY          C  930  695.00  625.00  01    08/23/96  12M   08/31/97          100.00     0.00
            2B1B                                                                                          0.00              0.00

01 277   01 D     KLAFF, MURRAY         C  930  695.00  650.00  01    07/26/92  M-M   06/30/97          110.00     0.00    07/97
            2B1B                                                                                          0.00             25.00

01 278   01 D     BURGENER, DOONE/RHET  C  930  695.00  650.00  01    09/30/95  12M   09/30/97          110.00     0.00
            2B1B                                                                                          0.00              0.00

01 279   01 A     MCLAUGHLIN, DORIS     C 670   565.00  535.00  01    08/06/96  06M   08/30/97          310 00     0.00
            1B1B                                                                                          0.00              0.00

01 280   01 A     DAVIS, MARCIA S.      C 670   565.00  545.00  01    12/10/94  12M   03/31/98          100.00     0.00    03/97
            1B1B                                                                                          0.00             2S.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 20
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:29:54
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  281  01  A    CASTRO, PEDRO         C  670  565.00  545.00  55    10/25/95  M-M  10/31/96           150.00    0.00    11/96
             1B1B                                                                                         0.00             0.00

01  282  01  R    ODOM, TAMMY           O  670  565.00  545.00  01    10/19/96  06M  04/30/97 05/16/97  100.00  295.00
             1B1B                                                                             06/16/97    0.00             0.00

01  282  02  A    SHANTI                N  670  565.00  565.00  01    07/05/99                            0.00    0.00
             1B1B                                                                                         0.00

01  282      A    VACANT                   670  565.00
             1B1B

01  283      A-L  VACANT                   670  540.00
             1B1B

01  284  01  A-L  ROBINSON, AYESHA     C   670  540.00  520.00  01    11/22/96  12M  05/31/98            100.00   0.00
             1B1B                                                                                          0.00            0.00

01  285  01  C-L  CAVANAUGH, M/M       C   850  620.00  610.00  01    07/11/85  M-M  11/30/92             10.00   0.00    07/97
             2E1B                                                                                          0.00            5 00

01  286  01  C-L  MAGIDIN/DELARA       C   850  620.00  570.00  01    08/15/96  12M  08/31/97            100.00   0.00
             2B1B                                                                                          0.00            0.00

01  287  01  C    HERNANDEZ, GERALD    C   850  645.00  635.00  01    11/01/95  M-M  10/31/96            300.00   0.00    07/97
             2B1B                                                                                          0.00           15.00

01  288  01  C    WAIN, ROBERT         C   850  645.00  630.00  01    07/09/88  12M  10/31/97             10.00  0.00     03/96
             2B1B                                                                                          0.00           20.00

01  289  01  A    FISCHER, TERESA      C   670  565.00  555.00  01    08/16/95  06M  09/30/97            310.00  0.00
             1B1B                                                                                          0.00            0.00

01  290  01  A    WALSH, BARBARA       C   670  565.00  500.00  01    04/06/96  12M  10/31/97            100.00  0.00
             1B1B                                                                                          0.00            0.00

01  291  01  A    LEVINE, ADAM         C   670  565.00  550.00  01    06/15/96  M-M  06/30/97 06/06/97   100.00  0.00     07/97
             1B1B                                                                             06/30/99     0.00           25.00

01  291  02  A   STROUD            PL  N   670  565.00  565.00  01    07/19/99                             0.00            0.00
             1B1B                                                                                          0.00            0.00

01  292  01  A    ALLEN, VERA          C   670  565.00  545.00  01    09/19/72  12M  03/31/97              0.00  0.00     04/97
             1B1B                                                                                          0.00           25.00

01  293  01  C    AMIN DR. AND MRS.    C   B50  645.00  595 00  01    06/05/96  06M  12/31/97            100.00  0.00
             2B1B                                                                                          0.00            0.00

01  294  01  C    SHIVAKUMAR, CARMEN   C   850  645.00  595.00  01    09/10/96  12M  09/30/97            500.00  0.00
             2B1B                                                                                          0.00            0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 19
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:29:17
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  295  01  C    SLEEZER, KAREN        C  350  645.00  620.00  01    01/10/93  06M  08/31/97           100.00    0.00     02/96
             2B1B                                                                                         0.00              0.00

01 296   01  C    MYER, ANITA           C  850  645.00  5?5.00  01    09/28/96  12M  09/30/97           300.00    0.00
             2B1B                                                                                         0.00              0.00

01 297   01  A    GRAHAM LUTHER         C  670  565.00  550.00  01    04/22/95  12M  04/30/98           100.00    0.00     05/97
             1B1B                                                                                         0.00             25.00

01 298   02  A    HUNT,K./COLLINS,G     C  670  565.00  525.00  01    04/12/97  06M  10/31/97           160.00    0.00
             1B1B                                    C   10.00                                            0.00              0.00
                                                        535.00

01 299   01  A-L  HUDSON, DAVID         C  670  540.00  520.00  01    10/04/92  M-M  01/31/96   06/09/97 100.00    0.00     03/97
             1B1B                                                                               07/08/99   0.00             20.00

01 300   01  A-L  BELYI, MOISEY & LUBO  C  670  540.00  525.00  01    02/13/96  12M  03/31/98            100.00    0.00     04/97
             1B1B                                                                                          0.00              S.00

01 301   Q1  A-L  RIGGS, ALFRED         C  670  540.00  525.00  01    01/13/94  12M  02/28/97            150.00    0.00     04/97
             1B1B                                                                                          0.00              S.00

01 302   01  R-L  UNSELL, LISA          C  670  540.00  520.00  01    07/31/91  12M  04/30/97            550.00    0.00     05/97
             1B1B                                                                                          0.00             25.00

01 303       A    VACANT                   670  565.00
             1B1B

01 304    01 A    BAILLEY, STEVE        C  670  565.00  565.00  01    06/20/97  12M   06/30/98           100.00    0.00
             1B1B                                                                                          0.00              0.00


01 305    01 R    RANEY, ELIZABETH      C  670  565.00  525.00  01    08/08/96  06M   02/28/97           110.00    0.00
             1B1B                                                                                          0.00              0.00

01 306       A    VACANT                   670  565.00
             1B1B

01 307       A    VACANT                   670  565.00
             1B1B

01 308    01 A    SMITHA ELISA          C  670  565.00  525.00  01    04/17/96  06M   10/31/96           100.00    0.00     05/97
             1B1B                                                                                          0.00             25.00

01 309    01 A    KAISER LORI/BENAC     C  670  565.00  550.00  01    06/21/94  M-M   12/31/96           100.00    0.00     07/97
             1B1B                                                                                          0.00             25.00

01 310    01 A    TREVINO, SANDRA       C  670  565.00  550.00  01    06/26/92  12M   04/30/98           160.00    0.00     05/97
             1B1B                                                                                          0.00             25.00

01 311    01 A    WENDEL, GREGORY       C  670  565.00  550.00  01    04/30/94  12M   04/30/97           150.00    0.00     05/97
             191B                                                                                          0.00             25.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 21
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:30:30
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  312  01  A    GRISSOM, JANICE       C  670  565.00  495.00  01   10/12/96   09M 07/31/97           100.00    0.00
             1B1B                                                                                        0.00             0.00

01  313  01  A    CORBETT, RICHARD      C  670  560.00  565.09  01   07/09/94   M-M 02/28/97           150.00    0.00     04/97
             1B1B                                                                                        0.00             20.00

01  314  01  A    MCMAIN, SANDRA        C  670  565.00  525.00  01   05/13/96   12M 05/31/98           210.00    0.00     06/97
             1B1B                                                                                        0.00             40.00

01  315  01  A-L  RIGGS, JEAN/AMY       C  670  540.00  495.00  01   08/17/96   12M 08/31/97           100.00    0.00
             1B1B                                                                                        0.00              0.00

01  316  01  A-L  MARX. MARTIN          C  670  540.00  525.00   01  02/25/86   M-M 01/31/91           150.00    0.00     05/97
             1B1B                                                                                        0.00              5.00

01  317  01  A-L  JANDA, LADISLAV     N C  670  540.00  520.00   01  04/24/93   12M 04/30/97 06/06/97  100.00    0.00     05/97
             1B1B                                                                            07/07/99    0.00             25.00

01  317  02  A-L  LAVERGNE           PL N  670  540.00  540.00   01 0B/01/99                             0.00    0.00
             1B1B                                                                                        0.00              0.00

01  318  01  A-L  CHAFRANIK, INGA     N C  670  540.00  520.00    01 12/07/96   06M 06/30/97 05/23/97   20.00    0.00
             1B1B                                                                            06/30/99    0.00              0.00

01  318  02  A-L  BREWER, MICHELLE   PL N  670  540.00  595.00   01 08/08/99                           100.00    0.00
             1B1B                                                                                        0.00              0.00

01  319  01  A    FRANK, HILDRED         C  670 565.00  545.00   01 08/10/96    12M 08/31/97           100.00    0.00
             1B1B

01  320  01  A     SMITH/HERTTENBERGER   C  670 565.00  545.00   01 09/13/96    06M 09/30/97           100.00    0.00
             1B1B                                                                                        0.00              0.00

01  321  01  D     PELAYO LILIA MARIA   C  930 695.00  670.00   01 05/17/95    06M 11/30/95            100.00    0.00     04/97
             2B1B                                                                                        0.00             10.00

01  322  01 D      BARBERO WILLY & RUTH  C 930  695.00  600.00   01 03/01/95    12M 08/31/97            200.00   0.00     03/96
            2B1B                                                                                          0.00            25.00

01  323  01 D      GRAY, WANDA P.        C 930  695.00  650.00   01 10/12/96    12M 10/31/97            200.00   0.00
            2B1B                                                                                          0.00              0.00

01  324  01 D      GULER, KEMAL          C 930  695.00  670.00   01 01/16/92    M-M 05/30/94              0.00   0.00      05/97
            2B1B                                                                                          0.00             10.00

01  325  01 D      OSTROW, ADA           C 930  695.00  650.00   01 09/19/95    12M 01/31/98            100.00   0.00
            2B1B                                                                                          0.00              0.00

01  326  02 D      GONG B./ZHOU L.       C 930  695.00  695.00   01 06/07/97    06M 12/31/97            100.00    0.00
            2B1B                                                                                          0.00              0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 22
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:31:10
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
=================================================================================================================================
01  327  01  D    KAGAN, DAVID/VICTORI  C  530  655.00  650.00  01   11/11/96   12M 11/30/97           200.00    0.00
             2B1B                                                                                        0.00              0.00

01  328  01  D    BROWN, GRETCHEN       C  930  695.00  650.00  01   08/09/90   12M 08/31/97           200.00    0.00     09/96
             2B1B                                                                                        0.00              0.00

01  329  01  C    MELTON, JAMES B.      C  850  645.00  595.00  01   07/20/96   06M 01/31/97           100.00    0.00
             2B1B                                                                                        0.00              0.00

01  330  01  C    SMITH, ARTHUR         C  850  645.00  635.00  01   12/12/86   M-M 01/31/95            50.00    5.00~    07/97
             2B1B                                    C   10.00                                           0.00              5.00
                                                        645.00

01  331  01  C-L  GARCIA/CLIFTON        C  850  620.00  570.00  01   08/17/96   12M 02/28/98           200.00    0.00
             2B1B                                                                                        0.00              0.00

01  332  02  C-L  PEREG, ZEEV & RINA    C  850  620.00  595.00  01   06/12/97   12M 06/30/98           210.00    0.00
             2B1B                                                                                        0.00              0.00

01  333  01  C    AHMED,DEDRICK/ANNMAR  C  850  645.00  595.00  01   08/01/96   12M 08/31/97           100.00    0.00
             2B1B                                                                                        0.00              0.00

01  334  01  C    QUESADA, RICKY/LORRI  C  850  645.00  570.00  01   09/14/96   06M 09/30/97           100.00    0.00
             2B1B                                    C   10.00                                           0.00              0.00
                                                        580.00

01  335  01  F    TAYLOR, RITA/DON      C 1054  750.00  695.00  01   11/18/95   12M 08/31/97           120.00    0.00
             2B2B                                                                                        0.00              0.00

01  336  01  E    MACIASZEK, VIRGINIA   C 1054  750.00  695.00  01   11/05/93   011 10/31/94           410.00    0.00     03/97
             2B2B                                                                                        0.00             15.00

01  337  01  B    BAILEY, LULA MAY     D  756   605.00  575.00  01   06/17/90   12M 04/30/98 05/14/97  170.00   350.83    08/96
             1B1B                                                                            06/13/97    0.00              0.00

01  337      B    VACANT                  756   605.00
             1B1B

01  338  01  B    ITO                VL N 756   605.00  595.00  01   07/01/99                            0.00     0.00
             1B1B                                                                                        0.00              0.00

01  338      B    VACANT                  756   605.00
             1B1B

01  339  01  B    HONEYCUTT, FREDETT  N C 756   605.00  595.00  01   01/12/96   06M 05/31/97 06/01/97  225.00    0.00     06/97
             1B1B                                                                            07/06/99    0.00             10.00

01  340  01  B    LUNTZ, HELEN          C 756   605.00  575.00  01   11/01/90   012 04/30/98           170.00    0.00     03/97
             1B1B                                                                                        0.00             25.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 23
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          MOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:31:46
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  341  01  F    KRUTE, PAT MRS.       C 1054  750.00  695.00  01   04/01/91   12M 02/28/98             0.00    0.00     03/97
             2B2B                                                                                        0.00             20.00


01  342  01  F    DIGIOVANNI, DOMENICO  C 1054  750.00  680.00  01   02/12/94   12M 08/31/97           100.00    0.00     03/96
             2B2B                                                                                        0.00             25.00


01  343  01  C    JOHNSTON, MARLEEN     C 850   645.00  615.00  01   01/07/95   12M 02/28/97           200.00   0.00      04/97
             2B1B                                                                                        0.00              5.00

01  344  01  C     KING, MARLEEN        C 850   645.00  595.00  01   04/08/95   06M 10/31/95           110.00   0.00      03/97
             2B1B                                                                                        0.00             10.00

01  345  01  C-L   DAVIS CASSANDRA      C 850   620.00  595.00  01   05/13/95   12M 05/31/98           110.00   0.00      06/96
             2B1B                                                                                        0.00             20.00

01  346  01  C-L   REED, KIM/PAUL       C 850   620.00  585.00  01   08/11/94   12M 10/31/97           110.00   0.00      10/95
             2B1B                                    C   10.00                                           0.00              0.00
                                                        595.00

01  347  04  C     LINDNER, RUTH        C 850   645.00  595.00  01   09/19/95   12M 01/31/98           100.00   0.00
             2B1B                                                                                        0.00              0.00

01  348  02  C     GUANGXIAO, LI/YU LIU C 850   645.00  615.00  01   03/22/97   06M 09/30/97           110.00   0.00
             2B1B                                                                                        0.00              0.00

01  349  01  D     ROSS/ESQUEDA         C 930   695.00  670.00  01   08/18/95   09M 05/31/97           150.00   0.00      06/97
             2B1B                                    C   10.00                                           0.00             10.00
                                                        680.00

01  350  01  D     GOSSAGE, BRENDA      C 930   695.00  650.00  01   08/31/90   06M 12/31/96           210.00   0.00      03/97
             2B1B                                                                                        0.00             25.00

01  351  01  D      GALAN ROBIN/CLOUD S C 930   695.00  670.00  01   05/19/95   12M 05/31/98           210.00   0.00      06/97
             2B1B                                                                                        0.00             20.00

01  352  01  D      NAJERA,RAQUEL,RICAR C 930   695.00  670.00  01   10/25/95   2M 04/30/98            100.00   0.00      05/97
             2B1B                                                                                        0.00             20.00

G1  353  01  D      COHEN, HELEN        C 930   695.00  670.00  01   03/01/96   12M 04/30/98           100.00   10.00-    04/97
             2B1B                                                                                        0.00             10.00

01  354  01  D      SCHNEIDER/ALGUESEVA C 930   695.00  670.00  01   01/28/93   M-M 08/31/94           400.00   0.00     05/97
             2B1B                                                                                        0.00            10.00

01  355  01  D      MOIR, MARY A.       C 930   695.00  670.00  01   03/01/97   06M 08/31/97           100.00   0.00
             2B1B                                                                                        0.00             0.00

01  356  01  D      KOPELEV, SEMION&IV  C 930   695.00  650.00  01   06/05/96   M-M 12/31/96           100.00   0.00     07/97
             2B1B                                                                                        0.00            25.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 24
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          MOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:32:30
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  357  01  R     LAMB, MOSEY          C  670   565.00  565.00  01   06/07/97   06M 12/31/97           150.00      0.00
             1B1B                                                                                         0.00               0.00

01  358  01  Q     MERKEL, KAREN        C  670   565.00  545.00  01   08/15/92   12M 12/31/96           100.00      0.00    03/97
             1B1B                                                                                         0.00              25.00

01  359  01  A     WILLIFORD,NINA DIANE C  670   565.00  545.00  01   09/08/90   06M 02/28/97           275.00      0.00    03/97
             1B1B                                                                                         0.00              10.00

01  360  01  A     TAYLOR DEAN          C  670   565.00  550.00  01   05/20/95   06M 11/30/97           160.00      0.00    06/97
             1B1B                                                                                         0.00              25.00

01  361  01  A-L   MCPHERSON, ARLENE    C  670   540.00  495.00  01   07/10/96   06M 01/31/97           100.00      0.00
             1B1B                                                                                         0.00               0.00

01  362  01  A-L   KRAMER RON & JASON   C  670   540.00  520.00  01   05/11/96   06M 11/30/96           100.00      0.00    06/97
             1B1B                                                                                         0.00              25.00

01  363  01  A-L   THOMAS, EDITH BANKS  C  670   540.00  530.00  01   12/07/95   12M 12/31/96            100.00    555.00
             1B1B                                                                                          0.00              0.00

01  364  01  A-L   GRAUBARD, EVA LIA    C  670   540.00  525.00  01   06/01/97   12M 05/31/98            110.00      0.00
             1B1B                                                                                          0.00              0.00

01  365  01  A     LANDEN, DIANE        C  670   565.00  545.00  01   02/01/97   12M 01/31/98            500.00      0.00
             1B19                                                                                          0.00              0.00

01  366  01  A     MCDONALD, PATRICK    C  670   565.00  545.00  01   07/06/90   12M 11/30/97            150.00      0.00   11/96
             1B1B                                                                                          0.00              0.00

01  367  01  A     HAFNER, ANGELA       C  670   565.00  545.00  01   10/19/96   12M 10/31/97            350.00      0.00
             1B1B                                                                                          0.00              0.00

01  368  01  A     RUPKEY, JOSEPH/JENNI C  670   565.00  535.00  01   08/13/96   12M 08/31/97            110.00      0.00
             1B1B                                                                                          0.00              0.00

01  369  01  A     SCHNEPS BERNARD      C  670   565.00  545.00  01   12/09/94   12M 02/28/98            110.00      0.00   03/97
             1B1B                                                                                          0.00             25.00

01  370  01  A     SHIN, SANG IN/SNE EU C  670   565.00  545.00  01   12/21/96   06M 06/30/97            110.00      0.00
             1B1B                                                                                          0.00              0.00

01  371  01  4     VALENTINE            N  670   565.00  565.00  01   07/18/99                             0.00      0.00
             1B1B                                                                                          0.00              0.00

01  371      A     VACANT                  670   565.00
             1B1B

01  372  02  A     SCALZO-PRELEASE      N  670   565.00  565.00  01   06/26/99                           100.00     0.00
             1B1B                                                                                          0.00              0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 25
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:33:04
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  372      A    VACANT                   670  565.00
             1B1B

01  373  01  A    BENNETT, JASON        C  670  565.00   545.00 01   11/06/96   06M 05/31/97           150.00    0.00
             1B1B                                                                                        0.00            0.00

01  374  01  A    JACKSON, CLAUDE/GRAC  C  670  565.00   535.00 01   08/31/96   12M 08/31/97           100.00    0.00
             1B1B                                                                                        0.00            0.00

01  375  01  A    CHMELNIK, MAURICIO    C  670  565.00   535.00 01   08/05/96   09M 05/31/97           150.00    0.00
             1B1B                                                                                        0.00            0.00

01  376  01  A    GUITIERREZ/FINDLEY    C  670   565.00  495.00 01   07/06/96   12M 07/31/97           100.00    0.00
             1B1B                                                                                        0.00            0.00

01  377  01  A-L  LOSS, GARY            C  670   540.00  495.00 01   09/07/96   06M 03/31/98           310.00    0.00
             1B1B                                                                                        0.00            0.00

01  378      A-L  VACANT                   670   540.00
             1B1B

01  379  01  A-1  NGUYEN, DUNG VAN      C  670   540.00  495.00 01   10/15/96  12M  10/31/97           110.00    0.00
             1B1B                                                                                        0.00            0.00

01  380  01  A-L  DU FRANE, NANCY       C  670   540.00  495.00 01   04/06/96  12M  10/31/97           450.00    0.00
             1B1B                                                                                        0.00            0.00

01  381  01  A    JONES, RHYNDA         C  670   565.00  565.00 01   04/01/97  12M  03/31/98           150.00    0.00
             1B1B                                                                                        0.00            0.00

01  382  01  A    FOSTER, CECILIA       C  670   565.00  545.00 01   02/01/85  12M  02/28/98            50.00    0.00   03/97
             1B1B                                                                                        0.00           25.00

01  383  01  A    LRURENCE, TRACY       C  670   565.00  545.00 01   11/23/96  06M  11/30/97           110.00    0.00
             1B1B                                                                                        0.00            0.00

01  384  01  A    GUERRERO ANDREW/PENA  C  670   565.00  540.00 01   06/01/96  12M  05/31/98           110.00    0.00   06/97
             1B1B                                                                                        0.00           40.00

01  385  01  D   MESCHKAT, IONE         C  930   695.00  650.00 01   08/14/96  06M  08/31/97           100.00    0.00
             2B1B                                                                                        0.00            0.00

01  386  01  D   POWELL, STEPHANIE      C  930   695.00  650.00 01   09/06/96  12M  09/30/97           100.00    0.00
             2B1B                                                                                        0.00            0.00

01  387  02  D   HONG, MARIA/JOHNNY     C  930   695.00  695.00 01   06/15/97                          100.00    0.00
             2B1B                                                                                        0.00            0.00

01  388  01  D   MITCHELL, MICHAEL/CA   C  930   695.00  625.00 01   09/21/96  12M  09/30/97           100.00    0.00
             2B1B                                                                                        0.00            0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 26
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:33:3
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  389  01  D    ADAMS, LORETTA & GEO  C  930  695.00  670.00   01   02/15/97  12M 02/28/98            200.00   0.00
             2B1B                                                                                         0.00            0.00

01  390  01  D    ODELL M. / SABALA T.  C  930  695.00  650.00   01   07/01/96  M-M 03/31/97            100.00   0.00    07/97
             2B1B                                    C   10.00                                            0.00           25.00
                                                        660.00

01  391  01  D    MORGANSTERN KATHERIN  C  930  695.00  670.00   01   01/27/96  12M 01/31/97            130.00  10.00-   04/97
             2B1B                                                                                         0.00           10.00

01  392  02  D    NGUYEN, THUY          C  930  695.00  670.00   01   04/28/97  12M 04/30/98            100.00   0.00
             2B1B                                                                                         0.00            0.00

01  393  01  C    CORTIMIGLIA, K.       C  850  645.00  595.00   01   01/01/87  12M 08/31/97             50.00   0.00    08/95
             2B1B                                                                                         0.00            0.00

01  394  01  C    GOLDMAN, VIRGINIA     C  850  645.00  595.00   01   10/22/96  12M 10/31/97            110.00  45.00
             2B1B                                                                                         0.00            0.00

01  395  01  C-L  FISCHER, JULIE        C  850  620.00  595.00   01   03/17/97  06M 09/30/97            210.00   0.00
             2B1B                                                                                         0.00            0.00

01  396  01  C-L  VALDEZ/ALONSO         C  850  620.00  595.00   01   09/26/95  06M 09/30/97            200.00   0.00
             2B1B                                    C   10.00                                            0.00            0.00
                                                        605.00

01  397  01  C    SEROTA, HARRY         C  850  645.00  595.00   01   07/06/89  12M 09/30/97            250.00   0.00    10/95
             2B1B                                                                                         0.00           10.00

01  398  01  C    HOLT, DAWN            C  850  645.00  595.00   01   06/13/96  M-M 06/30/97            310.00   0.00    07/97
             2B1B                                                                                         0.00           25.00

01  399  01  F    BROWN, ROBERT,CHERYL C 1054  750.00  695.00   01   02/01/97  12M 01/31/98            200.00   0.00
             2B2B                                                                                         0.00            0.00

01  400  01  F    BELYI, BORIS/ELIZABE  C 1054  750.00  675.00   01   09/23/95  12M 10/31/97            100.00   0.00    11/96
             2B2B                                                                                         0.00            0.00

01  401  01  B    OWEN, KAREN           C 756   605.00  575.00   01   08/14/93  12M 08/31/97            310.00   0.00    09/96
             1B1B                                                                                         0.00            0.00

01  402  01  B    STEWERT MARY          C 756   605.00  S85.00   01   03/26/95  M-M 08/31/96            160.00   0.00    09/96
             1B1B                                                                                         0.00           20.00

01  403  02  B   CARLETON/CANCELLED     O 756   605.00  595.00   01   03/21/97                          100.00   0.00
             1B1B                                                                            03/21/97     0.00            0.00

01  403  03  B   MODICA, CHRISTOPHER    C 756   605.00  595.00   01   05/26/97 12M  05/31/98            100.00   0.00
             1B1B                                                                                         0.00            0.00

01  404  01  B   JOHNSON, BRIAN         C 756   605.00  585.00   01   09/01/92 006  08/31/94            150.00   0.00    03/97
             1B1B                                                                                         0.00           10.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 27
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:34:22
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R    BALANCE   AMOUNT
===================================================================================================================================
01  405  01  F    KAISER CARY ROY       C 1054  750.00   695.00  01   10/01/94  12M 08/31/97            100.00     0.00     03/97
             2B2B                                                                                         0.00               5.00

01  406  01  F    WEBER, JOHN/MARGARET  C 1054  750.00   735.00  01   05/30/97  06M 11/30/S7            200.00     0.00
             2B2B                                                                                         0.00               0.00

01  407  01  C    MUNOZ,ROMAN, VU, HAI  C  850  645.00   595.00  01   05/01/96  06M 07/31/97            100.00     0.00
             2B1B                                                                                         0.0O               0.00

01  408  01  C    USAKOVSKAYA, DINA     C  850  645.00   580.00  01   04/06/96  12M 04/30/97            200.00     0.00     05/97
             2B1B                                                                                         0.00              20.00

01  409  01  C-L  SINCLAIR VERONICA     C  850  620.00   595.00  01   05/11/96  06M 05/30/97            200.00     0.00     06/97
             2B1B                                                                                         0.00              25.00

01  410  01  C-L  BOYD, SAUNDRA         C  850  620.00   610.00  01   08/13/91  M-M 03/28/92            100.00   605.00-    07/97
             2B1B                                                                                         0.00                5.0

01  411  01  C    GORDON MICHAEL, DO N  C  850  645.00   615.00  01   04/01/69  06M 03/31/98 06/16/97   130.00     0.00     04/97
             2B1B                                                                            06/30/99     0.00              20.00

01  412  01  C    CARLOCK, EMILIO/SUSA  C  850  645.00   595.00  01   12/20/96  06M 06/30/97            100.00    10.00-
             2B1B                                                                                         0.00               0.00

C1  413  01  D    NIMRI, REUBEN         C  930  695.00   640.00  01   07/18/92  12M 08/31/97            100.00     0.00     09/96
             2B1B                                                                                         0.00               0.00

01  414  01  D    VARJAS,PHILIP HOPKIN  C  930  695.00   670.00  01   05/29/93  M-M 12/30/93            100.00    10.00     05/97
             2B1B                                    C    10.00                                           0.00              10.00
                                                         680.00
01  415  01  D    YU SUEJIN / YU, SON   C  930  695.00   650.00  01   06/29/95  18M 06/30/98            100.00     0.00     01/96
             2B1B                                                                                         0.00               0.00

01  416  01  D    CORRIGAN, MADGE       C  930  695.00   650.00  01   08/29/93  12M 12/31/96            100.00     0.00     03/97
             2B1B                                                                                         0.00                5.0

61  417  01  D    **HAYES, ANNETTE      C  930  695.00   695.00  01   03/01/90  M-M 03/31/90             50.00     0.00     11/89
             2B1B                                                                                         0.00              10 00

01  418  01  D    CAMPBELL,HARRISON     C  930  695.00   695.00  01   11/26/96  06M 11/30/97            260.00     0.00
             2B1B                                                                                         0.00               0.00

01  419  01  D    PUTNAM KAREN          C  930  695.00   650.00  01   10/14/94  M-M 10/31/97            210.00     0.00     11/96
             2B1B                                                                                         0.00               0.00

G1  420  01  D    KING, VON             C  930  695.00   650.00  01   06/25/96  M-M 06/30/97            310.00     0.00     07/97
             2B1B                                                                                         0.00              25.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 28
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL NORTH                                               SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:34:5
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                   T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R   BALANCE   AMOUNT
===================================================================================================================================
01  421  01  A     NOWICKI, RICHARD     C  670  565.00   565.00  01   04/19/97  06M 10/31/97             150.00     0.00
             1B1B                                                                                          0.00             0.00

01  422  01  A     LABER, DAMIAN ABEL    N  670  565.00   565.00  01   06/27/99                          100.00     0.00
             1B1B                                                                                          0.00             0.00

01  422      A     VACANT                   670  565.00
             1B1B

01  423  01  A     CAMP CECILE (PERRY)   C  670  565.00   520.00  01  06/01/96   06M 11/30/97            160.00  2,600.00-  06/97
             1B1B                                                                                          0.00             25.00

01  424  01  A     NASH, SIRPA           C  670  565.00   545.00  01  09/07/89   12M 10/31/97            150.00      0.00   11/9
             1B1B                                                                                          0.00             25.00

01  425  01  G-P   MUNCRIEF/CARTER       C  210  895.00   B60.00  01  08/24/96   06M 08/30/97            110.00      0.00
             2B2B                                                                                          0.00              0.00

01  426  01  6-U   VANDERWORM N/TERRY K  C 1210  870.00   870.00  01  06/01/97   06M 11/30/97            200.00      0.00
                     2B2B                                                                                  0.00              0.00

01  427  02  G-P   IRELAND, DAWN         C 1210  895.00   875.00  01  04/27/97   12M 04/30/98            200.00      0.00
                     2B2B                                                                                  0.00              0.00

01  428  01  G-U   **MCGRIFF, CALVIN     C 1210  870.00   870.00  01  12/04/81   M/M 01/31/82              0.00      0.00   09/9
                     2B2B                                                                                  0.00             25.00

01  429  01  E     SOEHNGE, FRANK        C  942  695.00   660.00  01  08/1B/90   M-M 03/28/91            245.00      0.00   03/9
                     2B1B                                                                                  0.00             5.0

01  430  01  E-NBD LLOYD, KEITH B.       C  942  670.00   645.00  01  02/08/96  12M 02/28/98             200.00      0.00
             2B1B                                                                                          0.00             0.00

01  431  02  E     SPORT PRODUCTION      C  942  695.00   695.00  01  06/18/97  06M 12/31/97             200.00      0.00
             2B1B                                                                                          0.00             0.00

01  432  01  E-NBD ORR MICHAEL & BEAT N  C  942  670.00   640.00  01  10/01/94  06M 05/31/97             110.00      5.00-  10/9
             2B1B                                                                                          0.00             0.00

01  433  01  E     WILLIAMS, CHARLES     C  942  695.00   660.00  01  09/1B/92  12M 02/28/97             160.00      0.00   03/9
             2B1B                                                                                          0.00             25.00

01  434  01  E-NBD MILLER, ADRIENNE      C  942  670.00   645.00  01  04/14/76  12M 02/28/98             100.00      0.00   03/9
             2B1B                                                                                          0.00             15.00

01  435  01  E     LOMONTE, LAURA LEE    C  942  695.00   675.00  01  08/20/88  012 04/30/98             160.00      0.00   05/9
             2B1B                                                                                          0.00             25.00

01  436  01  E-NBD ENGLAND, DAVID/KATHR  C  942  670.00   645.00  01  08/17/96  09M 05/31/98             100.00      0.00
             2B1B                                                                                          0.00             0.0

QCRM410                                     RENT ROLL REPORT                                                            PAGE 1
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL WEST                                                SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               10:32:37
===================================================================================================================================
             TYPE                        S                                      **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                   T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R    BALANCE   AMOUNT
===================================================================================================================================
01  441  01  E/F/B ENEMAN, EVELYN        C  942  695.00   660.00  01   07/01/74  12M 02/28/98            10.00     0.00      03/97
             2B1B                                                                                         0.00               10.00

01  442  02  E/F/B HIPP, ROBERT          C  942  695.00   660.00  01   09/08/89  M-M 12/31/95           200.00     0.00      03/97
             2B1B                                                                                         0.00                0.00

01  443  02  E/F/B GALKA/GAMEZ           C  942  695.00   675.00  01   05/15/97  12M 05/31/98           200.00     0.00
             2B1B                                                                                         0.00                0.00

01  444  01  E/F/B RUSSELL, BILL/STACY   C  942  695.00   660.00  01   01/01/96  06M 06/30/97 05/30/97  100.00     0.00
             2B1B                                                                             06/30/99    0.00                0.00

01  444  02  E/F/B RITCHIE 5-3-97     PL N  942  695.00   695.00  01   07/29/99                         100.00     0.00
             2B1B                                                                                         0.00                0.00

01  445  01  AL    BROWN, MICHAEL        C  670  540.00   530.00  01   06/09/94  06M 07/31/97           160.00     0.00      03/96
             1B1B                                                                                         0.00               20.00

01  446  05  AL    PAVLOCK, CYNTHIA      C  670  540.00   520.00  01   05/12/95  12M 01/31/98           150.00     0.00      01/96
             1B1B                                                                                         0.00               25.00

01  447  04  CL    MANNING 5-10-97 VL    N  850  620.00   610.00  01   07/01/99                         100.00     0.00
             2B1B                                                                                         0.00                0.00

01  447      CL    VACANT                   850  620.00
             2B1B

01  448  03  CL    GREENWELL, MARK       C  850   620.00  570.00  01   08/12/95  12M 08/31/97           300.00     0.00
             2B1B                                                                                         0.00               0.00

01  449  03  C     YAP,JERRY/GLENDA      C  850   645.00  630.00  01   02/27/94  M-M 01/31/97           110.00     0.00      02/96
             2B1B                                                                                         0.00               10.00

01  450  01  C     GE/SHEN               C  850   645.00  595.00  01   07/13/96  06M 07/31/97           100.00     0.00
             2B1B                                                                                         0.00               0.00

01  451  09  4     GONZALEZ, RENO H      C  670   565.00  545.00  01   08/09/96  M/M 05/31/97           100.00     0.00
             1B1B                                                                                         0.00               0.00

01  452  02  A     NETTLETON PEGGY       C  670   565.00  550.00  01   08/08/92  12M 04/30/98           110.00     0.00      05/97
             1B1B                                                                                         0.00               25.00

71  453      A     VACANT                   670   565.00
             1B1B

01  454  01  A     NESTERGREN, TAMRA     C  670   565.00  550.00  01   06/01/96  M-M 11/30/96 05/31/97  150.00     60.00     06/97
             1B1B                                                                             06/30/99    0.00               25.00

01  455  07  C     FREY, MARK            C  850   645.Q0  615.00  01   06/01/92  06M 11/30/97           310.00      0.00     06/97
             2B1B                                                                                         0.00               20.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 2
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
07                                          NOB HILL WEST                                                SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               10:33:04
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R    BALANCE   AMOUNT
===================================================================================================================================
01  456  02 C     MCCORD, GLORIA        C  850  645.00   615.00  01   07/15/96  06M 10/31/97            310.00     0.00     05/97
            2B1B                                                                                          0.00              20.00

01  457  02 C     BURDETTE, THOMAS      C  850  645.00   595.00  01   02/01/97  06M 07/31/97            150.00     0.00
            2B1B                                                                                          0.00               0.00

01  458  06 C     DELTZ, TROY L NICOLE  C  850  645.00   570.00  01   08/14/96  M-M 02/28/97            100.00     0.00
            2B1B                                                                                          0.00               0.00

01  459  01 AL    RITCHEY, IRENE D.     C  670  540.00   495.00  01   09/14/85  12M 09/30/97             60.00     0.00     06/96
            1B1B                                                                                        200.00              20.00

01  460  05 AL    OCHOA, WYNN M.        C  670  540.00   495.00  01   06/27/96 M-M 12/31/96             110.00     0.00
            1B1B                                                                                          0.00               0.00

01  461  01 A     ECBY/FUQUA            C  670  565.00   545.00  01   03/01/96 M-M 02|28/97   06/19/97  160.00     0.00     03/97
            1B1B                                                                              06/30/99    0.00              10.00

01  462  04 A     ROBERTS, MARY K       C  670  565.00   565.00 01    06/14/97 06M 12/31/98             200.00     0.00
            1B1B                                                                                          0.00               0.00

01  463  04 AL    SATTER, HAROLD        C  670  540.00   520.00 01    05/09/91 12M 03/31/98              160.00    0.00     04/97
            1B1B                                                                                           0.00             25.00

01  464  07 AL    SINGH, SANDIP          C  670  540.00   520.00 01    07/10/93 M-M 06/30/94             110.00    0.00     01/96
            1B1B                                                                                           0.00             25.00

01  465  01 AL    LEVINE, JAN BARI      C  670  540.00   495.00 01    10/01/88 12M 04/30/98               10.00    0.00     05/97
            1B1B                                                                                           0.00              0.00

01  466  02 AL    QUINCY, ROCHELLE      C  670  540.00   495.00 01    10/05/96 M-M 04/30/97 05/21/97     100.00    82.50
            1B1B                                                                            06/25/99       0.00              0.00

01  467  02 A     LIM, SEONG L MYUNG    C  670  565.00   545.00 01    12/02/96 06M 06/30/97              160.00     0.00
            1B1B                                                                                           0.00              0.00

01  468  08 A     BEATY, STEVE          C  670  565.00   525.00 01    06/27/96 12M 06/30/97 06/16/97     110.00     0.00
            1B1B                                                                            06/30/99       0.00              0.00

01  469  03 A     POWELL, DEBRA         C  670  565.00   545.00 01    05/09/92 M-M 02/28/97              360.00     0.00     03/97
            1B1B                                                                                           0.00              25.00

01  470  02 A     SHARAH,SHYAM          C  670  565.00   545.00 01    11/01/94 12M 10/31/97              100.00     0.00     11/96
            1B1B                                                                                           0.00              25.00

01  471  04 A     STEINFELD. FRED       C  670  565.00   565.00 01    11/13/92 M-M 01/31/97              110.00     0.00     04/97
            1B1B                                                                                           0.00              20.00

01  472  06 A     INGLAT, MARIE         C  670  565.00   525.00 01    01/17/95 12M 03/31/98              110.00     0.00     04/97
            1B1B                                                                                           0.00              25.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 3
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
11                                          NOB HILL WEST                                                SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               10:33:49
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  473  04  A    WATSON, MARILYN       C  670  565.00  510.00   01   11/09/91  12M 02/28/98           210.00    0.00   02/96
             1B1B                                                                                        0.00           25.00

01  474  01  A    BASS/RIPKA            C  670  565.00  525.00   01   05/18/96  12M 05/31/98           310.00    0.00   06/97
             1B1B                                                                                        0.00           25.00

01  475  01  A    SHERMAN, SELMA        C  670  565.00  550.00   01   02/06/88  12M 04/30/98            50.00    0.00   05/97
             1B1B                                                                                        0.00           25.00

01  476  01  A    GHAFOURI 6-23-97   VL N  670  565.00  565.00   01   07/01/99                           0.00    0.00
             1B1B                                                                                        0.00            0.00

01  476      A    VACANT                   670  565.00
             1B1B

01  477  02  A    MILLER, DEBBIE        C  670  565.00  545.00   01   07/18/91  12M 02/28/98           160.00   0.00    03/97
             1B1B                                                                                        0.00           25.00

01  478  01  A    STERLING, DEBDRAH     C  670  565.00  545.00   01   10/23/88  12M 02/28/98           100.00   0.00    03/97
             1B1B                                                                                        0.00           10.00

01  479  05  AL   KLEIN,LILLIAN         C  670  540.00  525.00   10   8/06/94   12M 04/30/98           100.00   0.00    03/96
             1B1B                                                                                        0.00           25.00

01  480  07  AL   ROSE, SCOTT           C  670  540.00  525.00   01   03/10/95  06M 09/30/97           300.00    0.00   04/97
             1B1B                                                                                        0.00           25.00

01  481  06  AL   KHAN,IMRAN            C  670  540.00  525.00   01   12/08/94  06M 07/31/97           100.00    0.00   03/96
             1B1B                                                                                        0.00           25.00

01  482  02  AL   ENRIOUEZ, LOUDELIZA   C  670  540.00  520.00   01   09/07/91  12M 04/30/98           110.00    0.00   05/97
             1B1B                                                                                        0.00           25.00

01  483  01  A    SINGER, MURRAY        C  670  565.00  665.00   01   05/09/97  03M 08/31/97           150.00    0.00
             1B1B                                                                                        0.00            0.00

01  484  08  A    MACNAUGHTON, MELINDA  C  670  565.00  535.00   01   08/09/96  M-M 02/28/97           300.00    0.00
             1B1B                                                                                        0.00            0.00

01  485  02  D    HAMID. ASIM           C  930  695.00  660.00   01   09/01/92  12M 06/30/97           200.00    0.00   07/96
             2B1B                                                                                        0.00           10.00

01  486  01  D   SIMPSON, ROBERT        C  930  695.00  625.00   01   06/13/96  12M 06/30/97           200.00    0.00
             2B1B                                                                                        0.00            0.00

01  487  03  D   GOLUB, RACHEL          C  930  695.00  650.00   01   02/07/91  12M 02/28/98           200.00    0.00   03/97
             2B1B                                                                                        0.00           10.00

01  488  02  D   WELSH, RITA            C  930  695.00  670.00   01   11/01/89  M-M 01/31/97           210.00    0.00   04/97
             2B1B                                                                                        0.00           20.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 4
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
11                                          NOB HILL WEST                                                SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               10:34:27
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 489   01  D    MOONEY, JOHN K.       C  930  695.00  660.00   01   04/15/96  06M  10/31/97           110.00    0.00   05/97
             2B1B                                                                                         0.00           25.00

01 490   01  D    BENDER/LONG           C  930  695.00  650.00   01   05/25/96  12M  05/31/98           100.00    0.00   06/97
             2B1B                                                                                         0.00           25.00

01 491   01  D    GROVEMAN, JACK/FANNI  C  930  695.00  670.00   01   01/14/89  M-M  01/31/97           100.00    0.00   04/97
             2B1B                                                                                       200.00           20.00

01 492   02  D    BASTIDAS, DEBORAH     C  930  695.00  670.00   01   10/01/89  M-M  01/31/97           200.00    0.00   04/97
             2B1B                                                                                         0.00           20.00

01 493   04  C    PEREZ 5-30-97      VL N  850  645.00  645.00   01   06/28/99                          100.00    0.00
             2B1B                                                                                         0.00            0.00

01 493       C    VACANT                   850  645.00
             2B1B

01 494   02  C    HALL, RANDAL          C  850  645.00  575.00   01   01/12/95  12M  07/31/97           300.00    0.00
             2B1B                                                                                         0.00            0.00

01 495   03  CL   DUCHE, JANE C.        C  850  620.00  595.00   01   03/17/95  12M  01/31/98           100.00    0.00   04/96
             2B1B                                                                                         0.00           10.00

01 496   01  CL   LIU/CHEN              C  850  620.00  570.00   01   06/15/96  06M  06/30/97           100.00    0.00
             2B1B                                                                                         0.00            0.00

01 497   01  C    ANDERSON, JAMES       C  850  645.00  615.00   01   04/06/96  M-M  04/30/97           100.00    0.00   05/97
             2B1B                                                                                         0.00           20.00

01 498   03  C    JORDAN, CHERYL        C  850  645.00  615.00   01   06/16/95  M-M  06/30/96           400.00    0.00   04/97
             2B1B                                                                                         0.00           20.00

01 499   03  F    SOMAN, KIZHAKE        C  1054 750.00  695.00   01   06/23/92  M-M  12/31/95           110.00    0.00   03/97
             2B2B                                                                                         0.00           20.00

01 500   09  F    ALMAGOR/MULLA MULLA   C  1054 750.00  695.00   01   09/01/96  M-M  02/28/97           100.00    0.00
             2B2B                                                                                         0.00            0.00

01 501   01  B    VEGA, JUAN            C  756  605.00  595.00   01   04/05/97  12M  04/30/98           110.00    0.00
             1B1B                                                                                         0.00            0.00

01 502   05  B   MCPHERSON. EILEEN      C  756  605.00  585.00   01   01/29/94  M-M  02/28/97          110. 00    0.00   03/97
             1B1B                                                                                         0.00           10.00

01 503   05  B   LIMPUS, DOROTHY        C  756  605.00  585.00   01   11/13/95  12M  01/31/98           110.00    0.00
             1B1B                                                                                         0.00            0.00

01 504   03  B   FOWLER 6-19-97      VL N  756  605.00  605.00   01   06/28/97  12M                       0.00            0.00
             1B1B                                                                                         0.00            0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 5
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
11                                          NOB HILL WEST                                                SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               10:35:05
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  504  01  B    VACANT                   756  605.00
             1B1B

01  505  01  F    OFFHAN, MORRIS        C  1054 750.00  695.00   01   11/15/B4  12M  03/31/98            20.00    0.00   03/97
             2B2B                                                                                         0.00           20.00

01  506  01  F   KUPERBERG, SHIRLEY     C  1054 750.00  675.00   01   08/05/74  12M  09/30/97            60.00    0.00   08/96
             2B2B                                                                                         0.00           25.00

01  507  01  C   NEUMAN, LILLIAN        C  850  645.00  575.00   01   04/01/74  12M  01/31t98            10.00    0.00   02/96
             2B1B                                                                                         0.00           25.00

01  508  04  C   HUBAND, MICHAEL LINN   C  850  645.00  595.00   01   06/28/96  06M  06/30/97 05/30/97  110.00    0.00
             2BIB                                                                             07/11/99    0.00            0.00

01  508  05  C   SERICE 6-3-97       PL N  850  645.00  645.00    01  07/26/99                          100.00    0.00
             2B1B                                                                                         0.00            0.00

01  509  01  CL  TIPTON, STEPHEN S.     C  850  620.00  605.00    01  01/01/96  M-M  12/31/96           110.00   610.00-
             2B1B                                                                                         0.00            O.00

01  510  02  CL  CLARK,SARAH            C  850  620.00  600.00    01  11/06/93  12M  01/31/98           320.00     0.00  01/96
             2BIB                                                                                         0.00           25.00

01  511  01  C   MURRAY, TIMOTHY        C  850  645.00  595.00    01  05/25/96  06M  11/30/97           500.00     0.00  06/97
             2B1B                                                                                         0.00           25.00

01  512  01  C   LAROCHE, CLARA         C  850  645.00  620.00    01  03/03/84  06M  07/31/97            10.00           01/96
             2B1B                                                                                         0.00           25.00

01  513  02  D    COOPER, CHARISSE      C  930  695.00  650.00    01  02/15/97  12M  02/28/98           100.00     0.00
             2B1B                                                                                         0.00            0.00

01  514  02  D    MAHAN, MICHAEL        C  930  695.00  650.00    01  10/05/96  M-M  04/30/97           110.00     0.00
             2B1B                                                                                         0.00            0.00

01  515  01  D    VALDES, BARBARA       C  930  695.00  660.00    01  12/12/95  12M  01/31/98           110.00     0.00
             2B1B                                                                                         0.00            0.00

01  516  02  D    RUST, MARK            C  930  695.00  650.00    01  07/27/94  06M  07/31/97 05/14/97  160.00     0.00  11/96
             2B1B                                                                             06/30/99    0.00           10.00

01  516  04  D   KUREK 6-6-97        PL N  930  695.00  695.00    01  07/09/99                            0.00     0.00
             2B1B                                                                                         0.00            0.00

01  517  07  D   TURNER, LAWANDA        C  930  695.00  650.00    01  12/26/96  06M  06/30/97           100.00     0.00
             2B1B                                                                                         0.00            0.00

01  518  02  D   LUMAN,BETTY            C  930  695.00  650.00    01  11/03/94  M-M  04/30/95           410.00     0.00  03/97
             2B1B                                                                                         0.00           25.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 6
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
11                                          NOB HILL WEST                                                SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               10:35:43
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  519  01  D    ROBINS. GERARD        C  930  695.00  650.00   01   07/12/89  06M  12/31/97           200.00            11/96
             2B1B                                                                                         0.00            10.00

01  520  01  D    BERNSTEIN, INA        C  930  695.00  650.00   01   06/01/79  M/M  05/31/97            10.00     0.00
             2B1B                                                                                         0.00             0.00

01  521  01  A    TREVINO/GUARDIOLA     C  670  565.00  565.00   01   03/30/97  06M  09/30/97           150.00     0.00
             1B1B                                                                                         0.00             0.00

01  522  03  A    NINO, JAIME & LUZ     C  670  565.00  565.00   01   10/07/95  06M  10/31/97           110.00     0.00   04/97
             1B1B                                                                                         0.00            20.00

01  523  01  A    MORROW, ALAN          C  670  565.00  525.00   01   05/02/96  06M  07/31/97           110.00     0.00
             1B1B                                                                                         0.00             0.00

01  524  07  A   FRAMPTON, JOANN        C  670  565.00  665.00   01   04/04/97  03M  07/31/97           100.00     0.00
             1B1B                                                                                         0.00             0.00

01  525  03  F   ROSENBERG, HANA        C  1054 750.00  695.00   01   07/24/95  12M  09/30/97           100.00     0.00   08/96
             2B2B                                                                                         0.00            20.00

01  526  04  F   ISLAM, NAZRUL          C  1054 750.00  710.00   01   06/26/92  M-M  04/30/97           120.00     0.00   05/97
             2B2B                                                                                         0.00            25.00

01  527  03  A   WATTS, SALLIE          C  670  565.00  525.00   01   06/29/96  12M  06/30/97           100.00     0.00
             1B1B                                                                                         0.00             0.00

01  528  03  A   MORTON, ELIZABETH      C  670  565.00  545.00   01   04/13/93  12M  10/31/97           400.00     0.00   11/96
             1B1B                                                                                         0.00            10.00

01  529  01  A   CORTES, JOSE C.        C  670  565.00  550.00   01   05/01/96  12M  04/30/98           160.00     0.00   05/97
             1B1B                                                                                         0.00            25.00

01  530  02  A   SCHWARTZ, RUSSELL M.   C  670  565.00  545.00   01   01/29/96  12M  01/31/98           110.00 1,090.00-
             1B1B                                                                                         0.00             0.00

01  531  02  GP  KING, SARA             C  1210 895.00  860.00   01   12/14/96  09M  09/30/97           110.00     0.00
             2B2B                                                                                         0.00             0.00

01  532  01  GL  THERAPIST UNLIMIT      C  1210 870.00  860.00   01   07/01/96  M-M  07/31/96            10.00      0.00
             2B2B                                                                                         0.00             0.00

01  533  04  GP  LEVY, DOROTHY          C  1210 895.00 875.00   01   05/01/97   12M  04/30/98           120.00      0.00
             2B2B                                                                                         0.00             0.00

01  534  02  GL  TAYLOR, DANIEL         C  1210 870.00 835.00   01 01/02/97     12M 01/31/98            310.00    835.00-
             2B2B                                                                                         0.00             0.00

01  535  01  A   **OFFICE               C  670  565.00 565.00   01 04/01/85     M-M 04/30/85              0.00      0.00  07/96
             1B1B

QCRM410                                     RENT ROLL REPORT                                                            PAGE 7
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
11                                          NOB HILL WEST                                                SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               10:36:23
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  536  04  A    WU, NORMAN            C  670  565.00  525.00   01   08/05/96  12M  08/31/97           100.00   0.00
             1B1B                                                                                         0.00            0.00

01  537  07  B    STEVENS, MILDRED      C  756  605.00  595.00   01   04/01/93  12M  03/31/98            60.00    0.00   04/97
             1B1B                                                                                         0.00           20.00

01  538   03 B    GUIDRY,GENEVA         C  756  605.00  550.00   01   11/01/94  06M  06/30/97           675.00   20.00   11/95
             1B1B                                                                                         0.00           25.00

01  539   04 B    HOLLIDAY MAUDE        C  756  605.00  550.00   01   06/01/93  12M  08/31/97           110.00    0.00   06/96
             IB1B                                                                                         0.00           25.00

01  540   01 B    FAIGEN, VALERIE       C  756  605.00  575.00   01   02/15/89  M-M  08/31/96           150.00    0.00   09/96
             1B1B                                                                                         0.00           25.00

01  541   01 B    FLOYD, JEWEL          C  756  605.00  575.00   01   01/28/89  12M  09/30/97           110.00    0.00   09/96
             1B1B                                                                                         0.00           25.00

01  542   03 B    FUCHS, EDWARD         C  756  605.00  585.00   01   08/15/92  06M  08/31/97           170.00    0.00   03/97
             1B1B                                                                                         0.00           10.00

01  543   01 B    PERKINS, MARY ALENA   C  756  605.00  585.00   01   06/13/89  M-M  12/31/89           160.00    0.00   03/97
             1B1B                                                                                         0.00           10.00

01  544   08 B    MCANALLY, MARGARET    C  756  605.00  575.00   01   08/01/92  12M  08/31/97            60.00    0.00   09/96
             1B1B                                                                                         0.00           25.00

01  545   01 A    WHITCOMB/MCELVEEN     C  670  565.00  565.00   01   04/10/97  06M  10/31/97           160.00    0.00
             1B1B                                                                                         0.00            0.00

01  546   04 A    TRAN/LIEN             C  670  565.00  545.00   01   08/23/95  12M  08/31/97           500.00    0.00
             1B1B                                                                                         0.00            0.00

01  547   05 E-P  GHANI 6-9-97       VL N  942  705.00  705.00   01   07/11/99                            0.00    0.00
             2B1B                                                                                         0.00            0.00

01  547      E-P  VACANT                   942  705.00
             2B1B

01  548   01 E-W  THOMPSON,JAMES       C   942  670.00  640.00   01   07/07/94  12M  07/31/97           100.00    0.00   08/96
             2B1B                                                                                         0.00           25.00

01  545   01 E-P  FRANKFORT, ABE       C   942  705.00  670.00   01   05/05/80  12M  02/28/98             0.00    0.00   03/97
             2B1B                                                                                         0.00           10.00

01  550   03 E-N  KARPAY, BONNIE       C   942  670.00  645.00   01   12/21/92  12M  02/28/98           200.00    0.00   03/97
             2B1B                                                                                         0.00           15.00

01  551   11 E-P  CAMP, KENNETH & DANA C   942  705.00  685.00   01   04/12/97  06M  10/31/97           100.00    0.00
             2B1B                                                                                         0.00            0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 8
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
11                                          NOB HILL WEST                                                SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               10:37:01
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  552  03  E-W  ELLIS, JACQUELINE     C  942  670.00  645.00   01   12/10/94  12M  02/28/98           100.00    0.00   03/97
             2B1B                                                                                         0.00           15.00

01  553  04  E-P  THOMPSON/MOEHLE       C  942  705.00  670.00   01   12/21/96  06M  06/30/97           200.00    0.00
             2B1B                                                                                         0.00            0.00

01  554  04  E-W  SELLE, TYLER/STACEY   C  942  670.00  635.00   01   01/27/96  12M  07/31/97           110.00    0.00
             2B1B                                                                                         0.00            0.00

01  555  04  AL   ALFANO, BRENDA        C  670  540.00  520.00   01   09/16/95  06M  07/31/97           100.00    0.00
             1B1B                                                                                         0.00            0.00

01  556  03  AL   SHOWN, RITA           C  670  540.00  520.00   01   12/01/96  12M  11/30/97           100.00    0.00
             1B1B                                                                                         0.00            0.00

01  557  02  AL   WALT, GREGORY         C  670  540.00  495.00   01   01/30/93  12M  08/31/97           150.00    0.00   09/95
             1BIB                                                                                         0.00           25.00

01  558   01 AL   VAUGHAN, TAMMY        C  670  540.00  565.00   01   06/07/97  12M  06/30/98           100.00    0.00
             1B1B                                                                                         0.0O            0.00

01  559   02 A    MUSTACHIO, ROSALIE    C  670  565.00  520.00   01   07/09/90  12M  08/31/97           160.00    0.00   03/96
             1B1B                                                                                         0.00           25.00

01  560   05 A    GREEN, PATRICIA       C  670  565.00  565.00   01   10/07/95  M-M  04/30/96           160.00    0.00   04/97
             1BIB                                                                                         0.00           20.00

01  561   01 A    SERICE, VALERIE       C  670  565.00  525.00   01   06/29/96  06M  09/30/97           110.00    0.00
             1B1B                                                                                         0.00            0.00

01  562   04 A    FOWLER,DEBRA          C  670  565.00  545.00   01   11/11/94  12M  04/30/98           300.00    0.00   03/97
             1B1B                                                                                         0.00           25.00

01  563   06 A    LABIT, RENICE/ANNA    C  670  565.00  565.00   01   05/23/97  06M  11/30/97           100.00    0.00
             1B1B                                                                                         0.00            0.00

01  564   04 A    BUCEK, TINA           C  670  565.00  545.00   01   10/05/96  M-M  04/30/97           100.00    0.00
             1B1B                                                                                         0.00             0.00

01  565   07 A    **MODEL APT.          C  670  565.00  565.00   01   05/16/95  M-M  05/31/95             0.00    0.00    07/96
             1B1B                                                                                         0.00            10.00

1   566   02 A   KLITSAS, GEORGE        C  670  565.00  545.00   01   11/09/96  12M  05/31/98            100.00   0.00
             1B1B                                                                                          0.00            0.00

1   567   01 A   DAVIS, BETTIE          C  670  565.00  565.00   01   05/31/97  12M  05/31/98            100.00   0.00
             1B1B                                                                                          0.00            0.00

1   568   02 A   FINGER, JENNIFER       C  670  565.00  545.00   01   10/28/95  12M  10/31/97            110.00   0.00
             1B1B                                                                                          0.00            0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 9
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
11                                          NOB HILL WEST                                                SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               10:37:40
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  569  02  A    RAHMIN, AREZOO        C  670  565.00  545.00   01   02/04/95  M-M  02/28/97           310.00    0.00   03/97
             1B1B                                                                                         0.00           25.00

01  570  02  A    GIMBLE, JEFF          C  670  565.00  545.00   01   12/31/96  06M  06/30/97           100.00    0.00
             1B1B                                                                                         0.00            0.00

01  571      AL   VACANT                   670  540.00
             1B1B

01  572  02  AL   WILLIAMS, DAVID C.    C  670  540.00  520.00   01   12/23/96  06M  12/31/97           150.00    0.00
             1B1B                                                                                         0.00            0.00

01  573  04  AL   BERR, JONATHAN        C  670  540.00  520.00   01   11/10/96  12M  11/30/97           255.00    0.00
             1B1B                                                                                         0.00            0.00

01  574  04  AL   MCMAHON,JULIANNE      C  670  540.00  495.00   01   09/29/96  06M  09/30/97           110.00    0.00
             1B1B                                                                                         0.00            0.00

01  575  08  A    MIDDLEMAN, BESSIE     C  670  565.00  555.00    0   08/13/95  12M  03/31/98           110.00    0.00   04/97
             1B1B                                                                                         0.00            0.00

01  576  06  A    MORRISON, TANYA       C  670  565.00  545.00   01   03/01/97  12M  02/28/98           320.00    0.00
             1B1B                                                                                         0.00            0.00

01  577  01  A    LEVY 6-18-97       VL N  670  565.00  565.00   01   07/01/99                            0.00    0.00
             1B1B                                                                                         0.00            0.00

01  577      A    VACANT                   670  565.00
             1B1B

01  578  05  A    WEBB,LEE              C  670  565.00  550.00   01   05/20/94  M-M  04/30/97           110.00 1650.00-  06/97
             1B1B                                                                                         0.00           25.00

01  579  07  F    WILLMON, LISA/PAUL    C  1054 750.00  695.00   01   08/09/96  12M  08/31/97           300.00    0.00
             2B2B                                                                                         0.00            0.00

01  580  02  F    KATZ, HOWARD/PAULINE  C  1054 750.00  670.00   01   04/24/93  12M  04/30/98           120.00    0.00   05/97
             2B2B                                                                                         0.00            0.00

01  581  01  AL   SCOTT, OCIE ELLA      C  670  540.00  525.00   01   06/01/85  12M  04/30/98            50.00    0.00   05/97
             1B1B                                                                                         0.00           25.00

01  582  04  AL   COOPER, BRENDA        C  670  540.00  495.00   01   09/15/96  12M  09/30/97           110.00    0.00
             1B1B                                                                                         0.00            0.00

01  583  02  F    DOCTOR'S HOSPITAL     C  1054 750.00  715.00   01   05/01/96  12M  04/30/98           100.00    0.00   05/97
             2B2B                                                                                         0.00           20.00

01  584  11  F    MARQUINES/GUEVARA     C  1054 750.00  695.00   01   11/01/96  M-M  04/30/97           200.00    0.00
             2B2B                                                                                         0.00            0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 10
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
11                                          NOB HILL WEST                                                SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               10:38:18
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  585  02  B    LARY, SHIRLEY         C  756  605.00  575.00   01   05/20/90  12M  12/31/97           160.00    0.00   10/96
             1B1B                                                                                         0.00           25.00

01  586  01  B    FLUSSER, GIDEON       C  756  605.00  5B5.00   01   06/27/96  12M  06/30/97 06/21/97  100.00    0.00
             1B1B                                                                             06/30/99    0.00            0.00

01  587  04 8     PINCKARD, NADYNE H.   C  756  605.00  565.00   01   12/02/92  12M  02/28/98           110.00    0.00   03/96
            1B1B                                                                                          0.00           25.00

01  588  01 B     MARGOSH, RACHELLE     C  756  605.00  565.00   01   07/01/85  12M  02/28/98            10.00    0.00   03/97
            1B1B                                                                                          0.00           20.00

01  589  04 C     GELDART, EDWARD K.    C  850  645.00  615.00   01   08/24/91  12M  03/31/98           210.00    0.00   04/97
            2B1B                                                                                          0.00           15.00

01  590  04 C     ROBUCK, DAVID         C  850  645.00  595.00   01   07/12/96  12M  04/30/98           100.00    0.00   05/97
            2B1B                                                                                          0.00           25.00

01  591  01 C     SCHAPIRO, TIMOTHY     C  850  645.00  625.00   01   04/01/96  12M  03/31/98           210.00    0.00
            2B1B                                                                                          0.00            0.00

01  592  05 C     DOROCHENKO, ALLA      C  850  645.00  595.00   01   09/03/96  12M  09/30/97           110.00    0.00
            2B1B                                                                                          0.00            0.00

01  593  01 C     PEREIRA, EDITH        C  850  645.00  620.00   01   06/25/85  12M  12/31/97            50.00    0.00   01/96
            2B1B                                                                                        200.00           25.00

01  594  10 C     MILLER, BARBARA       C  850  645.00  595.00   01   06/27/96  12M  06/30/97           100.00    0.00
            2B1B                                                                                          0.00            0.00

01  595  02 C     MCGILVRAY, DOROTHY    C  850  645.00  610.00   01   07/01/90  12M  01/31/98           210.00    0.00   09/95
            2B1B                                                                                          0.00           30.00

01  596  03 C     GOODMAN,STEVEN        C  850  645.00  595.00   01   08/06/92  09M  08/31/97           100.00    0.00   09/94
            2B1B                                                                                          0.00           20.00

01  597  11 A     GIBBS, JOHNATHAN      C  670  565.00  545.00   01   03/01/97  06M  08/31/97           100.00    0.00
            1B1B                                                                                         0.00             0.00

01  598  04 A     JOINER,REBECCA        C  670  565.00  535.00   01   02/03/94  12M  08/31/97           160.00    0.00   09/96
            1B1B                                                                                          0.00           15.00

01  559  08 A     GLENN, ALLISON        C  670  565.00  545.00   01   04/15/95  12M  09/30/97           310.00    0.00   10/96
            1B1B                                                                                          0.00           25.00

01  600  02 A     GROVER, LAUREN        C  670  565.00  550.00   01   07/12/96  M-M  04/30/97           300.00    0.00   05/97
            1B1B                                                                                          0.00           25.00

01  601  01 F     FISHER, MR. AND MRS.  C 1054  750.00  695.00   01   07/20/85  12M  02/28/9B            60.00    0.00   03/97
            2B2B                                                                                          0.00           20.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 11
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
11                                          NOB HILL WEST                                                SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               10:38:57
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  602  04  F    ROSSUM, VIVIAN        C  1054 750.00  695.00   01   09/11/93  12M  10/31/97           100.00    0.00   11/96
             2B2B                                                                                         0.00           20.00

01  603  05  B    KAUFMAN 6-23-97    VL N  756  605.00  605.00   01   07/01/99                            0.00    0.00
             1B1B                                                                                         0.00            0.00

01  603      B  VACANT                     756  605.00
             1B1B

01  604  01 B  THOMPSON, TINISHA        C  756  605.00  595.00   01   03/01/97  06M  08/31/97           110.00    5.00-
            1B1B                                                                                          0.00            0.00

01  605  08 B  IMADUDDIN, SYED          C  756  605.00  585.00   01   01/15/97  06M  07/31/97           110.00    0.00
            1B1B                                                                                          0.00            0.00

01  606  04 B  DEAN, JANICE             C  756  605.00  575.00   01   07/08/94  M-M  07/31/96           100.00    0.00   08/96
            1B1B                                                                                          0.00           25.00

01  607  01 C  BURCHFIELD/BRINER        C  850  645.00  600.00   01   05/20/95  12M  05/31/98           300.00    0.00   06/97
            2B1B                                                                                          0.00           25.00

01  608  03 C  LUEG/STEINHOFF           C  850  645.00  595.00   01   05/01/97  06M  10/31/97           100.00    0.00
            2B1B                                                                                          0.00            0.00

01  609  05 C  MCMAHAN, HARRY/NELLIE    C  850  645.00  595.00   01   01/04/97  12M  01/31/98           100.00    0.00
            2B1B                                                                                          0.00            0.00

01  610  01 C  DAGUE, MICHAEL           C  850  645.00  630.00   01   08/30/85  M-M  03/31/86            50.00    0.00   03/96
            2B1B                                                                                          0.00           20.00

01  611  04 C  KIBBE, RYAN & KAREN      C  850  645.00  595.00   01   01/01/97  06M  06/30/97           150.00    0.00
            2B1B                                                                                          0.00            0.00

01  612  06 C  CHELLIAH, KANNAN         C  850  645.00  630.00   01   04/26/93  12M  04/30/98           110.00    0.00   03/96
            2B1B                                                                                          0.00           20.00

01  613  02 C  SCHRYNEMEECKERS, LOU     C  850  645.00  615.00   01   03/14/91  12M  03/31/98           210.00    0.00   04/97
            2B1B                                                                                          0.00            0.00

01  614  02 C  MAUGANS/BOTTORF          C  850  645.00  595.00   01   05/30/97  12M  05/31/98           100.00    0.00
            2B1B                                                                                          0.00            0.00

01  615  06 A  BUTLER, MARY FRANCES     C  670  565.00  535.00   01   03/01/92  12M  03/31/98            50.00    0.00   04/97
            1B1B                                                                                          0.00           15.00

01  616  05 A  BURDIN, JOHN             C  670  565.00  545.00   01   01/28/94  06M  08/31/97           300.00   0.00    03/97
            1B1B                                                                                          0.00           25.00

01  617  01 E  GAMMAGE, DAVID           C  1054 750.00  715.00   01   04/04/96  06M  10/31/97           200.00   0.00    05/97
            2B2B                                                                                          0.00           20.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 12
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
11                                          NOB HILL WEST                                                SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               10:39:35
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  618  04  F    ANDERSON, HAGAR        C  1054 750.00  715.00  01    11/25/95  M-M  11/30/96           290.00    0.00    04/97
             2B2B                                                                                         0.00            20.00

01  619  02  A    HELMKE, CHRISTOPHER   C  670  565.00  565.00  01    08/08/95  12M  03/31/98           100.00    0.00    04/97
             1B1B                                                                                         0.00            20.00

01  620  01  A    BAUMGARTNER, LYNN     C  670  565.00  545.00  01    05/01/85  M-M  05/31/89            50.00    0.00    02/96
             1B1B                                                                                         0.00            25.00

01  621  01  F    MARTIN, J. L.         C  1054 750.00  715.00  01    03/01/98  M-M  06/30/90            10.00   15.00-   04/97
             2B2B                                                                                         0.00            20.00

01  622  03 F     MOORE/BABB            C  1054 750.00  695.00  01    02/01/97  12M  01/31/9B           110.00    0.00
             2B2B                                                                                         0.00             0.00

01  623  03 A     BRADBURN, DOROTHY S.  C  670  565.00  565.00  01    08/14/95  12M  03/31/98           100.00    0.00    04/97
            1B1B                                                                                          0.00            20.00

01  624  03 A     COOPER,TOBIN          C  670  565.00  545.00  01    01/15/95  06M  10/31/97           100.00    0.00    03/97
            1B1B                                                                                          0.00            25.00

01  625  02 CL    GUILLORY, DONALD      C  850  620.00  595.00  01    03/29/97  06M  09/30/97           100.00    5.33
            2B1B                                                                                          0.00             0.00

01  626  02 CL    MOSQUEDA, STEVEN      C  850  620.00  570.00  01    06/11/96  12M   06/30/98          110.00    0.00
            2B1B                                                                                          0.00             0.00

01  627  03 C     CANJI, MIRKO/MARTHA   C  850  645.00  595.00  01    08/10/96  M/M   05/31/97          100.00  620.00
            2B1B                                                                                          0.00             0.00

01  62B  02 C     MORRIS/AXTELL         C  850  645.00  595.00  01    06/17/95  12M   08/31/97          100.00    0.00
            2B1B                                                                                          0.00             0.00

01  629  04 C     KIRSHBAUM, DANIEL     C  850  645.00  620.00  01    05/15/93  M-M   11/30/93          100.00    0.00    01/96
            2B1B                                                                                          0.00            25.00

01  630  07 C     DE OLIVEIRA, MAURO    C  850  645.00  595.00  01    08/17/96  12M   08/31/97          110.00    0.00
            2B1B                                                                                          0.00             0.00

01  631  02 CL    MATHEWS, RAJY         C  850  620.00  570.00  01    06/15/96  12M   06/30/97 05/30/97 110.00    0.00
            2B1B                                                                               07/03/99   0.00             0.00

01  631  04 CL    HUNTER 6-16-97     PL N  850  620.00  620.00  01    08/01/99                            0.00             0.00
            2B1B                                                                                          0.00             0.00

01  632  02 CL   FAULKNER/KERNE         C  850  620.00  570.00  01    07/01/96  06M   06/30/97          100.00             0.00
            2B1B                                                                                          0.00             0.00

01  633  05 B     FAIGEN, LINDA         C  756  605.00  585.00  01    09/27/95  12M   09/30/97          100.00    0.00    10/96
            1B1B                                                                                          0.00            10.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 13
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL WEST                                                SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00
===================================================================================================================================
             TYPE                         S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                    T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  634  01  B     HYATT, MATTHEW         C   756  605.00  585.00   01   12/15/96  12M  12/31/97           310.00    0.00
             1B1B                                                                                            0.00            0.00

01  635  07  8     WALTERS,CRAIG          C   756  605.00  595.00   01   04/23/94  06M  10/31/97           150.00    0.00   05/97
             1B1B                                                                                            0.00           20.00

01  636  03  B     PERKINSON, JANINE R.   C   756  605.00  595.00   01   02/22/97  12M  02/28/98           100.00    0.00
             1B1B                                                                                            0.00            0.00

01  637  07  F     JOHNSON, DARCIE        C  1054  750.00  695.00   01   08/01/94  M-M  07/31/96           100.00    0.00   11/96
             2B2B                                                                                            0.00           20.00

01  638  02  E     GELMONT, HENRY S.      C  1054  750.00  695.00   01   12/29/90  12M  02/28/98           200.00    0.00   03/97
             2B2B                                                                                            0.00           20.00

01  639  06  A     KITCHENS, PATRICIA     C   670  565.00  550.00   01   09/23/95  12M  03/31/9B           110.00    0.00   04/97
             1B1B                                                                                            0.00           25.00

01  640  03  A     RICHARDS, ELIZABETH    C   670  565.00  545.00   01   10/17/92  12M  04/30/9B           300.00    0.00   11/96
             181B                                                                                            0.00           25.00

01  641  02  DL    EBEL, JENNIFER         C   930  670.00  600.00   01   07/12/96  12M  07/31/97           110.00    0.00
             2B1B                                                                                            0.00            0.00

01  642  01  DL    VASIREDDY, SRIDHAR     C   930  670.00  600.00   01   06/29/96  12M  12/31/97           110.00    0.00
             2B1B                                                                                            0.00    0.00

01  643  03  D     GOETTMAN/FUHRMAN       C   930  695.00  665.00   01   11/11/90  M-M  04/30/97           200.00    0.00   05/97
             2B1B                                                                                            0.00           25.00

01  644  03  D     MCCORQUODALE, GLORIA   C   930  695.00  660.00   01   12/02/95  12M  12/31/97           110.00            0.00
             2B1B                                                                                            0.00            0.00

01  645  02  F     GU, JIANJUN            C  1054  750.00  695.00   01   02/14/97  12M  02/28/98           110.00            0.00
             2B2B                                                                                            0.00            0.00

01  646  02  E     CRAWFORD,JANEANA       C  1054  750.00  695.00   01   05/18/94  12M  03/31/98           100.00    0.00   05/96
             2B2B                                                                                            0.00            0.00

01  647  02  F     HOPKINS, SHIRLEY       C  1054  750.00  695.00   01   10/15/96  M-M  04/30/97           120.00    0.00
             2B2B                                                                                            0.00            0.00

01  648  05  F     ZUBCEVIC,SALIH/LINDA   C  1054  750.00  715.00   01   02/24/96  12M  05/31/98           110.00   20.00-  04/97
             1B1B                                                                                            0.00           20.00

01  649  02  D     SMITH                  O   930  695.00  695.00   01   06/10/97                06/10/97  100.00    0.00
             2B1B                                                                                06/10/97    0.00            0.00

01  649  03  D     TEADWELL 6-13-97   VL  N   930  695.00  695.00   01   06/28/99                            0.00    0.00
             2B1B                                                                                            0.00            0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 14
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
11                                          NOB HILL WEST                                                SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               13:17:54
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC  NAME                 T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R   BALANCE    AMOUNT
===================================================================================================================================
01  649      D      VACANT                 930  695.00
             2B1B

01  650  02  D      **HEARD, EDWARD     C  930  695.00  695.00   01   02/01/97  M-M  02/01/97            0.00                 0.00
             2B1B                                                                                        0.00                 0.00

01  651  01  DL     BENGAL, PEARL/HEIM  C  930  670.00  645.00   01   03/05/96  M-M  03/31/97          110.00        0.00    04/97
             2B1B                                                                                        0.00                10.00

01  652  07  DL     BRICE, JOSEFA       C  930  670.00  645.00   01   03/01/97  12M  02/28/98          400.00        0.00
             2B18                                                                                        0.00                 0.00

01  653  04  A      RODRIGUEZ,SANDY     C  670  565.00  535.00   01   07/14/93  12M  08/31/97          100.00        0.00    09/96
             1818                                                                                        0.00                15.00

01  654  06  A      MARTIN, MARISA      C  670  565.00  555.00   01   12/20/95  06M  07/31/97          160.00        0.00
             1B1B                                                                                        0.00                 0.00

                    TOTAL CURRENT RESIDENTS                                                         30,220.00    3,447.83-
                                                                                                       600.00
                    TOTAL PREVIOUS RESIDENTS                                                           100.00        0.00
                                                                                                         0.00
                    TOTAL PROJECT               173,476               122,205.00                    30,320.00    3,477.83-
                                                        134,450.00                                     600.00
                    TOTAL #UNIT                 214

                    GROSS POSSIBLE INCOME               128,315.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 1
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               08:59
===================================================================================================================================
             TYPE                         S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC   NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  0655 09  A      MARICHAL/WEAD         C  670  565.00  565.00        04/14/95  M-M  10/31/95           110.00    0.00    04/97
             1-1                                                                                            0.00            20.00

01  0656 01  A      CARTER, JAMES C.      C  670  565.00  565.00   01   05/23/97  12M  05/31/98           110.00    0.00
             1-1                                                                                            0.00             0.00

01  0657 03  DL     SCHATZ, JOESPH        C  930  670.00  645.00   01   12/07/90  M-M  04/31/91           210.00    0.00    04/97
             2-1                                                                                            0.00            10.00

01  0658 03  DL     BARREDA, EDIE         C  930  670.00  625.00   01   08/03/96  12M  08/31/97           100.00    0.00
             2-1                                                                                            0.00             0.00

01  0659 03  D      GOLDMAN, SYLVIA       C  930  695.00  650.00   01   02/03/90  M-M  02/28/97           210.00    0.00    03/97
             2-1                                                                                            0.00            10.00

01  0660 01  D      MULLINS,ROBERT        C  930  695.00  650.00   01   02/01/97  12M  01/31/98           200.00    0.00
             2-1                                                                                            0.00             0.00

01  0661 01  F      BENIRETTO, ROSIE      C  1054 750.00  695.00   01   03/11/89  12M  10/31/97            60.00    0.00    10/96
             2-2                                                                                            0.00            20.00

01  0662 04  E      MENSCH,TOM & HEATHER  C  1054 750.0   695.00   01   08/16/96  12M  05/31/98           110.00    0.00
             2-2                                                                                            0.00             0.00

01  0663 01  F      SILVERSTEIN, KATIE    C  1054 750.00  345.00   01   08/02/74  M-M  06/30/96            10.00    0.00    02/93
             2-2                                                                                            0.00            35.00

01  0664 03  F      ARANGO, NELSON/LI     C  1054 750.00  695.00   01   01/11/97  06M  07/31/97           100.00    0.00
             2-2                                                                                            0.00             0.00

01  0665 02  D      DUNCAN, GRADY F.      C  930  695.00  650.00   01   06/01/95  M-M  05/31/97           100.00    0.00    06/97
             2-1                                                                                            0.00            25.00

01  0666 03  D      TUDOR, ELIZABETH      C  930  695.00  670.00   01   03/15/94  12M  03/31/98           110.00    0.00    04/97
             2-1                                                                                            0.00            20.00

01  0667 01  DL     JOHNSON/SUDDUTH       C  930  670.00  600.00   01   08/01/96  12M   07/31/97          100.00    0.00
             2-1                                                                                            0.00             0.00

01  0668 02  DL     GUO/ZHANG             C  930  670.00  625.00   01   11/28/96  M-M  05/31/97           110.00    0.00
             2-1                                                                                            0.00             0.00

01  0669 01  A      WATKINS, GARLANDEAN   C  670  565.00  535.00   01   11/01/87  12M  10/31/97           150.00    0.00    11/96
             1-1                                                                                            0.00            25.00

01  0670 03  A      GONLALEZ, MATT        C  670  565.00  565.00   01   02/21/97  06M  08/31/97           100.00    0.00
             1-1                                                                                            0.00             0.00

01  0671 01  E-DN   MAGEE, CAROLYN        C  942  705.00  660.00   01   06/05/87  12M  02/28/98            60.00    0.00    03/96
             2-1                                                                                            0.00             0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 2
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               08:59
===================================================================================================================================
             TYPE                           S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC  NAME                     T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 0672  01  E-UP   DAVIDSOHN, MARIE        C  942  670.00  640.00   01   02/13/74  12M  10/31/97             0.00    0.00    08/96
             2-1                                                                                              0.00            25.00

01 0673  06  E-DN   ADAMS, RAY & PATSY      C  942  705.00  650.00   01   03/01/95  12M  02/28/98           310.00    0.00    03/96
             2-1                                                                                              0.00            2S.00

01 0674  04  E-UP   SPRAGG/CUNNINGHAM       C  942  670.00  650.00   01   09/20/95  M-M  03/31/97           100.00    0.00    04/97
             2-1                                                                                              0.00             5 00

01 0675  05  E-DN   WALTON, JOSEPH E.       C  942  705.00  670.00   01   09/20/96  12M  09/30/97           100.00    0.00
             2-1                                                                                              0.00             0.00

01 0676  01  E-UP   WATSON, BECKY & BARRY   C  942  670.00  645.00   01   06/09/96  12N  06/30/97           100.00    0.00
             2-1                                                                                              0.00             0.00

01 0677  02  E-DN   WARD, CALLA             C  942  705.00  68S.00   01   05/01/95  24M  04/30/99           100.00  685.00-   05/97
             2-1                                                                                              0.00            25.00

01 0678  06  E-UP   YEARGIN/MABRY           C  942  670.00  650.00   01   03/01/97  12M  02/28/98           210.00    0.00
             2-1                                                                                              0.00             0.00

01 0679  01  A      ENLOE, JACK             C  670  565.00  525.00   01   03/28/69  12M  07/31/97            10.00    0.00    08/96
             1-1                                                                                             0.00             5.00

01 0680  03  A      JOHNSON, SUSIE R.       C  670  565.00  525.00   01   07/08/91  12M  07/31/97           160.00    0.00    08/96
             1-1                                                                                              0.00

01 0681  01  B      SCHWARTZ, CLAIRE        C  756  605.00  545.00   01   02/01/87  12M  08/31/97             0.00    0.00    09/96
             1-1                                                                                              0.00            10.00

01 0682  01  B      ERSKINE, GAIL           C  756  605.00  595.00   01   06/01/97  24M  05/31/99           250.00    0.00
             1-1                                                                                              0.00             0.00

01 0683  03  B      LISS, SALLY             C  756  605.00  595.00   01   05/04/97  12M  05/31/98           100.00    0.00
             1-1                                                                                              0.00             0.00

01 0684  06  B      JACKSON, ELIJAH         C  756  605.00  595.00   01   08/15/92  M-M  09/30/95           150.00    0.00    04/97
             1-1                                                                                              0.00            20.00

01 0685  01  B      NOVY,FRANCIS            C  756  605.00  595.00   01   03/24/97  12M  03/31/98           100.00    0.00
             1-1                                                                                              0.00             0.00

01 0686  04  B      BOCCHECIAMP,CARMEN      C  756  605.00  585.00   01   02/05/96  6M  08/31/97            100.00    0.00
             1-1                                                                                              0.00             0.00

01 0687  03  B      BLUESTEIN, LILLY        C  756  605.00  565.00   01   11/01/94  12M  10/31/97           100.00    0.00    11/96
             1-1                                                                                              0.00            10.00

01 0688  02  B      WILLIAMS, SCOTT         C  756  605.00  585.00   01   11/01/94  M-M  10/31/95           300.00    0.00    11/96
             1-1                                                                                              0.00            20.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 3
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               08:59
===================================================================================================================================
             TYPE                         S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC   NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  0689 04  A      SHEKHTER,FELIX        C  670  565.00  545.00   01   11/09/96  M-M  05/31/97           110.00    0.00
             1-1                                                                                            0.00             0.00

01  0690 01  A      GREENBLATT, BERNICE   C  670  565.00  545.00   01   07/07/86  12M  08/31/97            50 00    0.00    10/96
             1-1                                                                                            0.00            25.00

01  0691 02  G-DN   WIZIG,MIRIAM          C 1210  895.00  860.00   01   10/01/90  12M  10/31/97           200.00    0.00    11/96
             2-2                                                                                            0.00            20.00

01  0692 02  G-UP   SHARAFKHANEH 5/30     C 1210  870.00  870.00   01   06/20/97  12M  06/30/98           100.00    0.00
             2-2                                                                                            0.00             0.00

01  0693 01  G-DN   BRACKMAN, DOROTHY     C 1210  895.00  790.00   01   01/10/86  M-M  02/28/97            20.00    0.00    03/95
             2-2                                                                                            0.00            25.00

01  0694 01  G-UP   SCOTT,BARBARA         C 1210  870.00  835.00   01   09/29/95  M-M  09/30/96            10 00    0.00    03/97
             2-2                                                                                            0.00            10.00

01  0695 05  AL     LLOYD, ARTHUR         C  670  540.00  520.00   01   11/01/93  12M  03/31/98           150.00    0.00    03/97
             1-1                                                                                            0.00            20.00

01  0696 01  AL     SIMPSON, BILL         C  670  540.00  520.00   01   06/24/94  M-M  12/31/94           150.00    0.00    03/97
             1-1                                                                                            0.00            10.00

01  0697 10  AL     CRABTREE,MICHAEL      C  670  540.00  520.00   01   04/01/96  12M  03/31/98           110.00    0.00    04/97
             1-1                                                                                            0.00            25.00

01  0698 05  AL     CARPENTER,R0GER       C  670  540.00  520.00   01   11/13/96  M-M  05/31/97           100.00    0.00
             1 1                                                                                            0.00             0.00

01  0699 05  A      HOWARD, ELIZABETH     C  670  565.00  525.00   01   11/06/93  12M  02/28/98           100.00    0.00    03/97
             1-1                                                                                            0.00            25.00

01  0700     A      VACANT                   670  565.00
             1-1

01  0701     A      VACANT                   670  565.00
             1-1

01  0702 05  A      ZWEIFEL,DAVID         C  670  565.00  535.00   01   07/20/96  6M   07/31/97           300.00    0.00
             1-1                                                                                            0.00             0.00

01  0703 04  A      GAMBRELL, CR4I6       C  670  565.00  545.00   01   02/11/95  12M  02/28/98           100.00    0.00    03/97
             1-1                                                                                            0.00            25.00

01  0704 02  A      LAU,SIMON             C  670  565.00  525.00   01   07/27/96  6K   08/31/97           110.00    0.00
             1-1                                                                                            0.00             0.00

01  0705 02  4      MERENDA,PETER/GRETCH  C  670  565.00  545.00   01   07/30/95  12M  07/31/97           100.00    0.00
             1-1                                                                                            0.00             0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 4
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               08:59
===================================================================================================================================
             TYPE                         S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC   NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 0706      A      VACANT                     670  565.00

             1-1

01 0707  02  A      R1GGS, EDNA           C    670  565.00  545.00   01   02/15/92  12M  02/28/98        160.00    0.00    03/97
             1-1                                                                                           0.00             0.00

01 0708      A      VACANT                     670  565.00
             1-1

01 0709  01  A      SHARPE, EDNA          C    670  565.00  545.00   01   11/21/88  12M  10/31/97        100.00    0.00    11/96
             1-1                                                                                           0.00            25.00

01 0710  01  A      BROUILLETTE,JO        C    670  565.00  525.00   01   05/01/79  12M  02/28/98          0.00    0.00    03/97
             1-1                                                                                           0.00            25.00

01 0711  01  AL     RIVERA,SUSAN          C    670  540.00  525.00   01   05/19/97  6M   11/30/97        150.00    0.00
             1-1                                                                                           0.00             0.00

01 0712  01  AL     GUZELGUNLER,YILCAN    C    670  540.00  625.00   01   06/01/97  3M   08/31/97        100.00    0.00
             1-1                                                                                           0.00             0.00

01 0713  05  AL     KENNEDY, PEGGY        C    670  540.00  530.00   04   07/30/94 M-M   07/31/95        110.00    0.00    03/96
             1-1                                                                                           0.00            20.00

01 0714  01  AL     REDDY,RAVINDRA        C    670  540.00  525.00   01   06/01/97  6M   11/30/97         100.00   0.00
             1-1                                                                                           0.00             0.00

01 0715  04  FL     LEVINE, PAUL          C   1054  750.00  700.00   01   12/28/91  12M  03/31/98         210.00   0.00    04/97
             2-2                                                                                            0.00           25.00

01 0716  01  FL     DANELS/LONG           C   1054  750.00  690.00   01   08/01/89  M-M  09/30/96         200.00   0.00    10/96
             2-2                                                                                            0.00           25.00

01 0717  02  B      BUITENKANT, RACHEL    C    756  605.00  565.00   01   10/14/89  12M  10/31/97         360.00   0.00    11/96
             1-1                                                                                            0.00           15.00

01 0718  01  B      MATOS 5/30/97         N    756  605.00  595.00   01   06/30/99  06M                   100.00   0.00
             1-1                                                                                            0.00            0.00

01 0718      0      VACANT                     756  605.00
             1-1

01 0719  02  B      SMITH, STEVE          C    756  605.00  585.00   01   01/27/90  M-M  01/31/91         275.00   0.00    03/97
             1-1                                                                                            0.00           10.00

01 0720      B      VACANT                     756  605.00
             1-1

01 0721  01  CL    JACKSON MR. & MRS.     C    850  620.00  605.00   01   05/21/94  M-M  02/28/96         200.00   5.00-   04/96
             2-1                                                                                            0.00            0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 5
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               08:59
===================================================================================================================================
             TYPE                         S                                       **  LEASE **  NOTICE    DEPOSIT         LAST DATE
BLD UNIT ID  DESC   NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT   L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  0722 03  CL     MEHAFFEY, JOE T.      C  850  620.00  595.00   01   06/29/91  12M  03/31/98             210.00    0.00    04/97
             2-1                                                                                              0.00            10.00

01 0723  01  C      WEST, LISA            C  850  645.00  615.00   01   06/01/94  M-M  04L30L97             300.00    0.00    05/97
             2-1                                                                                              0.00            20.00

01 0724  03  C      TERRY,PAMELA          C  850  645.00  595.00   01   08/24/96  M-M  02/28/97             100.00    0.00
             2-1                                                                                              0.00             0.00

01 0725  02  C      HAAS/VIDAD RHON&SARA  C  850  645.00  595.00   01   12/01/96  12M  11/30/97             110.00    0.00
             2-1                                                                                              0.00             0.00

01 0726  05  C      OSHER/TARLOW          C  850  645.00  625.00   01   05/l0/97  6M   11/30/97             150.00    0.00
             2-1                                                                                              0.00             0.00

01 0727  01  CL     MELTON, ANDREW        C  850  620.00  605.00   01   04/01/88  M-M  03/31/95               0.00    0.00    03/96
             2-1                                                                                              0.00            20.00

01 0728  02  CL     PERRY/SLATTEN         C  850  620.00  570.00   01   06/29/96  12M  07/31/98             110.00    0.00
             2-1                                                                                              0.00             0.00

01 0729  01  A      DANIELLS, ANN         C  670  565.00  545.00   01   03/27/80  12M  03/31/98             165.00    0.00    03/97
             1-1                                                                                              0.00            25.00

01 0730  01  A      KRAVITZ, JOEL         C  670  565.00  525.00   01   05/17/97  06M  11/30/97             160.00    0.00
             1-1                                                                                              0.00             0.00

01 0731  01  FL     HENLEY, BETTY         C  1054 750.00  675.00   01   03/30/89  12M  07/31/97             220.00    0.00    08/96
             2-2                                                                                              0.00            25.00

01 0732  02  FL     WOLSKI/NUTER          C  1054 750.00   695.00  01   04/13/96  12M  03/31/98             300.00    0.00
             2-2                                                                                              0.00             0.00

01 0733  01  A      SMITH, LILLIAN        C  670  565.00   540.00  01   01/07/75  12M  09/30/97              10.00    0.00    10/96
             1-1                                                                                              0.00            25.00

01 0734  04  A      GHANI, MOHAMAD&MEGHAN C  670  565.00   545.00  01   01/18/97  6M   07/31/97             100.00    0.00     0.00
             1-1                                                                                              0.00             0.00

01 0735  06  FL     BLIGHT/LOYD           C  1054 750.00   695.00  01   08/31/95  M-M  08/31/96             500.00    0.00    09/96
             2-2                                                                                              0.00            20.00

01 0736  03  FL     CHENG/LEE             C  1054 750.00   735.00  01   06/21/97  06M  12/31/97             100.00    0.00
             2-2                                                                                              0.00             0.00

01 0737  01  A      THOMAS, PATRICIA A.   C  670  565.00   545.00  01   06/10/95  12M  02/28/98             110.00    0.00    03/97
             1-1                                                                                              0.00            25.00

01 0738  03  A      SANDLER, YAKOV        C  670  565.00   525.00  01   07/27/96  M-M  01/31/97  06/23/97   100.00    0.00
             1-1                                                                                 07/25/99     0.00             0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 6
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00
===================================================================================================================================
             TYPE                        S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC  NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 0739  02  CL    WALKER ,JESSIE        C   850  620.00  605.00   01   11/01/95  12M  10/31/97            200.00    0.00
             2-1                                                                                             0.00            10.00

01 0740  01  CL    LANGSETH, COTIE       C   850  620.00  585.00   01   0B/29/86  12M  10/31/97             70.00    0.00    11/95
             2-1                                                                                             0.00            10.00

01 0741  01  C     IJAZ,TAHIR/SADAF      C   850  645.00  570.00   01   07/06/96  M-M  01/31/97  06/05/97  100.00    0.00
             2-1                                                                                 07/20/99    0.00             0.00

01 0742  04  C     KRAUS, IRIS/ELI       C   850  645.00  600.00   01   07/31/93  12M  02/28/98            100.00    0.00    02/96
             2-1                                                                                             0.00            25.00

01 0743  02  C     COLE, JAMES/JANET     C   850  645.00  615.00   01   07/03/95  M-M  07/31/96  05/28/96  100.00    0.00    04/97
             2-1                                                                                 06/30/99    0.00            20.00

01 0743  03  C     DRUCKNAN/ARONSTEIN        850  645.00  645.00   01   08/01/99                           100.00    0.00
             2-1                                                                                             0.00             0.00

01 0744  01  C     WEED, CAROL           C   850  645.00  615.00   01   04/12/96  12M  05/31/98            310.00    0.00    05/97
             2-1                                                                                             0.00            20.00

01 0745  01  CL    NGUYEN,TU/HONG        C   850  620.00  570.00   01   09/14/96  09M  06/30/97            100.00    0.00
             2-1                                                                                             0.00             0.00

01 0746  03  CL    SMITH, TIFFANY        C   850  620.00  595.00   01   09/14/91  12M  03/31/98            110.00    0.00    04/97
             2-1                                                                                             0.00            25.00

01 0747  05  B     MANDEL, SUZANNE       C   756  605.00  575.00   01   07/20/94  12M  07/31/97            110.00    0.00    08/96
             1-1                                                                                             0.00            25.00

01 0748  01  B     ROWLAND,JENNY         C   756  605.00  595.00   01   03/21/97  12M  03/31/98            410.00    0.00
             1-1                                                                                             0.00             0.00

01 0749  02  B     SKAINS,RICHARD/SHARL  C   756  605.00  585.00   01   07/26/96  12M  07/31/97            110.00             0.00
             1-1                                                                                             0.00             0.00

01 0750  03  B     COWAN, DOMINIC        C   756  605.00  575.00   01   10/06/90  12M  10/31/97            150.00    0.00    11/96
             1-1                                                                                             0.00            25.00

01 0751  04  FL    SIMMONS/BELL          C  1054  750.00  695.00   01   10/04/96  12M  10/31/97            200.00    0.00
             2-2                                                                                             0.00             0.00

01 0752  01  FL    FLEMING/WILLIAMS      C  1054  750.00  695.00   01   05/01/96  12M  04/30/98            100.00    0.00
             2-2                                                                                             0.00             0.00

01 0753  04  G-DN  HOLTZMAN, DORA        C  1210  895.00  860.00   01   05/01/93  M-M  08/31/96             10.00    0.00    09/96
             2-2                                                                                             0.00            20.00

01 0754  02  G-UP  SMITH, RICHARD/MARIO  C  1210  870.00  835.00   01   10/16/93  M-M  10/31/96            100.00    0.00    03/97
             2-2                                                                                             0.00   20.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 7
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC  NAME                 T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 0755  03  G-DN  SACHS, DENA L.       C  1210  895.00  845.00   01  08/01/92  M-M   02/28/97             60.96      0.00    03/97
             2-2                                                                                           0.00               25.00

01 0756  01  G-UP  KATZ, BEN            C  1210  870.00  840.00   01  02/05/69  M-N   10/31/96             10.00  2,940.00-   05/97
             2-2                                                                                            0.00              25.00

01 0757  03  A     GLENN,PAUL & NANCY   C   670  565.00  545.00   01  08/26/96  12M   08/31/97  06/19/97  100.00      0.00
             1-1                                                                                06/28/99    0.00              0.00

01 0758  01  A     FERNANDEZ, CERILA    C   670  565.00  535.00   01  01/23/88  12M   07/31/97             60.00      0.00    08/96
             1-1                                                                                            0.00              25.00

01 0759  07  B     FINKELSTEIN,SOPHIE   C   756  605.00  595.00   01  06/01/97  12M   05/21/98            100.00      0.00
             1-1                                                                                            0.00               0.00

01 0760  02  B     MARINI, NANCY        C   756  605.00  575.00   01  06/01/90  12M   09/30/97            150.00      0.00    10/96
             1-1                                                                                            0.00              25.00

01 0761  01  B     MAGEE, GARRY         C   756  605.00  565.00   01  08/12/89  12M   02/28/98            170.00      0.00    03/97
             1-1                                                                                            0.00              25.00

01 0762  01  B     SELTZER, CARL        C   756  605.00  565.00   01  12/06/83  M-M   03/31/96             10.00      0.00    04/97
             1-1                                                                                            0.00              25.00

01 0763  05  B     APPEL, RAYE          C   756  605.00  595.00   01  09/08/93  M-M   09/30/94            100.00      0.00    04/97
             1-1                                                                                            0.00              20.00

01 0764  02  B     ANDERSON, DAVID      C   756  605.00  585.00   01  11/02/96  M-M   05/31/97            350.00      0.00
             1-1                                                                                            0.00               0.00

01 0765  01  B     EMERICK, FERDINANDA  C   756  605.00  565.00   01  03/01/88  12M   03/31/98             10.00      0.00    04/97
             1 1                                                                                            0.00              15.00

01 0766  05  B     KINDLE, PETER A.     C   756  605.00  595.00   01  04/19/97  06M   10/31/97            150.00      0.00
             1-1                                                                                            0.00               0.00

01 0767  02  A     GOLDBERG, SAM        C   670  565.00  545.00   01  01/06/95  12M   07/31/97            110.00      0.00    02/96
             1-1                                                                                            0.00              25.00

01 0768  01  A     BRATE/ECHIVERI       C   670  565.00  565.00   01  06/07/97   6M   12/31/97            100.00               0.00
             1-1                                                                                            0.00               0.00

01 0769  01  E-DN  FENTON, ROBIN & MARK C   942  705.00  670.00   01  06/15/96  M-M   12/31/96  05/15/97  100.00      0.00
             2-1                                                                                06/30/99    0.00               0.00

01 0769  02  E-DN  ROJAS  6/16/97       N   942  705.00  705.00   01  07/19/99                              0.00      0.00
             2-1                                                                                            0.00               0.00

01 0770  01  E-UP  NI/TANG              C   942  670.00  645.00   01  06/29/96  M-M   12/30/96            110.00      0.00
             2-1                                                                                            0.00               0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 8
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00
===================================================================================================================================
             TYPE                        S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC  NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 0771  01  E-DN  SCHMIDT,KATHLEEN      C  942  705.00  670.00   01   01/01/97  9M   09/30/97           100.00    0.00
             2-1                                                                                           0.00             0.00

01 0772  01  E-UP  HENRY, LEE ANN        C  942  670.00  650.00   01   03/20/94  M-M  03/31/96           110.00    0.00    04/97
             2-1                                                                                           0.00            20.00

01 0773  04  E-DN  VASQUEZ/SOTELO        C  942  705.00  670.00   01   10/08/96  12M  10/31/97           100.00    0.00
             2-1                                                                                           0.00             0.00

01 0774  02  E-UP  SCALES,WAYNE          C  942  670.00  645.00   01   07/27/96  H-M  01/31/97           100.00    0.00
             2-1                                                                                           0.00             0.00

01 0775  04  E-DN  CLARKE,DOROTHY        C  942  705.00  650.00   01   11/09/93  12M  09/30/97           120.00    0.00    10/96
             2-1                                                                                           0.00            15.00

01 0776  04  E-UP  HALL, STEVEN          C  942  670.00  660.00   01   03/10/97  06M  09/30/97           100.00    0.00
             2-1                                                                                           0.00             0.00

01 0777  02  AL    SPARKS   6/18/97      N  670  540.00  540.00   01   07/03/99                            0.00    0.00
             1-1                                                                                           0.00             0.00

01 0777      AL    VACANT                   670  540.00
             1-1

01 0778  01  AL    BAILEY, TERRI         C  670  540.00  520.00   01   04/27/96  M-M  04/30/97           100.00   0.00    05/97
             1-1                                                                                           0.00           25.00

01 0779  03  AL    RUCKER/GATES          C  670  540.00  520.00   01   11/04/95  12M  11/30/97           110.00   0.00
             1-1                                                                                           0.00            0.00

01 0780  01  AL    AFANRSYEVA/PATALAKH   C  670  540.00  520.00   01   03/05/96  M-M  03/31/97           150.00   0.00    05/97
             1-1                                                                                           0.00           25.00

01 0781      A     VACANT                   670  565.00
             1-1

01 0782  05  A     CHAISSON, ANDREA      C  670  565.00  545.00   01   12/01/96  06M  12/31/97           100.00   0.00
             1 1                                                                                           0.00            0.00

01 0783      A     VACANT                   670  565.00
             1-1

01 0784  01  A     GOODEY,JOANNA         C  670  565.00  525.00   01   07/21/96  12M  07/31/97           110.00   0.00
             1-1                                                                                           0.00            0,00

01 0785  03  A     MORELAND,ELIIABETH    C  670  565.00  565.00   01   09/29/95  M-M  09/30/96           310.00   0.00    04/97
             1-1                                                                                           0.00           20.00

01 0786  01  R     KAMENKOVICH, IKE      C  670  565.00  550.00   01   04/04/88  12M  04/30/98             0.00   0.00    05/97
             1-1                                                                                           0.00           25.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 9
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                                9:00:08
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 0787  02  A    **JOHNSON, ALVIN      C  670  565.00  565.00  01   08/15/96   M-M 09/30/96               0.00    0.00
             1-1                                                                                           0.00             0.00

01 0788  09  A    HALE, TONYA R.        C  670  565.00  545.00  01   08/03/96   12M 08/31/97             110.00    0.00
             1-1                                                                                           0.00             0.00

01 0789  05  A    BRUSSUARD,CHRISTOPHE  C  670  565.00  565.00  01   04/02/97   12M 03/31/98             150.00    0.00
             1-1                                                                                           0.00             0.00

01 0790  02  A    WRIGHT, LINDA F.      C  670  565.00  550.00  01   04/28/90   12M 04/30/98             150.00    0.00    05/97
             1-1                                                                                           0.00            25.00

01 0791  01  A    KELLY, AIMEE          C  670  565.00  545.00  01   02/01/97   6M  07/31/97             450.00    0.00
             1-1                                                                                           0.00             0.00

01 0792  01  A    KAUZLARIC, EDWARD     C  670  565.00  560.00  01   11/11/76   12M 03/31/98             100.00    0.00    04/97
             1-1                                                                                           0.00            25.00

01 0793  07  AL   VOGEL, RICHARD S.     C  670  540.00  520.00  01   11/18/94   M-M 06/30/96             160.00    0.00    03/97
             1-1                                                                                           0.00            20.00

01 0794  01  AL   JARMON, JENNIE R.     C  670  540.00  520.00  01   03/04/95   12M 02/28/98             160.00    0.00    03/97
             1-1                                                                                           0.00            20.00

01 0795  04  AL   DECOSTA, JOSEPH       C  670  540.00  470.00  01   07/01/96   12M 06/30/97             100.00    0.00
             1-1                                                                                           0.00             0.00

01 0796  02  AL   MARLOW,ANNE           C  670  540.00  495.00  01   08/14/96   6M  08/31/97             310.00    0.00
             1-1                                                                                           0.00             0.00

01 0797      FL   VACANT                  1054  750.00
             2-2

01 0798  03  FL   SIMPSON, SHANNON      C 1054  750.00  695.00  01   06/29/96   6M  08/31/97             100.00    0.00
             2-2                                                                                           0.00             0.00

01 0799  02  B    MELLIS,MIKE           C 756   605.00  585.00  01   06/01/96   M-M 05/31/97   06/12/97  160.00    0.00    06/97
             1-1                                                                               07/12/99    0.00            25.00

01 0800  08  B    SNEAD/MONTE           C 756   605.00  585.00  01   09/09/95   12M  09/30/97            100.00    0.00    10/96
             1-1                                                                                           0.00            10.00

01 0801  01  B    SMITH, MABEL          C 756   605.00  565.00  01   09/01/85   M-M  03/31/97             60.00    0.00    04/97
             1-1                                                                                           0.00            25.00

01 0802  02  B    ALLISON,TERESA        C 756   605.00  595.00  01   06/18/97   12M  06/30/98            100.00    0.00
             1-1                                                                                           0.00             0.00

01 0803  01  CL   HATTER, PEARL         C 850   620.00  570.00  01   06/03/86   12M  09/30/97             60.00    0.00     08/95
             2-1                                                                                           0.00             25.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 10
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00
===================================================================================================================================
             TYPE                         S                                          **  LEASE **  NOTICE   DEPOSIT       LAST DATE
BLD UNIT ID  DESC  NAME                   T   SQFT  MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 0804  03  CL    HSIEH, VICTOR          C    850  620.00  570.00   01   12/07/96  6M   06/30/97           200.00    0.00
             2-1                                                                                              0.00             0.00

01 0805  01  C     HEYMAN,LANRENCE        C    850  645.00  615.00   01   04/01/96  M-M  07/31/94            10.00    0.00    04/97
             2-1                                                                                              5.00             0.00

01 0806  01  C     GOTTHELF,BRADLEY       C    850  645.00  610.00   01   03/26/88  12M  10/31/97            15.00    0.00    11/95
             2-1                                                                                              0.00            15.00

01 0807  02  C     ARAVJO/GUAHDIOUE       C    850  645.00  625.00   01   06/01/97  6M   11/30/97           100.00    0.00
             2-1                                                                                              0.00             0.00

01 0808  05  C     CANTONI, TAMMY         C    850  645.00  635.00   01   05/22/97  12M  05/31/98           100.00    0.00
             2-1                                                                                              0.00             0.00

01 0809  01  CL    MASON, HERSCHEL        C    850  620.00  600.00   01   04/01/81  M-M  01/31/97           210.00    0.00    01/96
             2-1                                                                                              0.00            25.00

01 0810  01  CL    WILEY, KEVIN J.        C    850  620.00  575.00   01   12/20/94  12M  12/31/97           100.00    0.00    09/95
             2-1                                                                                              0.00            25.00

01 0811  01  A     KRESE,JUDITH           C    670  565.00  535.00   01   08/11/96  12M  08/31/97           100.00    0.00
             1-1                                                                                              0.00             0.00

01 0812  01  A     HOOVER, FRANCIS        C    670  565.00  520.00   01   11/04/83  12M  08/31/97           160.00    0.00    09/95
             1-1                                                                                              0.00            25.00

01 0813  01  FL    CARLSI, ANGELINE       C   1054  750.00  690.00   01   10/08/88  12M  10/31/97           190.00    0.00    11/96
             2-2                                                                                              0.00            25.00

01 0814  09  FL    MIKSITS,DAVID          C   1054  750.00  735.00   01   06/19/97  12M  06/30/98           100.00    0.00
             2-2                                                                                              0.00             0.00

01 0815  04  A     HEASLEY, NILLIAM E.    C    670  565.00  535.00   01   08/01/90  12  02/28/98            160.00    0.00    03/97
             1-1

01 0816  01  A     PERRONE,LISA           C    670  565.00  565.00   01   06/01/97  6M  11/30/97            300.00    0.00
             1-1                                                                                              0.00             0.00

01 0817  03  FL    CHESHER, MORRIS D.     C   1054  750.00  715.00   01   05/09/92  M-M  05/31/93           200.00    0.00    04/97
             2-2                                                                                              0.00            25.00

01 0818  01  FL    KAPLAN, MANNY          C   1054  750.00  690.00   01   02/04/78  12M  02/28/98           205.00    0.00    03/97
             2-2                                                                                              0.00            25.00

01 0819  03  A     STOUT, GEORGE          C    670  565.00  545.00   01   07/06/93  M-M  01/31/94           100.00    0.00    03/97
             1-1                                                                                              0.00            10.00

01 0820  07  A     YANASAK, ELISIA        C    670  565.00  545.00   01   08/01/95  06M  07/31/97           310.00    0.00    03/97
             1-1                                                                                              0.00             0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 11
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00:1
===================================================================================================================================
             TYPE                         S                                        **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC   NAME                  T   SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 0821  05  CL     LANDRY, HENRY M/M     C    850  620.00  600.00   01   11/01/90  M-M  03/31/97           210.00    0.00    01/96
             2-1                                                                                              0.00            25.00

01 0822  03  CL     KELLY, ALICE P        C    850  620.00  605.00   01   01/15/91  M-M  07/31/92           200.00    0.00    03/96
             2-1                                                                                              0.00            20.00

01 0823  01  C      CHESS, ROSALIND       C    850  645.00  575.00   01   05/06/87  12M  02/28/98            10.00    0.00    11/96
             2-1                                                                                              0.00            35.00

01 0824  04  C      CASSAVANT, MICHAEL    C    850  645.00  595.00   01   08/04/96  06M  11/30/97           110.00    0.00
             2-1                                                                                              0.00             0.00

01 0825  02  C      GREEN,LISA            C    850  645.00  595.00   01   07/11/96  12M  07/31/97           310.00    0.00
             2-1                                                                                              0.00             0.00

01 0826  01  C      FRADKIN,MARI & FLORA  C    850  645.00  615.00   01   04/04/96  M-M  04/30/98           200.00    0.00     05/97
             2-1                                                                                              0.00             20.00

01 0827  01  CL     BLANCAS, GLORIA       C    850  620.00  595.00   01   09/01/88  12M  03/31/98           160.00    0.00     04/97
             2-1                                                                                              0.00             10.00

01 0828  02  CL     GUIMBELLOT, MILTON    C    850  620.00  570.00   01   07/05/96  12M  08/31/97           100.00    0.00
             2-1                                                                                              0.00              0.00

01 0829  01  B      POLLACI, BERTHA       C    756  605.00  555.00   01   10/06/79  12M  08/31/97            10.00    0.00     09/96
             1-1                                                                                              0.00             25.00

01 0830  05  B      JOUDAH,FADY           C    756  605.00  560.00   01   06/12/96  M-M  12/31/96           100.00    0.00
             1-1                                                                                              0.00              0.00

01 0831      B      VACANT                     756  605.00
             1-1

01 0832      8      VACANT                     756  605.00
             1-1

01 0833  01  FL     GRIFFITH,GEORGE/SHIR   C  1054  750.00  680.00  01   11/02/96  M-M  05/31/97           200.00   0.00       06/97
             2-2                                                                                             0.00              15.00

01 0834  02  EL     JOHNSON,BRIAN/LETICI   C  1054  750.00  715.00  01   05/24/96  12M  05/31/98           110.00   0.00       06/97
             2-2                                                                                             0.00              20.00

01 0835  04  A      CARRIER, MOLLY         C   670  565.00  545.00   01   12/14/93  M-M  01/31/97          100.00   0.00       03/97
             1-1                                                                                             0.00              10.00

01 0836  06  A      CABELLO,EZMEE          C   670  565.00  56;.00   01   05/23/97  06M  11/30/97          300.00   3.50
             1-1                                                                                             0.00               0.00

1 0837   01  DL     GUEST APT.             C   930  670.00  670.00   01   02/01/95  M-M  02/28/95            0.00   0.00       03/97
             2-1                                                                                             0.00              20.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 12
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  0838 02  DL     JENKINS , MR. L MRS.   C    930  670.00  645.00   01   08/18/95  M-M  02/28/96           310.00    0.00    04/97
             2-1                                                                                               0.00            10.00

01  0839 01  D      MEYER, BECKY           C    930  695.00  640.00   01   04/05/76  12M  10/31/97             0.00    0.00    11/96
             2-1                                                                                               0.00            25.00

01  0B40 02  D      COHEN, MELVIN          C    930  695.00  625.00   01   03/15/91  12M  02/28/98           210.00    0.00    02/94
             2-1                                                                                               0.00             0.00

01  0841 04  F      CAPUTO,ROBERT/HARRIE   C   1054  750.00  695.00   01   10/09/96  M-M  04/30/97           200.00    0.00
             2-2                                                                                               0.00             0.00

01  0842 04  E      NGUYEN, TRACY          C   1054  750.00  715.00   01   06/07/93  M-M  12/31/93           100.00    0.00    04/97
             2-2                                                                                               0.00            20.00

01  0843 02  E      LEVY,JOSEPH            C   1054  750.00  715.00   01   03/16/97  9M   12/31/97           100.00    0.00
             2-2                                                                                               0.00             0.00

01  0844 02  F      ALEXANDROV,MR.L MRS.   C   1054  750.00  675.00   01   10/01/94  M-M  02/28/97           300.00    0.00    03/97
             2-2                                                                                               0.00            25.00

01  0845 01  D      SCHNEIDER, CELE        C    930  695.00  635.00   01   12/15/80  12M  02/28/98            10.00    0.00    03/97
             2-1                                                                                               0.00            25.00

01  0846 02  D      SCHROEDER,JAMES        C    930  695.00  670.00   01   01/19/96  M-M  07/31/96           210.00    0.00    04/97
             2-1                                                                                               0.00            10.00

01  0847 04  DL     THAEMAR, ELLEN         C    930  670.00  615.00   01   12/10/94  12M  12/31/97           300.00    0.00    03/97
             2-1                                                                                               0.00            10.00

01  0848 01  DL     YOUNG, NANCY D.        C    930  670.00  615.00   01   04/28/95  M-M  04/30/97            300.00   0.00    05/97
             2-1                                                                                                0.00           25.00

01  0849     A      VACANT                      670  565.00
             1-1

01  0850 02  A      GREENMAN, JEFFREY      C    670  565.00  565.00   01   03/27/97  12M  03/31/98            450.00   0.00
             1-1                                                                                                0.00            0.00

01  0851 01  J1L    GERBER, ESTHER         C    936  670.00  635.00   01   04/15/70  M-M  11/30/96             10.00   0.00    03/97
             2-1                                                                                                0.00           20.00

01  0852 02  J1L    JOSHI 5/8/97           N    936  670.00  695.00   01   07/05/99  12M                      100.00   0.00
             2-1                                                                                                0.00            0.00

01  0852     J1L    VACANT                      936  670.00
             2-1

01  0853 01  J1L    MAZOW, HILDA           C    936  670.00  635.00   01   02/18/85  12M  02/28/98             20.00   0.00    03/97
             2-1                                                                                                0.00           10.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 13
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00
===================================================================================================================================
             TYPE                        S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC  NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  0854 02  J1L   BAUMGARTNER,KAREN     C  936  670.00  650.00   01   10/14/95  M-M  10/31/96  06/03/97  100.00    0.00
             2-1                                                                                07/02/99    0.00             0.00

01  0855 03  B1    SANDELMAN, REGINA     C  798  620.00  600.00   01   03/01/95  12M  02/28/98            160.00    0.00    03/97
             1-1                                                                                            0.00             0.00

1   0856 03  81    SMITH, MARGARET       C  798  620.00  600.00   01   10/01/94  M-M  09/30/95            110.00    0.00    10/96
             1-1                                                                                            0.00            25.00

1   0857 02  B1    ADAMS, JACKIE         C  798  620.00  610.00   01   05/15/90  12M  02/28/98            170.00    0.00    03/97
             1-1                                                                                            0.00            20.00

1   0858 07  81    BOLDUC,ELIZABETH      C  798  620.00  610.00   01   08/04/95  M-M  07/31/96            110.00    0.00    08/96
             1-1                                                                                            0.00            10.00

1   0859 01  J1    ALLMAN, GAYLE         C  936  695.00  650.00   01   04/22/87  12M  03/31/98             60.00    0.00    08/96
             2-1                                                                                            0.00            25.00

1   0860 05  J1    LARKIN, A. W., JR.    C  936  695.00  640.00   01   10/27/92  12M  02/28/98            200.00    0.00    11/95
             2-1                                                                                            0.00            20.00

1   0861 06  J1L   SISCO, BARBARA A.     C  936  670.00  650.00   01   01/04/91  M-M  06/30/95            355.00    0.00    04/97
             2-1                                                                                            0.00            15.00

1   0862 03  J1L   ROSS, GARRY           C  936  670.00  650.00   01   04/28/90  12M  03/31/98            400.00    0.00    04/97
             2-1                                                                                            0.00            15.00

1   0863 01  M1    SODERS LINDA/MELTON   C  1240 905.00  810.00        03/11/95  M-M  09/30/96            200.00    0.00    10/96
             2-2                                                                                            0.00            25.00

1   0864 04  M1    REA, HAYNE L.         C  1240 905.00  895.00   01   02/10/95  M-M  08/31/95            400.00    0.00    04/97
             2-2                                                                                            0.00            20.00

1   0865 02  M1    ZIGELMAN, LOLA        C  1240 905.00  825.00   01   03/11/95  12M  03/31/98            100.00    0.00    04/97
             2-2                                                                                            0.00            15.00

1   0866 05  M1    JONES, DUANA L.       C  1240 905.00  850.00   01   08/01/92  12M  07/31/97            210.00    0.00    08/95
             2-2                                                                                            0.00            25.00

1   0867 02  M1    BARRY,VELINDA/JACKIE  C  1240 905.00  895.00   01   10/07/89  M-M  05/31/94            210.00    0.00    04/97
             2-2                                                                                            0.00            20.00

01  0868 01  M1    GATZ, DAVID           C  1240 905.00  875.00   01   10/28/74  12M  02/28/98             10.00    0.00    03/97
             2-2                                                                                            0.00             0.00

01  0869 02  M1    ESLINGER, ANNE D.     C  1240 905.00  875.00   01   09/15/93  12M  02/28/99            110.00    0.00    03/97
             2-2                                                                                            0.00            20.00

01  0870 01  H1    MARKESICH/HAMBLET    C  1240 905.00  875.00        02/02/96  12M  02/28/98            110.00    0.00
             2-2                                                                                            0.00             0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 14
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00:2
===================================================================================================================================
             TYPE                        S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC  NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  0871 02  B1    BATES, DARDANELLA     C   798  620.00  600.00   01   11/09/91  12M  02/28/98            100.00    0.00    03/97
             1-1                                                                                             0.00            25.00

01  0872 03  B1    HOLLINGSWORTH,MICHEL  C   798  620.00  610.00   01   07/06/96  12M  07/31/97            300.00    0.00
             1-1                                                                                             0.00             0.00

01  0873 10  B1    SOLOMON,SARAH         C   798  620.00  575.00   01   06/15/96  12M  06/30/97            150.00    0.00
             1-1                                                                                             0.00             0.00

01  0874 02  B1    SMITH, GLEN           C   798  620.00  600.00   01   04/01/91  12M  09/30/97            150.00    0.00    10/96
             1-1                                                                                             0.00            25.00

01  087S 04  81    HERNDON, FRANCES B.   C   79B  620.00  600.00   01   05/24/91  12M  02/28/98            150.00    0.00    03/97
             1-1                                                                                             0.00            25.00

01  0876 06  81    HILDAGO, MANUEL/MARY  C   79B  620.00  600.00   01   07/01/95  M-M  06/30/96            110.00    0.00    07/96
             1-1                                                                                             0.00            25.00

01  0877 05  81    ELSTON, MR. & MRS.    C   798  620.00  600.00   01   08/06/93  12M  08/31/97  06/01/97  310.00    0.00    10/96
             1-1                                                                                 06/28/99    0.00            25.00

01  0877 06  B1    TESTYON, 6/4/97       N   798  620.00  610.00   01   08/01/99                           100.00    0.00
             1-1                                                                                             0.00             0.00

01  0878 01  B1    CARROSQUILLA,MR &MRS  C   798  620.00  595.00   01   03/01/97  9M   11/30/97            120.00    0.00
             1-1                                                                                             0.00             0.00

01  0879 04  R1    WARNER,HILDA          C  1050  795.00  750.00   01   11/13/95  M-M  11/30/96            110.00    0.00
             2-2                                                                                             0.00             0.00

01  0880 05  R1    KATS,YELENA           C  1050  795.00  750.00   01   07/10/93  M-M  07/31/95            110.00    0.00    02/96
             2-2                                                                                             0.00            15.00

01  0881 02  R1    DOSHER, ROYCE A.      C  1050  795.00  750.00   01   05/05/90  12M  12/31/97            200.00    0.00    01/96
             2-2                                                                                             0.00            15.00

01  0882 03  R1    CUNDIFF/WHITE         N  1050  795.00  775.00   01   07/18/99  12M                      150.00    0.00
             2-2                                                                                             0.00             0.00

01  0882 01        VACANT                   1050  795.00
             2-2

01  0883 02  R1    LEWIS, ABE            C  1050  795.00  750.00   01   02/15/90  M-M  03/28/91            210.00    0.00    04/97
             2-2                                                                                             0.00            10.00

01  0884 02  R1    MIRA, ANGELO/MARGORI  C  1050  795.00  725.00   01   06/22/96  06M  08/31/97            120.00             0.00
             2-2                                                                                             0.00             0.00

01  0885 01  R1    SAMPSON, EUGENE; M/M  C  1050  795.00  725.00   01   05/12/78  12M  09/30/97             40.00    0.00    10/96
             2-2                                                                                             0.00             0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 15
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  0886 01  R1    CORKRAN,STEPHEN/TINA  C 1050  795.00  750.00   01   02/11/95  M-M  01/31/98           300.00    0.00   03/96
             2-2                                                                                           0.00           15.00

01  0887 03  R1    VALENZUELA, MR.; MRS  C 1050  795.00  750.00   01   04/12/96  0M  10/31/97           110.00    0.00
             2-2                                                                                           0.00            0.00

01  0888 04  R1    OLIVER/DENNIS         C 1050  795.00  750.00   01   05/10/97  12M  05/31/98           210.00    0.00
             2-2                                                                                           0.00            0.00

01  0889 02  R1    REED,DANA & ROBERT    C 1050  795.00  725.00   01   01/01/97  6M   06/30/97           200.00    0.00
             2-2                                                                                           0.00            0.00

01  0890 02  R1    COLEY/HORTON          C 1050  795.00  750.00   01   02/08/97  12M  02/28/98           110.00    0.00
             2-2                                                                                           0.00            0.00

01  0891 02  R1    **BRANDT/JACOBS       C 1050  795.00  775.00   01   08/17/95  H-M  09/30/95             0.00    0.00
             2-2                                                                                           0.00            0.00

01  0892 01  R1    XIAMMIN,ZHOU          C 1050  795.00  725.00   01   08/10/96  6M   08/31/97           100.00    0.00
             2-2                                                                                           0.00            0.00

01  0893 02  C1    MORAN/HOFSETH         C 850   645.00  595.00   01   01/11/97  6M   07/31/97           110.00    0.00
             2-1                                                                                           0.00            0.00

01  0894 06  C1    ACAC ,ROXANNE P.      c 850   645.00  615.00   01   05/07/96  M-M  05/31/97           110.00    0.00   06/97
             2-1                                                                                           0.00           20.00

01  0895 01  C1L   MCKINNEY,CATHERINE    C 850   620.00  595.00   01   03/08/96  M-M  03/31L97           310.00    0.00
             2-1                                                                                           0.00            0.00

01  0896 03  C1L   HIOTT, EUNICE         C 850   620.00  570.00   01   09/30/96  06M  09/30/97           110.00    0.00
             2-1                                                                                           0.00            0.00

01  0897 03  C1L   **MODEL-2-1           C 850   620.00  635.00   01   06/01/92  M-M  06/30/92            00.00    0.00
             2-1                                                                                           0.00            0.00

01  0898 03  C1L   LAM, TONY             C 850   620.00  585.00   01   08/24/91  M-M  08/31/92           110.00    0.00   03/97
             2-1                                                                                           0.00            5 00

01  0899 02  R1    LEVA, ROSE            C 1050  795.00  750.00   01   04/19/91  12M  12/31/97           210.00    0.00   01/96
             2-2                                                                                           0.00           15.00

01  0900 01  R1    HERNANDEZ,RUDY        C 1050  795.00  725.00   01   08/10/96  12M  08/31/97           120.00    0.00
             2-2                                                                                           0.00            0.00

01  0901 01  R1    LANGHAM, EARL         C 1050  795.00  750.00   01   06/17/72  M-M  04/30/97             0.00  775.00-  01/96
             2-2                                                                                           0.00           15.00

01  0902 02  R1    GUTLERREZ 5/31/97     N 1050  795.00  795.00   01   06/28/99                            0.00    0.00
             2-2                                                                                           0.00            0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 16
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00
===================================================================================================================================
             TYPE                        S                                         **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC  NAME                  T  SQFT  MARKET  ACTUAL   DUE   MOVE-IN    TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE  AMOUNT
===================================================================================================================================
01  0902     R1    VACANT                   1050  795.00
             2-2

01  0903 01  R1    WHITE, MARTISHIA      C  1050  795.00  750.00   01   05/04/73  12M  03/31/99            10.00    0.00    04/97
             2-2                                                                                            0.00            15.00

01  0904 02  R1    **ZAMORA,MANNY        C  1050  795.00  775.00   01   04/01/97  M-M  04/30/97             0.00    0.00
             2-2                                                                                            0.00             0.00

01  0905 05  R1    SOMMA,KAREN& RICHARD  C  1050  795.00  725.00   01   01/10/97  12M  01/31/98           100.00    0.00
             2-2                                                                                            0.00             0.00

01  0906 02  R1    CLARK,ELIZABETH       C  1050  795.00  750.00   01   05/03/97  12M  05/31/98           260.00    0.00
             2-2                                                                                            0.00             0.00

01  0907 03  R1    KURANOFF, EVELYN      C  1050  795.00  750.00   01   01/10/93  12M  01|31/98             0.00    0.00    02/96
             2-2                                                                                            0.00    0.00    15.00

01  0908 02  R1    BROWN 6/20/97         N  1050  795.00  795.00   01   07/11/99  12M                       0.00    0.00
             2-2                                                                                            0.00             0.00

01  0908     R1    VACANT                   1050  795.00
             2-2

01  0909 01  R1    HAWKINS, EZELLE       C  1050  795.00  725.00   01   12/11/74  12M  02/28/98            10.00    0.00    03/96
             2-2                                                                                            0.00            25.00

01  0910 01  R1    COTLAR-LEVY,CHERI     C  1050  795.00  725.00   01   07/30/96  12M  07/31/97           100.00    0.00
             2-2                                                                                            0.00             0.00

01  0911 04  H1    **HANEY,JOHN & CAROL  C  1440 1250.00  1225.00  01   01/17/97  M-M  02/28/97              0.00   0.00
             3-2                                                                                             0.00            0.00

01  0912 04  H1    MCKELROY, WM. G/JOY   C  1440 1250.00  1200.00  01   05/25/91  12M  09/30/97            470.00   0.00    06/94
             3-2                                                                                             0.00          100.00

01  0913 01  K     WALKER, MARGARET      C  1120  850.00   795.00  01   08/22/70  12M  09/30/97             10.00   0.00    10/96
             2-2                                                                                             0.00           10.00

01  0914 02  K1    EDWARDS, JACQUELYN    C  1120  850.00   815.00  01   03/02/90  M-M  07/31/96            210.00   0.00    04/97
             2-2                                                                                             0.00           15.00

01  0915 04  K1    DAVIS, MYRA (SUNNY)   C  1120  850.00   795.00  01   07/29/93  12M  10/31/97            210.00   0.00    09/96
             2-2                                                                                             0.00           10.00

01  0916 07  K1    MULVANEY,CLIFF/JUDY   C  1120  850.00   815.00  01   03/2B/97  9M   12/31/97            350 00   0.00
             2-2                                                                                             0.00            0.00

01  0917 02  K1    ABRAHAMS, SUE         C  1120  850.00   795.00  01   07/07/95  12M  07/31/97            110.00   0.00    08/96
             2-2                                                                                             0.00           10.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 17
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  0918 05  K1   WAGNER, LISA          C  1120   850.00  795.00   01   10/05/96  12M  10/31/97        100.00    0.00
             2-2                                                                                         0.00             0.00

01  0919 01  K1   EISEN, LOUIS; M/M     C  1120   850.00  815.00   01   04/10/73  12M  03/31/99         10.00    0.00    04/97
             2-2                                                                                         0.00            15.00

01  0920 03  [1   SMITH, Z  6/10/97     N  1120   850.00  850.00   01   07/01/99                         0.00    0.00
             2-2                                                                                         0.00             0.00

01  0920     K1   VACANT                   1120   850.00
             2-2

01  0921 01  K1   GREENE, LUCILLE       C  1120   850.00  815.00   01   11/26/85  12M  03/31/98         60.00    0.00    04/97
             2-2                                                                                         0.00            15.00

01  0922 02  K1   SMITH, LEE & LYNNE    C  1120   850.00  815.00   01   08/17/91  12M  03/31/98        420.00    0.00    04/97
             2-2                                                                                         0.00   15.00


01 0923  01  K1   **NOB HILL SO/EA DFF  C  1120   850.00  835.00   01   05/01/78  M-M  05/31/78          0.00    0.00    05/92
             2-2                                                                                         0.00            20.00

01 0924  01  K1   FELDHUSAN, MARGARET   C  1120   850.00  795.00   01   06/22/96  12M  06/30/97        110.00    0.00
             2-2                                                                                         0.00             0.00

01 0925  01  K1   JONES/ROSS    C          1120   850.00  750.00   01   02/08/95  M-M  02/28/96          0.00    0.00    03/97
             2-2                                                                                         0.00            25.00

01 0926  02  K1   WU,SCOT & XUE,JANE    C  1120   850.00  815.00   01   02/24/96  M-M  02/28/97        200.00    0.00    04/97
             2-2                                                                                         0.00             0.00

01 0927  02  J1   CHEN, PATRICK/CHENG   C   936   695.00  695.00   01   06/14/97  06M  12/31/97        110.00    0.00
             2-1                                                                                         0.00             0.00

01 0928  05  J1   COGAN,SALLY           C   936   695.00  650.00   01   10/07/95  12M  10/31/97        110.00    0.00
             2-1                                                                                         0.00             0.00

01 0929  01  81   FRIEDERMAN, IRENE     C   798   620.00  600.00   01   08/06/83  12M  02/28/98         10.00    0.00    03/97
             1-1                                                                                         0.00            25.00

01 0930  07  81   CARTER,LARRY          C   798   620.00  595.00   01   02/15/97  12M  02/28/98        160.00    0.00
             1-1                                                                                         0.00             0.00

01 0931  02  B1   WEINZEL,DAISY         C   798   620.00  610.00   01   05/15/97  12M  05/31/98        100.00    0.00
             1-1                                                                                         0.00             0.00

01 0932  01  B1   KOGEN, FRED           C   798   620.00  610.00   01   08/01/82  M-M  02/28/91        160.00    0.00    03/97
             1-1                                                                                       200.00   10.00

01 0933  03  91   BAILEY,LULA MAY       C   798   620.00  610.00   01   06/14/97  12M  06/30/98        100.00    0.00
             1-1                                                                                         0.00             0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 18
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00
===================================================================================================================================
             TYPE                        S                                         **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC  NAME                  T   SQFT MARKET  ACTUAL   DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 0934  01  C1    STEINMAN, DIANA       C   850  645.00  620.00   01   06/03/82  M-M  02/28/97           210.00    0.00    03/96
             2-1                                                                                            0.00            25.00

01 0935  01  B1    GOLDFARB, ROSE        C   798  620.00  600.00   01   03/01/78  12M  10/31/97            10.00    0.00    11/96
             1-1                                                                                            0.00            25.00

01 0936  02  B1    SHAFFER, TINA         C   798  620.00  610.00   01   09/01/94  M-M  11/30/96           110.00    0.00    03/97
             1-1                                                                                            0.00            10.00

01 0937  01  B1    RUDIN, ZELDA          C   798  620.00  575.00   01   06/15185  12M  02/28/98            60.00    0.00    03/97
             1-1                                                                                            0.00            25.00

01 0938  01  B1    SHAPIRO, LILLY        C   798  620.00  535.00   01   07/15/71  12M  07/31/97             0.00    0.00    08/96
             1-1                                                                                            0.00            25.00

01 0939  03  81    TATE,BETH             C   798  620.00  595.00   01   03/08/97  12M  03/31/98           110.00    0.00
             1-1                                                                                            0.00             0.00

01 0940  02  B1    STEINBERGER, SALLY    C   798  620.00  610.00   01   12/16/91  12M  02/28/98           110.00    0.00    03/97
             1-1                                                                                            0.00            10.00

01 0941  06  J1    JOHNSON,MIRNA&KEITH   C   936  695.00  675.00   01   04/01/97  12M  03/31/98           100.00    0.00
             2-1                                                                                            0.00             0.00

01 0942  02  J1    OSTERLOH, BEVERLY     C   936  695.00  660.00   01   01/18/92  12M  02/28/98           110.00    0.00    03/97
             2-1                                                                                            0.00            10.00

01 0943  05  R1    MROUE,MOUSSA          C  1050  795.00  750.00   01   06/06/97  12M  06/30/98           110.00  750.00
             2-2                                                                                            0.00             0.00

01 0944  02  R1    WESTERGREN/JONES      N  1050  795.00  775.00   01   06/28/99  12M                     100.00    0.00
             2-2                                                                                            0.00             0.00

01 0944      R1    VACANT                   1050  795.00
             2-2

01 0945  03  R1    KOROT, BELLE          C  1050  795.00  725.00   01   12/22/90  12M  08/31/97           200.00    0.00    09/95
             2-2                                                                                            0.00            30.00

01 0946  04  R1    KRUGLIAK, ZINOVY      C  1050  795.00  725.00   01   10/14/96  06M  10/31/97           100.00    0.00
             2-2                                                                                            0.00             0.00

01 0947  09  R1    NIEDERMAN,DAVID&TWEE  C  1050  795.00  725.00   01   08/10/96  06M  08/31/97           100.00    0.00
             2-2                                                                                            0.00             0.00

01 0948  01  R1    NANAN,DAVE&DONNA      C  1050  795.00  750.00   01   01/25/97  9M   10/31/97           110.00    0.00
             2-2                                                                                            0.00             0.00

01 0949  01  R1    COPLAND, LESTER; M/M  C  1050  795.00  640.00   01   11/05/76  M-M  11/30/96            10.00   0.00    03/95
             2-2                                                                                            0.00           25.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 19
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTH/EAST                                          SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00
===================================================================================================================================
             TYPE                        S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC  NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 0950  01  R1   SATRE,STANLEY/BEV      C  1050 795.00  725.00   01   09/01/96  M-M  02/28/97           310.00    0.00
             2-2                                                                                           0.00             0.00

01 0951  01  R1   FROMBERG MR./MRS.      C  1050 795.00  750.00   01   09/07/89  12M  03/31/98           210.00    0.00    04/97
             2-2                                                                                           0.00            10.00

01 0952  04  R1   SANDLER/STEWART        N  1050 795.00  775.00   01   07/25/99                          100.00    0.00
             2-2                                                                                           0.00             0.00

01 0952      R1   VACANT                    1050 795.00
             2-2

01 0953  06  R1   PAIS, MR. & MRS.       C  1050 795.00  750.00   01   09/10/94  12M  03/31/98           110.00     0.00   04/97
             2-2                                                                                           0.00            20.00

01 0954  01  R1   HOFFMAN, CARY          C  1050 795.00  750.00   01   11/18/77  M-M  06/30/98           220.00     0.00   03/96
             2-2                                                                                           0.00            10.00

01 0955  05  R1   TREVINO/MELENDEZ       C  1050 795.00  750.00   01   04/04/97  9M  01/31/98            110.00     0.00
             2-2                                                                                           0.00             0.00

01 0956  01  R1   RUSSELL, MARJORIE      C  1050 795.00  725.00   01   07/01/96  12M  06/30/97           110.00     0.00
             2-2                                                                                           0.00             0.00

01 0957  01  R1   COOK, LAJANIE          C  1050 795.00  750.00   01   05/04/96  M-M  05/31/97            300.00    0.00
             2-2                                                                                            0.00            0.00

01 0958  01  R1   GAREY/NAVIN            C  1050 795.00  735.00   01   07/01/95  12M  07/31/97            120.00    0.00
             2-2                                                                                            0.00            0.00

01 0959  01  J1L  TYSER, ERED/EVELYN     C   936 670.00  620.00   01   08/02/88  12M  09/30/97             60.00    0.00   10/96
             2-1                                                                                            0.00           15.00

01 0960  01  J1L  LECLAIR/MCGRAW         C   936 670.00  635.00   01   06/21/96  M-M  03/31/97            110.00    0.00
             2-1                                                                                            0.00            0.00

01 0961 07   J1L  STALAROW, GLORIA       C   936 670.00  635.00   01   03/01/96  12M  02/28/98            110.00    0.00
             2-1                                                                                            0.00            0.00

01 0962 04   J1L  FRANKLIN/SIMON,JOANN   C   936 670.00  660.00   01   10/04/96  12M  10/31/97            110.00    0.00
             2-1                                                                                            0.00            0.00

01 0963 02   R1   EICHEM, R0BERT M/M     C  1050 795.00  750.00   01   04/29/91  12M  04/30/98            400.00    0.00   05/96
             2-2                                                                                            0.00           15.00

01 0964 02   R1   GARRETT,LAURA          C  1050 795.00  750.00   01   02/22/97  12M  02/28/98            210.00    0.00
             2-2                                                                                            0.00            0.00

01 0965 01   R1   ARNOLD, NANCY          C  1050 795.00  750.00   01   04/08/81  M-M  02/28/97            210.00    0.00   03/96
             2-2                                                                                            0.00           10.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 20
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00:37
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 0966  03  R1   MILLS,MELVYN&BOBBIE   C 1050  795.00  725.00  01   11/08/96   12M 11/30/97           210.00    0.00
             2-2                                                                                         0.00             0.00

01 0967  01  J1   KELSO, EDITH          C  936  695.00  660.00  01   12/21/87   12M 02/28/98            60.00    0.00     03/97
             2-1                                                                                         0.00             20.00

01 0968  02  J1   SELF, RACHEL          C  936  695.00  660.00  01   07/05/96   M-M 01/31/97            500.00   0.00
             2-1                                                                                          0.00             0.00

01 0969  01  J1   BROWN, MARY           C  936  695.00  635.00  01   04/15/83   12M 06/30/97            210.00   0.00     07/96
             2-1                                                                                          0.00            10.00

01 0970  03  J1   GORELIK,SVETLANA      C  936  695.00  695.00  01   05/30/97   6M 11/30/97             200.00   0.00
             2-1                                                                                          0.00             0.00

01 0971  02  R1   EPTING, H. W.         C 1050  795.00  750.00  01   07/01/90   12M 03/31/98            210.00   0.00     04/97
             2-2                                                                                          0.00            10.00

01 0972  01  R1   YANDELL, GALE J.      C 1050  795.00  745.00  01   03/03/95   M-M 03/31/96            510.00   0.00     04/97
             2-2                                                                                          0.00            25.00

01 0973  01  C1   MASSEY, FLORINNE      C  850  645.00  615.00  01   09/20/88   24M 03/31/99            170.00   0.00     04/97
             2-1                                                                                          0.00             0.00

01 0974  02  C1   DELEON / SCHMIDT      C  850  645.00  615.00  01   10/09/94   M-M 05/31/97            100.00   0.00     06/97
             2-1                                                                                          0.00             5.00

01 0975  03  C1   SHILOW/BOYCE          C  850  645.00  595.00  01   11/02/96   M-M 05/31/97            200.00   0.00
             2-1                                                                                          0.00             0.00

01 0976  03  C1   CHOW, CHRISTINE       C  850  645.00  595.00  01   08/03/96   12M 08/31/97            110.00   0.00
             2-1                                                                                          0.00             0.00

01 0977  01  C1   GROTSKY, ROSE         C  850  645.00  615.00  01   03/31/77   12M 05/31/98            100.00   0.00      06/97
             2-1                                                                                          0.00             0.00

01 0978  03  C1   SHAFRANIK/STOVBUN     N  850  645.00  635.00  01   07/01/99   06M                       0.00   0.00
             2-1                                                                                          0.00             0.00

01 0978      C1   VACANT                   850  645.00
             2-1

01 0979  01  C1   MONTY, CLAIRE         C  850  645.00  595.00  01   11/23/85   12M 02/28/98             60.00   0.00     03/97
             2-1                                                                                          0.00            10.00

01 0980  02  C1   ELHENNAWY ADEL/SALLY  C  850  645.00  615.00  01   04/07/95   12M 03/31/98            110.00   0.00     04/97
             2-1                                                                                          0.00            20.00

01 0981  03  R1   MITCHELL, PAULA       C 1050  795.00  725.00  01   09/14/96   M-M 03/31/97            300.00   0.00
             2-2                                                                                          0.00             0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 21
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00:40
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================

01 0982  02  R1   LAI,ALBERT & EMILY    C 1050  795.00  725.00  01   08/13/96   6M 08/31/97            100.00    0.00
             2-2                                                                                         0.00                0.00

01 0983  01  B1   HEARD, MABEL          C  798  620.00  590.00  01   07/15/89   12M 02/28/98            10.00    0.00       03/97
             1-1                                                                                         0.00               25.00

01 0984  04  B1   TAYLOR,JANET          C  798  620.00  610.00  01   10/11/96   12M 10/31/97           110.00    0.00
             1-1                                                                                         0.00                0.00

01 0985  02  B1   **SALAMON,BILL&MRS.   C  798  620.00  610.00  01   08/17/90   M-M 11/30/96           160.00    0.00       10/96
             1-1                                                                                         0.00                0.00

01 0986  04  81   HUFF, MICHAEL         C  798  620.00  600.00  01   10/30/93   12M 02/28/98           150.00    0.00       03/97
             1-1                                                                                         0.00               25.00

01 0987  03  B1   BURNSIDE,ROBBIE       C  798  620.00  620.00  01   06/11/97   6M 12/31/97             460.00   0.00
             1-1                                                                                          0.00               0.00

01 0988  01  B1   TATE, HOWARD; M/M     C  798  620.00  610.00  01   04/11/87   M-M 02/28/97            100.00   0.00       03/97
             1-1                                                                                          0.00              10.00

01 0989  02  B1   FABIAN, JEAN          C  798  620.00  600.00  01   08/15/90   12M 08/31/97            160.00   0.00       10/96
             1-1                                                                                          0.00              25.00

01 0990  01  B1   DWYER, SHANNON        C  798  620.00  595.00  01   03/01/97   12M 02/28/98            110.00   0.00
             1-1                                                                                          0.00               0.00

01 0991  06  B1   LEVIT, ABRAHAM        C  798  620.00  610.00  01   06/27/93   M-M 12/31/93            100.00   0.00       03/97
             1-1                                                                                          0.00              10.00

01 0992  02  B1   KAPLAN,RANDY          C  798  620.00  600.00  01   09/01/95   M-M 05/31/97            150.00   0.00
             1-1                                                                                          0.00               0.00

01 0993  01  B1   POEN/BENIVIDES        C  798  620.00  595.00  01   03/29/97   9M 12/31/97             100.00   0.00
             1-1                                                                                          0.00               0.00

01 0994  05  B1   PUDWILL, MARK         C  798  620.00  610.00  01   06/15/97   12M 06/30/97            100.00   0.00
             1-1                                                                                          0.00               0.00

01 0995  02  B1   BRUSEGAARD,KATE       C  798  620.00  595.00  01   11/14/90   12M 02/28/98            180.00   0.00       03/97
             1-1                                                                                          0.00              25.00

01 0996  01  B1   SCHLOSSBERG, AL       C  798  620.00  590.00  01   07/21/82   12M 02/28/98            150.00   0.00       03/97
             1-1                                                                                          0.00               0.00

01 0997  01  B1   HOROWITZ, LILLIE      C 1120  850.00  805.00  01   06/01/86   12M 03/31/98              0.00   0.00       04/97
             2-2                                                                                          0.00               5.00

01 0998  05  K1   BEARD/STEPHENS        C 1120  850.00  815.00  01   03/27/97   12M 03/31/98            100.00   0.00
             2-2                                                                                          0.00               0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 22
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
12                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00:43
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R    BALANCE    AMOUNT
===================================================================================================================================
01 0999  02  K1   MILLER, MR. & MRS.    C 1120  850.00  795.00  01   06/15/92   12M 09/30/97            10.00       0.00     10/96
             2-2                                                                                         0.00                 0.00

01 1000  02  K1   MANNING, ROBERT J.    C 1120  850.00  815.00  01   03/15/97   06M 09/30/97           210.00       0.00
             2-2                                                                                         0.00                 0.00

01 1001  02  K1   **SCHAMBERGER,SUE/JO  C 1120  850.00  835.00  01   02/15/93   M-M 03/31/93            10.00       0.00
             2-2                                                                                         0.00                 0.00

01 1002  01  K1   URBINA,TERRI & JAMES  C 1120  850.00  795.00  01   07/15/96   12M 07/31/97           210.00     422.50
             2-2                                                                                         0.00                 0.00

01 1003  02  K1   REQUENES,CIELO,ALMA   C 1120  850.00  815.00  01   12/18/90   M-M 03/31/98           210.00     815.00-    04/97
             2-2                                                                                         0.00                15.00

01 1004  01  K1   BENTLEY, MARION E.    C 1120  850.00  795.00  01   12/10/94   M-M 12/31/95           100.00       0.00     03/97
             2-2                                                                                         0.00                20.00

01 1005  04  M1   SCHILLING, MR. & MRS  C 1240  905.00  875.00  01   04/09/92   M-M 04/30/94           120.00       0.00     03/96
             2-2                                                                                         0.00                10.00

01 1006  04  M1   ROMOFF, MERILYN       C 1240  905.00  895.00  01   04/15/97   12M 04/30/98           210.00       0.00
             2-2                                                                                         0.00                 0.00

01 1007  06  M1   CARSCH, KURT/MARILYN  C 1240  905.00  875.00  01   10/22/93   12M 02/28/99           110.00       0.00     03/97
             2-2                                                                                         0.00                10.00

01 1008  01  M1   FRIEDMAN, FAYE        C 1240  905.00  875.00  01   09/16/69   M-M 11/30/96            10.00       0.00     04/97
             2-2                                                                                         0.00                25.00

01 1009  03  M1   MANN,JERRY & MARILYN  C 1240  905.00  895.00  01   05/01/97   12M 04/30/98           100.00       0.00
             2-2                                                                                         0.00                 0.00

01 1010  04  M1   RUFF, SUSAN           C 1240  905.00  875.00  01   11/01/96   12M 10/31/97           220.00       0.00
             2-2                                                                                         0.00                 0.00

01 1011  03  M1   **NAIZER, TIM/CARRIE  C 1240  905.00  905.00  01   06/15/96   M-M 07/31/96            20.00       0.00
             2-2                                                                                         0.00                 0.00

01 1012  04  M1   COX/WESTFALL,LORI     C 1240  905.00  895.00  01   10/13/95   12M 03/31/98            220.00      0.00     04/97
             2-2                                                                                          0.00               20.00

01 1013  01  M1   BENDER, LIBBY         C 1240  905.00  845.00  01   09/01/69   126 09/30/97             10.00  2,112.50-    10/96
             2-2                                                                                          0.00               25.00

01 1014  09  M1   BEATY/ZISKROUT        C 1240  905.00  905.00  01   06/19/97   06M 12/31/97            100.00      0.00
             2-2                                                                                          0.00                0.00

01 1015  01  M1   BADASH, HERMAN; M/M   C 1240  905.00  875.00  01   10/06/78   12M 02/28/98            195.00      0.00     03/97
             2-2                                                                                          0.00               10.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 23
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               09:00:46
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01 1016  04  M1   COLACITO,GENE/BEVERL  C 1240  905.00  875.00  01   09/20/92   M-M 10/31/96            310.00       0.00   11/96
             2-2                                                                                          0.00              10.00

01 1017  01  M1   MERSON, PEARL         C 1240  905.00  850.00  01   06/25/71   12M 06/30/97             10.00     425.00-  07/94
             2-2

01 1018  04  M1   **PHILLIPS, SUSAN     C 1240  905.00  905.00  01   12/15/92   M-M 01/31/93             10.00       0.00
             2-2                                                                                          0.00               0.00

01 1019  02  M1   MILLS, JOHN A.        C 1240  905.00  895.00  01   03/24/97   12M 03/31/98            110.00       0.00
             2-2                                                                                          0.00               0.00

01 1020  03  M1   **BATSON,PEGGY/BOYCE  C 1240  905.00  905.00  01   03/25/95   M-M 04/30/95             10.00       0.00   08/95
             2-2                                                                                          0.00              25.00

01 1021  07  M1   WILLIS, JOHN/JANET    C 1240  905.00  875.00  01   06/21/96   12M 06/30/97            120.00       0.00
             2-2                                                                                          0.00               0.00

01 1022  01  M1   SANTANA/RIOS          C 1240  905.00  895.00  01   06/01/94   M-H 06/30/95 06/05/97   120.00       0.00   04/97
             2-2                                                                             07/05/99     0.00              20.00

01 1022  02  M1   EFRAT 6/16/97         N 1240  905.00  905.00  01   08/05/99                           200.00       0.00
             2-2                                                                                          0.00               0.00

01 1023  01  M1   **BARRON, BARBARA     C 1240  905.00  905.00  01   12/12/97   M-M 01/31/88              0.00       0.00   05/92
             2-2                                                                                          0.00              20.40

01 1024  07  M1   GREENBERG-MAERSCH     C 1240  905.00  895.00  01   06/06/97   12M 06/30/98            110.00       0.00
             2-2                                                                                          0.00               0.00

                  TOTAL CURRENT RESIDENTS                                                           49, 570.96   8,933.50-
                                                                                                        200.00
                  TOTAL PREVIOUS RESIDENTS                                                                0.00       0.00
                                                                                                          0.00
                  TOTAL PROJECT         337,616          231,165.00                                 49, 570.96   8,933.50-
                                                 257,055.00                                             200.00
                  TOTAL #UNIT           370

                  GROSS POSSIBLE INCOME          244,970.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 1
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               00:48:58
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
01  101  03  D    **MATHIS. EVA         C 1240  905.00  905.00  01   04/01/94   M-M 04/30/94                 0.00      0.00
             2/2

01  102  04  D    CUCCIA/CANTU        L N 1240  905.00  895.00  01   07/01/99                              200.00      0.00
             2/2                                                                                             0.00               0.00

Q1  102      D    VACANT                  1240  905.00
             2/2                                                                                             0.00               0.00

01  103  01  D    SINTON, WALTER        C 1240  905.00  875.00  01   11/15/83   12M 10/31/97                10.00      0.00    11/95
             2/2                                                                                             0.00               0.00

Q1  104  01  D    VAN TRAIN, ELEANOR    C 1240  905.00  875.00  01   06/15/85   1YR 03/31/98                60.00  7,900.00-   04/96
             2/2                                                                                             0.00               0.00

01  105  01  D    HARDEN, ROBERT        C 1240  905.00  850.00  01   08/01/94   M-M 08/31/97               320.00      0.00    09/95
             2/2                                                                                             0.00               0.00

01  106  01  D    VERMA, AVINSH         C 1240  905.00  850.00  01   08/17/96   9M0 05/31/98               100.00      0.00
             2/2                                                                                             0.00               0.00

01  107  01  D    ROSS, JULES           C 1240  905.00  815.00  01   07/03/89   M-M 11/30/97               210.00      0.00    01/96
             2/2                                                                                             0.00              25.00

01  108  01  D    FOUX, ANGELA        N C 1240  905.00  850.00  01   06/02/95   12M 06/30/96   06/18/97    100.00      0.00    11/96
             2/2                                                                               07/19/99      0.00               0.00

01  108  02  D    GILLIS             PL N 1240  905.00  895.00  01   08/01/99                                0.00       0.00
             2/2                                                                                             0.00               0.00

01  109  05  D    BROCATO, NOLA M.      C 1240  905.00  850.00  01   02/25/95   12M 02/28/98               110.00      0.00    03/96
             2/2                                                                                             0.00               0.00

01  110  02  D    VEGA/HERRERA          C 1240  905.00  895.00  01   06/05/97   9M0 03/31/98               100.00      0.00
             2/2                                                                                             0.00               0.00

02  111  03  D    GOLDEN 0. E.          C 1240  905.00  875.00  01   07/15/92   M-M 05/30/95               260.00      0.00    03/96
             2/2                                                                                             0.00              10.00

02  112  04  D    NATES, JOSEPH         C 1240  905.00  850.00  01   02/01/97   6MT 07/31/97               110.00      0.00
             2/2                                                                                             0.00               0.00

02  113  01  D    MARCOE, SANDRA        C 1240  905.00  875.00  01   02/06/83   12M 03/31/98               210.00      0.00    02/96
             2/2                                                                                             0.00              25.00

02  114  02  D    SOMPALASIN, SIRAPORN C  1240  905.00  850.00  01   11/30/96   6MT 05/31/97               200.00      0.00
             2/2                                                                                             0.00               0.00

02  115  02  D    THOMAS, JULIAN/FRANC C  1240  905.00  875.00  01   09/16/95   12M 10/31/97               300.00      0.00
             2/2                                                                                             0.00               0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 2
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               00:49:54
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
02  116  02  D    ANTONACCI, VINCENT    N 1240  505.00  850.00  01   10/31/97   6M0 04/30/97             220.00    0.00     05/97
             2/2                                                                                           0.00              0.00
02  116      D    VACANT                  1240  905.00
             2/2

02  117  03  D    SNEAD, ROSIE          C 1240  905.00   845.00  01  09/19194   12M 05/31/98             210.00    0.00     04/96
             2/2                                                                                           0.00              0.00

02  118  03  D    BLUMFIELD,RICHARD     C 1240  905.00   845.00  01   01/18/95  12M 02/28/98             110.00    0.00     03/97
             2/2                                                                                           0.00              0.00

02  119  01  D    SIMON, RUTH           C 1240  905.00   850.00  01   11/05/85  12M 10/31/97              70.00    0.00     11/96
             2/2                                                                                           0.00              0.00

02  120  02  D    MARASEK, PEGGY        C 1240  905.00   895.00  01   05/20/97  12M 05/31/98             410.00    0.00
             2/2                                                                                           0.00              0.00

02  121  02  D    BEJAR, JACOBO/SARA    C 1240  905.00   875.00  01   11/29/92  12M 06/30/97             110.00    0.00     06/94
             2/2                                                                                           0.00              0.00

02  122  02  D    MATHEW, PAUL          C 1240  905.00   875.00  01   05/20/97  6MO 11/30/97             100.00    0.00
             2/2                                                                                           0.00              0.00

03  123  01  B-L  CUSICK/COX            D 1066  770.00   695.00  01   04/08/95  1YR 05/31/97   05/08/97  200.00   24.00     06/97
             212                                                                               06/09/97    0.00              0.00

03  123  02  B-L  RAMSEY,             L N 1066  770.00   750.00  01   06/20/99                           100.00    0.00
             2/2                                                                                           0.00              0.00

03  123      B-L  VACANT                  1066  770.00
             2/2

03  124  01  B-L  GUILLORY, MARY        C 1066  770.00   720.00  01   09/01/86  M-M 01/31/91              60.00    0.00     11/96
             2/2                                                                                           0.00              0.00

03  125  04  B-L  MATACHINSKAS, JOESPH  C 1066  770.00   725.00  01   03/08/97  6M0 09/30/97             220.00    0.00
             2/2                                                                                           0.00              0.00

G3  126  01  8-L  WINAKER/RUBENSTEIN   C 1066  770.00   695.00  01   08/01/96  1YR 07/31/97             120.00    0.00
             2/2                                                                                           0.00              0.00

03  127  03  8-L  GUARDIOLA, GLORIA     C 1066  770.00   695.00  01   10/14/9S  1YR 10/31/97             100.00    0.00
             2/2                                                                                           0.00              0.00

03  128  06  B-L  CORDRAY, ROBERT       C 1066  770.00   725.00  01   04/03/97  12M 04/30/98             360.00    0.00
             2/2                                                                                           0.00              0.00

03  129  04  8    LASSITER/HAUDE        C 1066  795.00   695.00  01   11/27/96  6M0 05/31/97             220.00    0.00
             2/2                                                                                           0.00              0.00



QCRM410                                     RENT ROLL REPORT                                                            PAGE 3
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               00:50:47
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
03  130  02  8    CHAPPUIS, JACOUELINE  C 1066  795.00  695.00  01   07/20/96   1YR 07/31/97           100.00   695.00-
             2/2                                                                                         0.00              0.00

03  131  02  B-L  URMAN, NATHAN         C 1066  770.00  695.00  01   07/20/96   1YR 07/31/97            10.00    0.00
             2/2                                                                                         0.00              0.00

03  132  02  8-L  HOELSCHER, DANIEL     C 1066  770.00  695.00  01   08/23/96   6MT 08/31/97           100.00    0.00
             2/2                                                                                         0.00              0.00

03  133  05  B-L  HOWARD/LEACH          C 1066  770.00  695.00  01   07/13/96   6MT 01/31/97           110.00    0.00
             2/2                                                                                         0.00              0.00

03  134  01  B-L  NYTHE, FRANCES ET AL  C 1066  770.00  695.00  01   09/02/92   M-M 01/31/98           220.00    0.00     10/95
             2/2                                                                                         0.00              0.00

04  135  01  B-L  DIAMOND, SANDRA       C 1066  770.00  695.00  01   05/21/93   12M 06/30/97            30.00    0.00     06/94
             2/2                                                                                         0.00              0.00

04  136  07  B-L  BAUMGARDNER, BRIGITT  C 1066  770.00  695.00  01   10/01/96   6MT 03/31/98           110.00    0.00
             2/2                                                                                         0.00              0.00

G4  137  05  B-L  WARD,               L N 1066  770.00  775.00  01  06/29/97    12M                    200.00    0.00
             2/2                                                                                         0.00              0.00

04  137      9-L  VACANT                  1066  770.00
             2/2

04  138  03  8-L  ROSS, DAVID/MARTA     C 1066  770.00  695.00  01  08/10/96    1YR 02/28/98           100.00    0.00
             2/2                                                                                         0.00              0.00

04  139  03  B    SCARBOROUGH, GRAYCE   C 1066  795.00  725.00  01   02/18/91   6M0 05/31/98           210.00    0.00     06/97
             2/2                                                                                         0.00              0.00

04  140  02  B    KOBA, RMAL/ILYAS      C 1066  795.00  725.00  01   12/30/94   12M 12/31/96           200.00    0.00     03/97
             2/2                                      0.00                                              25.00

04  141  05  B    DOCZ, NANCY           C 1066  795.00  695.00  01   06/28/92   12M 07/31/97           210.00    0.00     07/94
             2/2                                                                                         0.00              0.00

04  142  03  B    DUPRE/DUYGULU         C 1066  795.00  725.00  01   09/28/96   1YR 09/30/97           200.00    0.00
             2/2                                                                                         0.00              0.00

04  143  10  B    FISHER/LUNDY          C 1066  795.00  750.00  01   05/01/97   9MT 01/31/98           500.00    0.00
             2/2                                                                                         0.00              0.00

04  144  02  B    AHMAD, NODRUSSAHAR    C 1066  795.00  725.00  01   07/27/96   6MT 07/31/97           100.00    0.00
             2/2                                                                                         0.00              0.00

04  145  07  B    COOPER,FRANCES/ANNE   C 1066  795.00  750.00  01   07/20/95   12M 10/31/97           520.00    0.00     05/97
             2/2                                                                                         0.00              0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 4
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               00:51:40
===================================================================================================================================
             TYPE                      S                                       **  LEASE **   NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                 T   SQFT  MARKET   ACTUAL  DUE   MOVE-IN TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
04  146  06  B    ELIAS, MAZIN         C   1066   795.00   745.00  01  04/19/95 12M 04/30/97           100.00    0.00     05/97
             2/2                                                                                         0.00              0.00

05  147  01  B    **MCILLWAIN, GINA    C   1066   795.00   795.00  01  02/08/97 M/M 03/31/97             0.00    0.00
             2/2                                                                                         0.00              0.00

05  148  01  B    ARMSTRONG, NAOMI     C   1066   795.00   720.00  01  02/01/88 M-M 11/30/95            98.00    0.00     12/93
             2/2                                                                                       200.00              0.00

05  149  02  B    LORENZ,CLAIR/JOHN    C   1066   795.00   720.00  01  03/01/96 1YR 08/30/97           200.00    0.00     03/97
             2/2                                                                                         0.00              0.00

05  150  03  B    PARK/COHEN           C   1066   795.00   750.00  01  05/09/97 1YR 05/31/98           100.00    0.00
             2/2

05  151  01  B    VARTERESSIAN, V.     C   1066   795.00   695.00  01  03/31/87 12M 10/31/97            60.00    0.00     10/95
             2/2                                                                                       200.00              0.00

05  152  06  B    NIVARTHI, SRIRAM     C   1066   795.00   750.00  01  03/01/97 6MT 0B/31/97           110.00    0.00
             2/2                                                                                         0.00              0.00

05  153  01  B    KIRK, GREG0RY        C   1066   795.00   720.00  01  07/01/86 M-M 04/30/98           240.00    0.00     05/97
             2/2                                                                                         0.00              0.00

05  154  02  B    LVOVSKY, OLEG        C   1066   795.00   695.00  01  06/29/96 12M 06/30/97           120.00    0.00
             2/2                                                                                         0.00              0.00

06  155  01  A-L  GOINS, ELAINE        C    900   675.00   645.00  01  10/21/81 M-M 04/30/82           200.00    0.00     03/96
             2/1                                                                                         0.00             10.00

06  156  01  A-L  WASHINGTON, GLADYS   C    900   675.00   645.00  01  07/01/83 12M 02/28/98           210.00    0.00     02/96
             2/1                                                                                         0.00             20.00

O6  157  01  A-L  FRANZETTI, PAUL      C    900   675.00   645.00  01  05/12/96 1YR 05/31/98           210.00    0.00     06/97
             2/1                                                                                         0.00             20.00

06  158  01  Q-L  SPENCER/COKER        C    900   675.00   645.00  01  08/16/95 12M 02/28/97           210.00    0.00     03/96
             2/1                                                                                         0.00             10.00

06  159  04  Q-L  WAGSTAFF, MARK       C    900   675.00   675.00  01  05/23/97 9M0 02/28/98           100.00    0.00
             2/1                                                                                         0.00              0.00

06  160  05  Q-L  JACKSON, BOBBIE      C    900   675.00   625.00  01  10/01/95 1YR 10/31/97           110.00    0.00
             2/1

06  161  02  A-L  KAPLAN, HELEN C.     C    900   675.Q0   625.00  01  07/19/90 12M 10/31/97           210.00    0.00     09/95
             2/1                                                                                         0.00              0.00

06  162  03  Q-L  CALDARERA,SAM        C    900   675.00   625.00  01  03/10/90 12M 08/31/97           370.00    0.00     06/94
             2/1                                                                                         0.00              0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 5
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               00:52:34
===================================================================================================================================
             TYPE                      S                                       **  LEASE **   NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                 T   SQFT  MARKET   ACTUAL  DUE   MOVE-IN TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
06  163  01  A-L  DEES,ASA & PATRICIA  C    900   675.00   645.00  01  05/01/74 12M 03/31/98             0.00    0.00     03/96
             2/1                                                                                         0.00             10.00

06  164  04  A-L  BUSCEMI, KAY/ALBINO  C    900   675.00   625.00  01  01/31/97 1YR 01/31/98           110.00    0.00
             2/1                                                                                         0.00              0.00

07  165  05  A-L  WILLIAMS, EDWARD     C    900   675.00   645.00  01  04/27/91 12M 04/30/98           270.00    0.00     05/97
             2/1                                                                                         0.00              0.00

07  166  07  4-L  FAN/PAN              C    900   675.00   645.00  01  05/10/97 6MT 11/30/97           100.00    0.00
             2/1                                                                                         0.00              0.00

07  167  01  A-L  WILKES, VICTOR       C    900   675.00   620.00  01  01/28/7B 12M 04/30/97             0.00    0.00     05/97
             2/1                                                                                         0.00              0.00

07  168  02  A-L  SULLIVAN, LISA       C    900   675.00   625.00  01  09/11/96 1YR 09/30/97           310.00    0.00
             2/1                                                                                         0.00              0.00

07  169  01  A-L  ZWILLING, ELIZABETH  C    900   675.00   600.00  01  02/04/81 12M 07/31/97            10.00    0.00     09/95
             2/1                                                                                         0.00             10.00

07  170  04  A-L  SRALLA, DONNA        C    900   675.00   625.00  01  07/20/96 1YR 07/31/97           100.00    0.00
             2/1                                                                                         0.00              0.00

07  171  01  A-L  SOSLAND, PAVEL       C    900   675.00   645.00  01  03/16/96 12M 03/31/98           200.00    0.00
             2/1                                                                                         0.00              0.00

07  172  03  A-L  KOTHA, SRIDHAR/LEKHA C    900   675.00   625.00  01  01/01/95 06M 06/30/97           210.00    0.00     01/96
             2/1                                                                                         0.00             25.00

07  173  01  A-L  DUNKIN, H.J.         C    900   675.00   625.00  01  01/24/96 12M 01/31/98           110.00  625.00
             2/1                                                                                         0.00              0.00

07  174  03  A-L  SINGLETERRY/FLORES   C    900   675.00   645.00  01  04/06/97 1YR 04/30/98           100.00    0.00
             2/1                                                                                         0.00              0.00

08  175  03  B    MARQUEZ,CYNTHIA      C   1066   795.00   720.00  01  12/15/91 1YR 04/30/98           110.00    0.00     05/97
             2/2                                                                                         0.00             25.00

08  176  02  B    REIDERMAN, ARCADY    C   1066   795.00   750.00  01  04/05/97 6MT 10/31/97           100.00    0.00
             2/1                                                                                         0.00              0.00

08  177  04  B    KIM,SEONGJAI         C   1066   795.00   750.00  01  08/10/95 06M 08/31/96           100.00    0.00
             2/1                                                                                         0.00              0.00

08  17E  01  B    LEE,JOHN/SMITH,CAROL C   1066   795.00   725.00  01  05/01/95 12M 04/30/97            210.00   0.00      05/97
             2/2                                                                                          0.00             25.00

09  179  04  B    LEVITT, MIRIAM       C   1066   795.00   725.00  01  11/22/95 6M0 09/30/97            110.00   0.00      03/97
             2/2                                                                                          0.00             25.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 6
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               00:53:27
===================================================================================================================================
             TYPE                      S                                       **  LEASE **   NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                 T   SQFT  MARKET   ACTUAL  DUE   MOVE-IN TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
08  180  01  B    KARASH,IGOR/SRETEANA C   1066   795.00   695.00  01  05/13/95 12M 05/31/98           210.00    0.00      06/97
             2/2                                                                                         0.00              25.00

08  181  02  B    STARR, MARY E.       C   1066   795.00   750.00  01  12/02/89 12M 04/30/97           210.00    0.00      05/97
             2/2                                                                                         0.00              25.00

08  182  02  B    BERG/WIRPS           C   1066   795.00   750.00  01  03/29/97 IYR 03/31/98           100.00    0.00
             2/2                                                                                         0.00               0.00

08  183  01  B    GUPTA, SANJIV        C   1066   795.00   725.00  01  01/27/96 12M 07/31/97           110.00    0.00
             2/2                                                                                         0.00               0.00

08  184  02  B    BECHOR, ZION         C   1066   795.00   775.00  01  06/10/97 6MT 12131/97           100.00    0.00
             2/2                                                                                         0.00               0.00

08  185  01  A-L  STEPHEN, MELYILEEN   C    900   675.00   625.00  01  10/11/87 12M 10/31/97            20.00    0.00      11/96
             2/1                                                                                       200.00               0.00

08  186  01  A-L  DIDYK, VLADIMIR      C    900   675.00   600.00  01  06/22/96 1YR 06/30/97           100.00    0.00
             2/1                                                                                         0.00               0.00

08  187  03  A    HARVEY, DANNY/JOAN   C    900   675.00   625.00  01  05/06/96 6MT 08/31/97           320.00    0.00
             2/1                                                                                         0.00               0.00

08  188  01  A    HOLMES, DON          C    900   675.00   645.00  01  04/26/96 6MT 10/31/97           100.00    0.00      05/97
             2/1                                                                                         0.00              20.00

09  189  03  A    BLEWSTER, MARY H.    C    900   675.00   625.00  01  11/04/94 12M 12/31/96           110.00    0.00      03/97
             2/1                                                                                         0.00               0.00

09  190  01  A    MARLOW, RICHARD      C    900   675.00   650.00  01  07/14/84 M-M 10/31/93           200.00    0.00      03/96
             2/1                                                                                         0.00              10.00

09  191  01  A    NEAGLE, ELILABETH    C    900   675.00   645.00  01  05/13/74 12M 05/31/97            10.00    0.00      06/97
             2/1                                                                                         0.00              20.00

09  192  02  A    BAUMGARTNER, MAX     C    900   675.00   645.00  01  02/10/90 12M 03/31/98           220.00    0.00      10/95
             2/1                                                                                         0.00               0.00

09  193  06  A    BIDDLE, MARGARET     C    900   675.00   640.00  01  07/15/94 1YR 08/31/97           120.00    0.00      09/95
             2/1                                                                                         0.00               0.00

09  154  01  A    ANDERSON, FELISSA    C    900   675.00   645.00  01  05/01/95 M-M 04/30/97           120.00    0.00      05/97
             2/1                                                                                         0.00              20.00

09  195  04  A    PRIMO,BILL           C    900   675.00   675.00  01  05/30/97 6M0 11/30/97           110.00    3.33-
             2/1                                                                                         0.00               0.00

09  196  04  A    NALL, ELIZABETH      C    900   675.00   650.00  01  04/25/92 M-M 04/30/95           110.00    0.00      03/96
             2/1                                                                                         0.00              10.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 7
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               01:03:11
===================================================================================================================================
             TYPE                        S                                       **  LEASE **   NOTICE   DEPOSIT          LAST DATE
BLD UNIT ID  DESC  NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES   MOVE-OUT  L-M-R   BALANCE    AMOUNT
===================================================================================================================================
09  197  08  D     OWEN, MARLER/JOY      C  1240 905.00  875.00  01    03/26/94  12M  03/31/98            120.00     0.00
             2/2                                                                                            0.00               0.00

09  198  04  D     FELDMAN, ZEEV         O  1240 905.00  875.00  01    07/21/95  12M  03/31/97  05/17/97  320.00   287.50
             2/2                                                                                06/21/97    0.00               0.00

09  198  05  D     ARIEH              PL N  1240 905.00  875.00  01    06/27/99                           100.00     0.00
             2/20                                                                                           0.00               0.00

09  198      D     VACANT                   1240 905.00
             2/2

09  199  02  D     ANDERSON, PAUL/MAY    C  1240 905.00  835.00  01    09/15/94  06M  09/30/97            110.00     0.00     10/95
             2/2                                                                                            0.00               0.00

09  200  01  D     SASKO, SEAN/ANNE      C  1240 905.00  875.00  01    05/24/96  1YR  05/31/98            520.00     0.00     06/97
             2/2                                                                                            0.00              25.00

09  201  04  D     LATIF, QAMAR          C  1240 905.00  875.00  01    06/01/97  6M0  11/30/97              0.00     0.00
             2/2                                                                                            0.00               0.00

09  202  02  D     PETERSEN, NEIL        C  1240 905.00  850.00  01    12/28/96  12M  12/31/97            220.00     0.00
             2/2                                                                                            0.00               0.00

09  203  02  D1    COX/LAUFMAN           C  1770 1450.00 1400.00 01    04/01/97  IYR  03/31/98            280.00     0.00
             3/3                                                                                            0.00               0.00

09  204  03  D1    SMITH, ROBERT/JOAN    C  1770 1450.00 1400.00 01    02/01/97  1YR  01/31/98            110.00     0.00
             3/3                                                                                            0.00               0.00

10  205  04  A-L   OGRADY, KRISTINE      C  900   675.00  625.00 01    09/06/96  6MT  09/30/97            110.00     0.00
             2/1                                                                                            0.00               0.00

10  206  03  A-L   BIEGAY/RON          N C  900   675.00  625.00 01    06/11/95  12M  07/31/97  05/30/97  220.00     0.00
             2/1                                                                                06/30/99    0.00               0.00

10  206  04  A-L   DAILEY,            PL N  900   675.00  675.00 01    07/07/99                           200.00     0.00
             2/1                                                                                            0.00               0.00

10  207  02  A-L   BERKMAN, EVELYN       C  900   675.00  645.00 01    12/10/93  12M  03/31/98             10.00     0.00     01/96
             2/1                                                                                            0.00              20.00

10  208  06  A-L   COLE, LARRY           C  900   675.00  625.00 01    07/12/96  1YR 01/31/98             110.00     0.00
             2/1                                                                                            0.00               0.00

10  209  01  A-L   ROSENTHALL, YETTA     C  900   675.00  600.00 01    02/01/86  12M 07/31/97              10.00     0.00     05/94
             2/1                                                                                            0.00               0.00

10  210  01  A-L   SMITH, EMMETT         C  900   675.00  625.00 01    03/05/80  12M 10/31/97               0.00     0.00     10/95
             2/1                                                                                            0.00               0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 8
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               01:03:11
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT           LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R    BALANCE   AMOUNT
===================================================================================================================================
10  211  04  A-L  JAHN/TEMA RESOURCES   C 500   675.00  645.00  01   07/22/95   1YR  04/30/98            320.00  1,260.00-  05/97
             2/1                                                                                           0.00             20.00

10  212  02  A-L  ANNIGERI, S.C.        C 900   675.00  645.00  01   01/26/91   M-M  08/31/91            200.00      0.00   03/96
             2/1                                                                                           0.00             10.00

10  213  05  A-L  BROOKS, ALICE         C 900   675.00  625.00  01   08/25/95   12M  12/31/97            110.00      0.00
             2/1                                                                                           0.00              0.00

10  214  02  A-L  STANGER, JANET        C 900   675.00  625.00  01   09/28/96   1YR  09/30/97            310.00      0.00
             2/1                                                                                           0.00              0.00

10  215  04  A-L  CHANDWANI,DAYAL       C 900   675.00  645.00  01   04/15/95   6MT  04/30/97            110.00      0.00   05/97
             2/1                                                                                           0.00             20.00

10  216  04  A-L  STOLPAKOV/IMAYEVA     C 900   675.00  645.00  01   04/05/97   6MT  10/31/97            210.00      0.00
             2/1                                                                                           0.00              0.00

11  217  02  B    RUSSELL, GLEN/MARY    C 1066  795.00  725.00  01   11/09/96   6MT  05/31/97            620.00      0.00
             2/2                                                                                           0.00              0.00

11  218  02  B    VEGA/LOPEZ            C 1066  795.00  750.00  01   06/01/97   12M  05/31/98            100.00      0.00
             2/2                                                                                           0.00              0.00

11  219  01  B    ESKRIDGE, EDITH       C 1066  795.00  675.00  01   07/27/70   M-M  07/31/97             10.00      0.00   05/94
             2/2                                                                                           0.00              0.00

11  220  02  B    LAKHANI/NAJEEB        C 1066  795.00  725.00  01   12/06/96   6M   12/31/97            210.00      0.00
             2/2                                                                                           0.00              0.00

11  221  04  B    RATNAYAKA, DHANAPALA  C 1066  795.00  765.00  01   04/29/97   6MT  11/30/97            110.00      0.00
             2/2                                                                                           0.00              0.00

11  222  02  B    GONZALEZ/NIETO        C 1066  795.00  725.00  01   12/31/96   12M  12/31/97            100.00      0.00
             2/2                                                                                           0.00              0.00

11  223  02  B    ARCHER, MARY        N C 1066  795.00  695.00  01   06/01/94   M-M  08/31/97 05107/97   310.00    210.33
             2/2                                                                              06/22/99     0.00              0.00

11  223  03  B    BARTHOLOMEUSZ      PL N 1066  795.00  795.00  01   07/18/99                              0.00      0.00
             2/2                                                                                           0.00              0.00

11  224  01  B    EDMONDSON, LILLIAN    C 1066  795.00  670.00  01   08/05/78   1YR  07/31/97            175.00      0.00   01/96
             2/2                                                                                         200.00             25.00

11  225  01  B    ALTEN, ANN            C 1066  795.00  675.00  01   09/15/78   M-M  06/30/97              0.00      0.00   03/96
             2/2                                                                                           0.00             25.00

11  226  03  B    BARAKAT,NAHINDA       C 1066  795.00  720.00  01   06/12/93   12M  01/31/98            120.00      0.00   03/97
             2/2                                                                                           0.00              0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 9
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               01:03:11
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
11  227  02  B    PEARLMAN,GERTRUDE     C 1066  795.00  725.00  01   01/17/94   12M  02/28/98            20.00    0.00    03/97
             2/2                                                                                          0.00             0.00

11  228  02  B    DAVIS, 05-08-97     L N 1066  795.00  77S.00  01   06/27/99   12M                     100.00    0.00
             212                                                                                          0.00             0.00

11  228      B    VACANT                  1066  795.00
             2/2

12  229  01  A    LEVINSON, PATRICIA    C 900   675.00  645.00  01   05/01/96   1YR  04/30/97            330.00   0.00    05/97
             2/1                                                                                           0.00           20.00

12  230  03  A    OSTFELD,KEITH         C 900   675.00  625.00  01   07/25/94   12M  08/31/97            110.00   0.00    09/95
             2/1                                                                                           0.00            0.00

12  231  02  A    STAFFORD, BRENT       C 900   675.00  625.00  01   12/17/96   12M  12/31/97            210.00 625.00
             2/1                                                                                           0.00            0.00

12  232  03  A    BURLINGAME/MIODONSKI  C 900   675.00  645.00  01   05/13/97   6MT  11/30/97            400.00   0.00
             2/1                                                                                           0.00            0.00

12  233  01  A    PONTIUS, JOHN C.      C 900   675.00  645.00  01   06/06/89   M-M  04/30/98            150.00   0.00    05/97
             2/1                                                                                           0.00            0.00

12  234  05  A    TORREY/SMITH          C 900   675.00  650.00  01   02/10/96   12M  02/28/98            100.00   0.00
             2/1                                                                                           0.00            0.00

12  235  02  A    ANDERSON, KAREN       C 900   675.00  645.00  01   10/03/94   M-M  09/30/97            110.00   0.00    03/96
             2/1                                                                                           0.00           10.00

12  236  02  A    NELSON, DAVID         C 900   675.00  625.00  01   07/29/95   6MT  07/31/97            110.00   0.00
             2/1                                                                                           0.00            0.00

13  237  02  A    SOSA, ANGELA/GEORGE   C 900   675.00  625.00  01   10/01/96   1YR  09/30/97            100.00   0.00
             2/1                                                                                           0.00            0.00

13  238  05  A    BOBBETT, KRISTEN      C 900   675.00  625.00  01   07/06/95   12M  07/31/97            110.00   0.00
             2/1                                                                                           0.00            0.00

13  239  04  A    HOROWITZ, MAX         C 900   675.00  600.00  01   07/23/92   12M  07/31/97            110.00   0.00    08/95
             2/1                                                                                           0.00            0.00

13  240  04  R    TITUS, PAUL/LUCY      C 900   675.00  615.00  01   06/10/95   12M  07/31/97            300.00   0.00
             2/1                                                                                           0.00            0.00

13  241  04  A    THAILER, SHERI        C 900   675.00  645.00  01   03/22/97   1YR  03/31/98            100.00   0.00
             2/1                                                                                           0.00            0.00

13  242  04  A    BERNARD, SONIA        C 900   675.00  625.00  01   09/05/96   1YR  09/30/97            110.00   0.00
             2/1                                                                                           0.00            0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 10
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               01:03:11
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
13  243  08  A    IBITO, DANIEL/LUZ     C  900  675.00  645.00  01   03/07/97   6MO  09/30/97           200.00    0.00
             2/1                                                                                          0.00             0.00

13  244  G5  A    DOLAN, JEANIE         C  900  675.00  625.00  01   06/01/93   12M  10/31/97           310.00    0.00    11/96
             2/1                                                                                          0.00             0.00

14  245  03  A    WHEAT/WHITE           C  900  675.00  625.00  01   08/02/96   9MT  05/31/97           110.00    0.00
             2/1                                                                                          0.00             0.00

14  246  01  A    CANFIELD, DEE ANN     C  900  675.00  625.00  01   05/04/88   12M  07/31/97             0.00    0.00    08/95
             2/1                                                                                          0.00             0.00

15  247  04  B-L  HUNTER, MARCIA        C  1066 770.00  670.00  01   06/27/93   12M  07/31/97           120.00    0.00    07/94
             2/2                                                                                          0.00             0.00

15  248  01  B-L  BARRETT,GEORGIA       C  1066 770.00  695.00  01   10/30/96   12M  10/31/97           100.00    0.00
             2/2                                                                                          0.00             0.00

15  249  03  B-L  JONES, CHERYL         O  1066 770.00  695.00  01   02/28/96   12M  02/28/97 01/30/97  100.00    0.00
             2/2                                                                              02/28/97    0.00             0.00

15  249  04  B-L  PIX/WILLIAMS          C  1066 770.00  725.00  01   04/01/97   1YR  03/31/98           110.00    0.00
             2/2                                                                                          0.00             0.00

15  250  01  B-L  LASLEY/ODONNEL        C  1066 770.00  695.00  01   06/01/96   12M  05/31/98           110.00    0.00    06/97
             2/2                                                                                          0.00            25.00

15  251  06  B    IVEY/YOUNG            C  1066 795.00  750.00  01   04/14/96   1YR  04/30/98           100.00  750.00-   05/97
             2/2                                                                                          0.00             0.00

15  252  01  B    ERTEM, SHELLEY        C  1066 795.00  695.00  01   06/28/89   12M  06/30/97           220.00    0.00    07/94
             2/2                                                                                          0.00             0.00

15  253  02  B    SHAWVER, LAURA        C  1066 795.00  725.00  01   07/06/96   1YR  07/31/97           110.00    0.00
             2/2                                                                                          0.00             0.00

15  254  02  B    FLINN/CORORVE         C  1066 795.00  750.00  01   03/14/97   1YR  03/31/98           295.00    0.00
             2/2                                                                                          0.00             0.00

15  255  07  B    ALPERSTEIN, PERRY     C  1066 795.00  750.00  01   04/04/97   1YR  04/30/98           210.00    0.00
             2/2                                                                                          0.00             0.00

15  256  06  B    KONYA, ANDRAS         C  1066 795.00  695.00  01   07/20/96   12M  07/31/97           100.00    0.00
             2/2                                                                                          0.00             0.00

16  247  01  A-L  BEAGLE, RETHA         C  900  675.00  645.00  01   06/01/96   6MT  11/30/97           100.00    0.00    06/97
             2/1                                                                                          0.00            20.00

16  258  03  A-L  PESEK, DONNA          C  900  675.00  625.00  01   11/09/96   6MO  05/31/97           310.00    0.00
             2/1                                                                                          0.00             0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 11
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               01:03:11
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
16  259  05  R-L  WALKER. LINDA         C 900   675.00  625.00  01   01/11/96   1YR  01/31/98           100.00    0.00
             2/1                                                                                          0.00              0.00

16  260  01  R-L  PETERS, MAE LEE       C 900   675.00  645.00  01   02/01/95   12M  03/31/98           110.00    0.00     02/96
             2/1                                                                                          0.00             20.00

16  261  02  A-L  CARLISLE/GORDON       C 900   675.00  625.00  01   07/15/95   12M  07/31/97           200.00    0.00
             2/1                                                                                          0.00              0.00

16  262  02  A-L  SHURINA,BORIS & MILA  C 900   675.00  610.00  01   03/04/95   12M  03/31/98           200.00    0.00
             2/1                                                                                          0.00              0.00

16  263  03  A-L  GARZA, ALEJANDRO    N C 900   675.00  645.00  01   10/29/94   M-M  04/30/97 06/01/97  610.00    0.00     05/97
             2/1                                                                              06/30/99    0.00             20.00

16  263  04  A-L  SUSLOPAROVA,       PL N 900   675.00  675.00  01   07/07/99   12M                     200.00    0.00
             2/1                                                                                          0.00              0.00

16  264  01  A-L  REMBECKI, RICHARD     C 900   675.00  625.00  01   06/20/96   12M  12/31/97           100.00    0.00
             2/1                                                                                          0.00              0.00

16  265  02  A-L  COOPER,CHARISSE/DONN  C 900   675.00  645.00  01   02/17/94   12M  09/30/97           100.00    0.00     03/96
             2/1                                                                                          0.00             20.00

16  266  02  A-L  MARTIN, DANA          C 900   675.00  675.00  01   06/08/97   9M0  03/31/98           410.00    0.00
             2/1                                                                                          0.00              0.00

16  267  02  A-L  WALTER, CARLA         C 900   675.00  625.00  01   08/19/96   12M  05/31/98           110.00    0.00
             2/1                                                                                          0.00              0.00

16  268  03  A-L  SIEBERT TERRY         C 900   675.00  620.00   01  07/29/95   12M  10/31/97           300.00    0.00     02/96
             2/1                                                                                          0.00             25.00

17  269  06  A-L  PHILLIPS, DAWN        C 900   675.00  645.00   01   05/01/93  12M  05/31/98           110.00    0.00     06/97
             2/1                                                                                          0.00             20.00

17  270  03  A-L  WOLFSKILL, GAYLE      C 900   675.00  625.00   01   08/01/92  12M  07/31/97           110.00    0.00     08/95
             211                                                                                          0.00              0.00

17  271  01  A-L  BERGMAN, DORIS M.     C 900   675.00  645.00   01   03/01/88  12M  03/31/98            60.00    0.00     01/96
             2/1                                                                                          0.00             25.00

17  272  01  A-L  UPDEGRAFF, LYNNE      C 900   675.00  600.00   01   06/01/96  1YR  05/31/98           310 00  600.00-
             2/1                                                                                          0.00              0.00

17  273  01  A-L  ADEBAYO, GBADEBO      C 900   675.00  600.00   01   06/29/96  1YR  06/30/97           100.00    0.00
             2/1                                                                                          0.00              0.00

17  274  02  A-L  WAYMENT, DARCEY       C 900   675.00  645.00   01   02/14/97  6MT  08/31/97           100.00    0.00
             2/1                                                                                          0.00              0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 12
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               01:03:11
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
17  275  02  A-L  SCHARFF, KEVIN/MELIN  C 900   675.00  625.00  01   07/13/96   1YR  07/31/97 06/06/97  100.00    0.00
             2/1                                                                              07/31/99    0.00              0.00

17  276  04  A-L  JUSTICE, TRACY/IRIS   C 900   675.00  610.00  01   01/31/95   12M  01/31/92           210 00    0.00     03/97
             2/1                                                                                          0.00              5.00-

17  277  01  A-L  WHISNER, SUSAN        C 900   675.00  625.00  01   09/04/87   12M  12/31/97            10.00    0.00     11/95
             2/1                                                                                          0.00              0.00

17  278  04  A-L  MCINTOSH, JOHN        C 900   675.00  645.00  01   03/14/97   6MT  09/30/97           210.00    0.00
             2/1                                                                                          0.00              0.00

17  279  04  A-L  HUNTER, IRETTA        C 900   675.00  645.00  01   04/25/97   1YR  04/30/98           110.00    0.00
             2/1                                                                                          0.00              0.00

17  280  03  A-L  POWELL, WILLLAM       C 900   675.00  645.00  01   12/27/89   M-M  06/30/90           410.00  645.00-    03/96
             2/1                                                                                          0.00             10.00

17  281  03  A-L  AMHAN, RITA           C 900   675.00  645.00  01   04/26/97   12M  04/30/98           100.00    0.00
             2/1                                                                                          0.00              0.00

17  282  01  A-L  DELEON, SUSANA        C 900   675.00  625.00  01   06/24/96   6MT  12/31/97           310.00    0.00
             2/1                                                                                          0.00              0.00

18  283  01  B    JONES, TROY           C 1066  795.00  720.00  01   11/19/75   12M  02/28/98            10.00    0.00     03/97
             2/2                                                                                          0.00             25.00

18  284  03  B    JONES, NORMA JEAN     C 1066  795.00  750.00  01   04/05/97   1YR  04/30/98           350.00    0.00
             2/2                                                                                          0.00              0.00

19  285  01  B    SOKOLOW,JERRY   ET AL C 1066  795.00  720.00  01   09/18/92   M-M  03/31/93           110.00    0.00     03/97
             2/2                                                                                          0.00             25.00

18  286  03  B    CADY, RACHEL          C 1066  795.00  725.00  01   11/22/96   12M  11/30/97           110.00    0.00
             2/2                                                                                          0.00              0.00

18  287  05  B    VAN NESS, JOHN B.     C 1066  795.00  720.00  01   10/29/94   6MO  04/30/98           210.00    0.00     05/97
             2/2                                                                                          0.00             25.00

18  288  01  B    MILES, ISRAEL/SIMI    C 1066  795.00  750.00  01   04/01/97   6MT  10/31/97           200.00    0.00
             2/2                                                                                          0.00              0.00

18  289  03  B    CAROLAN,MARY          C 1066  795.00  695.00  01   08/01/94   12M  08/31/97           600.00    0.00
             2/2                                                                                          0.00              0.00

18  290  02  B    JACKSON, PAMELA       C 1066  795.00  695.00  01   10/29/95   12M  10/31/97           230.00    0.00
             2/2                                                                                          0.00              0.00

18  291  01  B    STRIKOVSKI, MIKHAIL   C 1066  795.00   695.00 01   10/05/96   1YR  10/31/97           200.00    0.00
             2/2                                                                                          0.00              0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 13
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               01:03:11
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
18  293  02  B     CARTER, DEBRA         C 1066  795.00  750.00  01   05/02/97   1YR  05/31/98           500.00    0.00
             2/2                                                                                           0.00              0.00

18  293  07  B     SCHOBELOCK, NAOMI     C 1066  795.00  720.00  01   05/01/96   1YR  04/30/98           320.00    0.00     05/97
             2/2                                                                                           0.00              0.00

18  294  02  B     PENNEY, CYNTHIA       C 1066  795.00  720.00  01   06/15/95   12M  06/30/96           200.00    0.00     03/97
             2/2                                                                                           0.00             25.00

18  295  03  B-L   E.S.R. INC.-BIZOUI L  C 1066  770.00  750.00  01   06/14/97   6MT  12/31/97           200.00    0.00
             2/2                                                                                           0-00              0.00

18  296  02  B-L   KAPLUN, BORIS         C 1066  770.00  750.00  01   06/20/97   6MT  12/31/97           200.00    0.00
             2/2                                                                                           0.00              0.00

19  297  01  D1    WARREN, GLEN          C 1770  1450.00 1320.00 01   09/15/87   12M  10/31/97            10.00    0.00     11/96
             3/3                                                                                           0.00              0.00

19  298  07  D1    BABUS, GLENN & LESLIE C 1770  1450.00 1345.00 01   06/19/92   M-M  12/31/95           120.00    0.00     03/97
             3/3                                                                                           0.00             25.00

19  299  03  D     SPAIN/BASSIST         C 1240   905.00  850.00 01   12/07/96   12M  12/31/97           430.00    0.00
             2/2                                                                                           0.00              0.00

19  300  01  D     FRUCHTBAUM, JOSEPH    C 1240   905.00  850.00 01   08/12/89   M-M  07/31/97           210.00    0.00     11/95
             2/2                                                                                           0.00              0.00

19  301  04  D     LAWYER/ALLEN          C 1240   905.00  875.00 01   05/05/97   1YR  05/31/98           110.00    0.00
             2/2                                                                                           0.00              0.00

19  302  01  D     MENARD-CORRECTION     O 1240   905.00    0.00      09/09/95                            60.00    0.00
             2/2                                                                               05/18/97    0.00              0.00

19  302  02  D     QAMAR                 O 1240   905.00  875.00 01                                      100.00    0.00
             2/2                                                                               05/02/97    0.00              0.00

19  302  03  D     ROSEN, JAY            C 1240   905.00  895.00 01   06/18/97   6M0  12/31/97           210.00    0.00
             2/2                                                                                           0-00              0.00

19  303  03  D     HOLZBAND, BESSIE      C 1240   905.00  850.00 01   07/13/87   6MT  07/31/97            60.00    0.00     03/96
             2/2                                                                                           0.00             25.00

19  304  01  D     VALLE, DOMINGA        C 1240   905.00  875.00 01   05/16/97   12M  05/31/98           100.00  875.00-
             2/20                                                                                          0.00              0.00

19  505  03  A     LEA, DALLAS           C  900   675.00  625.00 01   06/19/95   12M  03/31/98           110.00    0.00
             2/1                                                                                           0.00              0.00

19  506  01  A     TAN, PETER/SHARON     C  900   675.00  625.00 01   06/01/96   12M  05/31/98           220.00    0.00     06/97
             2/1                                                                                           0.00             25.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 14
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               01:03:11
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
19  307  01  A    KOHLLEFFEL,MARIE      C   900  675.00  635.00  01   01/15/74   12M  10/31/97            10.00    0.00     10/95
             2/1                                                                                           0.00              0.00

19  308  05  A    CHRISTOPHER, FRANCIS  C   900  675.00  625.00  01   11/07/96   9MO  0B/31/97           210.00    0.00
             2/1                                                                                           0.00              0.00

19  309  04  A    TRACHTENBERG, JACOB   C   900  675.00  625.00  01   03/01/97   1YR  02/28/98           410.00    0.00
             2/1                                                                                           0.00              0.00

19  310  07  A    OSBORNE, MICHELLE     C   900  675.00  625.00  01   08/10/96   1YR  08/31/97           100.00    0.00
             2/1                                                                                           0.00              0.00

19  311  02  A    KRUGER, JULIE         C   900  675.00  645.00  01   06/01/97   12M  05/31/98           100.00    0.00
             2/1                                                                                           0.00              0.00

19  312  04  A    GRAHAM/ANDERSON       C   900  675.00  640.00  01   08/01/94   12M  10/31/97           320.00    0.00     09/95
             2/1                                                                                           0.00              0.00

20  313  01  A    ROTHMAN, MARTIN       C   900  675.00  650.00  01   03/17/79   M-M  05/31/90             0.00    0.00     03/96
             2/1                                                                                           0.00             10.00

20  314  01  A    EVANS, KATHLEEN       C   900  675.00  650.00  01   11/10/95   12M  01/31/98           100.00    0.00
             2/1                                                                                           0.00              0.00

20  315  01  A    PETERSEN, MARIE       C   900  675.00  645.00  01   05/14/96   1YR  04/30/98           100.00    0.00     05/97
             2/1                                                                                           0.00             20.00

20  316  08  A    MCADOO,DEBORAH/BRUCE  C   900  675.00  625.00  01   08/01/96   1YR  07/31/97           100.00    0.00
             2/1                                                                                           0.00              0.00

20  317  02  B    HILL, SHARON          N  1066  795.00  775.00  01   06/18/99   6M0  12/31/97           100.00    0.00
             2/2                                                                                           0.00              0.00

20  317      B    VACANT                   1066  795.00
             2/2

20  318  01  B    CORTES, DENISE/CHRIS  C  1066  795.00  750.00  01   03/02/96   6MT  09/30/97           100.00    0.00
             2/2                                                                                           0.00              0.00

20  319  02 B     NEWMAN, ROSE          C  1066  795.00  725.00  01   08/15/95   12M  09/30/97           130.00    0.00
             2/2                                                                                           0.00              0.00

20  320  02 B     MIANO, PAULA          C  1066  795.00  750.00  01   03/15/97   6MT  09/30/97           110.00    0.00
             2/2                                                                                           0.00              0.00

20  321  07 B     ZISMAN, ELI           C  1066  795.00  725.00  01   06/01/96   1YR  05/31/98           120.00    0.00     06/97
             2/2                                                                                           0.00             25.00

20  322  01 B     MOURAD/KASSAB         C  1066  795.00  725.00  01   12/03/95   6M0  06/30/97           220.00    0.00
             2/2                                                                                           0.00              0.00


QCRM410                                     RENT ROLL REPORT                                                            PAGE 15
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               01:03:11
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
21  323  05  B    PENA, GEORGE/MARY     C 1066  795.00  725.00  01   09/18/93   1YR  03/31/98           100.00    0.00     11/96
             2/2                                                                                          0.00              0.00

21  324  01  B    ARBEL, ARNON/NIKI     C 1066  795.00  725.00  01   01/04/97   6MO  07/31/97           110.00    0.00
             2/2                                                                                          0.00              0.00

21  325  01  B    **NOB HILL CLUBROOM   C 1066  795.00  795.00  01   10/01/86   M-M  10/31/86             0.00    0.00     08/91
             2/2                                                                                          0.00              0.00

21  326  02  B    SAMUELS, IRWIN        C 1066  795.00  705.00  01   06/01/91   12M  02/28/98           220.00    0.00     03/97
             2/2                                                                                          0.00             25.00

21  327  02  B    **NOB HILL CLUB ROOM  C 1066  795.00  795.00  01   09/01/94   M-M  09/30/94             0.00    0.00
             2/2                                                                                          0.00              0.00

21  328  02  B    HIGUCHI,MASAHIRO      C 1066  795.00  725.00  01   10/28/95   12M  10/31/97           110.00    0.00
             2/2                                                                                          0.00              0.00

21  329  04  B    HILL, JUANITA         C 1066  795.00  750.00  04   11/01/95   12M  04/30/98           110.00    0.00     05/97
             2/2                                                                                          0.00             25.00

21  330  01  B    STRAYER, FRANCES      C 1066  795.00  725.00  01   07/01/89   6MT  01/31/97           210.00    0.00     03/97
             2/2                                                                                          0.00             20.00

22  331  01  C    GOGGIN, MARY EILEEN   C 1050  795.00  750.00  01   10/22/80   12M  10/31/97            30.00    0.00     11/95
             2/2                                                                                          0.00              0.00

22  332  02  C    BERNHART/LEIBOLD      C 1050  795.00  725.00  01   08/01/95   12M  10/31/97           100.00    0.00
             2/2                                                                                          0.00              0.00

22  333  02  C-L  FOWLER, DAVID/DANA    C 1050  770.00  695.00  01   09/10/96   1YR  08/31/97           110.00    0.00
             2/2                                                                                          0.00              0.00

22  334  01  C-L  THOMASON, GEORGE      C 1050  770.00  720.00  01   09/11/92   1YR  05/31/98           225.00    0.00     09/95
             2/2                                                                                          0.00              0.00

22  335  05  C-L  BANKS, SUSAN          C 1050  770.00  740.00  01   09/01/94   06M  04/30/98           320.00    0.00     09/95
             2/2                                                                                          0.00              0.00

22  336  01  C-L  BOSTETTER, JANE       C 1050  770.00  730.00  01   11/01/85   12M  12/31/96            60.00    0.00     01/96
             2/2                                                                                          0.00              5.00

23  337  01  C    IRETON, MARY V.       C 1050  795.00  735.00  01   02/15/89   12M  09/30/97           170.00    0.00     10/95
             2/2                                                                                          0.00              0.00

23  338  01  C    HERNANDEZ/ALEJANDRO   C 1050  795.00  725.00  01   07/15/94   6M0  07/31/97           110.00    0.00     09/95
             2/2                                                                                          0.00              0.00

23  339  01  C    COALSON, PAUL/WINNIE  C 1050  795.00  750.00  01   05/07/73   12M  03/31/98           100.00    0.00     11/95
             2/2                                                                                          0.00              0.00

QCRM410                                     RENT ROLL REPORT                                                            PAGE 16
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               01:03:11
===================================================================================================================================
             TYPE                        S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                   T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
23  340  03  C    ANDERSON, ANGELA       C 1050  795.00  750.00  01   05/15/97   6M0  11/30/97            110.00    0.00
             2/2                                                                                            0.00              0.00

23  341  01  C    BROCHSTEIN, MEL        C 1050  795.00  750.00  01   31/21/74   M-M  09/30/93              0.00    0.00     09/95
             2/2                                                                                            0.00              0.00

23  342  03  C    LEVIN, CAROL           C 1050  795.00  750.00  01   03/24/97   6MT  09/30/97            420.00    0.00
             2/2                                                                                            0.00              0.00

23  343  01  C    PESSES, HARRIS/MITCH   C 1050  795.00  700.00  01   10/10/86   6-M  04/30/97              0.00    0.00     05/97
             2/2                                                                                            0.00             25.00

23  344  01  C    RUSIN, RUTH            C 1050  795.00  725.00  01   08/06/96   6MT  08/31/97            110.00    0.00
             2/2                                                                                            0.00              0.00

23  345  04  C    JAMISON,WILLIAM/IRIS   C 1050  795.00  750.00  01   05/01/96   12M  10/31/97            120.00              0.00
             2/2                                                                                            0.00              0.00

23  346  02  C    ZHANG, PUMIN           C 1050  795.00  750.00  01   05/10/97   12M  05/31/98            100.00    0.00
             2/2                                                                                            0.00              0.00

23  347  03  C    ZALTA, ZELDA RAE       C 1050  795.00  750.00  01   02/19/94   12M  02/28/98            100.00    0.00     03/96
             2/2                                                                                            0.00             25.00

23  348  02  C    NGUYEN, THUHA          C 1050  795.00  750.00  01   03/09/97   1YR  03/31/98            200.00    0.00
             2/2                                                                                            0.00              0.00

24  349  02  C    KING,JAMES/JANIS       C 1050  795.00  750.00  01   04/01/96   1YR  06/30/98            110.00   30.00
             2/2                                                                                            0.00              0.00

24  350  03  C    HEINEN, DOTTIE         C 1050  795.00  750.00  01   05/30/95   12M  05/31/97            220.00    0.00     06/97
             2/2                                                                                            0.00             25.00

24  351  01  C    TOLAND/MCMINN          C 1050  795.00  750.00  01   03/09/96   6MT  04/30/97            420.00    0.00
             2/2                                                                                            0.00              0.00

24  352  01  C    VYAS, ASUTOSH          C 1050  795.00  725.00  01   07/08/96   1YR  07/31/97            110.00    0.00
             2/2                                                                                            0.00              0.00

24  353  02  C    WILSON, TERRY        N C 1050  795.00  725.00  01   09/14/96   9MT  06/30/97  05/30/97  310.00    0.00
             2/2                                                                                06/30/99    0.00              0.00

24  354  05  C    BESOZZI             PL N 1050  795.00  795.00  01   07/30/99                              0.00    0.00
             2/2                                                                                            0.00              0.00

24  354  03  C    MANTEL,SELMA S.        C 1050  795.00  750.00  01   01/22/90   1YR  02/28/98            210.00    0.00     02/96
             2/2                                                                                            0.00             25.00

24  355  04  C    HARDEN, GARY/SUSAN     C 1050  795.00  795.00  01   10/20/94   12M  10/31/97            300.00    0.00     11/96
             212                                                                                            0.00              0.00

QCRM"10                                      RENT ROLL REPORT                                                             PAGE 17
01                                           FARB REALTY COMPANY                                           SYSTEM DATE:   06/24/97
16                                           NOB HILL SOUTHWEST APTS.                                      SELECT DATE:   06/24/97
Period: 06/97                                June 24, 1997                                                                01:03:11
====================================================================================================================================
              TYPE                      S                                        **   LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T   SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM   EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
====================================================================================================================================
24  356  04  C    BRUBAKER, CAROL       C  1050  795.00  700.00  01   12/15/94   12M  12/31/96           185.00    0.00    03/97
             2/2                                                                                           0.00            25.00

24  357  03  C    SMITH, JEAN           C  1050  795.00  725.00  01   10/25/96   12M  10/31/97           120.00    0.00
             2/2                                                                                           0.00             0.OO

24  358  01  C    GAEENI,ZEBA/CHANGHIZ  C  1050  795.00  750.00  01   04/26/97   12M  04/30/98           100.00    0.00
             2/2                                                                                           0.00             0.00

24  359  02  C    KALIN, ELAINE         C  1050  795.00  750.00  01   10/01/91   12M  09/30/96           210.00    0.00    10/95
             2/2                                                                                           0.00             0.00

24  360  01  C    MITCHELL L. AUDREY    C  1050  795.00  725.00  01   07/02/88   12M  06/30/97            10.00    0.00    07/94
             2/2                                                                                           0.00             0.00

24  361  01  C    KHAN, MOHAMMED KAM    C  1050  795.00  750.00  01   08/27/95   6MT  08/31/97           200.00    0.00
             2/2                                                                                           0.00             0.00

24  362  02  C    BECK, STEVE/MARIA     C  1050  795.00  645.00  01   08/17/96   M-M  03/28/97           100.00    0.00    03/97
             2/2                                                                                           0.00             0.00

25  363  02  D    **MARQUEZ,JOE         C  1240  905.00  905.00  01   11/16/96   1M0  12/31/96             0.00    0.00
             2/2                                                                                           0.00             0.00

25  364  01  D    ULRICH, BERNICE       C  1240  905.00  875.00  01   03/29/97   12M  03/31/98           720.00    0.00
             2/2                                                                                           0.00             0.00

25  365  01  D    ATLAS, CLARE          C  1240  905.00  810.00  01   11/06/70   12M  03/31/97            10.00    0.00    01/96
             2/2                                                                                           0.00            25.00

25  366  02  D    HUSAIN, AYESHA        C  1240  905.00  850.00  01   01/24/96   6MT  07/31/97           200.00    0.00
             2/2                                                                                           0.00             0.00

25  367  04  D    EVERETT, HARTSILL  L  N  1240  905.00  895.00  01   07/01/99                           100.00    0.00
             2/2                                                                                           0.00             0.00

25  367      D    VACANT                   1240  905.00
             2/2

25  368  01  D    JOSE/BOYDELL          C  1240  905.00  850.00  01   08/16/96   1YR  08/31/97           325.00    0.00
             2/2                                                                                           0.00             0.00

25  369  01  D    HOLRAN, LEDA          C  1240  905.00  875.00  01   03/09/96   1YR  03/31/98           200.00    0.00
             2/2                                                                                           0.00             0.00

25  370  01  D    HIRSCHHORN,MRS HARRY  C  1240  905.00  855.00  01   11/01/73   12M  04/30/97            10.00    0.00    05/97
             2/2                                                                                           0.00            20.00

25  371  02  D    ROACH, ROBYN          C  1240  905.00  795.00  01   07/14/96   1YR  07/31/97           210.00    5.00
             2/2                                                                                           0.00             0.00


QCRM"10                                     RENT ROLL REPORT                                                            PAGE 18
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               01:04:02
===================================================================================================================================
             TYPE                       S                                       **  LEASE **  NOTICE   DEPOSIT         LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R  BALANCE   AMOUNT
===================================================================================================================================
25  372  01  D    LEZAMA, ESTA          C  1240  905.00  875.00  01   08/09/84  12M 02/28/98           210.00    0.00    09/95
             2/2                                                                                         0.00             0.00

25  373  04  D    MCMAHON,JOE/BARBARA   C  1240  905.00  875.00  01   03/09/96  12M 03/31/98           110.00    0.00
             2/2                                                                                         0.00             0.00

25  374  01  D    SUMMY, MIRIAM         C  1240  905.00  825.00  01   01/15/78  12M 07/31/97           385.00    0.00    08/95
             2/2                                                                                         0.0O             0.00

26  375  01  C    MALONEY, VIRGINIA     C  1050  795.00  725.00  01   06/05/80  12M 12/31/97            20.00    0.00    11/95
             2/2                                                                                         0.00             0.00

26  376  03  C    RHODES/ZUNIGA         C  1050  795.00  750.00  01   04/05/97  1YR 04/30/98           100.00    0.00
             2/2                                                                                         0.00             0.00

26  377  01  C    **HELGASON, LISA      C  1050  795.00  795.00  01   05/11/96  M/M 06/30/96             0.00    0.00
             2/2                                                                                         0.00             0.00

26  378  04  C    WEISBERG, STUART      C  1050  795.00  725.00  01   05/28/93  12M 07/31/97           300.00    0.00    06/94
             2/2                                                                                         0.00             0.00

26  379  05  C    CARPENTER, JESSIE     C  1050  795.00  725.00  01   01/25/97  6MT 07/31/97           110.00    0.00
             2/2                                                                                         0.00             0.00

26  380  06  C    BROWN,CATHERINE       C  1050  795.00  685.00  01   11/25/94  12M 10/31/97           100.00    0.00    01/96
             2/2                                                                                         0.00            25.00

26  381  03  C    ADRMS, EVETTE         C  1050  795.00  725.00  01   02/08/97  1YR 02/28/98           110.00    0.00
             2/2                                                                                         0.00             0.00

26  382  08  C    GOLDFARB,CAROL/LOUIS  C  1050  795.00  725.00  01   01/24/97  12M 01/31/98           110.00    0.00
             2/2                                                                                         0.00             0.00

26  383  02  C    KAMION, PEGGY         C  1050  795.00  750.00  01   08/03/91  12M 12/31/97           200.00    10.00-  11/93
             2/2                                                                                         0.00             0.00

26  384  01  C    PENNELL/PENNELL       C  1050  795.00  750.00  01   03/01/96  1YR 02/28/98            10.00    0.00
             2/2                                                                                         0.00             0.00

26  385  03  C    **CRUZ, MIGUEL        C  1050  795.00  795.00  01   10/14/96  lMO 11/30/96             0.00    0.00
             2/2                                                                                         0.00             0.00

26  386  01  C    MORRIS, RICHARD       C  1050  795.00  725.00  01   08/01/96  12M 07/31/97           320.00    0.00
             2/2                                                                                         0.00             0.00

26  387  03  C    CREEDEN, MARILYN      C  1050  795.00  725.00  01   03/15/97  1YR 03/31/98           100.00    0.00
             2/2                                                                                         0.00             0.00

26  388  02  C    MAHMOOD, SALMA        C  1050  ?95.00  750.00  51   09/01/96  6MT 02/28/97           100.00    0.00
             2/2                                                                                         0.00             0.00

QCRM"10                                     RENT ROLL REPORT                                                            PAGE 19
01                                          FARB REALTY COMPANY                                          SYSTEM DATE:   06/24/97
16                                          NOB HILL SOUTHWEST APTS.                                     SELECT DATE:   06/24/97
Period: 06/97                               June 24, 1997                                                               01:04:56
===================================================================================================================================
              TYPE                      S                                       **  LEASE **  NOTICE   DEPOSIT            LAST DATE
BLD UNIT ID  DESC NAME                  T  SQFT MARKET  ACTUAL  DUE   MOVE-IN   TRM  EXPIRES  MOVE-OUT  L-M-R     BALANCE   AMOUNT
===================================================================================================================================
27  389  04  C    ARMSTRONG,KATHRYN     C  1050  795.00  750.00  01   09/01/92   12M  02/28/98           310.00        0.00    ll/95
             2/2                                                                                           0.00                 0.00

27  390  02  C    ZRIDI, SALEEM         C  1050  795.00  725.00  01   07/28/96   6MT  07/31/97           100.00        0.00
             2/2                                                                                           0.00                 O.00

27  391  06  C    EBERHARD, FRAN/JERRY  C  1050  795.00  750.00  01   05/18/96   1YR  04/30/98           110.00        0.00    O5/97
             2/2                                                                                           0.00                25.00

27  392  02  C    RUSSELL, PATTY        C  1050  795.00  750.00  01   lO/28/95   12M  10/31/97           310.00        0.00
             2/2                                                                                           0.00                 0.00

27  393  06  C    HARRISON, BEVERLY     C  lO50  795.00  725.00  O1   02/15/97   6M0  08/31/97           llO.00        O.OO
             2/2                                                                                           0.00                 0.00

27  394  02  C    MARCUS, ELLEN         C  1050  795.00  725.00  O1   11/15/96   9M0  O8/31/97           210.00        0.00
             2/2                                                                                           O.00                 0.00

27  355  01  C    ROSE, RAE             C  1050  795.00  725.00  O1   12/01/77   12M  02/28/98             O.00        O.OO    03/97
             2/2                                                                                           0.00                15.O0

27  396  01  C    B0RRECA, MARGARET     C  1050  795.00  750.00  01   09/15/79   12M  02/28/98           210.00        O.OO    01/96
             2/2                                                                                           O.00                25.00

27  397  06  C    HERRERA, SAMUEL/PAT   C  1050  795.00  750.00  01   12/05/92   M-M  01/31/96           200.00        0.00    02/96
             2/2                                                                                           0.00                25.00

27  398  02  C    RIZHYK, LARISA        C  1050  795.00  725.00  01   08/03/96   lYR  08/31/97           llO.00        O.O0
             2/2                                                                                           0.00                 0.00

27  399  01  C    **SOUTHWEST 0FFICE    C  1050  795.00  795.00  01   03/15/76   M-M  04/30/76             0.00        0.00     9/91
             2/2                                                                                           0.00                 0.00

27  400  05  C    HEINTSCHEL/LOGAN      C  1050  795.00  750.00  01   05/31/97   6M0  11/30/97           100.00        0.00
             2/2                                                                                           0.00                 0.00

27  401  03  C    OLIV0, JOHN           C  1050  795.00  725.00  01   12/15/96   6M0  06/30/97           210.00        O.00
             2/2                                                                                           0.00                 O.00

27  402  02  C    MAYES, HANNEKE/JOHN   C  1050  795.00  750.00  01   02/03/96   1YR  08/31/97           120.00        0.00
             2/2                                                                                           0.00                 0.00

                  TOTAL CURRENT RESlDENTS                                                           49,158.00   13,743.00-
                                                                                                       800.00
                  TOTAL PREVI0US RESIDENTS                                                             780.00      311.50
                                                                                                         0.00
                  TOTAL PROJECT          315.192        212,840.00                                  49,938.00   13.431.50-
                                                235,170.00                                             800.00
                  TOTAL #UNIT            302
                  GROSS POSSIBLE INCOME         219,590.00

                        HISTORICAL OPERATING STATEMENTS

REVIEW OF OPERATIONS                                                                                            FARB REALTY COMPANY
                                                                                                           08:24 AM         07/07/97
------------------------------------------------------------------------------------------------------------------------------------
NOB HILL SUMMARY (952)                                                                                            #UNITS       1,326
JUNE 30, 1997                                                                                                       SQ.FT. 1,188,002
------------------------------------------------------------------------------------------------------------------------------------
                                    Jan       Feb       Mar       Apr        May        Jun        Jun       Jul        Aug
                                   Actual    Actual    Actual    Actual     Actual     Actual     Budget    Budget     Budget
                                   ------    ------    ------    ------     ------     ------     ------    ------     ------
-INCOME-
Gross Rental Income               843,585    843,255   847,350   851,232    854,260    857,160    849,016   850,050   851,225
Model/Free Units                  (17,560)   (18,781)  (19,270)  (18,265)   (19,572)   (18,014)   (18,226)  (18,125)  (18,100)
Vacancy                           (25,068)   (26,558)  (34,974)  (29,502)   (38,674)   (42,090)   (34,760)  (30,092)  (27,712)
Misc. Income                       12,167     16,455    12,597    14,277     17,038     17,189     14,245    13,990    14,740
                                  --------------------------------------------------------------------------------------------------
TOTAL INCOME                      813,124    814,371   805,703   817,744    813,052    814,245    810,275   815,823   820,153

-EXPENSES-

Payroll                            88,333     90,488    89,428    90,677    124,716     93,013     88,076    84,746    84,796
Taxes-Ad Valorem                   78,318     76,835    76,835    76,835     76,835     76,835     76,402    76,402    76,402
Insurance                        (176,253)    25,040    25,040    25,040     23,930     23,930     25,040    25,040    25,040
Utilities                         160,985    156,427   152,115   145,456    140,773    143,132    157,398   165,713   162,801
Sales & General                    22,003     22,026    26,008    22,938     29,937     26,019     30,965    34,250    34,706
Maintenance                        62,444     73,920    69,837    68,141     76,178     6l,158     66,915    65,855    61,810
                                  -------    -------   -------   -------    -------    -------    -------   -------   -------
Sub-Total                         236,829    444,737   439,263   429,087    472,370    424,087    444,796   452,006   445,553
Management Fee                     32,525     32,574    32,228    32,710     32,522     32,571     32,728    32,950    33,122
                                   ------     ------    ------    ------     ------     ------     ------    ------    ------
TOTAL EXPENSES                    269,354    477,311   471,491   461,797    504,892    458,658    477,524   484,956   478,675

                                  --------------------------------------------------------------------------------------------------
NET OPERATING INCOME              543,770    337,060   334,212   355,946    308,159    357,587    332,751   330,867   341,478
Replacement Costs                  23,814     32,515    27,908    27,400     36,150     20,331     37,445    34,480    38,440
CASH FLOW (before Debt Service)   519,956    304,546   306,305   328,546    272,009    337,255    295,306   296,387   303,038
Mortgage Interest Payments        277,277    250,444   277,277   268,333    277,277    268,333    268,343   277,288   277,288

                                  --------------------------------------------------------------------------------------------------
NET CASH FLOW                     242,679     54,102    29,028    60,213     (5,268)    68,923     20,963    19,099    25,750
                                  --------------------------------------------------------------------------------------------------

VACANCY LOSS %                       2.97%      3.15%     5.13%     3.47%      4.53%      4.91%      4.09%     3.54%     3.26%
MANAGEMENT APARTMENTS %              1.85%      2.02%     2.01%     1.96%      1.95%      1.97%      2.01%     2.01%     2.01%
ECONOMIC OCCUPANCY %                94.95%     94.62%    93.60%    94.39%     93.18%     92.99%     93.76%    94.33%    94.62%
DIRECT EXPENSES %                   28.07%     52.74%    51.84%    50.41%     55.30%     49.48%     65.39%    53.17%    52.34%
MANAGEMENT FEE EXPENSE %             4.00%      4.00%     4.00%     4.00%      4.00%      4.00%      4.04%     4.04%     4.04%
CAPITAL EXPENDITURES %               2.82%      3.86%     3.29%     3.22%      4.23%      2.37%      4.41%     4.06%     4.52%
RENT INFLATION %                               -0.04%     0.49%     0.46%      0.36%      0.34%     -0.95%     0.12%     0.14%
GROSS RENTS PER SO. FT.             0.710      0.710     0.713     0.717      0.719      0.722      0.716     0.716     0.717
EFF. GROSS INC. PER SQ. FT.         0.684      0.685     0.678     0.688      0.684      0.685      0.682     O.687     O.690
DIRECT EXP'S PER SQ. FT.             2.39       4.49      4.44      4.33       4.77       4.28       4.49      4.57      4.50
AVERAGE RENT PER UNIT                 636        636       639       642        644        646        640       641       642


                                   Sep        Oct          Nov        Dec            Budget         Total
                                  Budget     Budget       Budget     Budget        + Actual         Budget
                                 --------    -------      -------    -------      ----------     ----------

-INCOME-
Gross Rental Income              852,540     853,515      854,110    854,705      10,212,987     10,195,970
Model/Free Units                 (18,025)    (17,925)     (17,925)   (17,925)       (219,485)      (214,855)
Vacancy                          (25,576)    (28,257)     (33,357)   (35,561)       (377,421)      (416,015)
Misc. Income                      14,290      13,945       14,095     13,945         174,727        169,065
                                 ---------------------------------------------------------------------------
TOTAL INCOME                     823,229     821,278      816,923    815,164       9,790,808      9,734,165

-EXPENSES-

Payroll                           89,495     122,698       88,240    122,459       1,169,088      1,131,393
Taxes-Ad Valorem                  76,402      76,402       76,402     76,402         920,905        910,824
Insurance                         25,040      25,040       25,040     25,040          97,967        300,480
Utilities                        151,492     143,012      138,376    136,257       1,796,540      1,797,175
Sales & General                   32,960      29,416       26,635     26,130         333,027        355,600
Maintenance                       62,235      57,065       51,955     52,230         762,828        714,840
                                 -------     -------      -------    -------       ---------      ---------
Sub-Total                        437,624     453,632      406,648    438,518       5,080,354      5,216,312
Management Fee                    33,247      33,168       32,995     32,923         393,535        393,169
                                 -------     -------      -------    -------       ---------      ---------
TOTAL EXPENSES                   470,871     486,800      439,643    471,441       5,473,889      5,609,481
                                 ---------------------------------------------------------------------------
NET OPERATING INCOME             352,358     334,478      377,280    343,723       4,316,919      4,124,684
Replacement Costs                 34,055      30,805       22,825     22,585         351,308        477,520
CASH FLOW (before Debt Service)  318,303     303,673      354,455    321,138       3,965,611      3,647,164
Mortgage Interest Payments       268,343     277,288      288,343    277,288       3,264,778      3,264,851
                                 ---------------------------------------------------------------------------
NET CASH FLOW                     49,960      26,385       86,112     43,850         700,833        382,313
                                 ---------------------------------------------------------------------------

VACANCY LOSS %                      3.00%      3.310%        3.91%      4.16%           3.70%          4.08%
MANAGEMENT APARTMENTS %             2.01%       2.00%        2.00%      2.00%           1.98%          2.00%
ECONOMIC OCCUPANCY %               94.89%      94.59%       94.00%     93.74%          94.16%         93.81%
DIRECT EXPENSES %                  51.33%      53.16%       47.61%     51.31%          49.74%         51.16%
MANAGEMENT FEE EXPENSE %            4.04%      4.040%        4.04%      4.04%           4.02%          4.04%
CAPITAL EXPENDITURES %              3.99%      3.610%        2.67%      2.64%           3.44%          4.68%
RENT INFLATION %                    0.15%       0.11%        0.07%      0.07%
GROSS RENTS PER SQ. FT.            0.718       0.718        0.719      0.719           0.716          0.716
EFF. GROSS INC. PER SQ. FT.        0.693       0.691        0.688      0.686           0.687          0.683
DIRECT EXP'S PER SQ. FT.            4.42        4.58         4.11       4.43            4.28           4.39
AVERAGE RENT PER UNIT                643         644          644        645             642            641

DETAIL OPERATING STATEMENT                                                                                      FARB REALTY COMPANY
                                                                                                           08:24 AM         07/07/97
------------------------------------------------------------------------------------------------------------------------------------
NOB HILL SUMMARY (952)                                                                                            #UNITS       1,326
JUNE 30, 1997                                                                                                       SQ.FT. 1,188,002
------------------------------------------------------------------------------------------------------------------------------------
                                    Jan        Feb          Mar          Apr          May          Jun          Jun          Jul
                                   Actual     Actual       Actual       Actual       Actual       Actual       Budget       Budget
                                   ------     ------       ------       ------       ------       ------       ------       ------

-INCOME-

GROSS RENTAL INCOME              843,585      843,255      847,350      851,232      854,260      857,160      849,015      850,050
Model Apartment Cost              (5,175)      (5,216)      (5,355)      (5,355)      (5,355)      (5,514)      (5,425)      (5,425)
Employee Apt Cost                (10,442)     (11,830)     (11,687)     (11,337)     (11,337)     (11,395)     (11,670)     (11,670)
Discounted Rent                   (1,943)      (1,736)      (2,228)      (1,573)      (2,880)      (1,105)      (1,130)      (1,030)
Gratuitous Rent                        0            0            0            0            0            0            0            0
                                 --------------------------------------------------------------------------------------------------
TOTAL MODEL/FREE UNITS            (7,560)     (18,781)     (19,270)     (18,265)     (19,572)     (18,014)     (18,225)     (18,125)

Vacancy                          (25,068)     (26,558)     (34,974)     (29,502)     (38,674)     (42,090)     (34,760)     (30,092)

Late Charge/Nsf                    1,655        1,530        1,310          845        1,135        1,425        1,120        1,165
Other Income                       1,287        1,505        2,179        3,259        4,237        5,915        2,220        2,220
Deposits Forfeited                 2,860        2,110        1,215        2,209        3,630        1,887        2,700        2,400
Laundry Commissions                5,498       11,273        7,664        7,828        7,777        7,770        7,870        7,870
Vending Commissions                  867           37          229          136          259          192          335          335
                                 --------------------------------------------------------------------------------------------------
TOTAL MISC. INCOME                12,167       16,455       12,597       14,277       17,038       17,189       14,245       13,990

TOTAL INCOME                     813,124      814,371      805,703      817,744      813,052      814,245      810,275      815,823

-EXPENSES-
Manager Salary                    25,298       26,424       26,963       27,348       39,470       26,398       24,885       24,885
Leasing Salary                     7,031        8,032        5,518        5,743        8,140        5,718        5,805        6,500
Maintenance Salary                19,572       18,210       17,827       17,942       27,620       19,295       19,055       19,055
Maid/Porter Salary                17,475       18,555       19,439       19,196       30,271       20,022       15,600       15,990
Insurance - Benefits              11,425       11,543       12,220       13,431        9,633       15,463       15,217       10,677
Taxes - Payroll                    7,532        7,724        7,460        7,017        9,582        6,117        7,514        7,639
                                 --------------------------------------------------------------------------------------------------
TOTAL PAYROLL                     88,333       90,488       89,428       90,677      124,716       93,013       88,076       84,746

TAXES - OTHER                      1,483            0            0            0            0            0            0            0
TAXES - AD VALOREM                76,835       76,835       76,835       76,835       76,835       76,835       76,402       76,402
HOMEOWNERS FEE                         0            0            0            0            0            0            0            0
INSURANCE - GL, FIRE & EC       (175,253)      25,040       25,040       25,040       23,930       23,930       25,040       25,040

Electrical - Apts                      0            0            0            0            0            0            0            0
Electrical - Buildings            74,299       69,945       66,685       74,295       71,110       80,939       84,826       91,816
Natural Gas Service               39,945       44,785       40,977       29,047       24,983       15,744       19,149       18,645
Telephone Service                  2,351          944        2,043        1,96l        1,758        1,553        2,045        2,046
Water Service                     41,079       36,504       38,784       36,908       39,519       41,646       47,958       49,787
Trash Removal                      3,310        4,249        3,626        3,247        3,403        3,250        3,420        3,420
                                 --------------------------------------------------------------------------------------------------
TOTAL UTILITIES                  160,985      156,427      152,115      145,456      140,773      143,132      157,398      165,713

Security Expense                  12,519       10,999        8,696        8,792        9,406        8,941        9,600        9,600
Professional Fees                  1,476        1,321        3,276        1,760        2,853        3,224        2,400        2,350
Advertising                          668        2,080        3,231        1,751        1,908        2,351        2,430        2,430
Resident Retention                   775          535          957          580        3,220          809          750          750
Locator Fees                       3,135        5,120        5,315        5,285        8,644        7,318        9,980       12,640
Furniture Rental                       0            0            0            0            0            0            0            0
Other Expense                      1,836        1,300        3,668        2,375        2,388        2,487        3,870        3,870
Office Repair & Supplies           1,594          671          865        2,395        1,519          890        1,935        2,610
                                 --------------------------------------------------------------------------------------------------
TOTAL SALES & GENERAL             22,003       22,026       26,008       22,938       29,937       26,019       30,965       34,250

                                          Aug         Sep           Oct           Nov           Dec         Budget       Total
                                         Budget      Budget        Budget        Budget        Budget     + Actual       Budget
                                        -------      --------      -------       -------      -------    ----------    ----------
 -INCOME-

GROSS RENTAL INCOME                     851,225       852,540       853,515       854,110       854,705    10,212,987    10,195,970
Model Apartment Cost                     (5,425)       (5,425)       (5,425)       (5,425)       (5,425)      (64,519)      (64,620)
Employee Apt Cost                       (11,670)      (11,670)      (11,670)      (11,670)      (11,670)     (138,048)     (138,975)
Discounted Rent                          (1,005)         (930)         (830)         (830)         (830)      (16,919)      (11,260)
Gratuitous Rent                               0             0             0             0             0             0             0
                                        --------------------------------------------------------------------------------------------
TOTAL MODEL/FREE UNITS                  (18,100)      (18,025)      (17,925)      (17,925)      (17,925)     (219,485)     (214,855)

Vacancy                                 (27,712)      (25,576)      (28,257)      (33,357)      (35,561)     (377,421)     (416,015)

Late Charge/Nsf                           1,165         1,165         1,120         1,120         1,120        14,755        13,665
Other Income                              2,220         2,220         2,220         2,220         2,220        31,702        26,640
Deposits Forfeited                        3,150         2,700         2,400         2,550         2,400        29,511        30,300
Laundry Commissions                       7,870         7,870         7,870         7,870         7,870        95,029        94,440
Vending Commissions                         335           335           335           335           335         3,730         4,020
                                        --------------------------------------------------------------------------------------------
TOTAL MISC. INCOME                       14,740        14,290        13,945        14,095        13,945       174,727       169,065

TOTAL INCOME                            820,153       823,229       821,278       816,923       815,164     9,790,808     9,734,165

-EXPENSES-
Manager Salary                           24,885        26,055        37,590        25,055        31,319       340,690       328,164
Leasing Salary                            6,500         6,500         9,755         6,500        16,250        92,188        89,730
Maintenance Salary                       19,095        19,105        28,660        22,105        27,632       256,118       257,027
Maid/Porter Salary                       15,990        15,875        22,250        15,700        18,976       229,740       202,764
Insurance - Benefits                     10,681        15,309        13,143        10,904        17,451       151,880       152,776
Taxes - Payroll                           7,644         7,651        11,300         7,976        10,831        98,473       100,932
                                         -------------------------------------------------------------------------------------------
TOTAL PAYROLL                            84,795        89,495       122,698        88,240       122,459     1,169,088     1,131,393

TAXES - OTHER                                 0             0             0             0             0         1,483             0
TAXES - AD VALOREM                       76,402        76,402        76,402        76,402        76,402       919,422       916,824
HOMEOWNERS FEE                                0             0             0             0             0             0             0
INSURANCE - GL, FIRE & EC                25,040        25,040        25,040        25,040        25,040        97,967       300,480
Electrical - Apts                             0             0             0             0             0             0             0
Electrical - Buildings                   91,816        81,330        77,836        74,340        70,845       925,257       961,986
Natural Gas Service                      17,637        18,645        19,149        21,668        26,705       317,930       268,070
Telephone Service                         2,045         2,045         2,045         2,045         2,045        22,881        24,540
Water Service                            47,958        46,127        40,637        36,978        33,317       489,242       502,289
Trash Removal                             3,345         3,345         3,345         3,345         3,345        41,231        40,290
                                        --------------------------------------------------------------------------------------------
TOTAL UTILITIES                         162,801       151,492       143,012       138,376       136,257     1,796,540     1,797,175

Security Expense                          9,600         9,600         9,600         9,600         9,600       116,952       115,200
Professional Fees                         2,300         2,150         2,150         2,150         2,150        27,160        27,210
Advertising                               2,430         2,430         2,430         2,430         2,430        26,569        29,160
Resident Retention                          950           750           750           750           750        11,578         9,200
Locator Fees                             13,540        12,180         8,705         5,845         5,845        93,572       104,335
Furniture Rental                              0             0             0             0             0             0             0
Other Expense                             3,955         3,745         3,650         3,650         3,625        36,549        44,710
Office Repair & Supplies                  1,930         2,105         2,130         2,210         1,730        20,648        26,785
                                        --------------------------------------------------------------------------------------------
TOTAL SALES & GENERAL                    34,705        32,960        29,415        26,635        26,130       333,027       355,600

DETAIL OPERATING STATEMENT                                                                                       FARB REALTY COMPANY
                                                                                                                 08:24 AM   07/07/97
------------------------------------------------------------------------------------------------------------------------------------
NOB HILL SUMMARY (952)                                                                                              #UNITS     1,326
JUNE 30,1997                                                                                                        SQ.FT. 1,188,002
------------------------------------------------------------------------------------------------------------------------------------

                                                        Jan        Feb       Mar       Apr      May        Jun       Jun       Jul
                                                       Actual    Actual    Actual    Actual    Actual     Actual    Budget    Budget
                                                       ------    ------    ------    ------    ------     ------    ------    ------

Exterminating                                          1,131     1,037     1,201      1,039     1,292      1,045     1,650     1,600
Cleaning Supplies                                        836       975       827        821     1,001      1,181     1,265     1,290

Repairs And Supplies                                   2,695     4,143     1,512      2,482     1,886      1,599     2,020     1,970
Air Conditioner Maintenance                            9,497     9,570     5,711      7,468     8,005      5,112     8,300     7,800

Appliance Maintenance                                  1,075     1,156     1,022        921     1,512        823       900     1,075
Building Maintenance                                   6,730     6,385     6,249      4,521     4,998      2,799     6,400     8,850
Carpet Maintenance                                       985     1,433       608      1,080     2,126      1,085     1,275     1,400
Window Treatments-Repairs                                  0         0         0          0         0          0         0         0
Electrical Maintenance                                 3,681     3,464     3,625      6,308     5,000      1,558     4,600     4,600
Painting Contract                                      8,715     8,650     9,534     12,118     8,486     10,251    11,520    12,150
Site Maintenance                                          33     1,228       (41)       634     1,688         99     1,200     1,200
Painting Material                                        232       251     1,557      1,465       769        843       775       725
Pool Maintenance                                         451       380     1,058        721     1,148        708     1,015       890
Plumbing Maintenance                                  12,478    17,985    17,704     13,032    14,350     11,676     9,350     9,350
Roof And Gutter Maintenance                            1,503     1,859     1,774      1,268     4,805      1,908     2,500     2,500
Fire/Freeze/Flood - Minor                                  0         0         0          0     1,651      2,835         0         0
Landscaping                                           12,402    15,403    17,495     14,263    17,462     17,636    14,145    12,455
                                                    --------------------------------------------------------------------------------
TOTAL MAINTENANCE                                     62,444    73,920    69,837     68,141    76,178     61,158    66,915    65,855

MANAGEMENT FEE                                        32,525    32,574    32,228     32,710    32,522     32,571    32,728    32,950

TOTAL EXPENSES                                       269,354   477,311   471,491    461,797   504,892    456,658   477,524   484,956

NET OPERATING INCOME                                 543,770   337,060   334,212    355,946   308,159    357,587   332,751   330,867

Repl. Cost-Air Conditioner                                 0         0     5,919          0     2,051          0     7,350     3,875
Repl. Cost-Appliances                                  6,882     4,506     3,866      6,349     7,150      3,276     6,775     6,660
Repl. Cost-Bidge-Other                                     0         0         0          0         0          0         0         0
Repl. Cost-Buildings                                       0         0         0        928     1,541      2,100     1,300     1,000
Repl. Cost-Carpet/Tile                                 9,640    19,828    12,556     15,447    15,260     11,919    18,300    19,800
Repl. Cost-Mini-Blinds                                 1,020     1,100     1,022      1,158       805        707     1,020       945
Repl. Cost-Electrical                                  1,448     2,044     1,186        837     2,531      1,608     1,400     1,400
Repl. Cost-Painting                                        0         0         0          0         0          0         0         0
Repl. Cost-Site                                            0         0         0          0         0          0     1,300       800
Repl. Cost-Pools                                           0         0         0          0         0          0         0         0
Repf. Cost-Plumbing                                    4,824     5,036     1,275      1,693     5,790        722         0         0
Repl. Cost-Roof/Gutter                                     0         0     1,238          0         0          0         0         0
Fire/Freeze/Flood-Major                                    0         0         0          0         0          0         0         0
Acquired Assets                                            0         0       847        989     1,021          0         0         0
                                                    --------------------------------------------------------------------------------
TOTAL REPLACEMENT COSTS                               23,814    32,515    27,908     27,400    36,150     20,331    37,445    34,480

CASH FLOW (before Debt Service) 519,958              519,956   304,546   306,305    328,546   272,009   337,255    295,306   296,387

Mortgage Interest Payments                           277,277   250,444   277,277    268,333   277,277   268,333    268,343   277,288

                                                    --------------------------------------------------------------------------------
NET CASH FLOW                                        242,679    54,102    29,028     60,213    (5,268)    68,923    20,963    19,099
                                                    --------------------------------------------------------------------------------

                                                        Aug       Sep        Oct        Nov        Dec        Budget        Actual
                                                       Budget    Budget     Budget     Budget     Budget     + Actual       Budget
                                                       ------    ------     ------     ------     ------     --------       ------

Exterminating                                           1,650      1,600      1,340      1,290      1,290      15,514       16,980
Cleaning Supplies                                       1,225      1,225      1,025        925        800      12,132       12,980

Repairs And Supplies                                    1,920      1,970      1,770      1,770      1,770      25,488       22,840
Air Conditioner Maintenance                             7,400      6,950      6,550      5,800      5,800      85,663       81,900

Appliance Maintenance                                   1,050      1,025      1,025        650        850      11,985        9,900
Building Maintenance                                    5,850      5,850      5,300      4,800      4,700      65,033       68,900
Carpet Maintenance                                      1,400      1,425      1,125      1,075        925      14,666       13,850
Window Treatmente-Repairs                                   0          0          0          0          0           0            0
Electrical Maintenance                                  4,550      4,500      3,760      3,350      3,300      47,686       47,150
Painting Contract                                      10,600      9,050      8,990      7,330      6,830     113,305      110,720
Site Maintenance                                        1,200      1,200      1,200      1,200      1,200      10,840       17,800
Painting Material                                         700        675        675        650        650       9,193        8,450
Pool Maintenance                                          990        940        640        540        540       9,006        9,455
Plumbing Maintenance                                    9,350      9,350      9,350      7,850      7,850     140,324      109,200
Roof And Gutter Maintenance                             2,280      2,280      2,280      2,280      2,280      27,016       28,740
Fire/Freeze/Flood - Minor                                   0          0          0          0          0       4,486            0
Landscaping                                            11,645     13,595     12,045     12,445     13,645     170,491      155,975
                                                   --------------------------------------------------------------------------------
TOTAL MAINTENANCE                                      61,810     62,235     57,065     51,955     52,230     762,828      714,840

MANAGEMENT FEE                                         33,122     33,247     33,168     32,995     32,923     393,535      393,169

TOTAL EXPENSES                                        478,675    470,871    486,800    439,643    471,441   5,473,889    5,609,481

NET OPERATING INCOME                                  341,478    352,358    334,478    377,280    343,723   4,316,919    4,124,684

Repl. Cost-Air Conditioner                              6,100      3,900      4,300          0          0      26,146      116,750
Repl. Cost-Appliances                                   7,075      5,370      4,900      4,845      4,605      65,484       64,665
Repl. Cost-Bidge-Other                                      0          0          0          0          0           0            0
Repl. Cost-Buildings                                    1,000      4,500      5,000      1,000      1,000      18,069       28,200
Repl. Cost-Carpet/Tile                                 21,120     17,140     13,460      9,960      9,960     176,089      173,500
Repl. Cost-Mini-Blinds                                    945        945        945        820        820      11,233       10,770
Repl. Cost-Electrical                                   1,400      1,400      1,400      1,400      1,400      18,054       19,000
Repl. Cost-Painting                                         0          0          0          0          0           0            0
Repl. Cost-Site                                           800        800        800        800        800       4,800       23,255
Repl. Cost-Pools                                            0          0          0      4,000      4,000       8,000        8,000
Repf. Cost-Plumbing                                         0          0          0          0          0      19,340        2,000
Repl. Cost-Roof/Gutter                                      0          0          0          0          0       1,238       31,380
Fire/Freeze/Flood-Major                                     0          0          0          0          0           0            0
Acquired Assets                                             0          0          0          0          0       2,857            0
                                                   --------------------------------------------------------------------------------
TOTAL REPLACEMENT COSTS                                38,440     34,055     30,805     22,825     22,585     351,308      477,520

CASH FLOW (before Debt Service)                       303,038    318,303    303,673    354,455    321,138   3,965,611    3,647,164

Mortgage Interest Payments                            277,288    268,343    277,288    268,343    277,288   3,264,778    3,264,851

                                                   --------------------------------------------------------------------------------
NET CASH FLOW                                          25,750     49,900     26,385     86,112     43,850     700,833      382,313
                                                   --------------------------------------------------------------------------------

REVIEW OF OPERATIONS                                                                                            FARB REALTY COMPANY
                                                                                                            03:08 PM       07/09/97
-----------------------------------------------------------------------------------------------------------------------------------
NOB HILL SUMMARY (952)                                                                                             #UNITS     1,326
DECEMBER 31,1996                                                                                                   SQ.FT. 1,188,002
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Jan        Feb        Mar       Apr        May        Jun        Jul         Aug
                                                Actual     Actual     Actual    Actual     Actual     Actual     Actual      Actual
                                               --------   --------   --------  ---------  --------   ---------  ---------  ---------

-INCOME-
Gross Rental Income                            836,290    838,930    843,595    843,720    843,120    841,040    840,820    842,050
Model/Free Units                               (15,663)   (19,300)   (18,015)   (17,428)   (17,857)   (18,332)   (17,955)   (17,778)
Vacancy                                        (67,022)   (71,630)   (78,865)   (93,258)   (85,690)   (74,028)   (55,051)   (28,928)
Misc. Income                                    13,126     19,548     14,167     14,400     14,016     14,198     15,523     15,935
                                               -------------------------------------------------------------------------------------
TOTAL INCOME                                   766,730    767,548    760,882    747,435    753,589    762,878    783,338    811,279

-EXPENSES-
Payroll                                         78,323     81,888     82,278     77,100    113,540     87,613     83,563     89,623
Taxes-Ad Valorem                                77,093     76,835     76,835     76,835     76,835     76,835     76,835     76,835
Insurance                                       36,417     36,417     36,417     36,417     25,040     25,040     25,040     25,040
Utilities                                      177,527    151,899    147,132    144,462    137,913    140,992    146,127    148,920
Sales & General                                 17,714     20,932     21,444     27,105     28,445     22,394     36,351     39,630
Maintenance                                     53,295     55,869     56,893     49,852     41,577     61,804     60,903    104,627
                                               --------   --------   --------  ---------  --------   ---------  ---------  ---------
Sub-Total                                      440,369    423,839    420,999    411,771    423,350    414,678    428,818    484,676

Management Fee                                  30,669     30,701     30,435     29,897     30,144     30,515     31,333     32,449
                                               --------   --------   --------  ---------  --------   ---------  ---------  ---------
TOTAL EXPENSES                                 471,038    454,540    451,434    441,668    453,494    445,193    460,152    517,124
                                               -------------------------------------------------------------------------------------
NET OPERATING INCOME                           295,693    313,008    309,448    305,767    300,094    317,686    323,180    294,154

Replacement Costs                               22,498     21,608     17,098     31,156     13,383     20,721     39,739     68,356

CASH FLOW (before Debt Service)                273,195    291,400    292,350    274,611    286,711    298,965    283,448    225,798

Mortgage Interest Payments                     277,845    259,274    277,155    268,215    277,155    268,215    277,277    277,277
                                               -------------------------------------------------------------------------------------
NET CASH FLOW                                   (4,651)    32,126     15,195      6,396      9,556     28,751      6,171    (51,479)
                                               -------------------------------------------------------------------------------------
VACANCY LOSS %                                    8.01%      8.54%      9.35%     11.05%     10.16%      8.80%      6.55%      3.44%
MANAGEMENT APARTMENTS %                           1.86%      1.85%      1.91%      1.89%      1.86%      1.93%      1.84%      1.84%
ECONOMIC OCCUPANCY %                             90.11%     89.16%     88.52%     86.88%     87.72%     89.02%     91.32%     94.45%
DIRECT EXPENSES %                                52.66%     50.52%     49.91%     48.80%     50.21%     49.31%     51.00%     57.56%
MANAGEMENT FEE EXPENSE %                          4.00%      4.00%      4.00%      4.00%      4.00%      4.00%      4.00%      4.00%
CAPITAL EXPENDITURES %                            2.69%      2.58%      2.03%      3.69%      1.59%      2.46%      4.73%      8.12%
RENT INFLATION %                                             0.32%      0.56%      0.01%     -0.07%     -0.25%     -0.03%      0.15%

GROSS RENTS PER SQ. FT.                           0.704      0.706      0.710      0.710      0.710      0.708      0.708      0.79
EFF. GROSS INC. PER SQ. FT.                       0.645      0.646      0.640      0.629      0.634      0.642      0.659     0.683
DIRECT EXP'S PER SQ. FT.                           4.45       4.28       4.25       4.16       4.28       4.19       4.33      4.90
AVERAGE RENT PER UNIT                               631        633        636        636        636        634        634       635

                                               Sep         Oct         Nov         Dec         Dec        Budget          Total
                                              Actual      Actual      Actual      Actual      Budget      + Actual        Budget
                                              ------      ------      ------      ------      ------      --------        ------

-INCOME-
Gross Rental Income                          841,340     841,580     841,805     842,630     852,194     10,096,820     10,065,620
Model/Free Units                             (18,972)    (20,049)    (18,982)    (19,280)    (16,221)      (219,609)      (192,818)
Vacancy                                      (17,169)    (15,343)    (14,579)    (19,782)    (38,912)      (621,345)      (407,976)
Misc. Income                                  21,969      14,863      17,378      15,877      14,270        190,999        178,036
                                            ----------------------------------------------------------------------------------------
TOTAL INCOME                                 827,168     821,051     825,622     819,345     811,331      9,640,865      9,642,862

-EXPENSES-
Payroll                                       90,324      79,910     117,287     106,784      84,180      1,088,232      1,062,336
Taxes-Ad Valorem                              76,835      76,835      76,835      37,907      78,744        883,350        944,928
Insurance                                     25,040      25,040      25,040      25,040      38,238        345,988        451,572
Utilities                                    140,923     127,898     136,194     142,025     158,583      1,742,012      1,764,720
Sales & General                               39,718      39,870      26,210      27,545      19,215        347,357        253,021
Maintenance                                   62,476      67,366      72,139      62,879      44,595        749,680        598,484
                                            --------    --------     -------     -------     -------      ---------      ---------
Sub-Total                                    435,317     418,919     453,704     402,180     423,555      5,156,619      5,075,061
Management Fee                                33,085      32,843      33,025      32,773      32,454        377,869        385,712
                                            --------    --------     -------     -------     -------      ---------      ---------
TOTAL EXPENSES                               468,402     449,762     486,729     434,953     456,009      5,534,488      5,460,773
                                            ----------------------------------------------------------------------------------------
NET OPERATING INCOME                         358,766     371,289     338,892     384,393     355,322      3,912,377      4,182,089

Replacement Costs                             71,085      89,542      98,392      98,511      14,114        592,087        308,363

CASH FLOW (before Debt Service)              287,681     281,748     240,501     285,882     341,208      3,320,289      3,873,726

Mortgage Interest Payments                   268,333     277,277     268,333     277,277     277,090      3,273,632      3,266,970
                                            ----------------------------------------------------------------------------------------
NET CASH FLOW                                 19,348       4,471     (27,832)      8,605      64,118         46,657        606,756
                                            ----------------------------------------------------------------------------------------

VACANCY LOSS %                                  2.04%       1.82%       1.73%       2.35%       4.57%          6.15%          4.05%
MANAGEMENT APARTMENTS %                         1.84%       1.96%       2.01%       2.04%       1.84%          1.91%          1.85%
ECONOMIC OCCUPANCY %                           95.70%      95.79%      96.01%      95.36%      93.53%         91.67%         94.03%
DIRECT EXPENSES %                              51.74%      49.64%      63.90%      47.73%      49.70%         51.07%         60.42%
MANAGEMENT FEE EXPENSE %                        4.00%       4.00%       4.00%       4.00%       4.00%          4.00%          4.00%
CAPITAL EXPENDITURES %                          8.45%      10.64%      11.69%      11.69%       1.66%          5.86%          3.06%
RENT INFLATION %                               -0.08%       0.03%       0.03%       0.09%       1.15%

GROSS RENTS PER SQ. FT.                        0.708       0.708       0.709       0.709       0.717          0.708          0.706
EFF. GROSS INC. PER SQ. FT.                    0.696       0.691       0.695       0.690       O.683          0.663          0.676
DIRECT EXP'S PER SO. FT.                        4.40        4.21        4.58        4.O6        4.28           4.34           4.27
AVERAGE RENT PER UNIT                            634         635         635         635         643            635            633

DETAIL OPERATING STATEMENT                                                                                       FARB REALTY COMPANY
                                                                                                           03:09 PM         07/09/97
------------------------------------------------------------------------------------------------------------------------------------
NOB HILL SUMMARY (952)                                                                                            #UNITS      1,326
DECEMBER 31, 1996                                                                                                  SQ.FT. 1,188,002
------------------------------------------------------------------------------------------------------------------------------------
                                        Jan          Feb        Mar        Apr        May         Jun        Jul        Aug
                                       Actual       Actual     Actual     Actual     Actual      Actual     Actual     Actual
                                       ------       ------     ------     ------     ------      ------     ------     ------

-INCOME-
GROSS RENTAL INCOME                    836,290      838,930    843,595    843,720    843,120    841,040    840,820    842,050
Model Apartment Cost                    (5,280)      (5,280)    (5,280)    (5,190)    (5,190)    (5,190)    (5,195)    (5,235)
Employee Apt Cost                      (10,273)     (10,255)   (10,830)   (10,775)   (10,617)   (11,007)   (10,297)   (10,297)
Discounted Rent                           (110)      (3,765)    (1,905)    (1,463)    (2,150)    (2,135)    (2,463)    (2,246)
Gratuitous Rent                              0            0          0          0          0          0          0          0
                                       ---------------------------------------------------------------------------------------------
TOTAL MODEL/FREE UNITS                 (15,663)     (19,300)   (18,015)   (17,428)   (17,857)   (18,332)   (17,955)   (17,778)

Vacancy                                (67,022)     (71,630)   (78,865)   (93,258)   (85,690)   (74,028)   (55,051)   (28,928)

Late Charge/Nsf                          1,104          885      1,725        820      1,155        925      1,570      1,580
Other Income                             2,185        2,419      2,467      2,987      3,789      3,780      4,194      3,62l
Deposits Forfeited                       2,900        4,104      2,326      3,703      2,220      2,479      2,715      3,450
Laundry Commissions                      6,937       11,825      7,369      6,891      6,852      7,014      6,944      7,124
Vending Commissions                          0          315        280          0          0          0          0        160
                                       ---------------------------------------------------------------------------------------------
TOTAL MISC. INCOME                      13,126       19,548     14,167     14,400     14,016     14,198     15,523     16,935

TOTAL INCOME                           766,730      767,548    760,882    747,435    763,589    762,878    783,338    811,279

-EXPENSES-
Manager Salary                          22,405       22,192     24,342     21,935     34,261     21,602     22,711     23,56l
Leasing Salary                           4,978        5,203      5,253      5,303      7,654      5,952      6,402      7,982
Maintenance Salary                      19,908       21,263     17,790     17,391     27,689     20,095     18,621     18,820
Maid/Porter Salary                      12,196       14,170     14,724     14,365     21,754     18,236     19,342     22,009
Insurance - Benefits                    12,203       12,116     13,288     11,864     13,568     15,680     10,553     11,023
Taxes - Payroll                          6,633        6,944      6,881      6,242      8,714      6,042      5,933      6,230
                                       ---------------------------------------------------------------------------------------------
TOTAL PAYROLL                           78,323       81,888     82,278     77,100    113,540     87,613     83,563     89,623

TAXES - OTHER                            1,468            0          0          0          0          0          0          0
TAXES - AD VALOREM                      75,625       76,835     76,835     76,835     76,835     76,835     76,835     76,835
HOMEOWNERS FEE                               0            0          0          0          0          0          0          0
INSURANCE - GL, FIRE & EC               36,417       36,417     36,417     38,417     25,040     25,040     25,040     25,040

Electrical - Apts                            0            0          0          0          0          0          0          0
Electrical - Buildings                  95,466       68,932     67,364     67,776     72,313     80,986     85,737     87,849
Natural Gas Service                     38,420       42,684     36,454     34,599     21,169     12,384     11,443     10,433
Telephone Service                        2,166        1,588      1,748      1,444      2,125      1,807      2,306      2,039
Water Service                           38,763       35,992     38,863     37,482     38,921     42,305     43,455     45,363
Trash Removal                            2,702        2,702      2,702      3,161      3,386      3,510      3,186      3,236
                                       ---------------------------------------------------------------------------------------------
TOTAL UTILITIES                        177,527      151,899    147,132    144,462    137,913    140,992    146,127    148,920

Security Expense                         5,179        7,329      7,514     10,483     11,633     11,441      9,549      9,873
Professional Fees                        2,325        1,433      2,681      1,767      3,840      2,719      1,709      2,468
Advertising                              1,045        3,627      4,329        290      4,524        840      2,230      2,813
Resident Retention                          78          916         14        469        141        163        815        417
Locator Fees                             4,902        4,410      4,090      3,745      5,395      3,986     15,725     15,665
Furniture Rental                             0            0          0          0          0          0          0          0
Other Expense                            1,506        1,851      1,403      2,566      2,087      2,576      2,955      5,369
Office Repair & Supplies                20,680        1,367      1,413      1,785        826        670      3,386      3,025
                                        --------------------------------------------------------------------------------------------
TOTAL SALES & GENERAL                   17,714       20,932     21,444     27,105     28,445     22,394     36,351     39,630


                                         Sep          Oct         Nov          Dec          Dec          Budget            Total
                                        Actual       Actual      Actual       Actual       Budget        + Actual         Budget
                                        ------       ------      ------       ------       ------        --------         ------

-INCOME-
GROSS RENTAL INCOME                     841,340      841,580      841,805      842,530      852,194      10,096,820      10,065,620
Model Apartment Cost                     (5,235)      (5,175)      (5,900)      (6,025)      (5,402)        (64,175)        (64,076)
Employee Apt Cost                       (10,437)     (11,307)     (11,003)     (11,172)     (10,269)       (128,170)       (122,142)
Discounted Rent                          (3,300)      (3,587)      (2,079)      (2,083)        (550)        (27,264)         (6,600)
Gratuitous Rent                               0            0            0            0            0               0               0
                                       ---------------------------------------------------------------------------------------------
TOTAL MODEL/FREE UNITS                  (18,972)     (20,049)     (18,982)     (19,280)     (16,221)       (219,609)       (192,818)

Vacancy                                 (17,169)     (15,343)     (14,579)     (19,782)     (38,912)       (621,345)       (407,976)

Late Charge/Nsf                           1,385        1,055        1,640        1,240        1,430          15,184          17,646
Other Income                              4,873        2,176        4,235        2,117        3,040          38,842          35,440
Deposits Forfeited                        4,186        4,048        3,406        2,383        1,750          37,919          26,850
Laundry Commissions                      10,725        7,584        7,738        9,896        7,700          96,898          94,000
Vending Commissions                         800            0          360          240          350           2,155           4,200
                                       ---------------------------------------------------------------------------------------------
TOTAL MISC. INCOME                       21,969       14,863       17,378       15,877       14,270         190,999         178,030

TOTAL INCOME                            827,168      821,051      825,622      819,345      811,331       9,446,865       9,642,862
-EXPENSES-
Manager Salary                           24,284       24,234       39,370       31,762       24,485         312,659         311,689
Leasing Salary                            6,496        5,775        9,193        9,263        6,223          79,456          79,246
Maintenance Salary                       17,849       17,866       25,429       24,374       20,661         246,994         263,825
Maid/Porter Salary                       22,210       15,220       22,546       22,224       13,500         218,995         167,002
Insurance - Benefits                     13,577       11,719       12,927       12,645       12,078         151,169         148,948
Taxes - Payroll                           5,907        5,096        7,821        6,517        7,233          78,959          91,626
                                        --------------------------------------------------------------------------------------------
TOTAL PAYROLL                            90,324       79,910      117,287      106,784       84,180       1,088,232       1,062,336
TAXES - OTHER                                 0            0            0            0            0           1,468               0
TAXES - AD VALOREM                       76,835       76,835       76,835       37,907       78,744         881,882         944,928
HOMEOWNERS FEE                                0            0            0            0            0               0               0
INSURANCE - GL, FIRE & EC                25,040       25,040       25,040       25,040       38,238         345,988         451,572

Electrical - Apts                             0            0            0            0            0               0               0
Electrical - Buildings                   81,297       79,393       75,715       69,344       76,574         932,172         901,393
Natural Gas Service                      10,904       12,266       17,267       28,639       32,978         276,670         281,292
Telephone Service                         1,724        1,328        1,916        1,675        1,735          21,867          20,990
Water Service                            43,763       31,800       37,985       39,057       43,986         473,552         622,945
Trash Removal                             3,236        3,310        3,310        3,310        3,310          37,761          38,100
                                        --------------------------------------------------------------------------------------------
TOTAL UTILITIES                         140,923      127,898      130,194      142,025      158,583       1,742,012       1,764,720

Security Expense                          9,920        9,943       10,513        9,730        6,780         119,105          68,890
Professional Fees                         1,965        1,809        3,407        1,304        2,180          27,427          27,960
Advertising                               2,501        2,063        1,780        2,571        1,700          28,618          21,100
Resident Retention                          627          744          985          641        1,110           6,909          13,540
Locator Fees                             21,135       19,213        3,855        5,890        3,845         107,809          68,231
Furniture Rental                              0            0            0            0            0               0               0
Other Expense                             2,033        3,787        2,623        4,831        3,000          33,587          35,100
Office Repair & Supplies                  1,539        2,312        3,041        2,877        1,600          24,902          20,200
                                        --------------------------------------------------------------------------------------------
TOTAL SALES & GENERAL                    39,718       39,870       26,210       27,545       19,215         347,357         253,021

REVIEW OF OPERATIONS                                                                                             FARB REALTY COMPANY
                                                                                                 03:08 PM                   07/09/97

------------------------------------------------------------------------------------------------------------------------------------
NOB HILL SUMMARY (952)                                                                                          #UNITS         1,328
DECEMBER 31,1995                                                                                               SQ.FT.      1.188.002
------------------------------------------------------------------------------------------------------------------------------------
                                         Jan        Feb         Mar         Apr         May         Jun         Jul          Aug
                                       Actual      Actual      Actual      Actual      Actual      Actual      Actual       Actual
                                       ------      ------      ------      ------      ------      ------      ------       ------
-INCOME-
Gross Rental Income                    812,775     812,334     811,669     811,948     812,661     811,959     811,499     816,535
Model/Free Units                       (18,371)    (17,992)    (18,985)    (17,531)    (17,579)    (18,035)   (l6,202)     (15,140)
Vacancy                                (55,784)    (58,182)    (43,261)    (43,147)    (30,935)    (30,038)    (19,682)    (27,688)
Misc. Income                            12,171      17,889       9,138      16,655      15,981      15,132      15,149      16,125
                                       ---------------------------------------------------------------------------------------------
TOTAL INCOME                           750,791     756,048     758,56l     767,923     780,128     779,018     790,764     789,832

-EXPENSES-
Payroll                                 81,974      81,373      80,181      79,910      80,109      91,422      73,216      74,759
Taxes-Ad Valorem                        77,228      75,759      75,750      75,759      75,759      75,759      75,759      75,759
Insurance                               32,6l1      32,611      32,811      32,611      36,417      36,417      36,417      36,417
Utilities                              140,086     159,765     151,866     121,951     147,896     152,857     142,538     147,835
Sales & General                         21,236      18,884      30,562      28,570      30,117      23,762      24,638      28,329
Maintenance                             55,347      64,038      75,956      71,034      67,537      78,900      70,004      80,262
                                        ------      ------      ------      ------      ------      ------      ------      ------
Sub-Total                              408,483     432,430     446,935     409,834     437,835     459,118     422,572     443,363
Management Fee                          30,032      30,242      30,343      30,716      31,205      31,161      31,632      31,593
                                        ------      ------      ------      ------      ------      ------      ------      ------
TOTAL EXPENSES                         438,515     462,672     477,278     440,550     469,040     490,279     454,204     474,956

NET OPERATING INCOME                   312,276     293,376     281,284     327,373     311,088     288,739      336,559     314,876

Replacement Costs                       37,875      27,114      51,610      27,940      72,445      46,845      44,132      28,927

CASH FLOW (before Debt Service)        274,401     266,262     229,673     299,432     238,643     241,894     292,428     285,949

Mortgage Interest Payments             272,088     249,109     276,601     268,417     274,163     268,001     277,691     277,012
Loan Draws From GECC                   (33,146)    (69,244)    (76,131)          0     (60,527)    (30,052)          0     (17,111)
Renovation                              21,668      16,258       5,410           0           0       8,555       8,556       8,555

                                       ---------------------------------------------------------------------------------------------
NET CASH FLOW                           13,794      70,139      23,793      31,015      25,007      (4,610)      6,182      17,493
                                       ---------------------------------------------------------------------------------------------

VACANCY LOSS %                            6.86%       8.92%       6.33%       5.31%       3.81%       3.70%       2.43%       3.39%
MANAGEMENT APARTMENTS %                   2.16%       2.12%       2.27%       2.09%       2.12%       2.12%       1.94%       1.81%
ECONOMIC OCCUPANCY %                     90.88%      90.87%      92.33%      92.53%      94.03%      94.08%      95.58%      94.75%
DIRECT EXPENSES %                        50.26%      63.23%      55.06%      50.48%      53.88%      56.54%      52.07%      54.30%
MANAGEMENT FEE EXPENSE %                  4.00%       4.OO%       4.00%       4.00%       4.00%       4.00%       4.00%       4.00%
CAPITAL EXPENDITURES %                    4.66%       3.34%       0.36%       3.44%       8.91%       5.77%       6.44%       3.54%
RENT INFLATION %                                     -0.05%      -0.08%       0.03%       0.09%      -0.09%      -0.06%       0.62%
GROSS RENTS PER SQ. FT.                  0.684       0.684       0.683       0.683       0.684       0.683       0.683       0.887
EFF. GROSS INC. PER SQ. FT.              O.632        O.63       0.639       0.648       0.657       0.656       0.666       O.665
DIRECT EXP'S PER SQ. FT.                  4.13        4.37        4.51        4.14        4.42        4.64        4.27        4.48
AVERAGE RENT PER UNIT                      613         613         612         612         613         612         612         616

                                                 Sep         Oct         Nov        Dec          Dec        Budget         Total
                                                Actual      Actual      Actual -   Actual       Budget     + Actual        Budget
                                                ------      ------      --------   ------       ------     --------        ------
-INCOME-
Gross Rental Income                            822,340     825,810     828,255     830,517     846,957     9,808,304     9,948,991
Model/Free Units                               (15,763)    (17,085)    (17,278)    (16,555)    (18,984)     (206,516)     (225,294)
Vacancy                                        (26,758)    (33,049)    (37,934)    (51,517)    (50,588)     (455,973)     (535,713)
Misc. Income                                    21,458      14,617      12,242      15,154      13,191       181,611       152,420
                                               -------------------------------------------------------------------------------------
TOTAL INCOME                                   801,277     790,199     785,286     777,599     790,576     9,327,425     9,338,404

-EXPENSES-
Payroll                                         83,080      82,070      78,668     124,792     113,049     1,011,555     1,001,584
Taxes-Ad Valorem                                75,759      75,759      75,759      39,834      80,428       874,652       965,136
Insurance                                       36,417      36,417      36,417      36,417      33,238       421,780       394,204
Utilities                                      120,998     131,253     129,953     129,616     171,194     1,676,613     1,860,103
Sales & General                                 27,697      20,526      13,362      19,117      16,177       286,800       231,416
Maintenance                                     64,033      56,695      54,069      43,042      48,913       780,917       665,289
                                                ------       -----      ------      ------      ------       -------        ------
Sub-Total                                      407,983     402,719     388,227     392,818     462,999     5,052,317     5,123,732
Management Fee                                  32,051      31,608      31,412      31,118      31,623       373,113       373,538
                                                ------      ------      ------      ------     -------       -------       -------
TOTAL EXPENSES                                 440,034     434,327     419,639     423,936     494,622     5,425,430     6,497,270

                                               -------------------------------------------------------------------------------------
NET OPERATING INCOME                           361,243     355,872     365,647     353,663     295,954     3,901,995     3,841,134

Replacement Costs                               64,577      37,122      50,609      27,486      18,422       516,583       444,339

CASH FLOW (before Debt Service)                296,665     318,750     315,138     326,177     277,532     3,385,411     3,396,795

Mortgage Interest Payments                     267,793     277,301     268,662     277,845     279,676     3,254,681     3,294,052
Loan Draws From GECC                                 0     (13,957)          0           0           0      (300,168)            0
Renovation                                       5,402           0           0           0           0        74,402             0

                                               -------------------------------------------------------------------------------------
NET CASH FLOW                                   23,471      55,406      40,476      48,331      (2,144)      356,490       102,743
                                               -------------------------------------------------------------------------------------

VACANCY LOSS %                                    3.25%       4.00%       4.58%       6.20%       6.97%         4.65%         5.39%
MANAGEMENT APARTMENTS %                           1.86%       1.96%       2.00%       1.95%       2.17%         2.03%         2.19%
ECONOMIC OCCUPANCY %                             94.83%      93.33%      93.33%      91.80%      91.79%        93.25%        92.35%
DIRECT EXPENSES %                                49.61%      48.77%      48.87%      47.30%      54.67%         5.51%        51.51%
MANAGEMENT FEE EXPENSE %                          4.00%       4.00%       4.00%       4.00%       4.00%         4.00%         4.00%
CAPITAL EXPENDITURES %                            7.85%       4.50%       6.10%       3.31%       2.18%         6.27%         4.47%
RENT INFLATION %                                 -0.06%       0.62%       0.71%       0.42%       0.30%         0.27%         1.98%
GROSS RENTS PER SQ. FT.                          O.692       0.695       0.697       0.699       0.713         0.688         0.098
EFF. GROSS INC. PER SQ. FT.                      0.674       0.665       0.661       0.655       0.665         0.854         0.655
DIRECT EXP'S PER SQ. FT.                          4.12        4.07        3.92        3.97        4.68          4.25          4.31
AVERAGE RENT PER UNIT                              620         623         625         626         639           6l6           625

DETAIL OPERATING STATEMENT                                                                                      FARB REALTY COMPANY
                                                                                                           03:08 PM        07/09/97
------------------------------------------------------------------------------------------------------------------------------------
NOB HILL SUMMARY (952)                                                                                            #UNITS      1,326
DECEMBER 31, 1995                                                                                                  SQ.FT. 1,188,002
------------------------------------------------------------------------------------------------------------------------------------
                                          Jan        Feb         Mar          Apr        May         Jun         Jul         Aug
                                         Actual     Actual      Actual       Actual     Actual      Actual      Actual      Actual
                                         ------     ------      ------       ------     ------      ------      ------      ------

-INCOME-

GROSS RENTAL INCOME                     812,775     812,334     811,669     811,946     812,661     811,959     811,499     816,535

Model Apartment Cost                     (5,035)     (5,035)     (5,035)     (5,010)     (5,295)     (5,035)     (5,035)     (5,135)
Employee Apt Cost                       (12,532)    (12,226)    (13,355)    (11,965)    (11,965)    (12,186)    (10,725)     (9,605)
Discounted Rent                            (804)       (731)       (595)       (556)       (319)       (815)       (442)       (400)
Gratuitous Rent                               0           0           0           0           0           0           0           0
                                       --------------------------------------------------------------------------------------------
TOTAL MODEL/FREE UNITS                  (18,371)    (17,992)    (18,985)    (17,531)    (17,579)    (18,035)    (l6,202)    (15,140)

Vacancy                                 (55,784)    (56,182)    (43,261)    (43,147)    (30,935)    (30,038)    (19,682)    (27,688)

Late Charge/Nsf                           1,735       1,376       1,385       1,463       1,045       1,566       1,660       1,899
Other Income                              2,530       2,669       2,198       2,822       2,795       3,600       2,715       3,062
Deposits Forfeited                        1,759       1,931         995       3,083       1,995       2,414       2,786       2,530
Laundry Commissions                       6,116      11,913       4,007       8,973       9,715       7,533       7,604       8,249
Vending Commissions                          30           0         553         314         432          19         385         385
                                       --------------------------------------------------------------------------------------------
TOTAL MISC. INCOME                       12,171      17,889       9,138      16,655      15,98l      15,132      15,149      16,125

TOTAL INCOME                            750,791     756,048     758,561     767,923     780,128     779,018     790,764     789,832

-EXPENSES-
Manager Salary                           24,158      23,578      23,114      23,264      23,456      33,511      20,863      22,044
Leasing Salary                            6,193       5,080       5,158       5,478       5,378       7,729       5,553       5,543
Maintenance Salary                       18,951      18,374      18,501      19,775      20,004      30,874      19,748      20,378
Maid/Porter Salary                       12,907      12,907      12,513      11,875      12,249      18,038      12,098      12,223
Insurance - Benefits                     13,189      15,101      14,417      13,437      13,316      (6,645)     10,040       9,527
Taxes - Payroll                           6,576       6,333       6,479       6,082       5,706       7,915       4,914       5,044
                                       --------------------------------------------------------------------------------------------
TOTAL PAYROLL                            81,974      81,373      80,181      79,910      80,109      91,422      73,216      74,759

TAXES - OTHER                             1,469           0           0           0           0           0           0           0
TAXES - AD VALOREM                       75,759      75,759      75,759      75,759      75,759      75,759      75,759      75,759
HOMEOWNERS FEE                                0           0           0           0           0           0           0           0
INSURANCE - GL, FIRE & EC                32,6l1      32,611      32,611      32,6l1      36,417      36,417      36,417      36,417

Electrical - Apts                             0           0           0           0           0           0           0           0
Electrical - Buildings                   69,640      69,086      68,614      43,559      73,973      83,920      80,955      87,267
Natural Gas Service                      30,036      42,667      35,512      29,160      29,442      16,223      11,327      11,023
Telephone Service                           635       2,114       3,176       1,238       1,739       1,708       1,305       2,626
Water Service                            39,775      40,494      41,862      45,291      40,039      48,303      46,249      44,067
Trash Removal                                 0       5,405       2,702       2,702       2,702       2,702       2,702       2,852
                                       --------------------------------------------------------------------------------------------
TOTAL UTILITIES                         140,086     159,765     151,866     121,951     147,896     152,857     142,538     147,835

Security Expense                          4,519       4,506       4,879       5,014       5,814       5,184       5,401       4,956
Professional Fees                           569       2,956       3,117       8,710       2,384       4,981       2,232       2,076
Advertising                               1,719       1,414       1,531       2,117       3,655       1,226       2,079       4,183
Resident Retention                        1,395          30       2,288         (64)       (263)        468         115          71
Locator Fees                              8,431       5,06l      14,991       9,055       8,805       8,095       9,225      12,350
Furniture Rental                              0           0           0           0           0           0           0           0
Other Expense                             2,970       3,030       1,607       2,521       8,222       2,598       2,834       3,476
Office Repair & Supplies                  1,631       1,886       2,147       1,216       1,501       1,211       2,752       1,217
                                       --------------------------------------------------------------------------------------------
TOTAL SALES & GENERAL                    21,238      18,884      30,582      28,570      30,117      23,762      24,638      28,329

                                            Sep          Oct          Nov          Dec          Dec          Budget         Total
                                           Actual       Actual       Actual       Actual       Budget      + Actual         Budget
                                           ------       ------       ------       ------       ------      --------         ------

-INCOME-

GROSS RENTAL INCOME                       822,340      825,816      828,255      830,517      846,957      9,808,304      9,946,991

Model Apartment Cost                       (5,240)      (5,240)      (5,240)      (5,270)      (4,812)       (61,605)       (56,968)
Employee Apt Cost                         (10,070)     (10,955)     (11,343)     (10,940)     (13,545)      (137,866)      (160,515)
Discounted Rent                              (453)        (890)        (695)        (345)        (450)        (7,045)        (5,715)
Gratuitous Rent                                 0            0            0            0         (177)             0         (2,096)
                                       --------------------------------------------------------------------------------------------
TOTAL MODEL/FREE UNITS                    (15,763)     (17,085)     (17,278)     (16,555)     (18,984)      (206,516)      (225,294)

Vacancy                                   (26,758)     (33,049)     (37,934)     (51,517)     (50,588)      (455,973)      (535,713)

Late Charge/Nsf                             2,069        1,479        1,405        1,985        1,160         19,066         12,795
Other Income                                3,393        2,795        1,500        1,223        3,783         31,302         33,449
Deposits Forfeited                          5,374        3,005        4,131        2,515        1,550         32,519         25,800
Laundry Commissions                        10,237        7,238        4,891        8,871        6,698         95,345         80,376
Vending Commissions                           385            0          315          560            0          3,378              0
                                       --------------------------------------------------------------------------------------------
TOTAL MISC. INCOME                         21,458       14,517       12,242       15,154       13,191        181,611        152,420

TOTAL INCOME                              801,277      790,199      785,286      777,599      790,576      9,327,425      9,338,404

-EXPENSES-
Manager Salary                             25,579       24,632       22,076       37,441       35,677        303,716        307,833
Leasing Salary                              6,053        5,528        5,528        8,524        7,649         71,747         70,988
Maintenance Salary                         19,808       20,467       20,045       33,087       27,445        260,012        237,111
Maid/Porter Salary                         12,313       12,298       12,271       20,583       17,121        162,275        147,445
Insurance - Benefits                       12,300       12,138       12,178       15,146       15,840        134,144        157,288
Taxes - Payroll                             7,026        7,006        6,569       10,011        9,317         79,660         80,921
                                       --------------------------------------------------------------------------------------------
TOTAL PAYROLL                              83,080       82,070       78,668      124,792      113,049      1,011,555      1,001,584

TAXES - OTHER                                   0            0            0            0            0          1,469              0
TAXES - AD VALOREM                         75,759       75,759       75,759       39,834       80,428        873,183        965,130
HOMEOWNERS FEE                                  0            0            0            0            0              0              0
INSURANCE - GL, FIRE & EC                  36,417       36,417       36,417       36,417       33,238        421,780        394,204

Electrical - Apts                               0            0            0            0            0              0              0
Electrical - Buildings                     60,912       71,870       67,457       57,901       81,450        835,155        982,431
Natural Gas Service                        11,446       11,040       17,250       30,539       39,013        275,666        288,753
Telephone Service                           1,483        1,122        2,014        1,465        1,540         20,624         18,480
Water Service                              44,342       44,518       40,529       37,009       46,379        512,477        643,770
Trash Removal                               2,815        2,702        2,702        2,702        2,812         32,691         32,669
                                       --------------------------------------------------------------------------------------------
TOTAL UTILITIES                           120,998      131,253      129,953      129,616      171,194      1,676,013      1,866,103

Security Expense                            5,366        4,668        4,995        5,261        4,750         60,564         57,000
Professional Fees                           3,785        2,022          895        1,882          915         35,811         11,160
Advertising                                 1,442        1,460        1,601        3,354        1,550         25,782         24,440
Resident Retention                              0        1,161          110          188          990          5,499         11,889
Locator Fees                               13,070        5,850        1,150        4,965        3,489        101,049         69,719
Furniture Rental                                0            0            0            0            0              0              0
Other Expense                               3,028        2,752        2,470        1,864        2,833         37,372         35,858
Office Repair & Supplies                    1,005        2,612        2,141        1,603        1,650         20,923         20,750
                                       --------------------------------------------------------------------------------------------
TOTAL SALES & GENERAL                      27,697       20,526       13,362       19,117       16,177        286,800        231,416

DETAIL OPERATING STATEMENT                                                                                       FARB REALTY COMPANY
                                                                                              03:08 PM                      07/09/97
-----------------------------------------------------------------------------------------------------------------------------------
NOB HILL SUMMARY (952)                                                                                        #UNITS           1,326
DECEMBER 31,1995                                                                                               SQ.FT.      1,188,002
-----------------------------------------------------------------------------------------------------------------------------------
                                              Jan         Feb         Mar        Apr        May         Jun        Jul         Aug
                                             Actual      Actual      Actual     Actual     Actual      Actual     Actual      Actual
                                             ------      ------      ------     ------     ------      ------     ------      ------

Exterminating                                   994       1,694       1,533      1,585      1,433       1,573      1,591      2,903
Cleaning Supplies                               649         749         717        850        954         786        969      1,231
Repairs And Supplies                          2,476       2,555       2,638      1,592      1,239       2,822      2,216      2,098
Air Conditioner Maintenance                   8,221       6,660       6,448      9,606      8,742       7,809     10,170     10,423
Appliance Maintenance                           449         983         671        318        515         382        461        205
Building Maintenance                          7,619       7,050       9,037      8,114      5,633       4,695      5,331      6,110
Carpet Maintenance                            1,091       1,419       1,166      1,087        763       1,204      1,347      1,194
Window Treatments-Repairs                         0         314        (314)        38          0           0          0         14
Electrical Maintenance                        6,331       6,357       6,287      6,769      4,369       6,253      6,735      4,636
Painting Contract                             8,317       9,144      18,937      9,289      9,070      14,501      7,392     21,159
Site Maintenance                              1,224       1,666         260      1,300      1,700         642      1,752        345
Painting Material                               909        (472)        273        524         35         596        290        349
Pool Maintenance                                256         367         309        671        490         643      1,853        646
Plumbing Maintenance                          7,827      12,882      14,405     15,532     13,097      17,298     16,395      8,213
Roof And Gutter Maintenance                     812         889       1,227        826        708         989        614        276
Fire/Freeze/Flood - Minor                         0           0           0          0          0           0          0          0
Landscaping                                   8,172      11,782      12,363     12,934     18,790      18,706     12,886     20,463
                                        -------------------------------------------------------------------------------------------
TOTAL MAINTENANCE                            55,347      64,038      75,956     71,034     67,537      78,900     70,004     80,262

MANAGEMENT FEE                               30,032      30,242      30,343     30,716     31,205      31,161     31,632     31,593

TOTAL EXPENSES                              438,515     462,672     477,278    440,550    469,040     490,279    454,204    474,956

NET OPERATING INCOME                        312,276     293,376     281,284    327,373    311,088     288,739    336,559    314,876

Repl. Cost-Air Conditioner                      460       2,790           0      1,905     33,701      11,160      3,179      2,853
Repl. Cost-Appliances                         6,119       7,335       6,255      6,457      4,985       6,662      4,583      5,480
Repl. Cost-Bldgs-Other                            0           0         858          0          0           0          0        125
Repl. Cost-Buildings                              0       3,500           0          0      3,500           0      2,185          0
Repl. Cost-Carpet/Tile                       24,507      12,933      26,766     16,339     25,973      13,681     23,248     13,131
Repl. Cost-Mini-Blinds                          754         556       1,574        990      1,217         653        219      1,302
Repl. Cost-Electrical                             0           0           0          0          0       1,307      1,318      1,767
Repl. Cost-Painting                               0           0           0          0          0           0          0          0
Repl. Cost-Site                               1,750           0           0      2,250          0           0        850          0
Repl. Cost-Pools                                  0           0      14,745          0          0      11,709        865          0
Repl. Cost-Plumbing                             898           0           0          0      2,244           0          0          0
Repl. Cost-Roof/Gutter                        3,386           0           0          0        825           0      4,350          0
Fire/Freeze/Flood-Major                           0           0           0          0          0           0          0          0
Acquired Assets                                   0           0       1,413          0          0       1,674      3,334      4,268
                                        -------------------------------------------------------------------------------------------
TOTAL REPLACEMENT COSTS                      37,875      27,114      51,610     27,940     72,445      46,845     44,132     28,927

CASH FLOW (before
Debt Service)                               274,401     266,262     229,673    299,432    238,643     241,894    292,428    285,949

Mortgage Interest Payments                  272,088     249,109     276,601    268,417    274,163    268,001    277,691    277,012
Loan Draws From Gecc                        (33,146)    (69,244)    (76,131)         0    (60,527)   (30,052)         0    (17,111)
Renovation                                   21,666      16,258       5,410          0          0      8,555      8,555      8,555

                                        -------------------------------------------------------------------------------------------
NET CASH FLOW                                13,794      70,139      23,793     31,015     25,007     (4,610)     6,182     17,493
                                        -------------------------------------------------------------------------------------------

                                             Sep          Oct          Nov        Dec           Dec           Budget           Total
                                            Actual       Actual       Actual     Actual        Budget        + Actual         Budget
                                            ------       ------       ------     ------        ------        --------         ------

Exterminating                                1,553          895        1,454       1,393        1,446          18,601         19,761
Cleaning Supplies                              810          867          796         751          830          10,129         10,585
Repairs And Supplies                         3,247        2,692          965         579        1,608          25,118         19,996
Air Conditioner Maintenance                 12,131        6,613        8,997       3,714        6,875          99,533         73,650
Appliance Maintenance                          322          604        1,021         667          600           6,600          7,925
Building Maintenance                         4,502        6,087        4,487       4,027        3,615          72,692         46,730
Carpet Maintenance                           1,304        1,222          940         594        1,535          13,331         21,070
Window Treatments-Repairs                        0            7           29           0          500              87          6,775
Electrical Maintenance                       3,945        2,999        2,024       2,185        3,525          58,888         50,525
Painting Contract                           11,462       11,557       10,913       5,942        7,840         137,683        107,270
Site Maintenance                               756        1,704        1,557         226        2,100          13,134         32,750
Painting Material                              193           51          204         185          415           3,136          5,155
Pool Maintenance                               648          502        2,440         230          535           9,053          7,370
Plumbing Maintenance                         8,017        6,194        7,918      10,256        5,400         138,035         70,020
Roof And Gutter Maintenance                    990          110          220         400          625           8,059          8,300
Fire/Freeze/Flood - Minor                        0            0            0           0            0               0              0
Landscaping                                 14,155       14,591       10,104      11,894       12,464         166,840        177,407
                                        -------------------------------------------------------------------------------------------
TOTAL MAINTENANCE                           64,033       56,695       54,069      43,042       48,913         780,917        665,289

MANAGEMENT FEE                              32,051       31,608       31,412      31,118       31,623         373,113        373,538

TOTAL EXPENSES                             440,034      434,327      419,639     423,936      494,622       5,425,430      5,497,270

NET OPERATING INCOME                       361,243      355,872      365,647     353,663      295,954       3,901,995      3,841,134

Repl. Cost-Air Conditioner                  22,701        3,054       15,781       7,588            0         105,172         60,000
Repl. Cost-Appliances                        6,026        5,825        5,674       4,130        6,450          69,531         79,164
Repl. Cost-Bldgs-Other                           0            0            0           0            0             983              0
Repl. Cost-Buildings                             0         (280)         300       3,675            0          12,880         14,900
Repl. Cost-Carpet/Tile                      31,514       19,421       22,309       9,874       11,172         239,695        164,088
Repl. Cost-Mini-Blinds                         910          482          905         364            0           9,926              0
Repl. Cost-Electrical                        2,226        2,393          935         786            0          10,733              0
Repl. Cost-Painting                              0            0            0           0            0               0              0
Repl. Cost-Site                              1,200            0            0           0            0           6,050         28,975
Repl. Cost-Pools                                 0            0          931           0            0          28,250         26,479
Repl. Cost-Plumbing                              0          950          589         795          800           5,476         13,600
Repl. Cost-Roof/Gutter                           0            0            0         275            0           8,836         40,700
Fire/Freeze/Flood-Major                          0            0            0           0            0               0              0
Acquired Assets                                  0        5,278        3,085           0            0          19,052         l6,433
                                        -------------------------------------------------------------------------------------------
TOTAL REPLACEMENT COSTS                     64,577       37,122       50,509      27,486       18,422         516,583        444,339

CASH FLOW (before
Debt Service)                              296,665      318,750      315,138     326,177      277,532       3,385,411      3,396,795


Mortgage Interest Payments                 267,793      277,301      268,662     277,845      279,676       3,254,681      3,294,052
Loan Draws From Gecc                             0      (13,957)           0           0            0        (300,168)             0
Renovation                                   5,402            0            0           0            0          74,402              0

                                        -------------------------------------------------------------------------------------------
NET CASH FLOW                               23,471       55,406       46,476      48,331       (2,144)        356,496        102,743
                                        -------------------------------------------------------------------------------------------

NOB HILL SUMMARY             (952)                                                                    UNITS            1326
DECEMBER 31, 1994                                                                                     SQ.FT.        1188002

                                       JAN       FEB        MAR        APR        MAY        JUN        JUL         AUG
DESCRIPTION                           ACTUAL    ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL      ACTUAL
---------------------------------     ------    ------     ------     ------     ------     ------     ------      ------

Gross Rental Income                  795,045    797,580    798,595    801,510    803,695    805,845    808,130    810,260
Model/Free Units                     (23,835)   (22,048)   (25,396)   (24,319)   (23,164)   (23,177)   (23,390)   (23,174)
Vacancy                              (35,104)   (43,847)   (44,337)   (49,086)   (59,097)   (64,870)   (64,126)   (62,302)
Misc. Income                          12,264      8,030     13,323     10,085      8,389      9,116     10,465     10,650
                                   ------------------------------------------------------------------------------------------------
TOTAL INCOME                         748,370    739,715    742,186    738,191    729,823    726,913    731,080    735,434

Payroll                               71,372     76,935     77,013    101,364     78,769    100,888     60,604     83,618
Taxes-Ad Valorem                      35,026    109,784     74,210     74,210     74,210     74,210     74,210     74,210
Insurance                             30,222     30,222     30,222     30,222     29,559     29,559     29,559     29,559
Utilities                            157,626    l6l,265    155,993    152,630    147,944    148,759    155,325    152,064
Sales & General                       13,742     18,043     15,221     15,374     15,606      4,865     15,386     17,505
Maintenance                           33,462     38,301     49,624     47,260     43,237     45,508     50,962     67,600
Replacement Costs                     30,595     30,638     32,113     38,220    167,320    134,362     61,447     80,806
Management Fee                        29,935     29,588     29,688     29,529     29,193     29,077     20,243     29,417
                                   ------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES             401,980    494,776    464,084    488,809    585,837    567,228    476,637    534,780

NET OPERATING INCOME (LOSS)          346,390    244,939    278,102    249,382    143,986    159,685    254,443    200,654

Mortgage Interest Payments           273,047    244,390    272,642    262,644    271,292    263,103    271,792    272,197
Loan Draws From Gecc                 (43,260)         0          0    (85,129)         0   (140,761)  (188,041)         0
Renovation                                 0          0          0          0          0          0          0          0
Cash Flow Payment                    229,630          0          0          0          0          0          0          0
                                   ------------------------------------------------------------------------------------------------

NET CASH INCOME (LOSS)              (113,028)       549      5,460     71,867   (127,307)    37,343    170,691    (71,543)

                                      SEP         OCT          NOV         DEC        BUDGET         1994           YTD
DESCRIPTION                          ACTUAL      ACTUAL       ACTUAL      ACTUAL      ACTUAL         BUDGET        ACTUAL
---------------------------------    ------      ------       ------      ------      ------         ------        ------

Gross Rental Income                 812,039     814,009      813,791     813,639     9,674,137     9,508,400     9,674,137
Model/Free Units                    (23,003)    (23,489)     (23,810)    (25,490)     (284,295)     (288,252)     (284,295)
Vacancy                             (61,817)    (64,681)     (61,896)    (58,710)     (669,873)     (470,278)     (669,873)
Misc. Income                         13,848       9,471        6,566      12,888       125,096       100,540       125,096
                                   ------------------------------------------------------------------------------------------------
TOTAL INCOME                        741,067     735,309      734,650     742,327     8,845,065     8,850,410     8,845,O64

Payroll                              87,771      80,187       80,869     119,169     1,018,461       973,168     1,018,461
Taxes-Ad Valorem                     74,210      74,210       74,210      51,370       864,070       885,672       864,070
Insurance                            32,611      32,611       33,682      32,611       370,639       370,735       370,639
Utilities                           157,792     143,195      138,158     153,193     1,823,943     1,803,309     1,823,943
Sales & General                      19,482      12,396       17,002      12,208       176,829       218,500       176,829
Maintenance                          51,903      69,821       56,734      62,814       617,226       576,198       617,226
Replacement Costs                    42,464      34,092       33,146      31,244       716,447       262,482       716,448
Management Fee                       29,643      29,413       29,385      29,671       353,782       354,012       353,782
                                   ------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES            495,876     475,924      463,185     492,280     5,941,397     5,444,076     5,941,397

NET OPERATING INCOME (LOSS)         245,191     259,384      271,465     250,047     2,903,668     3,406,334     2,903,667

Mortgage Interest Payments          265,288     273,614      265,784     275,984     3,211,779     3,279,066     3,211,779
Loan Draws From Gecc                (29,475)    (91,987)     (40,569)    (34,092)     (653,314)            0      (653,314)
Renovation                                0           0            0      21,666        21,666             0        21,666
Cash Flow Payment                         0           0            0           0       229,630             0       229,630
                                   ------------------------------------------------------------------------------------------------

NET CASH INCOME (LOSS)                9,377      77,757       46,250     (13,511)       93,907       127,268        93,906

NOB HILL SUMMARY             (952)                                                                   UNITS             1326
DECEMBER 31, 1994                                                                                    SQ.FT.         1188002

                                      JAN        FEB        MAR        APR        MAY        JUN        JUL        AUG
DESCRIPTION                          ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL     ACTUAL
--------------------------------     ------     ------     ------     ------     ------     ------     ------     ------

GROSS RENTAL INCOME                 795,045    797,580    798,505    801,510    803,695    805,845    808,130    810,260

Model Apartment Cost                 (4,265)    (4,265)    (4,265)    (4,245)    (4,245)    (4,245)    (4,245)    (4,319)
Manager Apt Cost                    (10,486)    (9,655)    (9,655)   (10,046)    (9,075)    (9,075)    (8,650)    (8,745)
Leasing Apt Cost                     (2,091)    (2,410)    (2,410)    (2,294)    (2,460)    (2,460)    (2,460)    (2,460)
Security Apt Cost                    (4,400)    (4,400)    (4,400)    (4,395)    (4,395)    (4,395)    (4,364)    (3,945)
Discounted Rent                        (215)      (110)    (1,118)      (680)      (330)      (343)    (1,012)    (1,047)
Gratuitous Rent                           0      1,170     (1,170)         0          0          0          0          0
Maintenance Apt Cost                 (2,378)    (2,378)    (2,378)    (2,659)    (2,659)    (2,659)    (2,659)    (2,659)

TOTAL MODEL/FREE UNITS              (23,835)   (22,048)   (25,396)   (24,319)   (23,164)   (23,177)   (23,390)   (23,174)

Vacancy                             (35,104)   (43,847)   (44,337)   (49,086)   (59,097)   (64,870)   (64,126)   (62,302)

TOTAL RENTAL INCOME                 736,106    731,685    728,862    728,105    721,434    717,797    720,614    724,784

Late/Nsf Charge                       1,045        680      1,330        750        680      1,141      1,079      1,360
Other Income                          2,490      1,740      3,724      1,990      1,901      1,693      3,343      2,235
Deposits Forfeited                    2,601      1,928      1,855      3,318      1,391      2,774      1,010      2,830
Laundry Commissions                   6,127      3,682      6,385      4,027      4,417      3,507      5,032      4,207
Vending Commissions                       0          0         29          0          0          0          0         18

TOTAL MISC INCOME                    12,264      8,030     13,323     10,085      8,389      9,116     10,465     10,650

TOTAL INCOME                        748,370    739,715    742,186    738,191    729,823    726,913    731,080    735,434

Manager Salary                        8,880      9,513     10,285     10,580      9,580     13,881     11,413      8,579
Leasing Salary                        5,232      6,000      4,900      4,900      4,900      6,202      4,855      4,191
Resident Manager Salary              10,244     11,122     11,230     12,536      8,222     12,326      8,715     12,758
Commissions And Bonuses               1,175      3,613      1,375      1,275      2,523      1,493      1,918      1,942
Maintenance Salary                   16,173     l6,552     16,890     27,503     21,917     25,054     17,329     20,017
Maid/Porter Salary                   11,802     11,732     11,888     17,334     11,740     16,066     12,251     13,270
Insurance - Benefits                 11,096     11,961     11,913     15,886     12,680     18,984     (2,279)    16,615
Taxes - Sales                             0          0          0          0          0          0          0          0
Taxes - Payroll                       6,770      6,442      8,532     11,350      7,208      7,883      6,303      6,245

TOTAL PAYROLL                        71,372     76,935     77,013    101,384     78,769    100,888     60,504     83,618

TAXES-OTHER                               0          0          0          0          0          0          0          0
TAXES-AD VALOREM                     35,026    109,784     74,210     74,210     74,210     74,210     74,210     74,210
HOMEOWNERS FEE                            0          0          0          0          0          0          0          0
INSURANCE-GL, FIRE & EC              30,222     30,222     30,222     30,222     29,559     29,559     29,559     29,559

Electrical - Apts                         0          0          0          0          0          0          0          0
Electrical - Buildings               72,568     68,944     74,672     73,478     76,745     85,590     91,017     89,831
Natural Gas Service                  39,208     45,306     38,628     28,945     24,376     12,661     10,977     11,053
Telephone Service                     1,100        646      2,051      1,134      1,211      1,172      1,520      1,759
Water Service                        41,790     43,509     38,454     46,371     42,909     48,734     49,109     46,719
Trash Removal                         2,960      2,960      2,188      2,702      2,702      2,702      2,702      2,702

TOTAL UTILITIES                     157,626    161,265    155,993    152,630    147,944    148,759    155,325    152,064

Security                                830        765       8116        727        712        174        258        277
Professional Fees                     2,950      2,616      4,049      6,115      2,453        689      1,053      1,317
Advertising                              64        112         49        373          0          0          0          0
Resident Retention                      651        567        572        602      1,075        215          0        851
Locator Fees                          3,247      4,427      3,132      1,580      4,270      1,425     12,315      7,880
Furniture Rental                          0          0          0          0          0          0          0          0
Other Expenses                        4,866      7,629      5,187      5,528      6,027      2,168        779      3,250
Office Repair & Supplies              1,133      1,927      1,416      1,448      1,068        203        981      3,930

TOTAL SALES & GENERAL                13,742     18,043     15,221     15,374     15,606      4,865     15,386     17,505

Exterminating                         1,387      1,501      1,554      1,752      1,551      1,546      1,748      1,436
Cleaning Supplies                       589        783        879        756        505        824        761        982
Repairs And Supplies                  1,139      2,540      1,998      1,521      1,109        942        686      2,012
Air Conditioner Maintenance           3,534      5,503      7,278      5,291      6,201      4,119      4,722      8,917
Appliance Maintenance                    57        505        348        857        612        669        225        860
Building Maintenance                    807      1,549      3,273      3,185      2,182      2,307      2,919     10,139
Carpet Maintenance                    1,694      1,541      1,233      1,279        661      1,672        986      2,903
Drapery Maintenance                      38          0          0          0          0          0          0        853

                                  SEP         OCT         NOV         DEC         BUDGET        1994           YTD
DESCRIPTION                      ACTUAL      ACTUAL      ACTUAL      ACTUAL       ACTUAL       BUDGET         ACTUAL
----------------------------     ------      ------      ------      ------       ------       ------         ------

GROSS RENTAL INCOME             812,039     814,009     813,791     813,639     9,674,137     9,508,400     9,674,137

Model Apartment Cost             (4,940)     (4,965)     (5,035)     (5,418)      (54,452)      (49,512)      (54,452)
Manager Apt Cost                 (8,269)     (8,655)     (8,020)     (9,945)     (110,276)     (116,880)     (110,276)
Leasing Apt Cost                 (2,460)     (2,460)     (2,460)     (2,460)      (28,885)      (29,028)      (28,885)
Security Apt Cost                (4,365)     (4,355)     (4,422)     (3,715)      (51,550)      (52,440)      (51,550)
Discounted Rent                    (310)       (395)     (1,214)     (1,292)       (8,066)       (7,200)       (8,066)
Gratuitous Rent                       0           0           0           0             0             0             0
Maintenance Apt Cost             (2,659)     (2,659)     (2,659)     (2,659)      (31,066)      (33,192)      (31,066)

TOTAL MODEL/FREE UNITS          (23,003)    (23,489)    (23,810)    (25,490)     (284,295)     (288,252)     (284,295)

Vacancy                         (6l,817)    (64,681)    (61,896)    (58,710)     (669,873)     (470,278)     (669,873)

TOTAL RENTAL INCOME             727,218     725,838     728,085     729,439     8,719,969     8,749,870     8,719,968

Late/Nsf Charge                   1,830       1,450       1,580       1,101        14,027        12,495        14,027
Other Income                      3,400       2,831       2,940       2,794        31,082        14,920        31,082
Deposits Forfeited                4,387       4,46l       2,900       2,091        31,546        20,630        31,546
Laundry Commissions               4,212         729        (869)      6,902        48,361        62,495        48,361
Vending Commissions                  19           0          14           0            80             0            80

TOTAL MISC INCOME                13,848       9,471       6,566      12,888       125,096       100,540       125,096

TOTAL INCOME                    741,067     735,309     734,650     742,327     8,845,065     8,850,410     8,845,064

Manager Salary                    9,996      13,647      11,832      20,951       139,137       147,080       139,137
Leasing Salary                    4,689       4,523       4,523       8,178        62,093        57,600        62,093
Resident Manager Salary          11,453      10,342      10,590      17,789       137,327       117,800       137,327
Commissions And Bonuses           2,638       1,925       2,038           0        21,913        51,800        21,913
Maintenance Salary               18,553      17,692      19,345      28,312       245,338       212,364       245,338
Maid/Porter Salary               11,703      13,090      13,515      19,545       163,935       167,898       163,935
Insurance - Benefits             22,879      13,277      13,547      16,352       162,911       143,360       162,911
Taxes - Sales                         0           0           0           0             0             0             0
Taxes - Payroll                   5,860       5,692       5,480       8,041        85,807        75,266        85,807

TOTAL PAYROLL                    87,771      80,187      80,869     119,169     1,018,461       973,168     1,018,461

TAXES-OTHER                           0           0           0           0             0             0             0
TAXES-AD VALOREM                 74,210      74,210      74,210      51,370       864,070       885,672       864,070
HOMEOWNERS FEE                        0           0           0           0             0             0             0
INSURANCE-GL, FIRE & EC          32,611      32,611      33,682      32,611       370,639       370,735       370,639

Electrical - Apts                     0           0           0           0             0             0             0
Electrical - Buildings           94,176      82,893      75,919      77,900       963,731       968,647       963,731
Natural Gas Service              13,295      12,395      18,948      27,805       283,497       292,222       283,497
Telephone Service                 3,382         229       1,294       1,764        17,162        15,125        17,162
Water Service                    44,237      44,976      39,789      42,527       527,125       492,615       527,125
Trash Removal                     2,702       2,702       2,207       3,198        32,428        34,700        32,428

TOTAL UTILITIES                 157,792     143,195     138,158     153,193     1,823,943     1,803,309     1,823,943

Security                            253         377         146         208         5,544        10,920         5,544
Professional Fees                   594         509         689           0        22,134        26,400        22,134
Advertising                         518         309       1,793         939         4,156        10,315         4,156
Resident Retention                1,328           0         827         270         6,959         9,240         6,959
Locator Fees                     10,330       5,310      10,240       4,675        68,731        62,400        68,731
Furniture Rental                      0           0           0           0             0             0             0
Other Expenses                    3,179       4,658       1,947       2,231        47,439        84,100        47,439
Office Repair & Supplies          3,181       1,233       1,360       3,985        21,866        15,125        21,866

TOTAL SALES & GENERAL            19,482      12,396      17,002      12,208       176,829       218,500       176,829

Exterminating                     1,377       1,374          15       1,800        17,042        19,970        17,042
Cleaning Supplies                   630       1,590       1,033         660         9,971        12,520         9,971
Repairs And Supplies              1,843       2,209       2,241       1,756        19,996        19,225        19,996
Air Conditioner Maintenance       3,570       6,898       4,046       6,767        66,837        75,000        66,837
Appliance Maintenance               143       1,053         376         770         6,476         8,760         6,476
Building Maintenance              4,050       7,414       5,130       4,598        47,533        34,500        47,533
Carpet Maintenance                1,777       2,252       1,206       1,012        18,216        22,650        18,216
Drapery Maintenance                 319         894         648         322         3,073         3,875         3,073

NOB HILL SUMMARY        (952)                                                                         UNITS                  1326
DECEMBER 31, 1994                                                                                     SQ.FT.              1188002

                                           JAN       FEB       MAR        APR         MAY         JUN         JUL         AUG
DESCRIPTION                              ACTUAL    ACTUAL    ACTUAL     ACTUAL      ACTUAL      ACTUAL      ACTUAL      ACTUAL
------------------------------------     ------    ------    ------     ------      ------      ------      ------      ------

Electrical Maintenance                     922      1,282     3,267      4,137       3,275       2,621       2,788       7,794
Painting Contract                        7,513      7,164    12,261      9,086       6,547       8,912      13,070      10,457
Site Maintenance                         1,218        857     1,313      1,312         400         736       1,245         544
Painting Material                          101        236       414        147         378          80         135         277
Pool Maintenance                           185        467       223        8l6         792         373         485         592
Plumbing Maintenance                     3,547      4,267     5,562      7,005       8,841       9,155       4,433       5,019
Roof And Gutter Maintenance                817        172        87        201         204         467         480         154
Fire/Freeze/Flood - Minor                    0          0         0          0           0           0           0           0
Landscaping                              9,935      9,935     9,935      9,935       9,978      11,084      16,279      14,682

TOTAL MAINTENANCE                       33,462     38,301    49,624     47,200      43,237      45,508      50,962      67,600

TOTAL DIRECT EXPENSES                  341,450    434,550   402,282    421,060     389,325     403,789     385,947     424,557

Replacement Cost - Air Cond              3,947      1,355       336      4,153       2,090       1,073      22,156      46,825
Replacement Cost - Appliances            4,473      5,105     7,149      4,853       4,478       2,680       2,622       7,114
Replacement Cost - Other                   029      2,409     2,278      3,213       2,087       2,278         500           0
Replacement Cost - Buildings                 0          0         0          0           0           0           0         501
Replacement Cost - Carpet/Tile           8,347     13,885    11,579     10,003      13,561      13,280       5,843      21,552
Replacement Cost - Draperies               852        413       843        566         789         741         359          38
Replacement Cost - Electrical              125        992     2,096      1,348         735       2,264           0         271
Replacement Cost - Painting                  0          0         0          0           0           0           0           0
Replacement Cost - Site                      0      4,131     1,920     13,565     138,041     111,344      29,475       4,505
Replacement Cost - Pools                     0          0         0          0       l,980           0           0           0
Replacement Cost - Plumbing              3,673      2,348     2,152          0       2,810           0           0           0
Replacement Cost - Roof/Gutter           8,550          0         0          0           0           0           0           0
Fire/Freeze/Flood - Major                    0          0         0          0           0           0           0           0
Acquired Assets                              0          0     3,762        519         750         704         493           0

TOTAL REPLACEMENT COSTS                 30,595     30,638    32,113     38,220     167,320     134,362      61,447      80,806

Management Fee                          29,935     29,588    29,688     29,529      29,193      29,077      29,243      29,417

TOTAL OPERATING EXPENSES               401,980    494,776   464,084    488,809     585,837     587,228     476,637     534,780

NET OPERATING INCOME (LOSS)            346,390    244,939   278,102    249,382     143,986     159,685     254,443     200,654

Mortgage Interest Payments             273,047    244,390   272,642    262,644     271,292     263,103     271,792     272,197
Loan Draws From Gecc                   (43,26O)         0         0    (85,129)          0    (140,761)   (188,041)          0
Renovation                                   0          0         0          0           0           0           0           0
Cash Flow Payment                      229,63O          0         0          0           0           0           0           0

NET CASH INCOME (LOSS)                (113,028)       549     5,480     71,867    (127,307)     37,343     170,691     (71,543)

Vacancy Loss %                            4.42%      5.50%     5.55%      6.12%       7.35%       8.05%       7.94%       7.89%
Management Apts %                         3.00%      2.76%     3.18%      3.03%       2.88%       2.88%       2.89%       2.86%
Economic Occupancy %                     92.59%     91.74%    91.27%     90.84%      89.76%      89.07%      89.17%      89.45%
Direct Expenses %                        42.95%     54.48%    50.37%     52.53%      48.44%      50.11%      47.76%      52.40%
Management Fee %                          4.00%      4.00%     4.00%      4.00%       4.00%       4.00%       4.00%       4.00%
Replacement Cost %                        3.85%      3.84%     4.02%      4.77%      20.82%      l6.67%       7.60%       9.97%
Authorized Rates/Sq Ft                   0.687      0.687     0.687      0.687       0.687       0.687       0.687       0.687
Gross Rents/Sq Ft                        O.669      0.671     0.672      0.675       0.677       0.678       0.680       0.682
Eff Gross Income/Sq Ft                   0.630      0.623     0.625      0.621       0.014       0.612       O.615       0.619
Direct Expenses/Sq Ft                     3.45       4.39      4.00       4.25        3.93        4.08        3.90        4.29
Average Rent/Unit                          600        601       602        604         606         608         609         611

                                                   SEP         OCT         NOV         DEC         BUDGET        1994         YTD
                                                 ACTUAL      ACTUAL      ACTUAL      ACTUAL        ACTUAL       BUDGET       ACTUAL

Electrical Maintenance                            4,850      10,580       5,602       5,650        52,768       30,275       52,768
Painting Contract                                11,284      11,041      11,139       8,871       117,344       95,400      117,344
Site Maintenance                                  1,798       1,974       2,432         496        14,326       18,620       14,326
Painting Material                                   312         235         198         116         2,629        7,500        2,629
Pool Maintenance                                    733       1,420         193         222         6,501        5,440        6,501
Plumbing Maintenance                              6,796       7,614       8,508      10,167        80,913       68,700       80,913
Roof And Gutter Maintenance                         229         659         753       1,923         6,145       10,950        6,145
Fire/Freeze/Flood - Minor                             0           0           0           0             0            0            0
Landscaping                                      12,192      12,613      13,212      17,695       147,456      142,813      147,456

TOTAL MAINTENANCE                                51,903      69,821      56,734      62,814       617,226      576,198      617,226

TOTAL DIRECT EXPENSES                           423,769     412,419     400,654     431,365     4,871,168    4,827,582    4,87l,l67

Replacement Cost - Air Cond                       6,118       8,947      10,472       1,856       109,326            0      109,326
Replacement Cost - Appliances                     7,544       4,486       3,082       6,026        59,611       93,869       59,611
Replacement Cost - Other                          2,015       2,450           0         185        18,044       15,680       18,044
Replacement Cost - Buildings                       (501)          0           0           0             0            0            0
Replacement Cost - Carpet/Tile                   20,642      16,721      15,129      22,948       173,489      151,386      173,489
Replacement Cost - Draperies                          0           0         281         230         5,110        1,547        5,110
Replacement Cost - Electrical                       650           0       1,151           0         9,631            0        9,631
Replacement Cost - Painting                           0           0           0           0             0            0            0
Replacement Cost - Site                           3,275           0         712           0       306,967            0      306,967
Replacement Cost - Pools                              0           0       1,680           0         3,660            0        3,660
Replacement Cost - Plumbing                       2,721       1,489           0           0        15,192            0       15,192
Replacement Cost - Roof/Gutter                        0           0         640           0         9,190            0        9,190
Fire/Freeze/Flood - Major                             0           0           0           0             0            0            0
Acquired Assets                                       0           0           0           0         6,227            0        6,227

TOTAL REPLACEMENT COSTS                          42,464      34,092      33,146      31,244       716,447      262,482      716,448

Management Fee                                   29,643      29,413      29,385      29,671       353,782      354,012      353,782

TOTAL OPERATING EXPENSES                        495,876     475,924     463,185     492,280     5,941,397    5,444,076    5,941,397

NET OPERATING INCOME (LOSS)                     245,191     259,384     271,465     250,047     2,903,668    3,406,334    2,903,667

Mortgage Interest Payments                      265,288     273,6l4     265,784     275,984     3,211,779    3,279,066    3,211,779
Loan Draws From Gecc                            (29,475)    (91,987)    (40,569)    (34,092)     (653,314)           0     (653,314)
Renovation                                            0           0           0      21,666        21,666            0       21,666
Cash Flow Payment                                     0           0           0           0       229,630            0      229,630

NET CASH INCOME (LOSS)                            9,377      77,757      46,250     (13,511)       93,907      127,268       93,906

Vacancy Loss %                                     7.61%       7.95%       7.6l%       7.22%         6.92%        4.95%        0.92%
Management Apts %                                  2.93%       2.89%       2.93%       3.13%         2.94%        3.03%        2.94%
Economic Occupancy %                              90.55%      89.17%      89.47%      89.65%        90.14%       92.02%       90.14%
Direct Expenses %                                 62.19%      6O.67%      49.23%      53.02%        50.35%       50.77%       50.35%
Management Fee %                                   4.00%       4.00%       4.00%       4.00%         4.00%        4.00%        4.00%
Replacement Cost %                                 5.23%       4.19%       4.07%       3.84%         7.41%        2.76%        7.41%
Authorized Rates/Sq Ft                            0.687       0.696       O.696       0.695
Gross Rents/Sq Ft                                 O.684       0.685       O.685       0.686         O.679        0.667        0.679
Eff Gross Income/Sq Ft                            0.624       0.619       0.618       o.625         O.62O        0.621        0.620
Direct Expenses/Sq Ft                              4.28        4.17        4.05        4.36          4.10         4.O6         4.10
Average Rent/Unit                                   612         614         614         614           608          598          608

                               QUALIFICATIONS OF
                               ROSS P. WELSHIMER
EXPERIENCE

11/90 - Present   Patrick O'Connor & Associates, Inc.
                  Associate Appraiser

10/88 - 11/90     Harris County Appraisal District
                  Residential Field Appraiser

11/86 -11/88      Downers Grove Township Appraisal Office
                  Assistant Chief Deputy Appraiser

10/85 - 11/86     Market Facts, Inc.
                  Product Testing Study Director

EDUCATION

Illinois State University, Normal, IL (1981 - 1985) Bachelor of Science degree. Marketing major. Business Administration minor.

Attended and successfully completed the following courses sponsored by:

The International Association of Assessing Officers (1987): Basic Appraisal Practices, Cost Approach to Value, Market Approach to Value, Income Approach to Value.

Illinois Department of Revenue (1987): Introduction to Residential and Rural Property Appraisal, Introduction to Commercial and Industrial Property Appraisal.

The Marshall and Swift Valuation Service (1987): Calculator Cost Method, Segregated Cost Method.

Texas State Property Tax Board (1989 - 1990): Texas Property Tax System, Introduction to Appraisal, Cost Approach to Value, Market Approach to Value, Income Approach to Value, Appraisal of Personal Property, Property Tax Law, Mass Appraisal Concepts.

The Appraisal Institute (1993 - Present): Standards of
Professional Appraisal Practice, Part A & B (Course 410 & 420)

PROFESSIONAL AFFILIATIONS

Candidate Member of the Appraisal Institute (1993 - Present)
State Certified General Real Estate Appraiser TX-1324328-G (1992 - Present) Candidate RPA Designation (through Texas SPTB) (inactive) (1989 - 1990) Certified Illinois Assessing Officer (Inactive) (1987 - 1988)

                               THE STATE OF TEXAS
                      [Graphic: seal of the State of Texas]

               TEXAS APPRAISER LICENSING AND CERTIFICATION BOARD

                                BE IT KNOWN THAT

                                ROSS P WELSHIMER

    HAVING PROVIDED SATISFACTORY EVIDENCE OF THE QUALIFICATIONS REQUIRED BY
             THE TEXAS APPRAISER LICENSING AND CERTIFICATION ACT,
                ARTICLE 6573a.2, VERNON'S TEXAS CIVIL STATUTES,
                         IS AUTHORIZED TO USE THE TITLE

                                STATE CERTIFIED
                         GENERAL REAL ESTATE APPRAISER

                              Number: TX-1324328-G

                        Date of Issue: December 30, 1996

                     Date of Expiration: December 31. 1998
                                                              In Witness Thereof

{Stamp/seal of Texas Appraiser
Licensing and Certification Board]

                                                      /s/ A.E. Nelson, Jr.
                                                   -----------------------------
                                                         A.E. Nelson, Jr., Chair

                                                      /s/ Renil C. Liner
                                                   ----------------------------
                                                    Renil C. Liner, Commissioner

A. E. Nelson Jr., Chair
  Leonel Garza, Jr.
Jacqueline G. Humphrey
                                Benjamin E. Barnett, Vice-Chair
                                         David Gloier
                                        Maria F. Teran
                                                      Debra S. Runyan, Secretary
                                                                  Vidal Gonzalez
                                                                  Cecil Wimberly

                               QUALIFICATIONS OF
                          W.F. ("BUDDY") TROTTER, JR.

EXPERIENCE:

9/93 - Present      Patrick O'Connor & Associates, Inc.

7/90- 9/93          Fox & Bubela, Inc., Houston, Texas
                    Commercial Real Estate Appraiser

                    Inspections, research and report preparation for all types of commercial properties, including condemnation appraisal for the Texas Highway Department. Major clients included RTC, F.D.I.C., Texas Commerce Bank, Nations Bank, Wells Fargo Bank, private individuals and lawyers.

4/86-7/90           Hill-Thompson, Inc., Houston, Texas Commercial
                    Real Estate Appraiser

                    Inspections, research and report preparation for all types of commercial properties, including farms and ranches, and airports. Major clients included F.D.I.C., First Interstate Bank and First City Bank.

10/83 -4/86         Austin County Appraisal District, Bellville, Texas
                    Manager of Appraisal

5/71 - 10/83        Private business (retail)

EDUCATION

Rice University -   Bachelor of Arts in History, 1971. Major coursework in pre law.

Attended and successfully completed the following courses: Appraisal Institute Course 1-A-1, University of Houston; American Society of Farm Managers and Rural
Appraisers: A-12, Standards and Ethics, Houston, Texas; Blinn College: Appraisal and Advanced Appraisal, Real Estate Law, Real Estate Marketing; Texas Association of Assessing Officers: Various Property Tax Courses.

Have attended various seminars, including RTC seminar on Affordable Housing
(1991).

PROFESSIONAL AFFILIATIONS

State Certified General Real Estate Appraiser, Texas TX-1322606-G
Real Estate Broker's License, State of Texas #0361814
Chairman, Austin County Appraisal Review Board 1990

================================================================================

                               THE STATE OF TEXAS
                      [Graphic: seal of the State of Texas]

               TEXAS APPRAISER LICENSING AND CERTIFICATION BOARD

                                BE IT KNOWN THAT

                            WILBURN FLACK TROTTER JR

    HAVING PROVIDED SATISFACTORY EVIDENCE OF THE QUALIFICATIONS REQUIRED BY
             THE TEXAS APPRAISER LICENSING AND CERTIFICATION ACT,
                ARTICLE 6573a.2, VERNON'S TEXAS CIVIL STATUTES,
                         IS AUTHORIZED TO USE THE TITLE

                                STATE CERTIFIED
                         GENERAL REAL ESTATE APPRAISER

                              Number: TX-1322606-G

                        Date of Issue: February 22, 1996

                     Date of Expiration: February 28, 1998
                                                              In Witness Thereof

{Stamp/seal of Texas Appraiser
Licensing and Certification Board]

                                                      /s/ A.E. Nelson, Jr.
                                                   -----------------------------
                                                         A.E. Nelson, Jr., Chair

                                                      /s/ Renil C. Liner
                                                   ----------------------------
                                                    Renil C. Liner, Commissioner

A. E. Nelson Jr., Chair
  Benjamin E. Barnett
     Vidal Gonzalez
                           Hayden Woodard, Vice-Chair
                                Leonel Garza, Jr.
                                 Debra S. Runyan
                                                    Maria F. Teran, Secretary
                                                           David Gloier
                                                          Cecil Wimberly

================================================================================

                            Patrick C. O'Connor, MAI

Patrick C. O'Connor is president of Patrick O'Connor & Associates, Inc., a real estate appraisal, property tax reduction, real estate publishing and consulting firm located in Houston, Texas.

Since 1983, Mr. O'Connor has been actively involved in client consultation, appraisal of commercial real estate properties, property tax reduction, and real estate brokerage primarily in the Houston metropolitan area. Types of properties appraised include apartments, retail centers, convenience stores, gas stations, office, office warehouse, bulk warehouse, service centers, land, car washes, bowling alley, mortuary, subdivisions, single-family, duplexes, churches, club houses, hotels, motels, mobile homes, restaurants, flea market, automobile service facilities, schools and veterinarian clinics.

Since 1985, Mr. O'Connor has been active in publishing analyses and data regarding the Houston real estate market. Over 800 customers and the media rely on O'Connor & Associates' 14 reports as a source of timely, accurate information. Mr. O'Connor has been interviewed on CNN and quoted in the Wall Street Journal, New York Times, USA Today, National Real Estate Investor, Houston Chronicle, Houston Post and Houston Business Journal.

                              Academic Background

Bachelor of Science in Industrial Engineering, University of Houston, May 1981. Master of Business Administration, Harvard Business School, May 1983.

Real Estate courses include:

      Principles of Real Estate I
      Principles of Real Estate II
      Principles of Real Estate III
      Real Property Asset Management
      Real Estate Law
      Appraisal Standards of Practice and Ethics
      Keeping Current with Texas Real Estate
      Principles of Property Tax Consulting
      Intangibles:      Defining & Measuring the
                        Impact on Property Taxes
      Comprehensive Exam Review Class

Professional Affiliations Appraisal Institute courses/credits include:

      110 Appraisal Principles
      120 Appraisal Procedures
      310 Basic Income Capitalization
      320 General Applications
      410 Standards of Prof. Appraisal Practice, Part A
      420 Standards of Prof. Appraisal Practice, Part B
      510 Advanced Income Capitalization
      520 Highest and Best Use and Market Analysis
      530 Advanced Sales Comp. and Cost Approaches
      540 Report Writing and Valuation Analysis
      550 Advanced Applications

                           Professional Affiliations

MAI Member (No. 11,008) of the Appraisal Institute
Texas Real Estate Broker's License, 1985
State Certified Appraiser: (State of Texas) TX-1321378-G
                           (State of Louisiana) No. 1796
                           (State of Tennessee) I.D. No. 00051369
Registered Senior Property Tax Consultant (State of Texas)

================================================================================
================================================================================
                             MEMBERSHIP CERTIFICATE

                               This Certifics That

                            Patrick Cornell O'Connor

                      has bccn admitted to membership as an
                                   MAI Member
                        in the Appraisal Institute and is
             entitled to all the rights and privileges of membership
       subject only to the limiting conditions set forth from time to time in the Bylaws and Regulations of the Appraisal Institute.

   In Witness Whereof, the Board of Directors of the Appraisal Institute has authorized this certificate to be signed in its behalf by the President, and the
 Corporate Seal to be hereunto affixed on this 4th day of June, 1996

                                 /s/ [Illegible]
                      -------------------------------------
                                   President

          THIS CERTIFICATE IS THE PROPERTY OF THE APPRAISAL INSTITUTE
      AND MUST BE RETURNED TO THE SECRETARY UPON TERMINATION OF MEMBERSHIP

[APPRAISAL INSTITUTE
CORPORATE SEAL]

                                   APPRAISAL
                                   INSTITUTE

================================================================================
================================================================================

                               THE STATE OF TEXAS
                      [Graphic: seal of the State of Texas]

               TEXAS APPRAISER LICENSING AND CERTIFICATION BOARD

                                BE IT KNOWN THAT

                                PATRICK C OCONNOR

    HAVING PROVIDED SATISFACTORY EVIDENCE OF THE QUALIFICATIONS REQUIRED BY
             THE TEXAS APPRAISER LICENSING AND CERTIFICATION ACT,
                ARTICLE 6573a.2, VERNON'S TEXAS CIVIL STATUTES,
                         IS AUTHORIZED TO USE THE TITLE

                                STATE CERTIFIED
                         GENERAL REAL ESTATE APPRAISER

                              Number: TX-1321378-G

                          Date of Issue: June 12, 1997

                        Date of Expiration: June 30, 1999

                                                              In Witness Thereof

[Stamp/seal of Texas Appraiser
Licensing and Certification Board]

                                                 /s/ Benjamin E. Barnett
                                                  ------------------------------
                                                     Benjamin E. Barnett, Chair

                                                 /s/ Renil C. Liner
                                                  -----------------------------
                                                    Renil C. Liner, Commissioner

Benjamin E. Barnett, Chair
  Leonel Garza, Jr.
A.E. (Butch) Nelson, Jr.
                           Debra S. Runyan, Vice-Chair
                                  David Gloier
                                               Jacqueline G. Humphrey, Secretary
                                                        Vidal Gonzalez
                                                        Maria F. Teran

================================================================================
================================================================================